PROSPECTUS FOR
WEALTHQUEST® III VARIABLE UNIVERSAL LIFE
INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
CONTRACT FORM NUMBER WQVUL
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
MAY 1, 2010

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	Rev. 05-10
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Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –
Service Class 2	Federated Insurance Series
VIP Money Market Portfolio	Federated Capital Income Fund II
VIP Mid Cap Portfolio	Federated High Income Bond Fund II – Primary Shares
VIP Index 500 Portfolio	Federated Fund for U.S. Government Securities II
VIP Contrafund® Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Growth Strategies Portfolio	Federated Quality Bond Fund II – Primary Shares
VIP Growth Opportunities Portfolio	The Alger Portfolios – Class I-2 Shares3
VIP Equity-Income Portfolio	Alger Small Cap Growth Portfolio2
VIP Investment Grade Bond Portfolio	Alger Large Cap Growth Portfolio
VIP Growth and Income Portfolio	Alger Mid Cap Growth Portfolio
VIP Value Portfolio	Alger Capital Appreciation Portfolio
VIP Value Leaders Portfolio	Alger Growth and Income Portfolio
VIP Value Strategies Portfolio	Alger Balanced Portfolio
T. Rowe Price	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares4
Equity Income Portfolio	Invesco V.I. Global Health Care Fund
Mid-Cap Growth Portfolio1	Invesco V.I. Small Cap Equity Fund
International Stock Portfolio	Invesco V.I. Utilities Fund
Limited-Term Bond Portfolio	Invesco V.I. Dynamics Fund
MFS ® Variable Insurance Trust – Initial Class Shares	Invesco V.I. Financial Services Fund
MFS Core Equity Series	Invesco V.I. Technology Fund
MFS Growth Series	Invesco V.I. Global Real Estate Fund
MFS Research Series
MFS Investors Trust Series

1Not available for investment in Contracts issued on or after May 1, 2004
2Not available for investment for Contracts issued on or after July 1, 2007.
3 On September 23, 2009 The Alger American Fund became The Alger Portfolios. The names of the portfolios of the Fund were changed by removing the name “American”, and all funds were reclassified as Class I-2 shares.
4On April 30, 2010, AIM Variable Insurance Funds changed the name of the Funds by removing “AIM”, and replacing with “Invesco.” The name “AIM Variable Insurance Funds” became “AIM Variable Insurance Funds (Invesco Variable Insurance Funds)”

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Insuarance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269. If mail is addressed differently, there may be delays in the processing of requested transactions.

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RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers two options for the death benefit qualification test:  the cash value accumulation test and the guideline premium test.  You can choose the death benefit qualification test which best meets your objectives, but you cannot change that choice later. The test you choose will usually depend on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued in California, premium payments received within thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolo. For a Contract issued in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that

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you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.
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Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawl fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1000.00.  Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

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Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.  The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B	$57.85 per $1000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees1	Upon transfer	$10 per transfer
1The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance1 (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.06 per $1,000 of Net Amount At Risk
Maximum	Monthly	$83.34 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker; Issue Age 30	Monthly	$.12 per $1,000 of Net Amount At Risk
Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.01 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

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RIDERS COST OF INSURANCE RATES FOR THE CONTRACT

Rider	When Charge is Deducted	Amount Deducted

Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.01 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male1 Non-Smoker, Issue age 30)	Monthly	$0.06 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider	Monthly	Minimum COI .09% of premium Maximum COI 0.38% of premium
(Charge for a Standard Male1 Non Smoker, Issue age 30)	Monthly	$0.189% of premium
Term Rider	Monthly	Minimum COI $0.02 per $1,000 of rider Death Benefit Maximum COI $83.34 per $1,000 of rider Death Benefit
(Charge for a Standard Male1 Non Smoker, Issue age 30)	Monthly	$0.12 per $1,000 of rider Death Benefit

1The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance.  The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses1	0.35%	2.42%
(before fee waivers or reimbursements)

1Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2009. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.16% and 1.53%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

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GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15)  Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

•	the first premium, as shown on the Data Page, has been paid; and

•	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured - the person upon whose life the Contract is issued.

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Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio –A series of a registered investment company designed to meet specified investment objectives.

Processing Center – Amercian National Insurance Company Processing Center is located at 4500 Lockhill-Selma Road, San Antonio, Texas 78249.

Satisfactory Proof of Death - submission of the following:

•	a certified copy of the death certificate;

•	a claimant statement;

•	the Contract; and

•	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading.  Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each Valuation Date) and ends at the close of regular trading of the New York Stock Exchange on the next Valuation Date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

•	life insurance protection;

•	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

•	flexibility in the amount and frequency of premium payments;

•	flexibility in the level of life insurance protection, subject to certain limitations; and

•	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

•	the Death Benefit; plus

•	additional life insurance proceeds provided by riders; minus

•	Contract Debt; minus

•	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

•	the Beneficiary or Beneficiaries; or

•	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law.

The Contract offers two (2) choices for the death benefit tax qualification test:

1.	the cash value accumulation test; and

2.	the guideline premium test.

If you have Contract Form Number WQVUL, you can choose the death benefit tax qualification test which best meets your objectives, but you can not change that choice later. The test you choose usually depends on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract. The guideline premium test produces higher Accumulation Values because it keeps costs of insurance down through smaller increases in the Death Benefit.

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For each tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value, unless you selected the Lifetime Guaranteed Coverage Benefit. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.)  If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Until Attained Age 100, the Death Benefit under either death benefit tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table applied will depend upon the death benefit tax qualification test elected. The corridor percentage table for the guideline premium qualification test is as follows:

CORRIDOR PERCENTAGE TABLE
FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained	Corridor	Attained	Corridor	Attained	Corridor
Age	Percentage	Age	Percentage	Age	Percentage

40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

The corridor percentages for the cash value accumulation test are based upon Attained Age, sex, risk classification, and Specified Amount. Since these percentages are much more complicated, they cannot be expressed in a single table.

Option A. Under Option A with either death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE
USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

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Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

OPTION A EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male non-smoker, age 35, and the Contract does not include any riders. The applicable corridor percentage is 494%. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 494% of Accumulation Value. Anytime the Accumulation Value exceeds $20,243 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,243 would increase the Death Benefit by $4.94. If the Accumulation Value exceeds $20,243 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $247,000 ($50,000 x 494%); an Accumulation Value of $60,000 will provide a Death Benefit of $296,400 ($60,000 x 494%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $345,800 ($70,000 x 494%).

Similarly, so long as Accumulation Value exceeds $20,243, each dollar decrease in Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $25,000 to $20,243 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $123,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

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OPTION B EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male, non-smoker and is age 35. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 Specified Amount + $5,000 Accumulation Value); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 Specified Amount + $10,000 Accumulation Value). The Death Benefit, however, must be at least 494% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $25,381, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $25,381 will increase the Death Benefit by $4.94. If the Accumulation Value exceeds $25,381 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. For a Contract with an Accumulation Value of $10,000, the Death Benefit will be $110,000 (Specified Amount $100,000 plus $10,000 Accumulation Value); for an Accumulation Value of $20,000, the Death Benefit will be $120,000 ($100,000 Specified Amount plus $20,000 Accumulation Value); and for an Accumulation Value of $50,000, the Death Benefit will be $247,000 ($50,000 x 494% is greater than $100,000 Specified Amount plus $50,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $25,381, each dollar taken out of Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $395,200 to $345,800. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1. increase your Death Benefit, you should choose Option B.

2. keep your cost of insurance charges to a minimum, you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. The cash value accumulation qualification test does not restrict the amount and timing of premium payments. However, regardless of the tax qualification test you elect, any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

The corridor for the cash value accumulation test generates a higher Death Benefit than the guideline premium test. The cash value accumulation test can maximize the Death Benefit. The guideline premium qualification test will produce higher Accumulation Values for the same premium as the cash value accumulation test while the Death Benefit is in the corridor.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.)

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A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees. Changing the Death Benefit option will cause the lifetime Guaranteed Coverage Benefit to terminate. (See the “Charges and Deductions” section and the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.)  If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

•	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

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•
An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

•
If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

•
If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

•
A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

•	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

•	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years or a Guaranteed Coverage Benefit period equal to the period of time until you reach Attained Age 100 (the “Lifetime” Guaranteed Coverage Benefit period). An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE AFFECT OF A DISTRIBTUION
ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the affect of a partial surrender or loan on the Guaranteed Coverage Benefit.  This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month.  At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00.  Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate.  The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

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Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen.  If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

•	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

•	the value in the Fixed Account; plus

•	premiums (less premium taxes) received on that Valuation Date; plus

•	Accumulation Value securing Contract Debt; less

•	partial surrenders, and related charges, processed on that Valuation Date; less

•	any Monthly Deduction processed on that Valuation Date; less

•	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

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Determination of Unit Value. The unit value of each Subaccount is equal to:

•	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

•	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

•	the Daily Asset Charge; and divided by

•
the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

•	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.

•	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

•
Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

•
Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

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When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20 each, we will:

•	change the installments to a quarterly, semi-annual or annual basis; and/or

•	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected. Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

•	joint or successive payees; or

•	other than a natural person.

CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business.  We are closed for business on Friday, November 26, 2010, and Thursday and Friday, December 23 and 24, 2010, in observation of the Thanksgiving and Christmas holidays.  On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) will be processed. All other transactions will be processed on the next Valuation Date that we are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

•
during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

•	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made.  A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.
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The amount available for a preferred loan is equal to the lesser of:

•	the above-mentioned loan limits, or

•	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

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Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

•	the Insured is age 75 or older;

•	the Contract is in its 16th Contract year or later;

•	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

•	the Contract Debt is greater than the Specified Amount; and

•	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

•	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract.  (See the “Grace Period and Reinstatement” provision of this Prospectus.)  If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value.  This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate.  The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge.  If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected.  (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

•	Your Death Benefit will be Death Benefit Option A;

•	You may not change the Specified Amount or the Death Benefit Option;

•	You may not make additional premium payments, though you may make loan repayments;

•	You may not make or take partial withdrawals or request additional loans;

•	No Monthly Deductions will be made;

•	Any additional riders with a separate charge will terminate;

•	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

•	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable.  The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts.  If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract.  You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

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Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Processing Center. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the  more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

•	twenty-five percent (25%) of the amount in the Fixed Account; or

•	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

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Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

•	Requests for transfers must be in writing and must be received by our Processing Center or may be made by telephone if a properly completed telephone authorization form is on file with us.

•	Requests for transfers must be clear and complete to be in good order.

•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

•	The minimum amount which may remain in a Subaccount after a transfer is $100.

•	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios.  These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing,”or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•
When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•
When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

•
When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

•
When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices.  While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances.  When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

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If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges.  If we reverse a transfer, we will do so within two (2) Valuation Dates.  We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners.  Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing.  For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time.  The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions.  In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio.  If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio.  Any such restriction or prohibition may remain in place indefinitely.  You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of the Contract Owners; or
•
an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

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Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959.  We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

•	transferring values;

•	changing how your premium payments are allocated; and

•	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

•	confirming telephone transactions in writing to you; and/or

•	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Processing Center.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our Processing Center or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

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Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed

Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500.  The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

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PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states.  Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our Home Office. All other premiums are payable at our Processing Center. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Processing Center. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

•	the Accumulation Value of the Contract at the time of the increase; and

•	the amount of the increase you request.

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Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our Processing Center. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments: You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” Premiums made after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269. We also accept premium payments by bank draft, wire or exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured’s underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

•	evidence of insurability satisfactory to us;

•	reinstatement or repayment of Contract Debt;

•	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

•	payment of Monthly Deductions not collected during the grace period; and

•
payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

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The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement.  The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract.  If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

•
Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

•	Charge for the Cost of any Riders.

o
Automatic Increase Rider.  The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class.  The Minimum cost of insurance rate for this rider is $.01 per $1,000 of Specified Amount.  The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o
Waiver of Stipulated Premium Rider.  The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class.  The Minimum cost of insurance rate for this rider is .09% of the premium.  The Maximum cost of insurance rate for this rider is 0.38% of the premium.

o
Term Rider.  The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class.  The Minimum cost of insurance rate for this rider is $0.02 per $1,000 of rider Death Benefit.  The Maximum cost of insurance rate for this rider is $83.34 per $1,000 of rider Death Benefit.

•	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

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•
Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We assess a monthly expense fee for five (5) Contract Years or longer if  you have selected the lifetime Guaranteed Coverage Benefit period. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus and the “Monthly Expense Fee” in the Fee Table entitled “Periodic Charges Other Than Portfolio Operating Expenses” in this Prospectus).

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twenty-eight (28%) and sixty-five percent (65%) of the guaranteed rates.  Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract the cost of insurance rates and ranges are based on the 1980 CSO.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

The actual charges made during the Contract Year will be shown in the annual report delivered to you.

Guaranteed maximum cost of insurance rates for policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the 1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for Attained Ages 15 and above.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we

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estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $15.38 per $1,000 of Specified Amount to $57.87 per $1,000 of Specified Amount. The rate is the same for the first five (5) years since issue or increase, and reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

•	the monthly expense fee;

•	the monthly maintenance fee;

•	the sales charge;

•	the deferred sales charge;

•	the Daily Asset Charge (mortality and expense risk charge);

•	the cost of insurance charge;

•	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

•	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the
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 “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,
THE SEPARATE ACCOUNT, THE FUNDS
AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or

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losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay the Surrender Value;

•	secure loans;

•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

•	operate the Separate Account as a management company;

•	de-register the Separate Account if registration is no longer required;

•	combine the Separate Account with other separate accounts;

•	restrict or eliminate any voting rights associated with the Separate Account; or

•	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

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The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: THE ALGER PORTFOLIOS* CLASS I-2 SHARES
ADVISER: FRED ALGER MANAGEMENT, INC.
Subaccount investing in:	Investment objective:
Alger American Small Cap Growth Portfolio●	seeks long-term capital appreciation
Alger American Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger American Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger American Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger American Growth & Income Portfolio	primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation
Alger American Balanced Portfolio	seeks current income and long-term capital appreciation
● Not available for investment for Contracts issued on or after July 1, 2007.
* On September 23, 2009 The Alger American Fund became The Alger Portfolios. The names of the Fund were changed by removing the name “American”, and all funds were reclassified as Class I-2 shares.

FUND: FEDERATED INSURANCE SERIES
ADVISER: FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISER FOR FEDERATED CAPITAL INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED EQUITY INCOME FUND II AND FEDERATED KAUFMANN FUND II
Subaccount investing in:	Investment objective:
Federated Capital Income Fund II	seeks to achieve high current
Subadvised by: Federated Investment	income and moderate
Management Company	capital appreciation
Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised by: Federated Global Investment
Management Corp.

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ADVISER:  FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II
Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seeks high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND: FIDELITY VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
Subaccount investing in:	Investment objective:
VIP Money Market Portfolio                                                                        seeks as high a level of current income as is consistent with preservation of capital and liquidity.
subadvised by:
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio	seeks long term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor's 500SM Index (S&P 500®)
Subadvised by:
Geode Capital Management
FMR Co., Inc
VIP Contrafund® Portfolio	seeks long term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

Subaccount investing in:	Investment objective:
VIP Growth Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.

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Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Equity Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
Subaccount investing in:	Investment objective:
VIP Investment Grade Bond Portfolio	seeks as high a level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth and Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
Subaccount investing in:	Investment objective:
VIP Value Leaders Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND: AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)*– SERIES I SHARES
ADVISER: INVESCO AIM ADVISORS, INC.
Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks capital growth
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Utilities Fund	seeks capital growth and also seeks current income
Invesco V.I. Dynamics Fund	seeks long-term capital growth
Invesco V.I. Financial Services Fund	seeks capital growth
Invesco V.I. Technology Fund	seeks capital growth
Invesco V.I. Global Real Estate Fund	seeks to achieve high total return
through growth of capital and current income
Subadvisor(s): Invesco Trimark Investment Management Inc; Invesco Global Asset Management (N.A.), Inc.: Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited.

 * On April 30, 2010, AIM Variable Insurance Funds changed the name of the Funds by removing “AIM”, and replacing with “Invesco.” The name “AIM Variable Insurance Funds” became “AIM Variable Insurance Funds (Invesco Variable Insurance Funds)”

FUND: MFS® VARIABLE INSURANCE TRUST – INITIAL CLASS SHARES
ADVISER: MASSACHUSETTS FINANCIAL SERVICE COMPANY
Subaccount investing in:	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

FUND: T. ROWE PRICE
ADVISER: T. ROWE PRICE ASSOCIATES, INC. IS RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC., IS RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

FUND: T. ROWE PRICE EQUITY SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth
FUND: T. ROWE PRICE FIXED INCOME SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value
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FUND: T. ROWE PRICE INTERNATIONAL SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies
* Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses that we incur These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2009, we received the following amounts with respect to the following Funds:

Fund                                                                Amount We Received
AIM Variable Insurance Funds                   $   72,477.55
The Alger Fund                                                 115,773.20
Fidelity Variable Insurance Products             468,666.86
Federated Insurance Series                               73,940.76
MFS Variable Insurance Trust                          16,924.22
T. Rowe Price Funds                                         113,214.43

During 2010, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund                                                      Percentage We Anticipate Receiving

AIM Variable Insurance Funds               .25%
The Alger Fund                                          .25%
Fidelity Variable Insurance Products      .40%
Federated Insurance Series                       .25%
MFS Variable Insurance Trust                 .15%
T. Rowe Price Funds                                  ..10%

The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans.  The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

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Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

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In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

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Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)
All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)
A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59½;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)
is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

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Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)
the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

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OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our Processing Center for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our Processing Center. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our Processing Center. The change will take effect as of the date the change is recorded at our Processing Center, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Contract Owners; or

•
an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been obtained and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicated with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or us.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

44

HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, Member NASD, SIPC.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company's minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.07%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2009.

 The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured's 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),
$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.77% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	912	PAC	588	0	175,588	608	0	175,608	620	0	175,620
32	2	912	PAC	1,163	0	176,163	1,237	0	176,237	1,288	0	176,288
33	3	912	PAC	1,724	0	176,724	1,890	0	176,890	2,007	0	177,007
34	4	912	PAC	2,271	0	177,271	2,567	0	177,567	2,781	0	177,781
35	5	912	PAC	2,804	0	177,804	3,267	0	178,267	3,614	0	178,614

36	6	912	PAC	3,389	0	178,389	4,061	0	179,061	4,581	0	179,581
37	7	912	PAC	3,955	0	178,955	4,879	0	179,879	5,618	0	180,618
38	8	912	PAC	565	0	175,565	582	0	175,582	593	0	175,593
39	9	912	PAC	1,164	0	176,164	1,236	0	176,236	1,284	0	176,284
40	10	912	PAC	1,744	0	176,744	1,908	0	176,908	2,023	0	177,023
		--------
		9,120

41	11	912	PAC	2,321	0	177,321	2,617	88	177,617	2,830	302	177,830
42	12	912	PAC	2,880	878	177,880	3,347	1,345	178,347	3,695	1,693	178,695
43	13	912	PAC	3,418	1,932	178,418	4,097	2,611	179,097	4,620	3,135	179,620
44	14	912	PAC	3,938	2,958	178,938	4,869	3,889	179,869	5,613	4,633	180,613
45	15	912	PAC	4,441	3,957	179,441	5,667	5,183	180,667	6,679	6,194	181,679

46	16	912	PAC	4,926	4,926	179,926	6,489	6,489	181,489	7,822	7,822	182,822
47	17	912	PAC	5,393	5,393	180,393	7,336	7,336	182,336	9,050	9,050	184,050
48	18	912	PAC	5,843	5,843	180,843	8,209	8,209	183,209	10,371	10,371	185,371
49	19	912	PAC	6,270	6,270	181,270	9,104	9,104	184,104	11,783	11,783	186,783
50	20	912	PAC	6,670	6,670	181,670	10,017	10,017	185,017	13,291	13,291	188,291
		--------
		18,240

51	21	912	PAC	7,044	7,044	182,044	10,949	10,949	185,949	14,904	14,904	189,904
52	22	912	PAC	7,390	7,390	182,390	11,898	11,898	186,898	16,627	16,627	191,627
53	23	912	PAC	7,704	7,704	182,704	12,861	12,861	187,861	18,464	18,464	193,464
54	24	912	PAC	7,986	7,986	182,986	13,836	13,836	188,836	20,424	20,424	195,424
55	25	912	PAC	8,234	8,234	183,234	14,824	14,824	189,824	22,516	22,516	197,516

56	26	912	PAC	8,447	8,447	183,447	15,822	15,822	190,822	24,747	24,747	199,747
57	27	912	PAC	8,626	8,626	183,626	16,830	16,830	191,830	27,131	27,131	202,131
58	28	912	PAC	8,773	8,773	183,773	17,851	17,851	192,851	29,679	29,679	204,679
59	29	912	PAC	8,887	8,887	183,887	18,885	18,885	193,885	32,406	32,406	207,406
60	30	912	PAC	8,966	8,966	183,966	19,927	19,927	194,927	35,321	35,321	210,321
		--------
		27,360

61	31	912	PAC	9,004	9,004	184,004	20,973	20,973	195,973	38,435	38,435	213,435
62	32	912	PAC	8,992	8,992	183,992	22,013	22,013	197,013	41,754	41,754	216,754
63	33	912	PAC	8,920	8,920	183,920	23,034	23,034	198,034	45,282	45,282	220,282
64	34	912	PAC	8,775	8,775	183,775	24,021	24,021	199,021	49,022	49,022	224,022
65	35	912	PAC	8,548	8,548	183,548	24,964	24,964	199,964	52,982	52,982	227,982

66	36	912	PAC	8,236	8,236	183,236	25,853	25,853	200,853	57,173	57,173	232,173
67	37	912	PAC	7,835	7,835	182,835	26,684	26,684	201,684	61,609	61,609	236,609
68	38	912	PAC	7,346	7,346	182,346	27,451	27,451	202,451	66,311	66,311	241,311
69	39	912	PAC	6,767	6,767	181,767	28,149	28,149	203,149	71,295	71,295	246,295
70	40	912	PAC	6,089	6,089	181,089	28,762	28,762	203,762	76,573	76,573	251,573
		--------
		36,480

47

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),
$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.77% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	912	PAC	5,293	5,293	180,293	29,268	29,268	204,268	82,150	82,150	257,150
72	42	912	PAC	4,354	4,354	179,354	29,633	29,633	204,633	88,019	88,019	263,019
73	43	912	PAC	3,238	3,238	178,238	29,814	29,814	204,814	94,168	94,168	269,168
74	44	912	PAC	1,911	1,911	176,911	29,764	29,764	204,764	100,580	100,580	275,580
75	45	912	PAC	341	341	175,341	29,437	29,437	204,437	107,239	107,239	282,239

76	46	912	PAC	0	0	173,491	28,790	28,790	203,790	114,133	114,133	289,133
77	47	912	PAC	0	0	171,316	27,783	27,783	202,783	121,255	121,255	296,255
78	48	912	PAC	0	0	168,793	26,378	26,378	201,378	128,600	128,600	303,600
79	49	912	PAC	0	0	165,893	24,528	24,528	199,528	136,157	136,157	311,157
80	50	912	PAC	0	0	162,577	22,174	22,174	197,174	143,901	143,901	318,901
		--------
		45,600

81	51	912	PAC	0	0	158,787	19,235	19,235	194,235	151,786	151,786	326,786
82	52	912	PAC	0	0	154,451	15,615	15,615	190,615	159,752	159,752	334,752
83	53	912	PAC	0	0	149,487	11,198	11,198	186,198	167,717	167,717	342,717
84	54	912	PAC	0	0	143,814	5,870	5,870	180,870	175,597	175,597	350,597
85	55	912	PAC	0	0	137,360	0	0	174,518	183,310	183,310	358,310

86	56	912	PAC	0	0	130,060	0	0	167,219	190,775	190,775	365,775
87	57	912	PAC	0	0	121,858	0	0	159,016	197,912	197,912	372,912
88	58	912	PAC	0	0	112,695	0	0	149,854	204,635	204,635	379,635
89	59	912	PAC	0	0	102,516	0	0	139,675	210,849	210,849	385,849
90	60	912	PAC	0	0	91,256	0	0	128,414	216,445	216,445	391,445
		--------
		54,720

91	61	912	PAC	0	0	78,839	0	0	115,997	221,295	221,295	396,295
92	62	912	PAC	0	0	65,166	0	0	102,324	225,232	225,232	400,232
93	63	912	PAC	0	0	50,089	0	0	87,248	228,028	228,028	403,028
94	64	912	PAC	0	0	33,362	0	0	70,520	229,331	229,331	404,331
95	65	912	PAC	0	0	14,515	0	0	51,673	228,527	228,527	403,527

		--------
		59,280

48

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),
$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-177% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	912	PAC	476	0	175,476	491	0	175,491	501	0	175,501
32	2	912	PAC	936	0	175,936	996	0	175,996	1,036	0	176,036
33	3	912	PAC	1,381	0	176,381	1,515	0	176,515	1,608	0	176,608
34	4	912	PAC	1,809	0	176,809	2,046	0	177,046	2,218	0	177,218
35	5	912	PAC	2,220	0	177,220	2,590	0	177,590	2,867	0	177,867

36	6	912	PAC	2,611	0	177,611	3,144	0	178,144	3,557	0	178,557
37	7	912	PAC	2,978	0	177,978	3,703	0	178,703	4,285	0	179,285
38	8	912	PAC	360	0	175,360	371	0	175,371	378	0	175,378
39	9	912	PAC	723	0	175,723	768	0	175,768	798	0	175,798
40	10	912	PAC	1,056	0	176,056	1,157	0	176,157	1,228	0	176,228
		--------
		9,120

41	11	912	PAC	1,353	0	176,353	1,532	0	176,532	1,662	0	176,662
42	12	912	PAC	1,613	0	176,613	1,891	0	176,891	2,099	97	177,099
43	13	912	PAC	1,838	352	176,838	2,232	746	177,232	2,538	1,053	177,538
44	14	912	PAC	2,027	1,047	177,027	2,556	1,576	177,556	2,981	2,001	177,981
45	15	912	PAC	2,182	1,697	177,182	2,861	2,376	177,861	3,428	2,943	178,428

46	16	912	PAC	2,299	2,299	177,299	3,143	3,143	178,143	3,874	3,874	178,874
47	17	912	PAC	2,378	2,378	177,378	3,399	3,399	178,399	4,319	4,319	179,319
48	18	912	PAC	2,415	2,415	177,415	3,625	3,625	178,625	4,758	4,758	179,758
49	19	912	PAC	2,410	2,410	177,410	3,817	3,817	178,817	5,189	5,189	180,189
50	20	912	PAC	2,358	2,358	177,358	3,968	3,968	178,968	5,606	5,606	180,606
		--------
		18,240

51	21	912	PAC	2,254	2,254	177,254	4,073	4,073	179,073	6,002	6,002	181,002
52	22	912	PAC	2,095	2,095	177,095	4,122	4,122	179,122	6,371	6,371	181,371
53	23	912	PAC	1,873	1,873	176,873	4,105	4,105	179,105	6,700	6,700	181,700
54	24	912	PAC	1,581	1,581	176,581	4,011	4,011	179,011	6,979	6,979	181,979
55	25	912	PAC	1,220	1,220	176,220	3,837	3,837	178,837	7,201	7,201	182,201

56	26	912	PAC	784	784	175,784	3,572	3,572	178,572	7,358	7,358	182,358
57	27	912	PAC	276	276	175,276	3,212	3,212	178,212	7,442	7,442	182,442
58	28	912	PAC	0	0	174,697	2,757	2,757	177,757	7,451	7,451	182,451
59	29	912	PAC	0	0	174,039	2,201	2,201	177,201	7,378	7,378	182,378
60	30	912	PAC	0	0	173,292	1,529	1,529	176,529	7,204	7,204	182,204
		--------
		27,360

61	31	912	PAC	0	0	172,438	721	721	175,721	6,906	6,906	181,906
62	32	912	PAC	0	0	171,454	0	0	174,746	6,447	6,447	181,447
63	33	912	PAC	0	0	170,306	0	0	173,599	5,779	5,779	180,779
64	34	912	PAC	0	0	168,959	0	0	172,252	4,848	4,848	179,848
65	35	912	PAC	0	0	167,386	0	0	170,679	3,606	3,606	178,606

66	36	912	PAC	0	0	165,571	0	0	168,863	2,006	2,006	177,006
67	37	912	PAC	0	0	163,502	0	0	166,795	12	12	175,012
68	38	912	PAC	0	0	161,175	0	0	164,468	0	0	172,685
69	39	912	PAC	0	0	158,581	0	0	161,873	0	0	170,090
70	40	912	PAC	0	0	155,687	0	0	158,980	0	0	167,197
		--------
		36,480

49

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),
$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.77% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	912	PAC	0	0	152,443	0	0	155,736	0	0	163,953
72	42	912	PAC	0	0	148,770	0	0	152,063	0	0	160,280
73	43	912	PAC	0	0	144,569	0	0	147,862	0	0	156,079
74	44	912	PAC	0	0	139,734	0	0	143,026	0	0	151,243
75	45	912	PAC	0	0	134,165	0	0	137,458	0	0	145,675

76	46	912	PAC	0	0	127,774	0	0	131,066	0	0	139,284
77	47	912	PAC	0	0	120,488	0	0	123,781	0	0	131,998
78	48	912	PAC	0	0	112,238	0	0	115,530	0	0	123,748
79	49	912	PAC	0	0	102,937	0	0	106,230	0	0	114,447
80	50	912	PAC	0	0	92,465	0	0	95,758	0	0	103,975
		--------
		45,600

81	51	912	PAC	0	0	80,651	0	0	83,944	0	0	92,161
82	52	912	PAC	0	0	67,279	0	0	70,572	0	0	78,789
83	53	912	PAC	0	0	52,094	0	0	55,386	0	0	63,604
84	54	912	PAC	0	0	34,837	0	0	38,130	0	0	46,347
85	55	912	PAC	0	0	15,268	0	0	18,561	0	0	26,778

86	56	912	PAC	0	0	0	0	0	0	0	0	4,669
87	57	912	PAC	0	0	0	0	0	0	0	0	0
88	58	912	PAC	0	0	0	0	0	0	0	0	0
89	59	912	PAC	0	0	0	0	0	0	0	0	0
90	60	912	PAC	0	0	0	0	0	0	0	0	0
		--------
		54,720

91	61	912	PAC	0	0	0	0	0	0	0	0	0
92	62	912	PAC	0	0	0	0	0	0	0	0	0
93	63	912	PAC	0	0	0	0	0	0	0	0	0
94	64	912	PAC	0	0	0	0	0	0	0	0	0
95	65	912	PAC	0	0	0	0	0	0	0	0	0

96	66	912	PAC	0	0	0	0	0	0	0	0	0
97	67	912	PAC	0	0	0	0	0	0	0	0	0
98	68	912	PAC	0	0	0	0	0	0	0	0	0
99	69	912	PAC	0	0	0	0	0	0	0	0	0
100	70	912	PAC	0	0	0	0	0	0	0	0	0
		--------
		63,840

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium: $17,941.67

Guideline Level Annual Premium: $5,027.40

TAMRA Initial 7 Pay Premium: $4,764.26

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 ½ would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse.  Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.77% Net)	6% Gross Annual Return (4.23% Net)	10% Gross Annual Return (8.23% Net)
Guaranteed Charges	Attained Age	86	86	87
	Contract Year	56	56	57
Current Charges	Attained Age	95	95	95
	Contract Year	65	65	65

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges.  The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen.  Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium.  If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits.  Actual year of lapse may be more or less favorable than shown in the chart.  Investment returns are hypothetical only.  Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, Member NASD, SIPC.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company's minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.07%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2009.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification.

52

 These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured's 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.77% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1440	PAC	921	0	240,921	951	0	240,951	971	0	240,971
32	2	1440	PAC	1,823	0	241,823	1,940	0	241,940	2,019	0	242,019
33	3	1440	PAC	2,703	0	242,703	2,964	0	242,964	3,146	0	243,146
34	4	1440	PAC	3,559	0	243,559	4,023	0	244,023	4,359	0	244,359
35	5	1440	PAC	4,391	0	244,391	5,117	0	245,117	5,661	0	245,661

36	6	1440	PAC	5,344	0	245,344	6,398	0	246,398	7,213	0	247,213
37	7	1440	PAC	6,273	0	246,273	7,725	0	247,725	8,885	0	248,885
38	8	1440	PAC	928	0	240,928	956	0	240,956	974	0	240,974
39	9	1440	PAC	1,911	0	241,911	2,028	0	242,028	2,108	0	242,108
40	10	1440	PAC	2,865	0	242,865	3,134	0	243,134	3,322	0	243,322
		--------
		14,400

41	11	1440	PAC	3,816	144	243,816	4,301	629	244,301	4,652	980	244,652
42	12	1440	PAC	4,736	1,834	244,736	5,503	2,602	245,503	6,076	3,175	246,076
43	13	1440	PAC	5,625	3,478	245,625	6,741	4,593	246,741	7,602	5,454	247,602
44	14	1440	PAC	6,483	5,069	246,483	8,014	6,601	248,014	9,236	7,823	249,236
45	15	1440	PAC	7,306	6,610	247,306	9,322	8,626	249,322	10,985	10,289	250,985

46	16	1440	PAC	8,095	8,095	248,095	10,665	10,665	250,665	12,858	12,858	252,858
47	17	1440	PAC	8,851	8,851	248,851	12,045	12,045	252,045	14,864	14,864	254,864
48	18	1440	PAC	9,573	9,573	249,573	13,461	13,461	253,461	17,013	17,013	257,013
49	19	1440	PAC	10,248	10,248	250,248	14,903	14,903	254,903	19,304	19,304	259,304
50	20	1440	PAC	10,876	10,876	250,876	16,370	16,370	256,370	21,746	21,746	261,746
		--------
		28,800

51	21	1440	PAC	11,452	11,452	251,452	17,855	17,855	257,855	24,345	24,345	264,345
52	22	1440	PAC	11,970	11,970	251,970	19,355	19,355	259,355	27,109	27,109	267,109
53	23	1440	PAC	12,425	12,425	252,425	20,862	20,862	260,862	30,043	30,043	270,043
54	24	1440	PAC	12,810	12,810	252,810	22,370	22,370	262,370	33,154	33,154	273,154
55	25	1440	PAC	13,120	13,120	253,120	23,870	23,870	263,870	36,448	36,448	276,448

56	26	1440	PAC	13,347	13,347	253,347	25,354	25,354	265,354	39,931	39,931	279,931
57	27	1440	PAC	13,486	13,486	253,486	26,814	26,814	266,814	43,614	43,614	283,614
58	28	1440	PAC	13,534	13,534	253,534	28,244	28,244	268,244	47,505	47,505	287,505
59	29	1440	PAC	13,482	13,482	253,482	29,633	29,633	269,633	51,613	51,613	291,613
60	30	1440	PAC	13,321	13,321	253,321	30,966	30,966	270,966	55,942	55,942	295,942
		--------
		43,200

61	31	1440	PAC	13,038	13,038	253,038	32,227	32,227	272,227	60,497	60,497	300,497
62	32	1440	PAC	12,623	12,623	252,623	33,400	33,400	273,400	65,281	65,281	305,281
63	33	1440	PAC	12,056	12,056	252,056	34,458	34,458	274,458	70,292	70,292	310,292
64	34	1440	PAC	11,320	11,320	251,320	35,376	35,376	275,376	75,525	75,525	315,525
65	35	1440	PAC	10,397	10,397	250,397	36,126	36,126	276,126	80,979	80,979	320,979

66	36	1440	PAC	9,272	9,272	249,272	36,682	36,682	276,682	86,652	86,652	326,652
67	37	1440	PAC	7,930	7,930	247,930	37,017	37,017	277,017	92,541	92,541	332,541
68	38	1440	PAC	6,358	6,358	246,358	37,105	37,105	277,105	98,649	98,649	338,649
69	39	1440	PAC	4,538	4,538	244,538	36,912	36,912	276,912	104,968	104,968	344,968
70	40	1440	PAC	2,446	2,446	242,446	36,395	36,395	276,395	111,485	111,485	351,485
		--------
		57,600

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.77% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	1440	PAC	44	44	240,044	35,499	35,499	275,499	118,175	118,175	358,175
72	42	1440	PAC	0	0	237,265	34,159	34,159	274,159	124,999	124,999	364,999
73	43	1440	PAC	0	0	234,027	32,291	32,291	272,291	131,906	131,906	371,906
74	44	1440	PAC	0	0	230,268	29,813	29,813	269,813	138,837	138,837	378,837
75	45	1440	PAC	0	0	225,938	26,645	26,645	266,645	145,743	145,743	385,743

76	46	1440	PAC	0	0	220,997	22,719	22,719	262,719	152,579	152,579	392,579
77	47	1440	PAC	0	0	215,411	17,967	17,967	257,967	159,304	159,304	399,304
78	48	1440	PAC	0	0	209,150	12,323	12,323	252,323	165,878	165,878	405,878
79	49	1440	PAC	0	0	202,182	5,718	5,718	245,718	172,255	172,255	412,255
80	50	1440	PAC	0	0	194,451	0	0	238,066	178,360	178,360	418,360
		--------
		72,000

81	51	1440	PAC	0	0	185,877	0	0	229,492	184,087	184,087	424,087
82	52	1440	PAC	0	0	176,359	0	0	219,974	189,300	189,300	429,300
83	53	1440	PAC	0	0	165,775	0	0	209,390	193,829	193,829	433,829
84	54	1440	PAC	0	0	154,009	0	0	197,625	197,498	197,498	437,498
85	55	1440	PAC	0	0	140,970	0	0	184,585	200,138	200,138	440,138

86	56	1440	PAC	0	0	126,593	0	0	170,208	201,600	201,600	441,600
87	57	1440	PAC	0	0	110,832	0	0	154,447	201,736	201,736	441,736
88	58	1440	PAC	0	0	93,662	0	0	137,277	200,413	200,413	440,413
89	59	1440	PAC	0	0	75,064	0	0	118,679	197,489	197,489	437,489
90	60	1440	PAC	0	0	54,997	0	0	98,613	192,793	192,793	432,793
		--------
		86,400

91	61	1440	PAC	0	0	33,403	0	0	77,018	186,114	186,114	426,114
92	62	1440	PAC	0	0	10,185	0	0	53,800	177,191	177,191	417,191
93	63	1440	PAC	0	0	0	0	0	28,802	165,675	165,675	405,675
94	64	1440	PAC	0	0	0	0	0	1,694	151,008	151,008	391,008
95	65	1440	PAC	0	0	0	0	0	0	132,179	132,179	372,179

96	66	1440	PAC	0	0	0	0	0	0	107,377	107,377	347,377
97	67	1440	PAC	0	0	0	0	0	0	73,259	73,259	313,259
98	68	1440	PAC	0	0	0	0	0	0	23,703	23,703	263,703
99	69	1440	PAC	0	0	0	0	0	0	0	0	190,112
100	70	1440	PAC	0	0	0	0	0	0	0	0	90,604
		--------
		100,800

55

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.77% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1440	PAC	766	0	240,766	791	0	240,791	808	0	240,808
32	2	1440	PAC	1,512	0	241,512	1,609	0	241,609	1,675	0	241,675
33	3	1440	PAC	2,235	0	242,235	2,451	0	242,451	2,603	0	242,603
34	4	1440	PAC	2,931	0	242,931	3,314	0	243,314	3,592	0	243,592
35	5	1440	PAC	3,597	0	243,597	4,196	0	244,196	4,645	0	244,645

36	6	1440	PAC	4,233	0	244,233	5,096	0	245,096	5,765	0	245,765
37	7	1440	PAC	4,837	0	244,837	6,012	0	246,012	6,954	0	246,954
38	8	1440	PAC	596	0	240,596	614	0	240,614	626	0	240,626
39	9	1440	PAC	1,204	0	241,204	1,279	0	241,279	1,329	0	241,329
40	10	1440	PAC	1,768	0	241,768	1,937	0	241,937	2,056	0	242,056
		--------
		14,400

41	11	1440	PAC	2,281	0	242,281	2,582	0	242,582	2,799	0	242,799
42	12	1440	PAC	2,743	0	242,743	3,209	308	243,209	3,559	657	243,559
43	13	1440	PAC	3,151	1,003	243,151	3,816	1,669	243,816	4,333	2,185	244,333
44	14	1440	PAC	3,502	2,088	243,502	4,398	2,984	244,398	5,118	3,704	245,118
45	15	1440	PAC	3,791	3,095	243,791	4,947	4,251	244,947	5,910	5,214	245,910

46	16	1440	PAC	4,014	4,014	244,014	5,455	5,455	245,455	6,702	6,702	246,702
47	17	1440	PAC	4,166	4,166	244,166	5,916	5,916	245,916	7,488	7,488	247,488
48	18	1440	PAC	4,243	4,243	244,243	6,323	6,323	246,323	8,264	8,264	248,264
49	19	1440	PAC	4,241	4,241	244,241	6,665	6,665	246,665	9,020	9,020	249,020
50	20	1440	PAC	4,152	4,152	244,152	6,933	6,933	246,933	9,748	9,748	249,748
		--------
		28,800

51	21	1440	PAC	3,967	3,967	243,967	7,111	7,111	247,111	10,433	10,433	250,433
52	22	1440	PAC	3,673	3,673	243,673	7,180	7,180	247,180	11,055	11,055	251,055
53	23	1440	PAC	3,255	3,255	243,255	7,119	7,119	247,119	11,593	11,593	251,593
54	24	1440	PAC	2,695	2,695	242,695	6,903	6,903	246,903	12,018	12,018	252,018
55	25	1440	PAC	1,981	1,981	241,981	6,506	6,506	246,506	12,305	12,305	252,305

56	26	1440	PAC	1,095	1,095	241,095	5,902	5,902	245,902	12,420	12,420	252,420
57	27	1440	PAC	22	22	240,022	5,064	5,064	245,064	12,332	12,332	252,332
58	28	1440	PAC	0	0	238,743	3,970	3,970	243,970	12,012	12,012	252,012
59	29	1440	PAC	0	0	237,224	2,585	2,585	242,585	11,414	11,414	251,414
60	30	1440	PAC	0	0	235,435	864	864	240,864	10,485	10,485	250,485
		--------
		43,200

61	31	1440	PAC	0	0	233,344	0	0	238,779	9,166	9,166	249,166
62	32	1440	PAC	0	0	230,917	0	0	236,352	7,386	7,386	247,386
63	33	1440	PAC	0	0	228,102	0	0	233,537	5,055	5,055	245,055
64	34	1440	PAC	0	0	224,847	0	0	230,282	2,072	2,072	242,072
65	35	1440	PAC	0	0	221,101	0	0	226,536	0	0	238,366

66	36	1440	PAC	0	0	216,818	0	0	222,253	0	0	234,083
67	37	1440	PAC	0	0	211,951	0	0	217,386	0	0	229,216
68	38	1440	PAC	0	0	206,457	0	0	211,892	0	0	223,722
69	39	1440	PAC	0	0	200,279	0	0	205,714	0	0	217,544
70	40	1440	PAC	0	0	193,341	0	0	198,776	0	0	210,606
		--------
		57,600

56

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.77% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	1440	PAC	0	0	185,540	0	0	190,976	0	0	202,805
72	42	1440	PAC	0	0	176,751	0	0	182,186	0	0	194,016
73	43	1440	PAC	0	0	166,813	0	0	172,249	0	0	184,079
74	44	1440	PAC	0	0	155,571	0	0	161,006	0	0	172,836
75	45	1440	PAC	0	0	142,885	0	0	148,320	0	0	160,150

76	46	1440	PAC	0	0	128,646	0	0	134,081	0	0	145,911
77	47	1440	PAC	0	0	112,754	0	0	118,189	0	0	130,019
78	48	1440	PAC	0	0	95,123	0	0	100,558	0	0	112,388
79	49	1440	PAC	0	0	75,651	0	0	81,086	0	0	92,916
80	50	1440	PAC	0	0	54,177	0	0	59,612	0	0	71,442
		--------
		72,000

81	51	1440	PAC	0	0	30,470	0	0	35,905	0	0	47,735
82	52	1440	PAC	0	0	4,236	0	0	9,671	0	0	21,501
83	53	1440	PAC	0	0	0	0	0	0	0	0	0
84	54	1440	PAC	0	0	0	0	0	0	0	0	0
85	55	1440	PAC	0	0	0	0	0	0	0	0	0

86	56	1440	PAC	0	0	0	0	0	0	0	0	0
87	57	1440	PAC	0	0	0	0	0	0	0	0	0
88	58	1440	PAC	0	0	0	0	0	0	0	0	0
89	59	1440	PAC	0	0	0	0	0	0	0	0	0
90	60	1440	PAC	0	0	0	0	0	0	0	0	0
		--------
		86,400

91	61	1440	PAC	0	0	0	0	0	0	0	0	0
92	62	1440	PAC	0	0	0	0	0	0	0	0	0
93	63	1440	PAC	0	0	0	0	0	0	0	0	0
94	64	1440	PAC	0	0	0	0	0	0	0	0	0
95	65	1440	PAC	0	0	0	0	0	0	0	0	0

96	66	1440	PAC	0	0	0	0	0	0	0	0	0
97	67	1440	PAC	0	0	0	0	0	0	0	0	0
98	68	1440	PAC	0	0	0	0	0	0	0	0	0
99	69	1440	PAC	0	0	0	0	0	0	0	0	0
100	70	1440	PAC	0	0	0	0	0	0	0	0	0
		--------
		100,800

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium: $27,838.62

Guideline Level Annual Premium: $8,031.17

TAMRA Initial 7 Pay Premium: $7,339.90

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 ½ would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse.  Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.77% Net)	6% Gross Annual Return (4.23% Net)	10% Gross Annual Return (8.23% Net)
Guaranteed Charges	Attained Age	83	83	83
	Contract Year	53	53	53
Current Charges	Attained Age	93	95	100
	Contract Year	63	65	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges.  The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen.  Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium.  If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits.  Actual year of lapse may be more or less favorable than shown in the chart.  Investment returns are hypothetical only.  Actual rates of return will vary.

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STATEMENT OF ADDITIONAL INFORMATION

 A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and  consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

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Form 9130	Rev. 05-10

PROSPECTUS FOR
WEALTHQUEST® III VARIABLE UNIVERSAL LIFE
INDIVIDUAL FLEXIBLE PREMIUM
VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT
CONTRACT FORM NUMBER WQVUL08
ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
MAY 1, 2010

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	Rev. 05-10

1

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –	MFS Investors Trust Series
Service Class 2	Federated Insurance Series
VIP Money Market Portfolio	Federated Capital Income Fund II
VIP Mid Cap Portfolio	Federated High Income Bond Fund II – Primary Shares
VIP Index 500 Portfolio	Federated Fund for U.S. Government Securities II
VIP Contrafund® Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Growth Strategies Portfolio	Federated Quality Bond Fund II – Primary Shares
VIP Growth Opportunities Portfolio	The Alger Portfolios – Class I-2 Shares3
VIP Equity-Income Portfolio	Alger Small Cap Growth Portfolio2
VIP Investment Grade Bond Portfolio	Alger Large Cap Growth Portfolio
VIP Growth and Income Portfolio	Alger Mid Cap Growth Portfolio
VIP Value Portfolio	Alger Capital Appreciation Portfolio
VIP Value Leaders Portfolio	Alger Growth and Income Portfolio
VIP Value Strategies Portfolio	Alger Balanced Portfolio
T. Rowe Price	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series I Shares4
Equity Income Portfolio	Invesco V.I. Global Health Care Fund
Mid-Cap Growth Portfolio1	Invesco V.I. Small Cap Equity Fund
International Stock Portfolio	Invesco V.I. Utilities Fund
Limited-Term Bond Portfolio	Invesco V.I. Dynamics Fund
MFS ® Variable Insurance Trust – Initial Class Shares	Invesco V.I. Financial Services Fund
MFS Core Equity Series	Invesco V.I. Technology Fund
MFS Growth Series	Invesco V.I. Global Real Estate Fund
MFS Research Series

1 Not available for investment in Contracts issued on or after May 1, 2004
2 Not available for investment for Contracts issued on or after July 1, 2007.
3 On 9/23/09 The Alger Fund became The Alger Portfolios. The names of the portfolios of the Fund were changed by removing the name “American”, and all funds were reclassified as Class I-2 shares.
4On April 30, 2010, AIM Variable Insurance Funds changed the name of the Funds by removing “AIM”, and replacing with “Invesco.” The name “AIM Variable Insurance Funds” became “AIM Variable Insurance Funds (Invesco Variable Insurance Funds)”

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269. If mail is addressed differently, there may be delays in the processing of requested transactions.

2

3

RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers only one option for the death benefit qualification test - the guideline premium test.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued in California, premium payments received within thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. For a Contrat issued in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

4

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

5

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1000.00.. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59½ may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

6

Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B	$57.90 per $1000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees1	Upon transfer	$10 per transfer
1The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

7

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

 FOR THE CONTRACT
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance1 (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.015 per $1,000 of Net Amount At Risk
Maximum	Monthly	$40.91 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker; Issue Age 30	Monthly	$.09 per $1,000 of Net Amount At Risk
Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.03 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)

Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

RIDERS COST OF INSURANCE RATES THE FOR CONTRACT
Rider	When Charge is Deducted	Amount Deducted

Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.01 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male1 Non-Smoker, Issue age 30)	Monthly	$0.06 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider	Monthly	Minimum COI .09% of premium Maximum COI 0.38% of premium
(Charge for a Standard Male1 Non Smoker, Issue age 30)	Monthly	$0.189% of premium
Term Rider	Monthly	Minimum COI $0.015 per $1,000 of rider Death Benefit Maximum COI $40.91 per $1,000 of rider Death Benefit
(Charge for a Standard Male1 Non Smoker, Issue age 30)	Monthly	$0.09 per $1,000 of rider Death Benefit

1The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the

8

Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses1	0.35%	2.42%
(before fee waivers or reimbursements)

1Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2009. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.16% and 1.53%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

9

GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

•	the first premium, as shown on the Data Page, has been paid; and

•	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

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Insured - the person upon whose life the Contract is issued.

Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio –A series of a registered investment company designed to meet specified investment objectives.

Processing Center - American National Insurance Company Processing Center, Variable Contracts, is located at 4500 Lockhill-Selma Road, San Antonio, Texas 78249.

Satisfactory Proof of Death - submission of the following:

•	a certified copy of the death certificate;

•	a claimant statement;

•	the Contract; and

•	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of regular trading of the New York Stock Exchange on the next valuation date.

CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

•	life insurance protection;

•	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

•	flexibility in the amount and frequency of premium payments;

•	flexibility in the level of life insurance protection, subject to certain limitations; and

•	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

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Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

•	the Death Benefit; plus

•	additional life insurance proceeds provided by riders; minus

•	Contract Debt; minus

•	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

•	the Beneficiary or Beneficiaries; or

•	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law. The Contract offers only one (1) choice for the death benefit tax qualification test: the guidline premium test.

For the tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value.

Until Attained Age 100, the Death Benefit under the tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table for the guideline premium qualification test is as follows:

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CORRIDOR PERCENTAGE TABLE
FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained	Corridor	Attained	Corridor	Attained	Corridor
Age	Percentage	Age	Percentage	Age	Percentage

40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
52	164	67	118

Option A. Under Option A with the Guideline Premium death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE
USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE
USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668,

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the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1. increase your Death Benefit, you should choose Option B.

2. keep your cost of insurance charges to a minimum, you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. Any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

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If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified

Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

•	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

•
An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

•
If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

•
If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

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Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

•	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

•	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years. An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE AFFECT OF A DISTRIBTUION
ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the affect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

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DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

•	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

•	the value in the Fixed Account; plus

•	premiums (less premium taxes) received on that Valuation Date; plus

•	Accumulation Value securing Contract Debt; less

•	partial surrenders, and related charges, processed on that Valuation Date; less

•	any Monthly Deduction processed on that Valuation Date; less

•	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

•	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

•	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

•	the Daily Asset Charge; and divided by

•
the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

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Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

•	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 1.5% per year or at a higher rate, at our option.

•	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

•
Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 1.5% per year plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

•
Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 1.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 1.5% per year.

To avoid paying installments of less than $20 each, we will:

•	change the installments to a quarterly, semi-annual or annual basis; and/or

•	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected.

Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

•	joint or successive payees; or

•	other than a natural person.

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CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 26, 2010, and Thursday and Friday, December 23 and 24, 2010, in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) will be processed. All other transactions will be processed on the next Valuation Date that We are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

•
during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

•	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

•	the above-mentioned loan limits, or

•	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We
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will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

•	the Insured is age 75 or older;

•	the Contract is in its 16th Contract year or later;

•	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

•	the Contract Debt is greater than the Specified Amount; and

•	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

•	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

•	Your Death Benefit will be Death Benefit Option A;

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•	You may not change the Specified Amount or the Death Benefit Option;

•	You may not make additional premium payments, though you may make loan repayments;

•	You may not make or take partial withdrawals or request additional loans;

•	No Monthly Deductions will be made;

•	Any additional riders with a separate charge will terminate;

•	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

•	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our Processing Center. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in

Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

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The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

•	twenty-five percent (25%) of the amount in the Fixed Account; or

•	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:
•	Requests for transfers must be in writing and must be received by our Processing Center or may be made by telephone if a properly completed telephone authorization form is on file with us.

•	Requests for transfers must be clear and complete to be in good order.

•	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

•	The minimum amount which may remain in a Subaccount after a transfer is $100.

•	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing,”or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

•
When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

•
When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

•	When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must

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•
increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

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We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

•	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of the Contract Owners; or

•
an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can

•	transferring values;

•	changing how your premium payments are allocated; and

•	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

•	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

•	confirming telephone transactions in writing to you; and/or

•	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our Processing Center.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

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To cancel the Contract, you should mail or deliver the Contract to our Processing Center or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.
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You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our Home Office. All other premiums are payable at our Processing Center. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our Processing Center. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

•	the Accumulation Value of the Contract at the time of the increase; and

•	the amount of the increase you request.

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Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our Processing Center. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments: You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” Premiums made after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269. We also accept premium payments by bank draft, wire or exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. At reinstatement the Insured must be insurable for the Contract, at the same underwriting classification as on the Date of Issue of the Contract.
Reinstatement is subject to the following:

•	evidence of insurability satisfactory to us;

•	reinstatement or repayment of Contract Debt;

•	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

•	payment of Monthly Deductions not collected during the grace period; and

•
payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was

27

reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

•
Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

•	Charge for the Cost of any Riders.

o
Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.01 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o
Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .09% of the premium. The Maximum cost of insurance rate for this rider is 0.38% of the premium.

o
Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $0.18 per $1,000 of rider Death Benefit. The Maximum cost of insurance rate for this rider is $40.91 per $1,000 of rider Death Benefit.

•	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

•
Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We do not assess a monthly expense fee after fifteen (15) Contract Years.

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are
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further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twelve percent (12%) and ninety-three percent (93%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract, guaranteed maximum cost of insurance rates are calculated based on the 2001 Commissioners Standard Ordinary (CSO) Male or Female Smoker or Nonsmoker Mortality Tables (Age Last Birthday), for issue or increase ages 16 and above. For ages 0-15, the 2001 CSO Male or Female Mortality Table (Age Last Birthday) was used through Attained Age 15 and the 2001 CSO Male or Female Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 16 and above.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

The actual charges made during the Contract Year will be shown in the annual report delivered to you.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

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The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

Under the Contract, the surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $12.95 per $1,000 of Specified Amount to $57.90 per $1,000 of Specified Amount. The surrender charge reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

•	the monthly expense fee;

•	the monthly maintenance fee;

•	the sales charge;

•	the deferred sales charge;

•	the Daily Asset Charge (mortality and expense risk charge);

•	the cost of insurance charge;

•	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

•	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

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Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,
THE SEPARATE ACCOUNT, THE FUNDS
AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

•	collect charges;

•	pay the Surrender Value;

•	secure loans;

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•	provide benefits; or

•	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

•	operate the Separate Account as a management company;

•	de-register the Separate Account if registration is no longer required;

•	combine the Separate Account with other separate accounts;

•	restrict or eliminate any voting rights associated with the Separate Account; or

•	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

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The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: THE ALGER PORTFOLIOS* CLASS I-2 SHARES
ADVISER: FRED ALGER MANAGEMENT, INC.
Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio●	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation

Alger Growth & Income Portfolio	primarily seeks to provide a high level of dividend income; its secondary goal is to provide capital appreciation
Alger Balanced Portfolio	seeks current income and long-term capital appreciation
● Not available for investment for Contracts issued on or after July 1, 2007.
* On September 23, 2009 The Alger American Fund became The Alger Portfolios. The names of the Fund were changed by removing the name “American”, and all funds were reclassified as Class I-2 shares.

FUND: FEDERATED INSURANCE SERIES
ADVISER: FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISER FOR FEDERATED CAPITAL INCOME FUND II, FEDERATED MID CAP GROWTH STRATEGIES FUND II, FEDERATED EQUITY INCOME FUND II AND FEDERATED KAUFMANN FUND II
Subaccount investing in:	Investment objective:
Federated Capital Income Fund II	seeks to achieve high current
Subadvised by: Federated Investment	income and moderate
Management Company	capital appreciation
Federated Mid Cap Growth Strategies Fund II	seeks capital appreciation
Federated Equity Income Fund II	seeks to provide above average income and capital appreciation
Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised by: Federated Global Investment
Management Corp.

ADVISER:  FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II
Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seeks high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

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FUND: FIDELITY VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2
ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY
Subaccount investing in:	Investment objective:
VIP Money Market Portfolio                                                                             seeks as high a level of current income as is consistent with preservation of capital and liquidity.
subadvised by:
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio	seeks long term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor's 500SM Index (S&P 500®)
Subadvised by:
Geode Capital Management
FMR Co., Inc
VIP Contrafund® Portfolio	seeks long term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

Subaccount investing in:	Investment objective:
VIP Growth Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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VIP Equity Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
Subaccount investing in:	Investment objective:
VIP Investment Grade Bond Portfolio	seeks as high a level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth and Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
Subaccount investing in:	Investment objective:
VIP Value Leaders Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

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FUND: AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)*– SERIES I SHARES
ADVISER: INVESCO AIM ADVISORS, INC.
Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks capital growth
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Utilities Fund	seeks capital growth and also seeks current income
Invesco V.I. Dynamics Fund	seeks long-term capital growth
Invesco V.I. Financial Services Fund	seeks capital growth
Invesco V.I. Technology Fund	seeks capital growth
Invesco V.I. Global Real Estate Fund	seeks to achieve high total return
through growth of capital and current income
Subadvisor(s): Invesco Trimark Investment Management Inc; Invesco Global Asset Management (N.A.), Inc.: Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited; Invesco Asset Management Deutschland, GmbH; and Invesco Australia Limited.

* On April 30, 2010, AIM Variable Insurance Funds changed the name of the Funds by removing “AIM”, and replacing with “Invesco.” The name “AIM Variable Insurance Funds” became “AIM Variable Insurance Funds (Invesco Variable Insurance Funds)”

FUND: MFS® VARIABLE INSURANCE TRUST – INITIAL CLASS SHARES
ADVISER: MASSACHUSETTS FINANCIAL SERVICE COMPANY
Subaccount investing in:	Investment objective:
MFS Core Equity Series	seeks capital appreciation
MFS Growth Series	seeks capital appreciation
MFS Research Series	seeks capital appreciation
MFS Investors Trust Series	seeks capital appreciation

FUND: T. ROWE PRICE
ADVISER: T. ROWE PRICE ASSOCIATES, INC. IS RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE EQUITY SERIES, INC. AND THE T. ROWE PRICE FIXED INCOME SERIES, INC.
ADVISER: T. ROWE PRICE INTERNATIONAL, INC., IS RESPONSIBLE FOR SELECTION AND MANAGEMENT OF THE PORTFOLIO INVESTMENTS OF T. ROWE PRICE INTERNATIONAL SERIES, INC.

FUND: T. ROWE PRICE EQUITY SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide substantial dividend income as well as long-term growth of capital through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND: T. ROWE PRICE FIXED INCOME SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

FUND: T. ROWE PRICE INTERNATIONAL SERIES, INC.
Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies
* Not available for investment in Contracts issued on or after May 1, 2004.

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Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses we incur. These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2009, we received the following amounts with respect to the following Funds:

Fund                                                                Amount We Received
AIM Variable Insurance Funds                      $       72,477.55
The Alger American Fund                                      115,773.20
Fidelity Variable Insurance Products                    468,666.86
Federated Insurance Series                                      73,940.76
MFS Variable Insurance Trust                                 19,924.22
T. Rowe Price Funds                                                113,214.43

During 2010, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund                                                      Percentage We Anticipate Receiving
AIM Variable Insurance Funds                ..25%
The Alger American Fund                        .25%
Fidelity Variable Insurance Products      .40%
Federated Insurance Series                       ..25%
MFS Variable Insurance Trust                 ..15%
T. Rowe Price Funds                                  ..10%

The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

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Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

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The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total

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investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

4)
All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

5)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

6)
A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59½;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)
is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)
the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

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Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our Processing Center for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our Processing Center. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our Processing Center. The change will take effect as of the date the change is recorded at our Processing Center, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

41

•	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

•	the SEC by order permits postponement for the protection of Contract Owners; or

•
an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been obtained and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicated with certainty, we believe that at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or us.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

42

HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, Member NASD, SIPC.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company's minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.07%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2009.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting

43

classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial

Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured's 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

44

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),
$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

	End of Year			0% Gross Annual Return (-1.77% Net)			6% Gross Annual Return (4.23% Net)			10% Gross Annual Return (8.23% Net)
Age		Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	601	0	175,601	620	0	175,620	633	0	175,633
32	2	912	PAC	1,186	0	176,186	1,262	0	176,262	1,313	0	176,313
33	3	912	PAC	1,757	0	176,757	1,926	0	176,926	2,045	0	177,045
34	4	912	PAC	2,311	0	177,311	2,613	0	177,613	2,831	0	177,831
35	5	912	PAC	2,850	0	177,850	3,321	152	178,321	3,675	505	178,675

36	6	912	PAC	3,370	227	178,370	4,051	908	179,051	4,579	1,436	179,579
37	7	912	PAC	3,872	756	178,872	4,803	1,686	179,803	5,548	2,432	180,548
38	8	912	PAC	4,359	1,270	179,359	5,579	2,491	180,579	6,590	3,501	181,590
39	9	912	PAC	4,831	1,772	179,831	6,382	3,323	181,382	7,711	4,652	182,711
40	10	912	PAC	5,286	2,255	180,286	7,211	4,180	182,211	8,916	5,885	183,916
		--------
		9,120

41	11	912	PAC	5,743	3,242	180,743	8,084	5,584	183,084	10,230	7,729	185,230
42	12	912	PAC	6,181	4,202	181,181	8,984	7,004	183,984	11,641	9,661	186,641
43	13	912	PAC	6,600	5,131	181,600	9,909	8,441	184,909	13,155	11,687	188,155
44	14	912	PAC	6,995	6,027	181,995	10,857	9,890	185,857	14,778	13,810	189,778
45	15	912	PAC	7,365	6,888	182,365	11,827	11,349	186,827	16,515	16,037	191,515

46	16	912	PAC	7,793	7,793	182,793	12,903	12,903	187,903	18,462	18,462	193,462
47	17	912	PAC	8,187	8,187	183,187	13,998	13,998	188,998	20,543	20,543	195,543
48	18	912	PAC	8,544	8,544	183,544	15,109	15,109	190,109	22,763	22,763	197,763
49	19	912	PAC	8,862	8,862	183,862	16,232	16,232	191,232	25,130	25,130	200,130
50	20	912	PAC	9,136	9,136	184,136	17,364	17,364	192,364	27,653	27,653	202,653
		--------
		18,240

51	21	912	PAC	9,352	9,352	184,352	18,489	18,489	193,489	30,327	30,327	205,327
52	22	912	PAC	9,514	9,514	184,514	19,609	19,609	194,609	33,168	33,168	208,168
53	23	912	PAC	9,610	9,610	184,610	20,711	20,711	195,711	36,177	36,177	211,177
54	24	912	PAC	9,642	9,642	184,642	21,796	21,796	196,796	39,367	39,367	214,367
55	25	912	PAC	9,608	9,608	184,608	22,859	22,859	197,859	42,751	42,751	217,751

56	26	912	PAC	9,498	9,498	184,498	23,888	23,888	198,888	46,333	46,333	221,333
57	27	912	PAC	9,316	9,316	184,316	24,884	24,884	199,884	50,131	50,131	225,131
58	28	912	PAC	9,058	9,058	184,058	25,841	25,841	200,841	54,159	54,159	229,159
59	29	912	PAC	8,724	8,724	183,724	26,755	26,755	201,755	58,433	58,433	233,433
60	30	912	PAC	8,312	8,312	183,312	27,621	27,621	202,621	62,971	62,971	237,971
		--------
		27,360

61	31	912	PAC	7,821	7,821	182,821	28,433	28,433	203,433	67,790	67,790	242,790
62	32	912	PAC	7,242	7,242	182,242	29,181	29,181	204,181	72,905	72,905	247,905
63	33	912	PAC	6,571	6,571	181,571	29,855	29,855	204,855	78,333	78,333	253,333
64	34	912	PAC	5,804	5,804	180,804	30,447	30,447	205,447	84,095	84,095	259,095
65	35	912	PAC	4,933	4,933	179,933	30,941	30,941	205,941	90,206	90,206	265,206

66	36	912	PAC	3,947	3,947	178,947	31,321	31,321	206,321	96,682	96,682	271,682
67	37	912	PAC	2,835	2,835	177,835	31,570	31,570	206,570	103,541	103,541	278,541
68	38	912	PAC	1,608	1,608	176,608	31,690	31,690	206,690	110,821	110,821	285,821
69	39	912	PAC	229	229	175,229	31,635	31,635	206,635	118,517	118,517	293,517
70	40	912	PAC	0	0	173,729	31,440	31,440	206,440	126,706	126,706	301,706
		-----------
		36480

45

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),
$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.77% Net)			6% Gross Rate (4.23% Net)			10% Gross Rate (8.23% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	912	PAC	0	0	171,956	30,957	30,957	205,957	135,283	135,283	310,283
72	42	912	PAC	0	0	169,937	30,201	30,201	205,201	144,309	144,309	319,309
73	43	912	PAC	0	0	167,648	29,137	29,137	204,137	153,795	153,795	328,795
74	44	912	PAC	0	0	165,063	27,727	27,727	202,727	163,754	163,754	338,754
75	45	912	PAC	0	0	162,152	25,922	25,922	200,922	174,192	174,192	349,192

76	46	912	PAC	0	0	158,882	23,674	23,674	198,674	185,114	185,114	360,114
77	47	912	PAC	0	0	155,219	20,929	20,929	195,929	196,524	196,524	371,524
78	48	912	PAC	0	0	151,120	17,622	17,622	192,622	208,419	208,419	383,419
79	49	912	PAC	0	0	146,416	13,557	13,557	188,557	220,661	220,661	395,661
80	50	912	PAC	0	0	141,250	8,846	8,846	183,846	233,427	233,427	408,427
		--------
		45,600

81	51	912	PAC	0	0	135,428	3,265	3,265	178,265	246,560	246,560	421,560
82	52	912	PAC	0	0	128,800	0	0	171,666	259,932	259,932	434,932
83	53	912	PAC	0	0	121,320	0	0	164,185	273,515	273,515	448,515
84	54	912	PAC	0	0	112,944	0	0	155,810	287,281	287,281	462,281
85	55	912	PAC	0	0	103,571	0	0	146,436	301,137	301,137	476,137

86	56	912	PAC	0	0	93,185	0	0	136,051	315,078	315,078	490,078
87	57	912	PAC	0	0	81,311	0	0	124,177	328,612	328,612	503,612
88	58	912	PAC	0	0	67,925	0	0	110,791	341,682	341,682	516,682
89	59	912	PAC	0	0	52,946	0	0	95,812	354,163	354,163	529,163
90	60	912	PAC	0	0	36,582	0	0	79,448	366,226	366,226	541,226
		--------
		54,720

91	61	912	PAC	0	0	19,279	0	0	62,145	378,301	378,301	553,301
92	62	912	PAC	0	0	1,114	0	0	43,980	390,470	390,470	565,470
93	63	912	PAC	0	0	0	0	0	23,278	400,993	400,993	575,993
94	64	912	PAC	0	0	0	0	0	68	409,762	409,762	584,762
95	65	912	PAC	0	0	0	0	0	0	416,650	416,650	591,650

		--------
		59,280

46

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),
$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

	End of Year			0% Gross Annual Return (-1.77% Net)			6% Gross Annual Return (4.23% Net)			10% Gross Annual Return (8.23% Net)
Age		Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	560	0	175,560	1,175	0	176,175	591	0	175,591
32	2	912	PAC	1,104	0	176,104	1,789	0	176,789	1,223	0	176,223
33	3	912	PAC	1,631	0	176,631	2,420	0	177,420	1,900	0	176,900
34	4	912	PAC	2,140	0	177,140	3,067	0	178,067	2,623	0	177,623
35	5	912	PAC	2,630	0	177,630	3,730	587	178,730	3,395	226	178,395

36	6	912	PAC	3,099	0	178,099	4,407	1,290	179,407	4,218	1,075	179,218
37	7	912	PAC	3,547	430	178,547	5,102	2,014	180,102	5,096	1,979	180,096
38	8	912	PAC	3,977	889	178,977	5,818	2,759	180,818	6,035	2,946	181,035
39	9	912	PAC	4,391	1,332	179,391	6,554	3,523	181,554	7,042	3,983	182,042
40	10	912	PAC	4,787	1,756	179,787	7,308	4,807	182,308	8,121	5,090	183,121
		--------
		9,120

41	11	912	PAC	5,164	2,663	180,164	8,079	6,100	183,079	9,276	6,775	184,276
42	12	912	PAC	5,520	3,541	180,520	8,867	7,399	183,867	10,511	8,532	185,511
43	13	912	PAC	5,855	4,386	180,855	9,669	8,701	184,669	11,832	10,363	186,832
44	14	912	PAC	6,164	5,196	181,164	10,481	10,003	185,481	13,241	12,273	188,241
45	15	912	PAC	6,445	5,968	181,445	11,300	11,300	186,300	14,742	14,264	189,742

46	16	912	PAC	6,696	6,696	181,696	12,122	12,122	187,122	16,339	16,339	191,339
47	17	912	PAC	6,910	6,910	181,910	12,941	12,941	187,941	18,035	18,035	193,035
48	18	912	PAC	7,085	7,085	182,085	13,754	13,754	188,754	19,832	19,832	194,832
49	19	912	PAC	7,216	7,216	182,216	14,554	14,554	189,554	21,735	21,735	196,735
50	20	912	PAC	7,300	7,300	182,300	15,336	15,336	190,336	23,747	23,747	198,747
		--------
		18,240

51	21	912	PAC	7,332	7,332	182,332	16,092	16,092	191,092	25,871	25,871	200,871
52	22	912	PAC	7,305	7,305	182,305	16,813	16,813	191,813	28,110	28,110	203,110
53	23	912	PAC	7,215	7,215	182,215	17,495	17,495	192,495	30,465	30,465	205,465
54	24	912	PAC	7,059	7,059	182,059	18,132	18,132	193,132	32,942	32,942	207,942
55	25	912	PAC	6,834	6,834	181,834	18,711	18,711	193,711	35,547	35,547	210,547

56	26	912	PAC	6,532	6,532	181,532	19,223	19,223	194,223	38,281	38,281	213,281
57	27	912	PAC	6,145	6,145	181,145	19,659	19,659	194,659	41,146	41,146	216,146
58	28	912	PAC	5,672	5,672	180,672	20,013	20,013	195,013	44,148	44,148	219,148
59	29	912	PAC	5,109	5,109	180,109	20,279	20,279	195,279	47,294	47,294	222,294
60	30	912	PAC	4,456	4,456	179,456	20,448	20,448	195,448	50,594	50,594	225,594
		--------
		27,360

61	31	912	PAC	3,710	3,710	178,710	20,505	20,505	195,505	54,054	54,054	229,054
62	32	912	PAC	2,862	2,862	177,862	20,438	20,438	195,438	57,678	57,678	232,678
63	33	912	PAC	1,907	1,907	176,907	20,234	20,234	195,234	61,472	61,472	236,472
64	34	912	PAC	839	839	175,839	19,876	19,876	194,876	65,440	65,440	240,440
65	35	912	PAC	0	0	174,646	19,338	19,338	194,338	69,586	69,586	244,586

66	36	912	PAC	0	0	173,299	18,601	18,601	193,601	73,906	73,906	248,906
67	37	912	PAC	0	0	171,778	17,634	17,634	192,634	78,401	78,401	253,401
68	38	912	PAC	0	0	170,063	16,407	16,407	191,407	83,063	83,063	258,063
69	39	912	PAC	0	0	168,134	14,887	14,887	189,887	87,885	87,885	262,885
70	40	912	PAC	0	0	165,970	13,031	13,031	188,031	92,858	92,858	267,858
		-----------
		36480

47

Sex-Female, Age-30, Rate Class-Non-Nicotine User,
$76 Monthly Pre-Authorized Check Mode (“P”),
$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	912	PAC	0	0	163,540	10,787	10,787	185,787	97,963	97,963	310,283
72	42	912	PAC	0	0	160,806	8,107	8,107	183,107	103,171	103,171	278,171
73	43	912	PAC	0	0	157,740	4,941	4,941	179,941	108,461	108,461	283,461
74	44	912	PAC	0	0	154,309	1,228	1,228	176,228	113,806	113,806	288,806
75	45	912	PAC	0	0	150,474	0	0	171,953	119,168	119,168	294,168

76	46	912	PAC	0	0	146,194	0	0	167,184	124,507	124,507	299,507
77	47	912	PAC	0	0	141,425	0	0	161,870	129,775	129,775	304,775
78	48	912	PAC	0	0	136,111	0	0	155,962	134,908	134,908	309,908
79	49	912	PAC	0	0	130,203	0	0	149,398	139,842	139,842	314,842
80	50	912	PAC	0	0	123,638	0	0	142,015	144,497	144,497	319,497
		--------
		45,600

81	51	912	PAC	0	0	116,256	0	0	133,621	148,682	148,682	323,682
82	52	912	PAC	0	0	107,862	0	0	124,151	152,155	152,155	327,155
83	53	912	PAC	0	0	98,392	0	0	113,541	154,790	154,790	329,790
84	54	912	PAC	0	0	87,782	0	0	101,653	156,452	156,452	331,452
85	55	912	PAC	0	0	75,894	0	0	88,458	156,916	156,916	331,916

86	56	912	PAC	0	0	62,699	0	0	73,706	156,054	156,054	331,054
87	57	912	PAC	0	0	47,947	0	0	57,009	153,496	153,496	328,496
88	58	912	PAC	0	0	31,250	0	0	38,237	148,697	148,697	323,697
89	59	912	PAC	0	0	12,478	0	0	17,372	141,336	141,336	316,336
90	60	912	PAC	0	0	0	0	0	0	131,184	131,184	306,184
		--------
		54,720

91	61	912	PAC	0	0	0	0	0	0	118,570	118,570	293,570
92	62	912	PAC	0	0	0	0	0	0	103,347	103,347	278,347
93	63	912	PAC	0	0	0	0	0	0	84,237	84,237	259,237
94	64	912	PAC	0	0	0	0	0	0	59,916	59,916	234,916
95	65	912	PAC	0	0	0	0	0	0	28,954	28,954	203,954

96	66	912	PAC	0	0	0	0	0	0	0	0	165,373
97	67	912	PAC	0	0	0	0	0	0	0	0	120,962
98	68	912	PAC	0	0	0	0	0	0	0	0	73,186
99	69	912	PAC	0	0	0	0	0	0	0	0	23,554
100	70	912	PAC	0	0	0	0	0	0	0	0	0
		--------
		63,840

48

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium: $20,519.19

Guideline Level Annual Premium: $4,939.66

TAMRA Initial 7 Pay Premium: $5,575.89

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 ½ would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.77% Net)	6% Gross Annual Return (4.23% Net)	10% Gross Annual Return (8.23% Net)
Guaranteed Charges	Attained Age	90	90	100
	Contract Year	60	60	70
Current Charges	Attained Age	93	95	100
	Contract Year	63	65	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

49

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by Securities Management and Research, Inc., a broker-dealer subsidiary of American National Insurance Company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, Member NASD, SIPC.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company's minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 1.07%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2009.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client's issue age, sex and underwriting classification.

50

These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client's issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured's 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

51

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1440	PAC	923	0	240,923	953	0	240,953	973	0	240,973
32	2	1440	PAC	1,831	0	241,831	1,948	0	241,948	2,027	0	242,027
33	3	1440	PAC	2,721	0	242,721	2,983	0	242,983	3,167	0	243,167
34	4	1440	PAC	3,591	0	243,591	4,058	0	244,058	4,396	0	244,396
35	5	1440	PAC	4,443	0	244,443	5,175	528	245,175	5,722	1,076	245,722

36	6	1440	PAC	5,272	667	245,272	6,331	1,726	246,331	7,151	2,545	247,151
37	7	1440	PAC	6,080	1,520	246,080	7,529	2,969	247,529	8,688	4,128	248,688
38	8	1440	PAC	6,862	2,350	246,862	8,766	4,254	248,766	10,341	5,829	250,341
39	9	1440	PAC	7,617	3,153	247,617	10,042	5,578	250,042	12,116	7,652	252,116
40	10	1440	PAC	8,346	3,933	248,346	11,360	6,946	251,360	14,025	9,611	254,025
		--------
		14,400

41	11	1440	PAC	9,075	5,437	249,075	12,745	9,107	252,745	16,103	12,465	256,103
42	12	1440	PAC	9,772	6,899	249,772	14,170	11,297	254,170	18,332	15,459	258,332
43	13	1440	PAC	10,432	8,303	250,432	15,629	13,501	255,629	20,719	18,590	260,719
44	14	1440	PAC	11,047	9,648	251,047	17,116	15,717	257,116	23,267	21,868	263,267
45	15	1440	PAC	11,614	10,923	251,614	18,628	17,937	258,628	25,986	25,295	265,986

46	16	1440	PAC	12,300	12,300	252,300	20,336	20,336	260,336	29,064	29,064	269,064
47	17	1440	PAC	12,924	12,924	252,924	22,066	22,066	262,066	32,344	32,344	272,344
48	18	1440	PAC	13,493	13,493	253,493	23,823	23,823	263,823	35,846	35,846	275,846
49	19	1440	PAC	14,012	14,012	254,012	25,613	25,613	265,613	39,595	39,595	279,595
50	20	1440	PAC	14,473	14,473	254,473	27,430	27,430	267,430	43,602	43,602	283,602
		--------
		28,800

51	21	1440	PAC	14,861	14,861	254,861	29,255	29,255	269,255	47,869	47,869	287,869
52	22	1440	PAC	15,184	15,184	255,184	31,097	31,097	271,097	52,426	52,426	292,426
53	23	1440	PAC	15,429	15,429	255,429	32,943	32,943	272,943	57,282	57,282	297,282
54	24	1440	PAC	15,586	15,586	255,586	34,782	34,782	274,782	62,451	62,451	302,451
55	25	1440	PAC	15,636	15,636	255,636	36,589	36,589	276,589	67,934	67,934	307,934

56	26	1440	PAC	15,616	15,616	255,616	38,402	38,402	278,402	73,795	73,795	313,795
57	27	1440	PAC	15,480	15,480	255,480	40,171	40,171	280,171	80,016	80,016	320,016
58	28	1440	PAC	15,233	15,233	255,233	41,899	41,899	281,899	86,631	86,631	326,631
59	29	1440	PAC	14,879	14,879	254,879	43,583	43,583	283,583	93,671	93,671	333,671
60	30	1440	PAC	14,237	14,237	254,237	45,036	45,036	285,036	100,981	100,981	340,981
		--------
		43,200

61	31	1440	PAC	13,406	13,406	253,406	46,343	46,343	286,343	108,682	108,682	348,682
62	32	1440	PAC	12,371	12,371	252,371	47,480	47,480	287,480	116,785	116,785	356,785
63	33	1440	PAC	11,072	11,072	251,072	48,373	48,373	288,373	125,258	125,258	365,258
64	34	1440	PAC	9,515	9,515	249,515	49,013	49,013	289,013	134,132	134,132	374,132
65	35	1440	PAC	7,691	7,691	247,691	49,377	49,377	289,377	143,426	143,426	383,426

66	36	1440	PAC	5,595	5,595	245,595	49,441	49,441	289,441	153,163	153,163	393,163
67	37	1440	PAC	3,226	3,226	243,226	49,189	49,189	289,189	163,376	163,376	403,376
68	38	1440	PAC	575	575	240,575	48,591	48,591	288,591	174,088	174,088	414,088
69	39	1440	PAC	0	0	237,611	47,616	47,616	287,616	185,321	185,321	425,321
70	40	1440	PAC	0	0	234,261	46,203	46,203	286,203	197,075	197,075	437,075
		--------
		57,600

52

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	1440	PAC	0	0	230,459	44,269	44,269	284,269	209,325	209,325	449,325
72	42	1440	PAC	0	0	226,108	41,692	41,692	281,692	222,010	222,010	462,010
73	43	1440	PAC	0	0	221,117	38,350	38,350	278,350	235,070	235,070	475,070
74	44	1440	PAC	0	0	215,450	34,177	34,177	274,177	248,500	248,500	488,500
75	45	1440	PAC	0	0	209,057	29,084	29,084	269,084	262,278	262,278	502,278

76	46	1440	PAC	0	0	201,874	22,968	22,968	262,968	276,364	276,364	516,364
77	47	1440	PAC	0	0	193,578	15,454	15,454	255,454	290,446	290,446	530,446
78	48	1440	PAC	0	0	184,220	6,537	6,537	246,537	304,580	304,580	544,580
79	49	1440	PAC	0	0	173,630	0	0	236,020	318,591	318,591	558,591
80	50	1440	PAC	0	0	162,121	0	0	224,512	332,795	332,795	572,795
		--------
		72,000

81	51	1440	PAC	0	0	149,127	0	0	211,518	346,618	346,618	586,618
82	52	1440	PAC	0	0	134,518	0	0	196,908	359,892	359,892	599,892
83	53	1440	PAC	0	0	118,197	0	0	180,587	372,471	372,471	612,471
84	54	1440	PAC	0	0	100,007	0	0	162,398	384,135	384,135	624,135
85	55	1440	PAC	0	0	79,740	0	0	142,131	394,590	394,590	634,590

86	56	1440	PAC	0	0	57,163	0	0	119,553	403,492	403,492	643,492
87	57	1440	PAC	0	0	32,043	0	0	94,434	410,474	410,474	650,474
88	58	1440	PAC	0	0	4,177	0	0	66,567	415,162	415,162	655,162
89	59	1440	PAC	0	0	0	0	0	35,780	417,187	417,187	657,187
90	60	1440	PAC	0	0	0	0	0	3,624	417,949	417,949	657,949
		--------
		86,400

91	61	1440	PAC	0	0	0	0	0	0	415,740	415,740	655,740
92	62	1440	PAC	0	0	0	0	0	0	410,883	410,883	650,883
93	63	1440	PAC	0	0	0	0	0	0	402,539	402,539	642,539
94	64	1440	PAC	0	0	0	0	0	0	390,251	390,251	630,251
95	65	1440	PAC	0	0	0	0	0	0	373,522	373,522	613,522

96	66	1440	PAC	0	0	0	0	0	0	352,019	352,019	592,019
97	67	1440	PAC	0	0	0	0	0	0	325,430	325,430	565,430
98	68	1440	PAC	0	0	0	0	0	0	293,119	293,119	533,119
99	69	1440	PAC	0	0	0	0	0	0	255,204	255,204	495,204
100	70	1440	PAC	0	0	0	0	0	0	208,450	208,450	448,450
		--------
		100,800

53

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
31	1	1440	PAC	833	0	240,833	860	0	240,860	878	0	240,878
32	2	1440	PAC	1,654	0	241,654	1,759	0	241,759	1,831	0	241,831
33	3	1440	PAC	2,457	0	242,457	2,694	0	242,694	2,860	0	242,860
34	4	1440	PAC	3,240	0	243,240	3,661	0	243,661	3,966	0	243,966
35	5	1440	PAC	4,003	0	244,003	4,664	17	244,664	5,158	511	245,158

36	6	1440	PAC	4,742	136	244,742	5,697	1,091	245,697	6,435	1,830	246,435
37	7	1440	PAC	5,455	895	245,455	6,761	2,201	246,761	7,805	3,245	247,805
38	8	1440	PAC	6,139	1,627	246,139	7,853	3,341	247,853	9,271	4,759	249,271
39	9	1440	PAC	6,790	2,326	246,790	8,969	4,505	248,969	10,834	6,370	250,834
40	10	1440	PAC	7,410	2,996	247,410	10,113	5,699	250,113	12,506	8,092	252,506
		--------
		14,400

41	11	1440	PAC	7,993	4,354	247,993	11,278	7,640	251,278	14,288	10,650	254,288
42	12	1440	PAC	8,534	5,661	248,534	12,461	9,588	252,461	16,184	13,311	256,184
43	13	1440	PAC	9,028	6,899	249,028	13,654	11,525	253,654	18,196	16,067	258,196
44	14	1440	PAC	9,468	8,069	249,468	14,850	13,451	254,850	20,325	18,926	260,325
45	15	1440	PAC	9,850	9,159	249,850	16,046	15,355	256,046	22,577	21,886	262,577

46	16	1440	PAC	10,171	10,171	250,171	17,236	17,236	257,236	24,957	24,957	264,957
47	17	1440	PAC	10,430	10,430	250,430	18,419	18,419	258,419	27,475	27,475	267,475
48	18	1440	PAC	10,641	10,641	250,641	19,606	19,606	259,606	30,152	30,152	270,152
49	19	1440	PAC	10,811	10,811	250,811	20,806	20,806	260,806	33,012	33,012	273,012
50	20	1440	PAC	10,933	10,933	250,933	22,010	22,010	262,010	36,060	36,060	276,060
		--------
		28,800

51	21	1440	PAC	10,994	10,994	250,994	23,203	23,203	263,203	39,295	39,295	279,295
52	22	1440	PAC	10,977	10,977	250,977	24,368	24,368	264,368	42,717	42,717	282,717
53	23	1440	PAC	10,867	10,867	250,867	25,487	25,487	265,487	46,321	46,321	286,321
54	24	1440	PAC	10,652	10,652	250,652	26,541	26,541	266,541	50,109	50,109	290,109
55	25	1440	PAC	10,304	10,304	250,304	27,499	27,499	267,499	54,065	54,065	294,065

56	26	1440	PAC	9,810	9,810	249,810	28,340	28,340	268,340	58,186	58,186	298,186
57	27	1440	PAC	9,166	9,166	249,166	29,053	29,053	269,053	62,479	62,479	302,479
58	28	1440	PAC	8,380	8,380	248,380	29,639	29,639	269,639	66,964	66,964	306,964
59	29	1440	PAC	7,455	7,455	247,455	30,090	30,090	270,090	71,656	71,656	311,656
60	30	1440	PAC	6,367	6,367	246,367	30,375	30,375	270,375	76,545	76,545	316,545
		--------
		43,200

61	31	1440	PAC	5,079	5,079	245,079	30,446	30,446	270,446	81,606	81,606	321,606
62	32	1440	PAC	3,547	3,547	243,547	30,245	30,245	270,245	86,802	86,802	326,802
63	33	1440	PAC	1,732	1,732	241,732	29,715	29,715	269,715	92,099	92,099	332,099
64	34	1440	PAC	0	0	239,609	28,812	28,812	268,812	97,474	97,474	337,474
65	35	1440	PAC	0	0	237,139	27,504	27,504	267,504	102,917	102,917	342,917

66	36	1440	PAC	0	0	234,295	25,759	25,759	265,759	108,418	108,418	348,418
67	37	1440	PAC	0	0	231,072	23,553	23,553	263,553	113,976	113,976	353,976
68	38	1440	PAC	0	0	227,452	20,847	20,847	260,847	119,577	119,577	359,577
69	39	1440	PAC	0	0	223,413	17,597	17,597	257,597	125,201	125,201	365,201
70	40	1440	PAC	0	0	218,902	13,728	13,728	253,728	130,795	130,795	370,795
		--------
		57,600

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,
$120 Monthly Pre-Authorized Check Mode (“P”),
$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-1.11% Net)			6% Gross Rate (4.19% Net)			10% Gross Rate (8.19% Net)
	End of	Premium	Premium	Accumulation	Surrender	Death	Accumulation	Surrender	Death	Accumulation	Surrender	Death
Age	Year	Outlay	Mode	Value	Value	Benefit	Value	Value	Benefit	Value	Value	Benefit
71	41	1440	PAC	0	0	213,838	9,130	9,130	249,130	136,273	136,273	376,273
72	42	1440	PAC	0	0	208,103	3,650	3,650	243,650	141,500	141,500	381,500
73	43	1440	PAC	0	0	201,579	0	0	237,163	146,334	146,334	386,334
74	44	1440	PAC	0	0	194,221	0	0	229,805	150,696	150,696	390,696
75	45	1440	PAC	0	0	185,965	0	0	221,548	154,478	154,478	394,478

76	46	1440	PAC	0	0	176,724	0	0	212,308	157,544	157,544	397,544
77	47	1440	PAC	0	0	166,370	0	0	201,954	159,700	159,700	399,700
78	48	1440	PAC	0	0	154,713	0	0	190,297	160,673	160,673	400,673
79	49	1440	PAC	0	0	141,533	0	0	177,117	160,136	160,136	400,136
80	50	1440	PAC	0	0	126,635	0	0	162,219	157,760	157,760	397,760
		--------
		72,000

81	51	1440	PAC	0	0	109,804	0	0	145,388	153,172	153,172	393,172
82	52	1440	PAC	0	0	90,853	0	0	126,437	145,993	145,993	385,993
83	53	1440	PAC	0	0	69,635	0	0	105,219	135,856	135,856	375,856
84	54	1440	PAC	0	0	45,914	0	0	81,498	122,271	122,271	362,271
85	55	1440	PAC	0	0	19,378	0	0	54,961	104,628	104,628	344,628

86	56	1440	PAC	0	0	0	0	0	25,250	82,220	82,220	322,220
87	57	1440	PAC	0	0	0	0	0	0	54,266	54,266	294,266
88	58	1440	PAC	0	0	0	0	0	0	19,946	19,946	259,946
89	59	1440	PAC	0	0	0	0	0	0	0	0	218,903
90	60	1440	PAC	0	0	0	0	0	0	0	0	173,028
		--------
		86,400

91	61	1440	PAC	0	0	0	0	0	0	0	0	122,569
92	62	1440	PAC	0	0	0	0	0	0	0	0	67,505
93	63	1440	PAC	0	0	0	0	0	0	0	0	7,514
94	64	1440	PAC	0	0	0	0	0	0	0	0	0
95	65	1440	PAC	0	0	0	0	0	0	0	0	0

96	66	1440	PAC	0	0	0	0	0	0	0	0	0
97	67	1440	PAC	0	0	0	0	0	0	0	0	0
98	68	1440	PAC	0	0	0	0	0	0	0	0	0
99	69	1440	PAC	0	0	0	0	0	0	0	0	0
100	70	1440	PAC	0	0	0	0	0	0	0	0	0
		--------
		100,800

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium: $24,477.02

Guideline Level Annual Premium: $6,501.97

TAMRA Initial 7 Pay Premium: $6,383.81

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

55

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 ½ would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-1.11% Net)	6% Gross Annual Return (4.19% Net)	10% Gross Annual Return (8.19% Net)
Guaranteed Charges	Attained Age	86	87	94
	Contract Year	56	57	64
Current Charges	Attained Age	89	91	100
	Contract Year	59	61	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

STATEMENT OF ADDITIONAL INFORMATION

 A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

56

Form 9130	Rev. 05-10

STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2010
WEALTHQUEST III VARIABLE UNIVERSAL LIFE
CONTRACT FORM NUMBERS WQVUL08 AND WQVUL
AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
(REGISTRANT)
AMERICAN NATIONAL INSURANCE COMPANY
(DEPOSITOR)

Registrant

American National Insurance Company Separate Account
One Moody Plaza
Galveston, Texas 77550-7947

Depositor

American National Insurance Company
One Moody Plaza
Galveston, TX 77550-7947

Principal Underwriter

Securities Management and Research, Inc.
2450 South Shore Boulevard, Suite 400
League City, Texas 77573

Independent Registered Public Accounting Firm

KPMG LLP
700 Louisiana
Houston, Texas 77002-2786

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the WealthQuest III Variable Universal Life Contract (“the Contract”) Contract Form Number WQVUL and Contract Form Number WQVUL08. You may obtain a copy of the prospectus, dated May 1, 2010, by calling 1-800-306-2959, or writing to American National Insurance Company Processing Center, Variable Contracts, P.O. Box 696893, San Antonio, Texas 78269

Terms used in the current prospectuses for Contract form numbers WQVUL08 and WQVUL (respectively) are incorporated in this Statement. All terms not specifically defined in this statement shall have the meaning set forth in the current prospectuses.

Form 9130-SAI	Rev. 05-10

GENERAL INFORMATION AND HISTORY

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do life insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 22.96% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.10%.

We are subject to regulation by the Texas Department of Insurance. In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liabilities, and reserves and those of the Separate Account and certifies their adequacy.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

For more information about the Separate Account, see the prospectus.

SALE OF THE CONTRACTS

We have entered into an agreement with Securities Management and Research, Inc. (“SM&R”), our wholly-owned subsidiary, pursuant to which SM&R serves as the distributor and principal underwriter of the Contracts. SM&R, a Florida corporation organized in 1964, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (“1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). SM&R’s main offices are located at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

SM&R offers the Contracts on a continuous basis through: (i) selling agreements with other broker/dealers (“selling brokers”) registered under the 1934 Act to sell the contracts; and (ii) its own registered representatives who are registered with FINRA and with the states in which they do business. The selling brokers also sell the Contracts through registered representatives. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

We pay commissions associated with the promotion and sale of the Contracts to the registered representatives of SM&R and to the other selling brokers. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts. The amount of commissions we pay may vary based on a number of factors.

Commission paid during the first 5 Contract Years is determined as a percentage of premium paid not to exceed the amount of premium that can be paid without the Contract becoming a modified endowment contract under the Internal Revenue Code. The maximum commission, however, will not exceed 16% of actual premium paid during the first 5 Contract Years. Trail commissions are paid in Contract Year 6 and thereafter at an annual rate of 0.25% of the Accumulation Value. At the end of the 25th Contract Month, a persistency commission of 10% of the target premium amount will be paid. Target premium for purposes of the 10% persistency commission is determined by using a number of factors including actual premium paid, Specified Amount and each Insured's age, gender and underwriting class.

We have an agreement with SM&R pursuant to which we pay the commissions arising out of the sale of the Contracts. When a Contract is sold through a registered representative of SM&R, for example, we pay the entire amount of the sales commission to the registered representative who sold the Contract and to other registered representatives in the form of override commissions for their service in providing sales support and training. Since registered representatives of SM&R are also agents of ours, they may be eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation programs that we offer, such as conferences, trips, prizes and awards.

When a Contract is sold through another selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from $500 to $95,000 for our participation, but the amount actually paid is usually negotiated. In calendar year 2009, the actual fees paid ranged from $500 to $55,000, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.

We paid aggregate underwriting commissions of $2,907,757, $4,159,512, and $5,439,002, in 2009, 2008, and 2007, respectively, to SM&R for the sale of variable life insurance contracts and variable annuity contracts by its registered representatives and by the selling brokers. SM&R did not retain any of these commissions.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sales incentives and marketing payments, are not charged directly to you or to your Accumulation Value.

THE CONTRACT

The Contract, the application, any supplemental applications, statements to medical examiner, and any riders, amendments, or endorsements make up the entire Contract. Only statements in the application attached to the Contract and any supplemental applications made a part of the Contract can be used to contest a claim or the validity of the Contract. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Contract or to waive any of its provisions. Pending regulatory approvals, we intend to distribute the Contracts in all states, except New York, and in certain possession and territories. Differences in state laws may require us to offer a Contract in a state that has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states. In addition, certain state laws may prohibit us from offering certain features described in this prospectus, such as extended guaranteed coverage periods.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) is specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise, to any Beneficiary(ies) of the next class; otherwise, to the estate of the Insured.

Incontestability. The Contract is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Effective Date during the lifetime of the Insured or an additional insured. However, this two-year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Contract shall be incontestable during the lifetime of the Insured, only after having been in force for two years after the Effective Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Contract.

Suicide. Suicide within two years after Date of Issue is not covered by the Contract unless otherwise provided by a state’s insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received, less any partial surrenders and Contract Debt. If the Insured, while sane or insane, commits suicide within two years after the Effective Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Effective Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

DIVIDENDS

The Contract is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

PERFORMANCE DATA

From time to time, we may quote performance information for the Subaccounts of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner's Accumulation Value or death benefit. We also may present the yield or total return of the Subaccounts based on a hypothetical investment of $1,000 in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Separate Account, the Subaccount or the Portfolio in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges. The performance information would be lower if these charges were included.

The "yield" of a Subaccount refers to the income generated by an investment in the Subaccount over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding Portfolio’s investments. This income is then "annualized" and shown as a percentage of the investment. We also may advertise the "effective yield" of the Subaccount investing in the Fidelity VIP Money Market Portfolio, which is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount investing in the Fidelity VIP Money Market Portfolio Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "total return" of a Subaccount is the total change in value of an investment in the Subaccount over a period of time specified in the advertisement. "Average annual total return" is the rate of return that would produce that change in value over the specified period, if compounded annually. "Cumulative total return" is the total return over the entire specified period expressed as a percentage.

Neither yield nor total return figures reflect deductions for Contract charges such as the premium charge, surrender charges, administrative and maintenance fees, and cost of insurance charges. Yield and total return figures would be lower if Contract charges were included.

We may compare a Subaccount's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of American National Insurance Company’s financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Subaccount reflects the performance of a hypothetical investment of $1,000 in a Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

ILLUSTRATIONS

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your Accumulation Values would vary over time based on different assumptions.

If you ask us, we'll provide you with different kinds of illustrations.

•	Illustrations based on information you give us about the person to be insured by the Contract, his or her risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Subaccounts. These will reflect the expenses of the specific corresponding Portfolios.

LEGAL MATTERS

Greer, Herz and Adams, LLP, General Counsel, has reviewed various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law.

EXPERTS

The consolidated financial statements and supplementary schedules of American National Insurance Company and subsidiaries as of December 31, 2009 and 2008, for each of the years in the three-year period ended December 31, 2009 and the financial statements and financial highlights of the segregated subaccounts of American National Separate Variable Life Account as of December 31, 2009 and for each of the periods indicated herein, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of American National Insurance Company should be considered only as bearing on the ability of American National Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Report of Independent Registered Public Accounting Firm

To The Board of Directors of American National Insurance Company and
Policy Owners of American National Variable Life Separate Account:

We have audited the accompanying statement of net assets of Alger Small Cap Growth, Alger Large Cap Growth, Alger Growth & Income, Alger Balanced, Alger Mid Cap Growth, Alger Capital Appreciation, Federated Capital Income Fund II, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II – Primary Shares, Federated Mid Cap Growth Strategies Fund II, Federated Equity Income Fund II, Federated Quality Bond Fund II – Primary Shares, Federated Kaufmann Fund II – Primary Shares, Fidelity Variable Insurance Product (VIP) Growth & Income, Fidelity VIP Equity Income, Fidelity VIP Growth, Fidelity VIP High Income, Fidelity VIP Money Market, Fidelity VIP Overseas, Fidelity VIP Investment Grade Bond, Fidelity VIP Asset Manager, Fidelity VIP Index 500, Fidelity VIP Contrafund, Fidelity VIP Asset Manager: Growth, Fidelity VIP Balanced, Fidelity VIP Growth Opportunities, Fidelity VIP Mid Cap, Fidelity VIP Aggressive Growth II, Fidelity VIP Equity Income II, Fidelity VIP ContraFund II, Fidelity VIP Index 500 II, Fidelity VIP Investment Grade Bond II, Fidelity VIP Growth & Income II, Fidelity VIP Growth Opportunities II, Fidelity VIP Mid Cap II, Fidelity VIP Value Service II, Fidelity VIP Value Strategies II, Fidelity VIP Value Leaders II, AIM Variable Insurance Funds (V.I.) Dynamics, AIM V.I. Global Health Care, AIM V.I. Technology, AIM V.I. Global Real Estate, AIM V.I. Utilities, AIM V.I. Financial Services, AIM V.I. Small Cap Equity, MFS Growth, MFS Core Equity, MFS Research, MFS Investors Trust, T. Rowe Price (TRP) Equity Income, TRP International Stock, TRP Limited-Term Bond, TRP Mid-Cap Growth, American National (AN) Growth, AN Equity Income, AN Balanced, AN Money Market, AN Government Bond, AN High Yield Bond, AN Small-Cap/Mid-Cap, and AN International Stock segregated subaccounts of American National Variable Life Separate Account (the Account) as of December 31, 2009, and the related statement of operations for the year, or lesser period, then ended and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended and the financial highlights for each of the years, or lesser periods, in the five-year period then ended. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American National Variable Life Separate Account as of December 31, 2009 and the results of their operations for the year, or lesser period, then ended, changes in net assets for each of the years, or lesser periods, in the two-year period then ended, and their financial highlights for each of the years, or lesser periods, in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Houston, Texas
April 30, 2010

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Assets	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
57,300 shares at net asset value of $25.58	1,466	—	—
(cost $1,548)
35,634 shares at net asset value of $38.80	—	1,383	—
(cost $1,310)
63,217 shares at net asset value of $9.26	—	—	585
(cost $630)
Total Assets	1,466	1,383	585

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	1,466	1,383	585

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1,466	1,383	585
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	975,314	1,313,124	629,163
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.50	1.05	0.93

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Assets	Alger Balanced	Alger Mid Cap Growth	Alger Capital Appreciation
95,921 shares at net asset value of $10.79	1,035	—	—
(cost $1,210)
181,348 shares at net asset value of $10.68	—	1,937	—
(cost $2,786)
48,118 shares at net asset value of $45.92	—	—	2,210
(cost $2,039)
Total Assets	1,035	1,937	2,210

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	1,035	1,937	2,210

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1,035	1,937	2,210
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	871,271	1,652,388	1,547,522
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.19	1.17	1.43

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Assets	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Mid Cap Growth Strategies
8,302 shares at net asset value of $8.67	72	—	—	—
(cost $68)
17,196 shares at net asset value of $11.45	—	197	—	—
(cost $193)
73,248 shares at net asset value of $6.67	—	—	489	—
(cost $440)
15,378 shares at net asset value of $16.64	—	—	—	256
(cost $333)
Total Assets	72	197	489	256

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	72	197	489	256

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	72	197	489	256
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	61,326	165,622	290,949	214,155
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.18	1.19	1.68	1.20

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Assets	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann – Prim. Sh.
13,577 shares at net asset value of $11.93 (cost $180)	162	—	—
11,879 shares at net asset value of $11.20	—	133	—
(cost $120)
6,209 shares at net asset value of $12.69	—	—	79
(cost $80)
Total Assets	162	133	79

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	162	133	79

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	162	133	79
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	142,829	110,576	64,302
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.13	1.20	1.23

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
69,302 shares at net asset value of $11.07	767	—	—	—
(cost $923)
249,859 shares at net asset value of $16.81	—	4,200	—	—
(cost $5,723)
347,562 shares at net asset value of $30.04	—	—	10,441	—
(cost $11,843)
158,513 shares at net asset value of $5.29	—	—	—	839
(cost $884)
Total Assets	767	4,200	10,441	839

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	767	4,200	10,441	839

Policyholders' Equity
Investrac Gold Variable Universal Life	52	2,476	4,401	408
Investrac Advantage Variable Universal Life	713	1,628	6,015	424
Survivor Variable Universal Life	2	96	25	7
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	56,829	969,367	2,070,241	236,223
Investrac Advantage Variable Universal Life	664,082	1,243,624	5,552,949	359,049
Survivor Variable Universal Life	99	3,423	724	479
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	0.92	2.56	2.13	1.73
Investrac Advantage Variable Universal Life	1.07	1.31	1.08	1.18
Survivor Variable Universal Life	15.37	28.18	34.36	12.94
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
996,437 shares at net asset value of $1.00	996	—	—	—
(cost $996)
148,335 shares at net asset value of $15.05	—	2,232	—	—
(cost $2,972)
64,479 shares at net asset value of $12.48	—	—	805	—
(cost $780)
108,772 shares at net asset value of $13.00	—	—	—	1,414
(cost $1,563)
Total Assets	996	2,232	805	1,414

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	996	2,232	805	1,414

Policyholders' Equity
Investrac Gold Variable Universal Life	258	882	278	938
Investrac Advantage Variable Universal Life	680	1,281	479	476
Survivor Variable Universal Life	58	69	48	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	160,602	486,478	127,498	455,967
Investrac Advantage Variable Universal Life	541,263	951,149	297,103	358,994
Survivor Variable Universal Life	48,216	2,837	2,396	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.60	1.81	2.18	2.06
Investrac Advantage Variable Universal Life	1.26	1.35	1.61	1.33
Survivor Variable Universal Life	1.20	24.34	20.23	—
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
131,058 shares at net asset value of $119.62	15,677	—	—
(cost $16,760)
526,599 shares at net asset value of $20.62	—	10,858	—
(cost $13,458)
76,504 shares at net asset value of $12.66	—	—-	969
(cost $940)
Total Assets	15,677	10,858	969

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	15,677	10,858	969

Policyholders' Equity
Investrac Gold Variable Universal Life	6,420	3,410	339
Investrac Advantage Variable Universal Life	8,946	7,197	623
Survivor Variable Universal Life	311	251	7
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	2,394,930	1,037,365	174,367
Investrac Advantage Variable Universal Life	7,600,087	3,835,647	506,498
Survivor Variable Universal Life	2,047	7,149	395
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	2.68	3.29	1.95
Investrac Advantage Variable Universal Life	1.18	1.88	1.23
Survivor Variable Universal Life	151.82	35.16	16.94
WealthQuest III Variable Universal Life	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
52,186 shares at net asset value of $13.41	700	—	—
(cost $722)
135,091 shares at net asset value of $14.51	—	1,960	—
(cost $2,206)
525,482 shares at net asset value of $25.54	—	—	13,421
(cost $14,711)
Total Assets	700	1,960	13,421

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	700	1,960	13,421

Policyholders' Equity
Investrac Gold Variable Universal Life	55	89	2,235
Investrac Advantage Variable Universal Life	607	1,807	10,866
Survivor Variable Universal Life	38	64	320
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	47,434	137,899	668,216
Investrac Advantage Variable Universal Life	498,079	2,236,431	3,512,263
Survivor Variable Universal Life	2,081	4,231	8,721
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.17	0.64	3.35
Investrac Advantage Variable Universal Life	1.22	0.81	3.09
Survivor Variable Universal Life	18.40	15.15	36.67
WealthQuest III Variable Universal Life	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
147,327 shares at net asset value of $7.05	1,039	—	—	—
(cost $1,210)
24,448 shares at net asset value of $16.57	—	405	—	—
(cost $489)
355,054 shares at net asset value of $20.29	—	—	7,204	—
(cost $9,191)
42,577 shares at net asset value of $118.71	—	—	—	5,054
(cost $5,627)
Total Assets	1,039	405	7,204	5,054

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,039	405	7,204	5,054

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1,039	405	7,204	5,054
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1,044,619	420,475	4,791,023	4,775,302
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	0.99	0.96	1.50	1.06

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
21,324 shares at net asset value of $12.26	261	—	—
(cost $258)
20,284 shares at net asset value of $10.90	—	221	—
(cost $270)
50,290 shares at net asset value of $14.40	—	—	724
(cost $812)
Total Assets	261	221	724

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders	261	221	724

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	261	221	724
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	220,547	218,725	761,139
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.18	1.01	0.95

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Mid Cap	Fidelity Value Service II	Fidelity Value Strategies II	Fidelity Value Leaders II
511,137 shares at net asset value of $25.10	12,830	—	—	—
(cost $14,671)
9,224 shares at net asset value of $9.38	—	87	—	—
(cost $88)
54,134 shares at net asset value of $7.77	—	—	421	—
(cost $478)
13,227 shares at net asset value of $9.39	—	—	—	124
(cost $154)
Total Assets	12,830	87	421	124

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders	12,830	87	421	124

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	12,830	87	421	124
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	6,503,008	91,371	392,945	134,008
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.97	0.96	1.07	0.93

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Assets	AIM Dynamics	AIM Global Health Care	AIM Technology
10,002 shares at net asset value of $14.23	142	—	—
(cost $151)
30,302 shares at net asset value of $15.87	—	481	—
(cost $497)
43,935 shares at net asset value of $13.19	—	—	580
(cost $530)
Total Assets	142	481	580

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	142	481	580

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	142	481	580
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	130,527	414,365	701,004
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.09	1.16	0.83

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Assets	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
135,084 shares at net asset value of $12.14	1,640	—	—	—
(cost $2,538)
134,557 shares at net asset value of $14.51	—	1,952	—	—
(cost $2,571)
12,356 shares at net asset value of $5.10	—	—	63	—
(cost $92)
18,451 shares at net asset value of $18.86	—	—	—	237
(cost $261)
Total Assets	1,640	1,952	63	237

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,640	1,952	63	237

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1,640	1,952	63	237
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	756,246	1,422,121	110,531	215,216
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	2.17	1.37	0.57	1.10

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Assets	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
27,131 shares at net asset value of $21.43	581	—	—	—
(cost $561)
10,843 shares at net asset value of $13.49	—	146	—	—
(cost $145)
2,676 shares at net asset value of $16.57	—	—	44	—
(cost $44)
9,685 shares at net asset value of $18.24	—	—	—	177
(cost $179)
Total Assets	581	146	44	177

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	581	146	44	177

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	581	146	44	177
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	497,713	146,779	37,769	151,845
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.17	0.99	1.16	1.16

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Assets	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
420,131 shares at net asset value of $17.65	7,415	—	—	—
(cost $9,018)
315,091 shares at net asset value of $12.27	—	3,866	—	—
(cost $4,558)
107,765 shares at net asset value of $5.04	—	—	543	—
(cost $530)
242,452 shares at net asset value of $20.21	—	—	—	4,900
(cost $5,219)
Total Assets	7,415	3,866	543	4,900

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	7,415	3,866	543	4,900

Policyholders' Equity
Investrac Gold Variable Universal Life	290	217	—	230
Investrac Advantage Variable Universal Life	1,517	1,220	—	3,171
Survivor Variable Universal Life	69	56	—	255
WealthQuest III Variable Universal Life	5,539	2,373	543	1,244
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	235,774	199,418	—	127,697
Investrac Advantage Variable Universal Life	1,033,741	1,025,063	—	1,207,500
Survivor Variable Universal Life	2,944	3,502	—	9,409
WealthQuest III Variable Universal Life	4,566,079	1,736,539	414,964	759,869
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.23	1.09	—	1.80
Investrac Advantage Variable Universal Life	1.47	1.19	—	2.63
Survivor Variable Universal Life	23.61	15.86	—	27.14
WealthQuest III Variable Universal Life	1.21	1.37	1.31	1.64

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Assets	AN Growth	AN Equity Income	AN Balanced	AN Money Market
7,376,837 shares at net asset value of $1.31	9,664	—	—	—
(cost $10,792)
4,429,953 shares at net asset value of $1.28	—	5,670	—	—
(cost $6,983)
2,335,625 shares at net asset value of $1.32	—	—	3,083	—
(cost $3,266)
3,381,729 shares at net asset value of $1.00	—	—	—	3,382
(cost $3,382)
Total Assets	9,664	5,670	3,083	3,382

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	9,664	5,670	3,083	3,382

Policyholders' Equity
Investrac Gold Variable Universal Life	3,904	2,242	962	260
Investrac Advantage Variable Universal Life	4,911	1,865	1,133	784
Survivor Variable Universal Life	18	15	45	10
WealthQuest III Variable Universal Life	831	1,548	943	2,328
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	1,891,834	761,317	361,488	173,067
Investrac Advantage Variable Universal Life	5,207,563	1,320,927	840,431	676,735
Survivor Variable Universal Life	12,474	7,879	24,867	8,700
WealthQuest III Variable Universal Life	906,412	1,458,129	791,680	2,110,751
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	2.06	2.95	2.66	1.50
Investrac Advantage Variable Universal Life	0.94	1.41	1.35	1.16
Survivor Variable Universal Life	1.45	1.92	1.80	1.13
WealthQuest III Variable Universal Life	0.92	1.06	1.19	1.10

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Operations	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
Investment income (loss)
Investment income distributions from underlying mutual fund	—	7	11
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(8)	(8)	(3)

Investment income (loss) - net	(8)	(1)	8

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	(3)	(9)	(7)

Net realized gains (losses) on investments	(3)	(9)	(7)

Net change in unrealized appreciation or depreciation of investments	462	444	135

Net gains (losses) on investments	459	435	128

Net increase (decrease) in net assets resulting from operations	451	434	136

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Operations	Alger Balanced	Alger Mid Cap Growth	AlgerCapital Appreciation
Investment income (loss)
Investment income distributions from underlying mutual fund	28	—	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(6)	(10)	(12)

Investment income (loss) - net	22	(10)	(12)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	(26)	(88)	36

Net realized gains (losses) on investments	(26)	(88)	36

Net change in unrealized appreciation or depreciation of investments	227	730	694

Net gains (losses) on investments	201	642	730

Net increase (decrease) in net assets resulting from operations	223	632	718

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Operations	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Growth Strategies
Investment income (loss)
Investment income distributions from underlying mutual fund	3	14	35	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	(2)	(2)	(1)

Investment income (loss) - net	3	12	33	(1)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—	—

Realized gains (losses) on sales of investments	(3)	3	(25)	(8)

Net realized gains (losses) on investments	(3)	3	(25)	(8)

Net change in unrealized appreciation or depreciation of investments	15	(3)	134	66

Net gains (losses) on investments	12	—	109	58

Net increase (decrease) in net assets resulting from operations	15	12	142	57

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Operations	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann – Prim. Sh.
Investment income (loss)
Investment income distributions from underlying mutual fund	7	5	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	(1)	—

Investment income (loss) - net	6	4	—

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	(6)	4	(10)

Net realized gains (losses) on investments	(6)	4	(10)

Net change in unrealized appreciation or depreciation of investments	19	14	28

Net gains (losses) on investments	13	18	18

Net increase (decrease) in net assets resulting from operations	19	22	18

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
Investment income (loss)
Investment income distributions from underlying mutual fund	7	84	41	60
Mortality and expense charges
Investrac Gold Variable Universal Life	(1)	(19)	(34)	(3)
Investrac Advantage Variable Universal Life	(8)	(17)	(65)	(4)
Survivor Variable Universal Life	—	(1)	—	—
WealthQuest III Variable Universal Life	—	—	—	—

Investment income (loss) - net	(2)	47	(58)	53

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	8	—

Realized gains (losses) on sales of investments	(48)	(181)	(394)	(43)

Net realized gains (losses) on investments	(48)	(181)	(386)	(43)

Net change in unrealized appreciation or depreciation of investments	210	1,078	2,681	231

Net gains (losses) on investments	162	897	2,295	188

Net increase (decrease) in net assets resulting from operations	160	944	2,237	241

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Investment income (loss)
Investment income distributions from underlying mutual fund	9	42	68	30
Mortality and expense charges
Investrac Gold Variable Universal Life	(2)	(7)	(2)	(8)
Investrac Advantage Variable Universal Life	(11)	(14)	(5)	(5)
Survivor Variable Universal Life	(1)	(1)	(1)	(1)
WealthQuest III Variable Universal Life	—	—	—	—

Investment income (loss) - net	(5)	20	60	16

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	6	3	2

Realized gains (losses) on sales of investments	—	(46)	(4)	(46)

Net realized gains (losses) on investments	—	(40)	(1)	(44)

Net change in unrealized appreciation or depreciation of investments	—	490	55	345

Net gains (losses) on investments	—	450	54	301

Net increase (decrease) in net assets resulting from operations	(5)	470	114	317

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	352	131	13
Mortality and expense charges
Investrac Gold Variable Universal Life	(50)	(27)	(3)
Investrac Advantage Variable Universal Life	(98)	(76)	(7)
Survivor Variable Universal Life	(2)	(2)	—
WealthQuest III Variable Universal Life	—	—	—

Investment income (loss) - net	202	26	3

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	297	3	2

Realized gains (losses) on sales of investments	(329)	(377)	(17)

Net realized gains (losses) on investments	(32)	(374)	(15)

Net change in unrealized appreciation or depreciation of investments	3,048	3,175	245

Net gains (losses) on investments	3,016	2,801	230

Net increase (decrease) in net assets resulting from operations	3,218	2,827	233

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
Investment income (loss)
Investment income distributions from underlying mutual fund	11	7	80
Mortality and expense charges
Investrac Gold Variable Universal Life	(0)	(1)	(18)
Investrac Advantage Variable Universal Life	(6)	(18)	(116)
Survivor Variable Universal Life	—	—	(2)
WealthQuest III Variable Universal Life	—	—	—

Investment income (loss) - net	5	(12)	(56)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	2	—	60

Realized gains (losses) on sales of investments	(13)	(93)	158

Net realized gains (losses) on investments	(11)	(93)	218

Net change in unrealized appreciation or depreciation of investments	191	704	3,661

Net gains (losses) on investments	180	611	3,879

Net increase (decrease) in net assets resulting from operations	185	599	3,823

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
Investment income (loss)
Investment income distributions from underlying mutual fund	—	7	72	102
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(6)	(2)	(40)	(29)

Investment income (loss) - net	(6)	5	32	73

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	2	85

Realized gains (losses) on sales of investments	(21)	(4)	(63)	(4)

Net realized gains (losses) on investments	(21)	(4)	(61)	81

Net change in unrealized appreciation or depreciation of investments	306	85	1,848	870

Net gains (losses) on investments	285	81	1,787	951

Net increase (decrease) in net assets resulting from operations	279	86	1,819	1,024

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
Investment income (loss)
Investment income distributions from underlying mutual fund	16	1	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	(1)	(4)

Investment income (loss) - net	15	—	(3)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	1	—	—

Realized gains (losses) on sales of investments	—	(7)	(15)

Net realized gains (losses) on investments	1	(7)	(15)

Net change in unrealized appreciation or depreciation of investments	10	51	234

Net gains (losses) on investments	11	44	219

Net increase (decrease) in net assets resulting from operations	26	44	216

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Investment income (loss)
Investment income distributions from underlying mutual fund	50	—	1	2
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(73)	—	(2)	(1)

Investment income (loss) - net	(23)	—	(1)	1

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	58	—	—	—

Realized gains (losses) on sales of investments	(13)	(17)	(40)	(9)

Net realized gains (losses) on investments	45	(17)	(40)	(9)

Net change in unrealized appreciation or depreciation of investments	3,512	41	178	33

Net gains (losses) on investments	3,557	24	138	24

Net increase (decrease) in net assets resulting from operations	3,534	24	137	25
See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Operations	AIM Dynamics	AIM Global Health Care	AIM Technology
Investment income (loss)
Investment income distributions from underlying mutual fund	—	2	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	(3)	(2)

Investment income (loss) - net	(1)	(1)	(2)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—

Realized gains (losses) on sales of investments	—	(29)	—

Net realized gains (losses) on investments	—	(29)	—

Net change in unrealized appreciation or depreciation of investments	42	131	156

Net gains (losses) on investments	42	102	156

Net increase (decrease) in net assets resulting from operations	41	101	154

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Operations	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
Investment income (loss)
Investment income distributions from underlying mutual fund	—	88	2	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(9)	(12)	—	(1)

Investment income (loss) - net	(9)	76	2	(1)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	22	—	—

Realized gains (losses) on sales of investments	(189)	(116)	(26)	(11)

Net realized gains (losses) on investments	(189)	(94)	(26)	(11)

Net change in unrealized appreciation or depreciation of investments	594	258	38	50

Net gains (losses) on investments	405	164	12	39

Net increase (decrease) in net assets resulting from operations	396	240	14	38

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Operations	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Investment income (loss)
Investment income distributions from underlying mutual fund	1	2	—	2
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(3)	(1)	—	(1)

Investment income (loss) - net	(2)	1	—	1

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	—

Realized gains (losses) on sales of investments	4	(1)	—	—

Net realized gains (losses) on investments	4	(1)	—	—

Net change in unrealized appreciation or depreciation of investments	155	33	10	35

Net gains (losses) on investments	159	32	10	35

Net increase (decrease) in net assets resulting from operations	157	33	10	36

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Operations	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	124	86	18	—
Mortality and expense charges
Investrac Gold Variable Universal Life	(2)	(2)	—	(2)
Investrac Advantage Variable Universal Life	(17)	(10)	—	(33)
Survivor Variable Universal Life		(0)	—	(2)
WealthQuest III Variable Universal Life	(31)	(12)	(4)	(7)

Investment income (loss) - net	74	62	14	(44)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	5

Realized gains (losses) on sales of investments	(189)	(125)	(1)	(86)

Net realized gains (losses) on investments	(189)	(125)	(1)	(81)

Net change in unrealized appreciation or depreciation of investments	1,592	1,255	24	1,655

Net gains (losses) on investments	1,403	1,130	23	1,574

Net increase (decrease) in net assets resulting from operations	1,477	1,192	37	1,530

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Operations	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Investment income (loss)
Investment income distributions from underlying mutual fund	83	147	65	—
Mortality and expense charges
Investrac Gold Variable Universal Life	(31)	(18)	(8)	(2)
Investrac Advantage Variable Universal Life	(53)	(21)	(13)	(11)
Survivor Variable Universal Life	—	—	—	(1)
WealthQuest III Variable Universal Life	(5)	(9)	(6)	(17)

Investment income (loss) - net	(6)	99	38	(31)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	—

Realized gains (losses) on sales of investments	(266)	(246)	(57)	—

Net realized gains (losses) on investments	(266)	(246)	(57)	—

Net change in unrealized appreciation or depreciation of investments	2,031	910	471	—

Net gains (losses) on investments	1,765	664	414	—

Net increase (decrease) in net assets resulting from operations	1,759	763	452	(31)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATEACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Net Changes	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
Operations
Investment income (loss) – net	(8)	(1)	8
Net realized gains (losses) on investments	(3)	(9)	(7)
Net change in unrealized appreciation or depreciation of investments	462	444	135

Net increase (decrease) in net assets resulting from operations	451	434	136

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	267	247	114

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(196)	(190)	(82)

Increase (decrease) in net assets from policy transactions	71	57	32

Increase (decrease) in net assets	522	491	168

Net assets at the beginning of year	944	892	417

Net assets at the end of year	1,466	1,383	585

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Net Changes	Alger Balanced	Alger Mid Cap Growth	AlgerCapital Appreciation
Operations
Investment income (loss) – net	22	(10)	(12)
Net realized gains (losses) on investments	(26)	(88)	36
Net change in unrealized appreciation or depreciation of investments	227	730	694

Net increase (decrease) in net assets resulting from operations	223	632	718

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	197	388	431

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(151)	(198)	(313)

Increase (decrease) in net assets from policy transactions	46	190	118

Increase (decrease) in net assets	269	822	836

Net assets at the beginning of year	766	1,115	1,374

Net assets at the end of year	1,035	1,937	2,210

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Net Changes	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Mid Cap Growth Strategies
Operations
Investment income (loss) – net	3	12	33	(1)
Net realized gains (losses) on investments	(3)	3	(25)	(8)
Net change in unrealized appreciation or depreciation of investments	15	(3)	134	66

Net increase (decrease) in net assets resulting from operations	15	12	142	57

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	19	53	78	54

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(5)	(136)	73	(29)

Increase (decrease) in net assets from policy transactions	14	(83)	151	25

Increase (decrease) in net assets	29	(71)	293	82

Net assets at the beginning of year	43	268	196	174

Net assets at the end of year	72	197	489	256

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Net Changes	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann –Prim. Sh.
Operations
Investment income (loss) – net	6	4	—
Net realized gains (losses) on investments	(6)	4	(10)
Net change in unrealized appreciation or depreciation of investments	19	14	28

Net increase (decrease) in net assets resulting from operations	19	22	18

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	27	21	28

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(29)	56	(23)

Increase (decrease) in net assets from policy transactions	(2)	77	5

Increase (decrease) in net assets	17	99	23

Net assets at the beginning of year	145	34	56

Net assets at the end of year	162	133	79

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
Operations
Investment income (loss) – net	(2)	47	(58)	53
Net realized gains (losses) on investments	(48)	(181)	(386)	(43)
Net change in unrealized appreciation or depreciation of investments	210	1,078	2,681	231

Net increase (decrease) in net assets resulting from operations	160	944	2,237	241

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	10	271	580	37
Investrac Advantage Variable Universal Life	86	187	790	28
Survivor Variable Universal Life	1	5	1	1
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(37)	(363)	(680)	(41)
Investrac Advantage Variable Universal Life	(100)	(234)	(956)	39
Survivor Variable Universal Life	—	(3)	(1)	4
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	(40)	(137)	(266)	68

Increase (decrease) in net assets	120	807	1,971	309

Net assets at the beginning of year	647	3,393	8,470	530

Net assets at the end of year	767	4,200	10,441	839

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Operations
Investment income (loss) – net	(5)	20	60	16
Net realized gains (losses) on investments	—	(40)	(1)	(44)
Net change in unrealized appreciation or depreciation of investments	—	490	55	345

Net increase (decrease) in net assets resulting from operations	(5)	470	114	317

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	8	102	25	83
Investrac Advantage Variable Universal Life	68	132	41	35
Survivor Variable Universal Life	5	11	—	—
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(16)	(236)	(21)	(147)
Investrac Advantage Variable Universal Life	(241)	(217)	70	(52)
Survivor Variable Universal Life	(10)	(6)	(159)	—
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	(186)	(214)	(44)	(81)

Increase (decrease) in net assets	(191)	256	70	236

Net assets at the beginning of year	1,187	1,976	735	1,178

Net assets at the end of year	996	2,232	805	1,414

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
Operations
Investment income (loss) – net	202	26	3
Net realized gains (losses) on investments	(32)	(374)	(15)
Net change in unrealized appreciation or depreciation of investments	3,048	3,175	245

Net increase (decrease) in net assets resulting from operations	3,218	2,827	233

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	793	372	71
Investrac Advantage Variable Universal Life	1,049	690	61
Survivor Variable Universal Life	37	21	1
WealthQuest III Variable Universal Life	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(959)	(654)	(96)
Investrac Advantage Variable Universal Life	(1,508)	(846)	(69)
Survivor Variable Universal Life	(26)	(108)	—
WealthQuest III Variable Universal Life	—	—	—

Increase (decrease) in net assets from policy transactions	(614)	(525)	(32)

Increase (decrease) in net assets	2,604	2,302	201

Net assets at the beginning of year	13,073	8,556	768

Net assets at the end of year	15,677	10,858	969

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
Operations
Investment income (loss) – net	5	(12)	(56)
Net realized gains (losses) on investments	(11)	(93)	218
Net change in unrealized appreciation or depreciation of investments	191	704	3,661

Net increase (decrease) in net assets resulting from operations	185	599	3,823

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	4	20	196
Investrac Advantage Variable Universal Life	55	206	905
Survivor Variable Universal Life	5	3	21
WealthQuest III Variable Universal Life	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(4)	(54)	(425)
Investrac Advantage Variable Universal Life	(47)	(175)	(1,371)
Survivor Variable Universal Life	(3)	(1)	(38)
WealthQuest III Variable Universal Life	—	—	—

Increase (decrease) in net assets from policy transactions	10	(1)	(712)

Increase (decrease) in net assets	195	598	3,111

Net assets at the beginning of year	505	1,362	10,310

Net assets at the end of year	700	1,960	13,421

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
Operations
Investment income (loss) – net	(6)	5	32	73
Net realized gains (losses) on investments	(21)	(4)	(61)	81
Net change in unrealized appreciation or depreciation of investments	306	85	1,848	870

Net increase (decrease) in net assets resulting from operations	279	86	1,819	1,024

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	247	112	1,676	1,097

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(149)	(4)	(1,045)	(739)

Increase (decrease) in net assets from policy transactions	98	108	631	358

Increase (decrease) in net assets	377	194	2,450	1,382

Net assets at the beginning of year	662	211	4,754	3,672

Net assets at the end of year	1,039	405	7,204	5,054

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
Operations
Investment income (loss) – net	15	—	(3)
Net realized gains (losses) on investments	1	(7)	(15)
Net change in unrealized appreciation or depreciation of investments	10	51	234

Net increase (decrease) in net assets resulting from operations	26	44	216

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	75	66	166

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	15	(36)	(102)

Increase (decrease) in net assets from policy transactions	90	30	64

Increase (decrease) in net assets	116	74	280

Net assets at the beginning of year	145	147	444

Net assets at the end of year	261	221	724

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Operations
Investment income (loss) – net	(23)	—	(1)	1
Net realized gains (losses) on investments	45	(17)	(40)	(9)
Net change in unrealized appreciation or depreciation of investments	3,512	41	178	33

Net increase (decrease) in net assets resulting from operations	3,534	24	137	25

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	2,965	31	109	29

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(2,133)	(23)	(38)	(11)

Increase (decrease) in net assets from policy transactions	832	8	71	18

Increase (decrease) in net assets	4,366	32	208	43

Net assets at the beginning of year	8,464	55	213	81

Net assets at the end of year	12,830	87	421	124

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Net Changes	AIM Dynamics	AIM Global Health Care	AIM Technology
Operations
Investment income (loss) – net	(1)	(1)	(2)
Net realized gains (losses) on investments	—	(29)	—
Net change in unrealized appreciation or depreciation of investments	42	131	156

Net increase (decrease) in net assets resulting from operations	41	101	154

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	20	95	76

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(10)	(100)	132

Increase (decrease) in net assets from policy transactions	10	(5)	208

Increase (decrease) in net assets	51	96	362

Net assets at the beginning of year	91	385	218

Net assets at the end of year	142	481	580

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Net Changes	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
Operations
Investment income (loss) – net	(9)	76	2	(1)
Net realized gains (losses) on investments	(189)	(94)	(26)	(11)
Net change in unrealized appreciation or depreciation of investments	594	258	38	50

Net increase (decrease) in net assets resulting from operations	396	240	14	38

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	398	427	18	62

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(318)	(495)	(13)	(30)

Increase (decrease) in net assets from policy transactions	80	(68)	5	32

Increase (decrease) in net assets	476	172	19	70

Net assets at the beginning of year	1,164	1,780	44	167

Net assets at the end of year	1,640	1,952	63	237

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Net Changes	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Operations
Investment income (loss) – net	(2)	1	—	1
Net realized gains (losses) on investments	4	(1)	—	—
Net change in unrealized appreciation or depreciation of investments	155	33	10	35

Net increase (decrease) in net assets resulting from operations	157	33	10	36

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	80	27	10	24

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(94)	(14)	(9)	(7)

Increase (decrease) in net assets from policy transactions	(14)	13	1	17

Increase (decrease) in net assets	143	46	11	53

Net assets at the beginning of year	438	100	33	124

Net assets at the end of year	581	146	44	177

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Net Changes	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
Operations
Investment income (loss) – net	74	62	14	(44)
Net realized gains (losses) on investments	(189)	(125)	(1)	(81)
Net change in unrealized appreciation or depreciation of investments	1,592	1,255	24	1,655

Net increase (decrease) in net assets resulting from operations	1,477	1,192	37	1,530

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	31	19	—	26
Investrac Advantage Variable Universal Life	192	98	—	270
Survivor Variable Universal Life	7	6	—	34
WealthQuest III Variable Universal Life	1,197	492	97	158

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(47)	(43)	—	(77)
Investrac Advantage Variable Universal Life	(412)	115	—	(373)
Survivor Variable Universal Life	(1)	8	—	(14)
WealthQuest III Variable Universal Life	(756)	(168)	(85)	(211)

Increase (decrease) in net assets from policy transactions	211	527	12	(187)

Increase (decrease) in net assets	1,688	1,719	49	1,343

Net assets at the beginning of year	5,727	2,147	494	3,557

Net assets at the end of year	7,415	3,866	543	4,900

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Operations
Investment income (loss) – net	(6)	99	38	(31)
Net realized gains (losses) on investments	(266)	(246)	(57)	—
Net change in unrealized appreciation or depreciation of investments	2,031	910	471	—

Net increase (decrease) in net assets resulting from operations	1,759	763	452	(31)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	575	265	93	55
Investrac Advantage Variable Universal Life	678	224	116	63
Survivor Variable Universal Life	—	—	1	3
WealthQuest III Variable Universal Life	187	321	220	667

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(684)	(417)	(123)	(65)
Investrac Advantage Variable Universal Life	(616)	(299)	(161)	(178)
Survivor Variable Universal Life	—	(1)	(2)	(75)
WealthQuest III Variable Universal Life	(147)	(242)	(187)	(730)

Increase (decrease) in net assets from policy transactions	(7)	(149)	(43)	(260)

Increase (decrease) in net assets	1,752	614	409	(291)

Net assets at the beginning of year	7,912	5,056	2,674	3,673

Net assets at the end of year	9,664	5,670	3,083	3,382

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2009 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Government Bond	AN High Yield Bond	AN Small-Cap/ Mid-Cap	AN International Stock
Operations
Investment income (loss) – net	—	—	—	—
Net realized gains (losses) on investments	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	—	—	—	—

Net increase (decrease) in net assets resulting from operations	—	—	—	—

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	1	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	(1)	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	—	—	—	—

Increase (decrease) in net assets	—	—	—	—

Net assets at the beginning of year	—	—	—	—

Net assets at the end of year	—	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Assets	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
53,677 shares at net asset value of $17.58	944	—	—
(cost $1,488)
33,695 shares at net asset value of $26.48	—	892	—
(cost $1,264)
57,873 shares at net asset value of $7.20	—	—	417
(cost $597)
Total Assets	944	892	417

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	944	892	417

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	944	892	417
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	907,273	1,241,816	587,802
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.04	0.72	0.71

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Assets	Alger Balanced	Alger Mid Cap Growth	Alger Capital Appreciation
88,603 shares at net asset value of $8.64	766	—	—
(cost $1,168)
158,330 shares at net asset value of $7.04	—	1,115	—
(cost $2,693)
45,225 shares at net asset value of $30.39	—	—	1,374
(cost $1,897)
Total Assets	766	1,115	1,374

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	766	1,115	1,374

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	766	1,115	1,374
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	827,118	1,432,593	1,444,373
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	0.93	0.78	0.95

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Assets	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Mid Cap Growth Strategies
5,957 shares at net asset value of $7.25	43	—	—	—
(cost $54)
23,413 shares at net asset value of $11.45	—	268	—	—
(cost $261)
38,889 shares at net asset value of $5.03	—	—	196	—
(cost $282)
13,628 shares at net asset value of $12.74	—	—	—	174
(cost $318)
Total Assets	43	268	196	174

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	43	268	196	174

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	43	268	196	174
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	46,872	235,584	176,814	188,456
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	0.92	1.14	1.11	0.92

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Assets	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann – Prim. Sh.
13,345 shares at net asset value of $10.89 (cost $183)	145	—	—
3,364 shares at net asset value of $10.00	—	34	—
(cost $35)
5,759 shares at net asset value of $9.80	—	—	56
(cost $86)
Total Assets	145	34	56

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	145	34	56

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	145	34	56
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	146,676	33,437	59,231
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	0.99	1.01	0.95

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
73,568 shares at net asset value of $8.79	647	—	—	—
(cost $1,012)
257,458 shares at net asset value of $13.18	—	3,393	—	—
(cost $5,995)
359,947 shares at net asset value of $23.53	—	—	8,470	—
(cost $12,552)
133,877 shares at net asset value of $3.96	—	—	—	530
(cost $807)
Total Assets	647	3,393	8,470	530

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	647	3,393	8,470	530

Policyholders' Equity
Investrac Gold Variable Universal Life	64	1,998	3,553	290
Investrac Advantage Variable Universal Life	582	1,322	4,898	239
Survivor Variable Universal Life	1	73	19	1
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	87,844	1,009,586	2,124,405	239,360
Investrac Advantage Variable Universal Life	680,266	1,298,458	5,729,429	287,767
Survivor Variable Universal Life	75	3,358	699	124
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	0.73	1.98	1.67	1.21
Investrac Advantage Variable Universal Life	0.86	1.02	0.85	0.83
Survivor Variable Universal Life	12.19	21.84	27.01	9.06
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
1,186,866 shares at net asset value of $1.00	1,187	—	—	—
(cost $1,187)
162,328 shares at net asset value of $12.17	—	1,976	—	—
(cost $3,205)
62,092 shares at net asset value of $11.84	—	—	735	—
(cost $765)
114,260 shares at net asset value of $10.31	—	—	—	1,178
(cost $1,672)
Total Assets	1,187	1,976	735	1,178

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,187	1,976	735	1,178

Policyholders' Equity
Investrac Gold Variable Universal Life	267	820	237	789
Investrac Advantage Variable Universal Life	858	1,106	313	389
Survivor Variable Universal Life	62	50	185	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	165,376	566,679	124,942	490,809
Investrac Advantage Variable Universal Life	679,263	1,026,082	222,312	374,005
Survivor Variable Universal Life	51,679	2,570	10,462	—
WealthQuest III Variable Universal Life	—	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.60	1.45	1.90	1.61
Investrac Advantage Variable Universal Life	1.26	1.08	1.41	1.04
Survivor Variable Universal Life	1.20	19.41	17.65	—
WealthQuest III Variable Universal Life	—	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
131,798 shares at net asset value of $99.19	13,073	—	—
(cost $17,205)
555,943 shares at net asset value of $15.39	—	8,556	—
(cost $14,331)
79,334 shares at net asset value of $9.68	—	—-	768
(cost $984)
Total Assets	13,073	8,556	768

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	13,073	8,556	768

Policyholders' Equity
Investrac Gold Variable Universal Life	5,256	2,781	280
Investrac Advantage Variable Universal Life	7,580	5,516	483
Survivor Variable Universal Life	237	259	5
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	2,460,106	1,137,686	189,868
Investrac Advantage Variable Universal Life	8,051,577	3,939,747	515,811
Survivor Variable Universal Life	1,957	9,929	347
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	2.14	2.44	1.48
Investrac Advantage Variable Universal Life	0.94	1.40	0.94
Survivor Variable Universal Life	121.01	26.14	12.87
WealthQuest III Variable Universal Life	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Assets	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
51,122 shares at net asset value of $9.87	505	—	—
(cost $718)
136,369 shares at net asset value of $9.99	—	1,362	—
(cost $2,312)
559,440 shares at net asset value of $18.43	—	—	10,310
(cost $15,261)
Total Assets	505	1,362	10,310

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	505	1,362	10,310

Policyholders' Equity
Investrac Gold Variable Universal Life	39	88	1,791
Investrac Advantage Variable Universal Life	439	1,231	8,276
Survivor Variable Universal Life	27	43	243
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	46,532	196,043	743,500
Investrac Advantage Variable Universal Life	492,829	2,195,697	3,700,874
Survivor Variable Universal Life	2,004	4,100	9,212
WealthQuest III Variable Universal Life	—	—	—
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	0.84	0.45	2.41
Investrac Advantage Variable Universal Life	0.89	0.56	2.24
Survivor Variable Universal Life	13.39	10.48	26.41
WealthQuest III Variable Universal Life	—	—	—

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
130,831 shares at net asset value of $5.06	662	—	—	—
(cost $1,140)
16,256 shares at net asset value of $13.00	—	211	—	—
(cost $380)
314,009 shares at net asset value of $15.14	—	—	4,754	—
(cost $8,590)
37,282 shares at net asset value of $98.50	—	—	—	3,672
(cost $5,115)
Total Assets	662	211	4,754	3,672

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	662	211	4,754	3,672

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	662	211	4,754	3,672
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	921,190	282,913	4,253,210	4,351,432
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	0.72	0.75	1.12	0.84

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
12,465 shares at net asset value of $11.62	145	—	—
(cost $151)
17,019 shares at net asset value of $8.65	—	147	—
(cost $247)
44,769 shares at net asset value of $9.92	—	—	444
(cost $766)
Total Assets	145	147	444

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders	145	147	444

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	145	147	444
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	140,110	183,690	674,269
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	1.03	0.80	0.66

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Assets	Fidelity Mid Cap	Fidelity Value Service II	Fidelity Value Strategies II	Fidelity Value Leaders II
467,117 shares at net asset value of $18.12	8,464	—	—	—
(cost $13,818)
8,288 shares at net asset value of $6.64	—	55	—	—
(cost $98)
42,868 shares at net asset value of $4.96	—	—	213	—
(cost $448)
10,824 shares at net asset value of $7.46	—	—	—	81
(cost $143)
Total Assets	8,464	55	213	81

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders	8,464	55	213	81

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	8,464	55	213	81
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	5,953,943	82,012	309,979	110,484
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.41	0.67	0.69	0.73
See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Assets	AIM Dynamics	AIM Global Health Care	AIM Technology
9,110 shares at net asset value of $9.99	91	—	—
(cost $141)
30,860 shares at net asset value of $12.47	—	385	—
(cost $532)
26,034 shares at net asset value of $8.38	—	—	218
(cost $324)
Total Assets	91	385	218

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—
Total Liabilities	—	—	—
Net assets applicable to policyholders’	91	385	218

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	91	385	218
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	118,057	420,396	412,478
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	0.77	0.92	0.53

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Assets	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
126,082 shares at net asset value of $9.23	1,164	—	—	—
(cost $2,656)
133,007 shares at net asset value of $13.38	—	1,780	—	—
(cost $2,657)
10,731 shares at net asset value of $4.12	—	—	44	—
(cost $111)
15,706 shares at net asset value of $10.62	—	—	—	167
(cost $241)
Total Assets	1,164	1,780	44	167

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	1,164	1,780	44	167

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1,164	1,780	44	167
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	700,924	1,479,396	98,134	182,211
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	1.66	1.20	0.45	0.92

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Assets	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
28,028 shares at net asset value of $15.62	438	—	—	—
(cost $573)
9,601 shares at net asset value of $10.38	—	100	—	—
(cost $132)
2,548 shares at net asset value of $12.90	—	—	33	—
(cost $42)
8,490 shares at net asset value of $14.64	—	—	—	124
(cost $162)
Total Assets	438	100	33	124

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	438	100	33	124

Policyholders' Equity
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	438	100	33	124
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	512,374	131,516	36,290	134,630
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	0.85	0.76	0.91	0.92

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Assets	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
399,379 shares at net asset value of $14.34	5,727	—	—	—
(cost $8,922)
260,558 shares at net asset value of $8.24	—	2,147	—	—
(cost $4,094)
102,468 shares at net asset value of $4.82	—	—	494	—
(cost $505)
256,067 shares at net asset value of $13.89	—	—	—	3,557
(cost $5,531)
Total Assets	5,727	2,147	494	3,557

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	5,727	2,147	494	3,557

Policyholders' Equity
Investrac Gold Variable Universal Life	246	160	—	203
Investrac Advantage Variable Universal Life	1,453	661	—	2,294
Survivor Variable Universal Life	49	27	—	161
WealthQuest III Variable Universal Life	3,979	1,299	494	899
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	249,393	221,164	—	162,473
Investrac Advantage Variable Universal Life	1,227,597	835,906	—	1,256,902
Survivor Variable Universal Life	2,602	2,564	—	8,521
WealthQuest III Variable Universal Life	4,091,187	1,438,756	406,000	794,500
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	0.99	0.72	—	1.25
Investrac Advantage Variable Universal Life	1.18	0.79	—	1.83
Survivor Variable Universal Life	18.97	10.50	—	18.80
WealthQuest III Variable Universal Life	0.97	0.90	1.22	1.13

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF NET ASSETS AS OF DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS EXCEPT FOR UNIT AND SHARE INFORMATION)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Assets	AN Growth	AN Equity Income	AN Balanced	AN Money Market
7,394,496 shares at net asset value of $1.07	7,912	—	—	—
(cost $11,071)
4,474,099 shares at net asset value of $1.13	—	5,056	—	—
(cost $7,278)
2,345,778 shares at net asset value of $1.14	—	—	2,674	—
(cost $3,329)
3,673,436 shares at net asset value of $1.00	—	—	—	3,673
(cost $3,673)
Total Assets	7,912	5,056	2,674	3,673

Liabilities
Payable to American National for policy terminations, withdrawal payments and mortality and expense charges	—	—	—	—
Total Liabilities	—	—	—	—
Net assets applicable to policyholders’	7,912	5,056	2,674	3,673

Policyholders' Equity
Investrac Gold Variable Universal Life	3,286	2,098	850	273
Investrac Advantage Variable Universal Life	3,977	1,693	1,016	910
Survivor Variable Universal Life	15	13	39	82
WealthQuest III Variable Universal Life	634	1,252	769	2,408
Policyholders' Equity – Units Outstanding
Investrac Gold Variable Universal Life	1,948,656	820,698	374,609	179,810
Investrac Advantage Variable Universal Life	5,142,611	1,376,551	880,295	776,530
Survivor Variable Universal Life	12,840	7,973	25,602	72,595
WealthQuest III Variable Universal Life	848,005	1,361,645	757,530	2,167,786
Policyholders' Equity – Unit Value
Investrac Gold Variable Universal Life	1.67	2.56	2.27	1.52
Investrac Advantage Variable Universal Life	0.77	1.23	1.15	1.17
Survivor Variable Universal Life	1.19	1.67	1.53	1.14
WealthQuest III Variable Universal Life	0.75	0.92	1.01	1.11

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Operations	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
Investment income (loss)
Investment income distributions from underlying mutual fund	—	3	11
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(9)	(9)	(4)

Investment income (loss) - net	(9)	(6)	7

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	19	—	—

Realized gains (losses) on sales of investments	46	14	4

Net realized gains (losses) on investments	65	14	4

Net change in unrealized appreciation or depreciation of investments	(868)	(732)	(275)

Net gains (losses) on investments	(803)	(718)	(271)

Net increase (decrease) in net assets resulting from operations	(812)	(724)	(264)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Operations	Alger Balanced	Alger Mid Cap Growth	AlgerCapital Appreciation
Investment income (loss)
Investment income distributions from underlying mutual fund	24	2	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(7)	(12)	(12)

Investment income (loss) - net	17	(10)	(12)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	116	564	—

Realized gains (losses) on sales of investments	(12)	(26)	95

Net realized gains (losses) on investments	104	538	95

Net change in unrealized appreciation or depreciation of investments	(478)	(1,904)	(1,107)

Net gains (losses) on investments	(374)	(1,366)	(1,012)

Net increase (decrease) in net assets resulting from operations	(357)	(1,376)	(1,024)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Operations	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Growth Strategies
Investment income (loss)
Investment income distributions from underlying mutual fund	2	3	24	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	—	(1)	(2)	(2)

Investment income (loss) - net	2	2	22	(2)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	—	64

Realized gains (losses) on sales of investments	1	—	(8)	(1)

Net realized gains (losses) on investments	1	—	(8)	63

Net change in unrealized appreciation or depreciation of investments	(14)	6	(84)	(191)

Net gains (losses) on investments	(13)	6	(92)	(128)

Net increase (decrease) in net assets resulting from operations	(11)	8	(70)	(130)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Operations	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann – Prim. Sh.
Investment income (loss)
Investment income distributions from underlying mutual fund	7	3	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	—	(1)

Investment income (loss) - net	6	3	(1)

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	—	—	9

Realized gains (losses) on sales of investments	2	(3)	(3)

Net realized gains (losses) on investments	2	(3)	6

Net change in unrealized appreciation or depreciation of investments	(72)	(1)	(40)

Net gains (losses) on investments	(70)	(4)	(34)

Net increase (decrease) in net assets resulting from operations	(64)	(1)	(35)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
Investment income (loss)
Investment income distributions from underlying mutual fund	11	126	108	59
Mortality and expense charges
Investrac Gold Variable Universal Life	(1)	(27)	(50)	(3)
Investrac Advantage Variable Universal Life	(10)	(25)	(97)	(4)
Survivor Variable Universal Life	—	(1)	—	—
WealthQuest III Variable Universal Life	—	—	—	—

Investment income (loss) - net	—	73	(39)	52

Realized and unrealized gains (losses) on investments – net
Realized gain distributions from underlying mutual fund	101	5	—	—

Realized gains (losses) on sales of investments	(8)	(137)	(110)	(18)

Net realized gains (losses) on investments	93	(132)	(110)	(18)

Net change in unrealized appreciation or depreciation of investments	(565)	(2,638)	(7,791)	(216)

Net gains (losses) on investments	(472)	(2,770)	(7,901)	(234)

Net increase (decrease) in net assets resulting from operations	(472)	(2,697)	(7,940)	(182)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Investment income (loss)
Investment income distributions from underlying mutual fund	26	77	24	41
Mortality and expense charges
Investrac Gold Variable Universal Life	(2)	(11)	(2)	(10)
Investrac Advantage Variable Universal Life	(8)	(20)	(3)	(6)
Survivor Variable Universal Life	—	(1)	(1)	(1)
WealthQuest III Variable Universal Life	—	—	—	—

Investment income (loss) - net	16	45	18	24

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	363	—	154

Realized gains (losses) on sales of investments	—	89	(4)	(32)

Net realized gains (losses) on investments	—	452	(4)	122

Net change in unrealized appreciation or depreciation of investments	—	(2,087)	(40)	(658)

Net gains (losses) on investments	—	(1,635)	(44)	(536)

Net increase (decrease) in net assets resulting from operations	16	(1,590)	(26)	(512)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	393	124	21
Mortality and expense charges
Investrac Gold Variable Universal Life	(66)	(36)	(4)
Investrac Advantage Variable Universal Life	(132)	(100)	(9)
Survivor Variable Universal Life	(3)	(3)	—
WealthQuest III Variable Universal Life	—	—	—

Investment income (loss) - net	192	(15)	8

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	199	364	1

Realized gains (losses) on sales of investments	84	(12)	29

Net realized gains (losses) on investments	283	352	30

Net change in unrealized appreciation or depreciation of investments	(8,609)	(6,936)	(490)

Net gains (losses) on investments	(8,326)	(6,584)	(460)

Net increase (decrease) in net assets resulting from operations	(8,134)	(6,599)	(452)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Operations	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
Investment income (loss)
Investment income distributions from underlying mutual fund	12	10	69
Mortality and expense charges
Investrac Gold Variable Universal Life	—	(1)	(23)
Investrac Advantage Variable Universal Life	(8)	(27)	(151)
Survivor Variable Universal Life	—	(1)	(3)
WealthQuest III Variable Universal Life	—	—	—

Investment income (loss) - net	4	(19)	(108)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	26	—	2,524

Realized gains (losses) on sales of investments	3	(11)	409

Net realized gains (losses) on investments	29	(11)	2,933

Net change in unrealized appreciation or depreciation of investments	(304)	(1,636)	(9,923)

Net gains (losses) on investments	(275)	(1,647)	(6,990)

Net increase (decrease) in net assets resulting from operations	(271)	(1,666)	(7,098)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
Investment income (loss)
Investment income distributions from underlying mutual fund	—	7	54	98
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(7)	(2)	(43)	(33)

Investment income (loss) - net	(7)	5	11	65

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	2	—	167	50

Realized gains (losses) on sales of investments	—	(2)	15	99

Net realized gains (losses) on investments	2	(2)	182	149

Net change in unrealized appreciation or depreciation of investments	(610)	(137)	(3,496)	(2,356)

Net gains (losses) on investments	(608)	(139)	(3,314)	(2,207)

Net increase (decrease) in net assets resulting from operations	(615)	(134)	(3,303)	(2,142)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
Investment income (loss)
Investment income distributions from underlying mutual fund	3	2	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	(1)	(5)

Investment income (loss) - net	2	1	(4)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	19	—

Realized gains (losses) on sales of investments	(1)	(4)	—

Net realized gains (losses) on investments	(1)	15	—

Net change in unrealized appreciation or depreciation of investments	(7)	(113)	(532)

Net gains (losses) on investments	(8)	(98)	(532)

Net increase (decrease) in net assets resulting from operations	(6)	(97)	(536)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Operations	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Investment income (loss)
Investment income distributions from underlying mutual fund	27	1	2	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(76)	(1)	(2)	(1)

Investment income (loss) - net	(49)	—	—	—

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	1,732	2	81	—

Realized gains (losses) on sales of investments	117	(4)	(90)	(1)

Net realized gains (losses) on investments	1,849	(2)	(9)	(1)

Net change in unrealized appreciation or depreciation of investments	(7,077)	(40)	(211)	(57)

Net gains (losses) on investments	(5,228)	(42)	(220)	(58)

Net increase (decrease) in net assets resulting from operations	(5,277)	(42)	(220)	(58)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Operations	AIM Dynamics	AIM Global Health Care	AIM Technology
Investment income (loss)
Investment income distributions from underlying mutual fund	—	—	—
Mortality and expense charges	—	—	—
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(1)	(3)	(2)

Investment income (loss) - net	(1)	(3)	(2)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	99	—

Realized gains (losses) on sales of investments	1	2	—

Net realized gains (losses) on investments	1	101	—

Net change in unrealized appreciation or depreciation of investments	(82)	(219)	(157)

Net gains (losses) on investments	(81)	(118)	(157)

Net increase (decrease) in net assets resulting from operations	(82)	(121)	(159)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Operations	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
Investment income (loss)
Investment income distributions from underlying mutual fund	103	64	2	—
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(11)	(14)	(1)	(1)

Investment income (loss) - net	92	50	1	(1)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	158	236	6	1

Realized gains (losses) on sales of investments	(31)	4	(36)	(2)

Net realized gains (losses) on investments	127	240	(30)	(1)

Net change in unrealized appreciation or depreciation of investments	(1,119)	(1,103)	(44)	(68)

Net gains (losses) on investments	(992)	(863)	(74)	(69)

Net increase (decrease) in net assets resulting from operations	(900)	(813)	(73)	(70)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Operations	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Investment income (loss)
Investment income distributions from underlying mutual fund	1	1	0	1
Mortality and expense charges
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life
WealthQuest III Variable Universal Life	(4)	(1)	—	(1)

Investment income (loss) - net	(3)	—	—	—

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	—	—	12

Realized gains (losses) on sales of investments	12	8	1	10

Net realized gains (losses) on investments	12	8	1	22

Net change in unrealized appreciation or depreciation of investments	(249)	(74)	(20)	(86)

Net gains (losses) on investments	(237)	(66)	(19)	(64)

Net increase (decrease) in net assets resulting from operations	(240)	(66)	(19)	(64)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Operations	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
Investment income (loss)
Investment income distributions from underlying mutual fund	175	68	20	—
Mortality and expense charges
Investrac Gold Variable Universal Life	(3)	(2)	—	(3)
Investrac Advantage Variable Universal Life	(24)	(12)	—	(42)
Survivor Variable Universal Life	—	—	—	(2)
WealthQuest III Variable Universal Life	(35)	(12)	(3)	(9)

Investment income (loss) - net	113	42	17	(56)

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	225	131	—	276

Realized gains (losses) on sales of investments	51	(48)	(4)	81

Net realized gains (losses) on investments	276	83	(4)	357

Net change in unrealized appreciation or depreciation of investments	(3,578)	(2,043)	(9)	(2,777)

Net gains (losses) on investments	(3,302)	(1,960)	(13)	(2,420)

Net increase (decrease) in net assets resulting from operations	(3,189)	(1,918)	4	(2,476)

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF OPERATIONS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Operations	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Investment income (loss)
Investment income distributions from underlying mutual fund	124	216	86	24
Mortality and expense charges
Investrac Gold Variable Universal Life	(39)	(25)	(9)	(2)
Investrac Advantage Variable Universal Life	(54)	(28)	(15)	(4)
Survivor Variable Universal Life	—	—	—	(1)
WealthQuest III Variable Universal Life	(4)	(10)	(6)	(9)

Investment income (loss) - net	27	153	56	8

Realized and unrealized gains (losses) on investments - net
Realized gain distributions from underlying mutual fund	—	74	—	—

Realized gains (losses) on sales of investments	(135)	(98)	(16)	—

Net realized gains (losses) on investments	(135)	(24)	(16)	—

Net change in unrealized appreciation or depreciation of investments	(3,998)	(2,417)	(871)	—

Net gains (losses) on investments	(4,133)	(2,441)	(887)	—

Net increase (decrease) in net assets resulting from operations	(4,106)	(2,288)	(831)	8

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATEACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Net Changes	Alger Small Cap Growth	Alger Large Cap Growth	Alger Growth & Income
Operations
Investment income (loss) – net	(9)	(6)	7
Net realized gains (losses) on investments	65	14	4
Net change in unrealized appreciation or depreciation of investments	(868)	(732)	(275)

Net increase (decrease) in net assets resulting from operations	(812)	(724)	(264)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	373	300	147

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(269)	(162)	(113)

Increase (decrease) in net assets from policy transactions	104	138	34

Increase (decrease) in net assets	(708)	(586)	(230)

Net assets at the beginning of year	1,652	1,478	647

Net assets at the end of year	944	892	417

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
The Alger Portfolios – Class I-2 Shares
Net Changes	Alger Balanced	Alger Mid Cap Growth	AlgerCapital Appreciation
Operations
Investment income (loss) – net	17	(10)	(12)
Net realized gains (losses) on investments	104	538	95
Net change in unrealized appreciation or depreciation of investments	(478)	(1,904)	(1,107)

Net increase (decrease) in net assets resulting from operations	(357)	(1,376)	(1,024)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	224	511	637

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(175)	(210)	(341)

Increase (decrease) in net assets from policy transactions	49	301	296

Increase (decrease) in net assets	(308)	(1,075)	(728)

Net assets at the beginning of year	1,074	2,190	2,102

Net assets at the end of year	766	1,115	1,374

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Net Changes	Federated Capital Income	Federated U.S. Gov’t Securities	Federated High Income Bond – Prim. Sh.	Federated Mid Cap Growth Strategies
Operations
Investment income (loss) – net	2	2	22	(2)
Net realized gains (losses) on investments	1	—	(8)	63
Net change in unrealized appreciation or depreciation of investments	(14)	6	(84)	(191)

Net increase (decrease) in net assets resulting from operations	(11)	8	(70)	(130)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	20	27	60	65

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(17)	195	(53)	(42)

Increase (decrease) in net assets from policy transactions	3	222	7	23

Increase (decrease) in net assets	(8)	230	(63)	(107)

Net assets at the beginning of year	51	38	259	281

Net assets at the end of year	43	268	196	174

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Federated Insurance Series - Class II
Net Changes	Federated Equity Income	Federated Quality Bond – Prim. Sh.	Federated Kaufmann –Prim. Sh.
Operations
Investment income (loss) – net	6	3	(1)
Net realized gains (losses) on investments	2	(3)	6
Net change in unrealized appreciation or depreciation of investments	(72)	(1)	(40)

Net increase (decrease) in net assets resulting from operations	(64)	(1)	(35)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	36	26	38

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(26)	(1)	(24)

Increase (decrease) in net assets from policy transactions	9	25	14

Increase (decrease) in net assets	(54)	24	(21)

Net assets at the beginning of year	200	10	77

Net assets at the end of year	145	34	56

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Growth & Income	Fidelity Equity Income	Fidelity Growth	Fidelity High Income
Operations
Investment income (loss) – net	—	73	(39)	52
Net realized gains (losses) on investments	93	(132)	(110)	(18)
Net change in unrealized appreciation or depreciation of investments	(565)	(2,638)	(7,791)	(216)

Net increase (decrease) in net assets resulting from operations	(472)	(2,697)	(7,940)	(182)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	14	306	651	35
Investrac Advantage Variable Universal Life	98	222	940	21
Survivor Variable Universal Life	1	26	1	1
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(11)	(591)	(1,020)	(67)
Investrac Advantage Variable Universal Life	(120)	(469)	(1,321)	(26)
Survivor Variable Universal Life	—	(65)	(28)	—
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	(18)	(571)	(777)	(36)

Increase (decrease) in net assets	(490)	(3,268)	(8,717)	(218)

Net assets at the beginning of year	1,137	6,661	17,187	748

Net assets at the end of year	647	3,393	8,470	530

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Money Market	Fidelity Overseas	Fidelity Investment Grade Bond	Fidelity Asset Manager
Operations
Investment income (loss) – net	16	45	18	24
Net realized gains (losses) on investments	—	452	(4)	122
Net change in unrealized appreciation or depreciation of investments	—	(2,087)	(40)	(658)

Net increase (decrease) in net assets resulting from operations	16	(1,590)	(26)	(512)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	14	116	23	98
Investrac Advantage Variable Universal Life	37	154	25	40
Survivor Variable Universal Life	1	12	8	—
WealthQuest III Variable Universal Life	—	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(2)	(181)	(8)	(198)
Investrac Advantage Variable Universal Life	455	(177)	67	5
Survivor Variable Universal Life	7	15	86	—
WealthQuest III Variable Universal Life	—	—	—	—

Increase (decrease) in net assets from policy transactions	512	(61)	201	(55)

Increase (decrease) in net assets	528	(1,651)	175	(567)

Net assets at the beginning of year	659	3,627	560	1,745

Net assets at the end of year	1,187	1,976	735	1,178

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Index 500	Fidelity Contrafund	Fidelity Asset Mgr. Growth
Operations
Investment income (loss) – net	192	(15)	8
Net realized gains (losses) on investments	283	352	30
Net change in unrealized appreciation or depreciation of investments	(8,609)	(6,936)	(490)

Net increase (decrease) in net assets resulting from operations	(8,134)	(6,599)	(452)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	885	407	70
Investrac Advantage Variable Universal Life	1,219	812	75
Survivor Variable Universal Life	53	58	1
WealthQuest III Variable Universal Life	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(1,389)	(701)	(113)
Investrac Advantage Variable Universal Life	(1,826)	(1,060)	(190)
Survivor Variable Universal Life	(57)	(39)	—
WealthQuest III Variable Universal Life	—	—	—

Increase (decrease) in net assets from policy transactions	(1,115)	(523)	(157)

Increase (decrease) in net assets	(9,249)	(7,122)	(609)

Net assets at the beginning of year	22,322	15,678	1,377

Net assets at the end of year	13,073	8,556	768

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Initial Class
Net Changes	Fidelity Balanced	Fidelity Growth Opp.	Fidelity Mid Cap
Operations
Investment income (loss) – net	4	(19)	(108)
Net realized gains (losses) on investments	29	(11)	2,933
Net change in unrealized appreciation or depreciation of investments	(304)	(1,636)	(9,923)

Net increase (decrease) in net assets resulting from operations	(271)	(1,666)	(7,098)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	9	19	241
Investrac Advantage Variable Universal Life	66	235	1,086
Survivor Variable Universal Life	7	19	68
WealthQuest III Variable Universal Life	—	—	—

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(13)	58	(305)
Investrac Advantage Variable Universal Life	(133)	(207)	(1,863)
Survivor Variable Universal Life	(1)	17	(31)
WealthQuest III Variable Universal Life	—	—	—

Increase (decrease) in net assets from policy transactions	(65)	141	(804)

Increase (decrease) in net assets	(336)	(1,525)	(7,902)

Net assets at the beginning of year	841	2,887	18,212

Net assets at the end of year	505	1,362	10,310

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Aggressive Growth	Fidelity Equity Income	Fidelity Contrafund	Fidelity Index 500
Operations
Investment income (loss) – net	(7)	5	11	65
Net realized gains (losses) on investments	2	(2)	182	149
Net change in unrealized appreciation or depreciation of investments	(610)	(137)	(3,496)	(2,356)

Net increase (decrease) in net assets resulting from operations	(615)	(134)	(3,303)	(2,142)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	274	129	1,962	1,313

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(225)	(43)	(820)	(981)

Increase (decrease) in net assets from policy transactions	49	86	1,142	332

Increase (decrease) in net assets	(566)	(48)	(2,161)	(1,810)

Net assets at the beginning of year	1,228	259	6,915	5,482

Net assets at the end of year	662	211	4,754	3,672

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Investment Grade Bond	Fidelity Growth & Income	Fidelity Growth Opp.
Operations
Investment income (loss) – net	2	1	(4)
Net realized gains (losses) on investments	(1)	15	-
Net change in unrealized appreciation or depreciation of investments	(7)	(113)	(532)

Net increase (decrease) in net assets resulting from operations	(6)	(97)	(536)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	72	81	206

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	8	(24)	(113)

Increase (decrease) in net assets from policy transactions	80	57	93

Increase (decrease) in net assets	74	(40)	(443)

Net assets at the beginning of year	71	187	887

Net assets at the end of year	145	147	444

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
Fidelity Variable Insurance Products – Service Class II
Net Changes	Fidelity Mid Cap	Fidelity Value	Fidelity Value Strategies	Fidelity Value Leaders
Operations
Investment income (loss) – net	(49)	—	—	—
Net realized gains (losses) on investments	1,849	(2)	(9)	(1)
Net change in unrealized appreciation or depreciation of investments	(7,077)	(40)	(211)	(57)

Net increase (decrease) in net assets resulting from operations	(5,277)	(42)	(220)	(58)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	3,428	33	144	41

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(1,858)	(18)	(198)	(1)

Increase (decrease) in net assets from policy transactions	1,570	15	(54)	40

Increase (decrease) in net assets	(3,707)	(27)	(274)	(18)

Net assets at the beginning of year	12,171	82	487	99

Net assets at the end of year	8,464	55	213	81

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Net Changes	AIM Dynamics	AIM Global Health Care	AIM Technology
Operations
Investment income (loss) – net	(1)	(3)	(2)
Net realized gains (losses) on investments	1	101	—
Net change in unrealized appreciation or depreciation of investments	(82)	(219)	(157)

Net increase (decrease) in net assets resulting from operations	(82)	(121)	(159)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	30	100	78

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—
Investrac Advantage Variable Universal Life	—	—	—
Survivor Variable Universal Life	—	—	—
WealthQuest III Variable Universal Life	(12)	15	(19)

Increase (decrease) in net assets from policy transactions	18	115	59

Increase (decrease) in net assets	(64)	(6)	(100)

Net assets at the beginning of year	155	391	318

Net assets at the end of year	91	385	218

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
AIM Variable Insurance Funds
Net Changes	AIM Global Real Estate	AIM Utilities	AIM Financial Services	AIM Small Cap Equity
Operations
Investment income (loss) – net	92	50	1	(1)
Net realized gains (losses) on investments	127	240	(30)	(1)
Net change in unrealized appreciation or depreciation of investments	(1,119)	(1,103)	(44)	(68)

Net increase (decrease) in net assets resulting from operations	(900)	(813)	(73)	(70)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	554	570	40	69

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	(355)	(127)	(16)	(19)

Increase (decrease) in net assets from policy transactions	199	443	24	50

Increase (decrease) in net assets	(701)	(370)	(49)	(20)

Net assets at the beginning of year	1,865	2,150	93	187

Net assets at the end of year	1,164	1,780	44	167

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
MFS Variable Insurance Trust – Initial Class Shares
Net Changes	MFS Growth	MFS Core Equity	MFS Research	MFS Investors Trust
Operations
Investment income (loss) – net	(3)	—	—	—
Net realized gains (losses) on investments	12	8	1	22
Net change in unrealized appreciation or depreciation of investments	(249)	(74)	(20)	(86)

Net increase (decrease) in net assets resulting from operations	(240)	(66)	(19)	(64)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	103	22	11	25

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	—	—	—	—
Investrac Advantage Variable Universal Life	—	—	—	—
Survivor Variable Universal Life	—	—	—	—
WealthQuest III Variable Universal Life	160	(33)	(10)	(38)

Increase (decrease) in net assets from policy transactions	263	(11)	1	(13)

Increase (decrease) in net assets	23	(77)	(18)	(77)

Net assets at the beginning of year	415	177	51	201

Net assets at the end of year	438	100	33	124
See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
T. Rowe Price
Net Changes	T. Rowe Price Equity Income	T. Rowe Price International Stock	T. Rowe Price Ltd Term Bond	T. Rowe Price Mid-Cap Growth
Operations
Investment income (loss) – net	113	42	17	(56)
Net realized gains (losses) on investments	276	83	(4)	357
Net change in unrealized appreciation or depreciation of investments	(3,578)	(2,043)	(9)	(2,777)

Net increase (decrease) in net assets resulting from operations	(3,189)	(1,918)	4	(2,476)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	42	23	—	28
Investrac Advantage Variable Universal Life	202	92	—	309
Survivor Variable Universal Life	23	23	—	34
WealthQuest III Variable Universal Life	1,457	622	94	208

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(73)	(91)	—	(50)
Investrac Advantage Variable Universal Life	(172)	(6)	—	(469)
Survivor Variable Universal Life	(1)	(59)	—	(19)
WealthQuest III Variable Universal Life	(962)	(18)	(73)	(180)

Increase (decrease) in net assets from policy transactions	516	586	21	(139)

Increase (decrease) in net assets	(2,673)	(1,332)	25	(2,615)

Net assets at the beginning of year	8,400	3,479	469	6,172

Net assets at the end of year	5,727	2,147	494	3,557

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Growth	AN Equity Income	AN Balanced	AN Money Market
Operations
Investment income (loss) – net	27	153	56	8
Net realized gains (losses) on investments	(135)	(24)	(16)	—
Net change in unrealized appreciation or depreciation of investments	(3,998)	(2,417)	(871)	—

Net increase (decrease) in net assets resulting from operations	(4,106)	(2,288)	(831)	8

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	745	282	100	87
Investrac Advantage Variable Universal Life	1,409	256	143	516
Survivor Variable Universal Life	8	2	2	15
WealthQuest III Variable Universal Life	386	368	221	1,922

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(803)	(451)	(159)	(19)
Investrac Advantage Variable Universal Life	(731)	(461)	(128)	144
Survivor Variable Universal Life	—	(10)	(2)	(11)
WealthQuest III Variable Universal Life	(121)	(257)	(191)	(550)

Increase (decrease) in net assets from policy transactions	893	(271)	(14)	2,104

Increase (decrease) in net assets	(3,213)	(2,559)	(845)	2,112

Net assets at the beginning of year	11,125	7,615	3,519	1,561

Net assets at the end of year	7,912	5,056	2,674	3,673

See accompanying notes to Separate Account financial statements. (continued)

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT STATEMENT OF CHANGES IN NET ASSETS YEAR ENDED DECEMBER 31, 2008 (AMOUNTS IN THOUSANDS)
SEGREGATED SUBACCOUNTS
American National Investment Accounts, Inc.
Net Changes	AN Government Bond	AN High Yield Bond	AN Small-Cap/ Mid-Cap	AN International Stock
Operations
Investment income (loss) – net	28	10	(18)	1
Net realized gains (losses) on investments	13	(66)	(456)	(44)
Net change in unrealized appreciation or depreciation of investments	—	—	—	—

Net increase (decrease) in net assets resulting from operations	41	(56)	(474)	(43)

Policy transactions
Policy purchase payments:
Investrac Gold Variable Universal Life	19	2	18	1
Investrac Advantage Variable Universal Life	27	5	146	7
Survivor Variable Universal Life	4	—	1	—
WealthQuest III Variable Universal Life	141	33	76	32

Policy terminations, withdrawal payments and charges:
Investrac Gold Variable Universal Life	(66)	(7)	(232)	(6)
Investrac Advantage Variable Universal Life	(242)	(39)	(1,405)	(58)
Survivor Variable Universal Life	(80)	—	(10)	—
WealthQuest III Variable Universal Life	(706)	(200)	(446)	(103)

Increase (decrease) in net assets from policy transactions	(903)	(206)	(1,852)	(127)

Increase (decrease) in net assets	(862)	(262)	(2,326)	(170)

Net assets at the beginning of year	862	262	2,326	170

Net assets at the end of year	—	—	—	—

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
December 31, 2009

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General…American National Variable Annuity Separate Account (Separate Account) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (the Sponsor). The Separate Account began operations on February 20, 1991. The assets of the Separate Account are segregated from the Sponsor’s other assets and are used only to support variable annuity products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subaccounts for the various variable annuity products. There are currently 61 subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: The Alger Portfolios, American National Investment Accounts, Inc., Federated Insurance Series, Fidelity Variable Insurance Products, AIM Variable Insurance Funds, MFS Variable Insurance Trust, T. Rowe Price Fixed Income Series, Inc., T. Rowe Price Equity Series, Inc., and T. Rowe Price International Series, Inc.  The American National Investment Accounts, Inc. funds were organized and are managed for a fee by Securities Management & Research, Inc. (SM&R) which is a wholly-owned subsidiary of the Sponsor.

Basis of Presentation…The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles.

Investments…Investments in shares of the separate investment portfolios are stated at fair value.  In accordance with the definitions provided under GAAP, the determination of fair value is based on a three-tier hierarchy as follows:

•	Level 1 fair values are determined through unadjusted quoted prices from active markets for identical assets.

•	Level 2 fair values are determined through quoted prices for similar assets that are observable from market data or can be corroborated through observed market data.

•	Level 3 fair values are determined through valuation techniques that use inputs that are both unobservable and significant to the overall market price.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition.  The net asset value for each share is equal to the quoted market price.

Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the basis of identified cost.  Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes…The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders’ are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

Use of Estimates…The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period.  Operating results in the future could vary from the amounts derived from management’s estimates.

Risks and Uncertainties…Recent market conditions have resulted in an unusually high degree of volatility and increased the risks and short term liquidity associated with certain investments held by the Separate Account which could impact the value of investments after the date of these financial statements.

It is reasonably possible that subsequent changes in fair value of investments may vary materially in the near term.

(2)SECURITY PURCHASES AND SALES

For the period ended December 31, 2009, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual fund portfolios were as follows (in thousands):
                                                                                  Purchases                Sales
Alger Small Cap Growth	$ 148	86
Alger Large Cap Growth	143	87
Alger Growth & Income	72	32
Alger Balanced	136	68
Alger Mid Cap Growth	262	82
Alger Capital Appreciation	286	181
Federated Capital Income	34	17
Federated U.S. Gov’t Securities	96	167
Federated High Income Bond-Prim. Sh.	265	81
Federated Mid Cap Growth Strategies	42	19
Federated Equity Income	33	30
Federated Quality Bond-Prim. Sh.	153	71
Federated Kaufmann-Prim. Sh.	23	19
Fidelity Growth & Income	56	97
Fidelity Equity Income	239	330
Fidelity Growth	450	766
Fidelity High Income	217	98
Fidelity Money Market	343	534
Fidelity Overseas	168	355
Fidelity Investment Grade Bond	297	278
Fidelity Asset Manager	69	132
Fidelity Index 500	1,125	1,240
Fidelity Contrafund	620	1,116
Fidelity Asset Manager Growth	80	107
Fidelity Balanced	68	50
Fidelity Growth Opportunities	163	176
Fidelity Mid Cap	693	1,402
Fidelity Aggressive Growth II	151	58
Fidelity Equity Income II	118	5
Fidelity Contrafund II	918	253
Fidelity Index 500 II	720	203
Fidelity Investment Grade Bond II	118	12
Fidelity Growth & Income II	43	13
Fidelity Growth Opportunities II	104	43
Fidelity Mid Cap II	1,366	500
Fidelity Value II	29	22
Fidelity Value Strategies II	102	32
Fidelity Value Leaders II	29	10
AIM Dynamics	15	5
AIM Global Health Care	72	78
AIM Technology	222	16
AIM Global Real Estate	216	145
AIM Utilities	334	304
AIM Financial Services	16	10
AIM Small Cap Equity	53	22
MFS Growth	48	64
MFS Core Equity	24	10
MFS Research	9	7
MFS Investors Trust	32	14
T. Rowe Price Equity Income	943	658
T. Rowe Price International Stock	811	222
T. Rowe Price Limited–Term Bond	140	113
T. Rowe Price Mid-Cap Growth	266	492
AN Growth	593	606
AN Equity Income	491	540
AN Balanced	274	279
AN Money Market	907	1,199

(3)POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges... The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders’ held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life 0.90%
Investrac Advantage Variable Universal Life 1.25%
Survivorship Advantage Variable Universal Life 0.90%
Wealthquest III Variable Universal Life 0.70%

Monthly Administrative Charges… A Monthly charge to the accumulated value will be deducted equal to a monthly cost of insurance, including additional charges for riders if applicable.Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life $2.50
Investrac Advantage Variable Universal Life $7.50
Survivorship Advantage Variable Universal Life $5.00
Wealthquest III Variable Universal Life $7.50

Surrender Charge... A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge... After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $10 transfer charge is imposed.

Premium Charge... Premium loads vary by product as follows:
Investrac Gold Variable Universal Life - a 4% sales charge plus a $2.00 transaction charge plus applicable premium tax up to 4%.
Investrac Advantage Variable Universal Life - no sales charges or loads
Survivorship Advantage Variable Universal Life - up to a 3% sales charge
Wealthquest III Variable Universal Life - up to a 6% sales charge

(4)FINANCIAL HIGHLIGHTS

American National Insurance Company sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see preceding note).Differences in fee structures result in a variety of expense ratios and total returns.

The following table was developed by determining which products offered by the Company have the lowest and highest total return (all ratios are percentages):

At December 31				For the year ended December 31,
Units		Unit FairValue	Net Assets	Investment1	Expense Ratio2	Total Return3
(000s)		Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Small Cap Growth:
2009	975	1.50	1,466	—	0.70	44.49
2008	907	1.04	944	1.48	0.70	-46.98
2007	842	1.96	1,652	—	0.70	16.42
2006	619	1.68	1,043	—	0.70	19.18
2005	303	1.41	428	—	0.70	16.07
2004	212	1.22	258	—	0.70	15.76
Alger Large Cap Growth :
2009	1,313	1.05	1,383	0.63	0.70	46.54
2008	1,242	0.72	892	0.23	0.70	-46.53
2007	1,100	1.34	1,478	0.34	0.70	19.10
2006	1,010	1.13	1,140	0.12	0.70	4.42
2005	867	1.08	937	0.19	0.70	11.25
2004	572	0.97	555	—	0.70	4.76
Alger Growth & Income:
2008	629	0.93	585	2.32	0.70	31.25
2008	588	0.71	417	2.09	0.70	-39.89
2007	548	1.18	647	0.78	0.70	9.36
2006	490	1.08	529	1.23	0.70	8.55
2005	403	0.99	401	0.93	0.70	2.72
2004	273	0.97	264	0.48	0.70	7.09
Alger Balanced:
2009	871	1.19	1,035	3.08	0.70	28.35
2008	827	0.93	766	15.22	0.70	-32.24
2007	786	1.37	1,074	7.79	0.70	11.58
2006	738	1.22	904	6.14	0.70	4.00
2005	584	1.18	688	1.58	0.70	7.67
2004	465	1.09	509	1.38	0.70	3.83
Alger MidCap Growth:
2009	1,652	1.17	1,937	—	0.70	50.65
2008	1,433	0.78	1,115	34.30	0.70	-58.65
2007	1,164	1.88	2,190	12.49	0.70	30.64
2006	1,001	1.44	1,442	13.28	0.70	9.38
2005	854	1.32	1,125	3.60	0.70	9.06
2004	634	1.21	765	—	0.70	12.25
Alger Capital Appreciation:
2009	1,548	1.43	2210	—	0.70	50.05
2008	1,444	0.95	1,374	—	0.70	-45.52
2007	1,204	1.75	2,102	—	0.70	32.60
2006	746	1.32	982	—	0.70	18.44
2005	568	1.11	632	—	0.70	13.65
2004	531	0.98	520	—	0.70	7.43

At December 31		For the year ended December 31,
Units	Unit FairValue	Net Assets	Investment1	Expense Ratio2	Total Return3
(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest

Federated Capital Income:
2009	61	1.18	72	5.21	0.70	27.38
2008	47	0.92	43	5.85	0.70	-20.94
2007	44	1.17	51	5.13	0.70	3.31
2006	45	1.13	50	5.12	0.70	14.84
2005	34	0.98	33	3.23	0.70	5.54
2004	31	0.93	29	3.86	0.70	9.15
Federated U.S. Gov’t Securities:
2009	166	1.19	197	5.82	0.70	4.48
2008	236	1.14	268	1.66	0.70	3.55
2007	34	1.10	38	2.17	0.70	5.54
2006	11	1.04	12	0.17	0.70	3.42
20054	—	1.01	—	—	0.70	0.68
Federated High Income Bond-Prim. Sh.:
2009	291	1.68	489	10.26	0.70	51.78
2008	177	1.11	196	10.79	0.70	-26.51
2007	172	1.51	259	6.47	0.70	2.70
2006	127	1.47	186	7.83	0.70	10.04
2005	107	1.33	142	7.42	0.70	1.94
2004	95	1.31	124	6.73	0.70	9.69
Federated Mid Cap Growth Strategies:
2009	214	1.20	256	—	0.70	29.70
2008	188	0.92	174	27.93	0.70	-43.89
2007	171	1.64	281	—	0.70	17.19
2006	145	1.40	203	—	0.70	7.48
2005	137	1.30	178	—	0.70	11.42
2004	83	1.17	97	—	0.70	14.62
Federated Equity Income:
2009	143	1.13	162	4.28	0.70	14.45
2008	147	0.99	145	3.77	0.70	-30.94
2007	140	1.43	200	2.72	0.70	1.34
2006	128	1.42	181	2.03	0.70	22.28
2005	111	1.16	128	1.70	0.70	2.61
2004	95	1.13	107	1.60	0.70	12.05
Federated Quality Bond-Prim. Sh.:
2009	111	1.20	133	5.75	0.70	19.60
2008	33	1.01	34	12.35	0.70	-7.94
2007	9	1.09	10	4.31	0.70	4.65
2006	8	1.04	8	1.57	0.70	3.43
20054	2	1.01	2	—	0.70	0.96
Federated Kaufmann-Prim. Sh.:
2009	64	1.23	79	—	0.70	28.59
2008	59	0.95	56	13.54	0.70	-42.20
2007	47	1.65	77	4.56	0.70	20.19
2006	36	1.37	49	0.04	0.70	14.08
20054	—	1.20	—	—	0.70	20.23
Fidelity Growth & Income:
2009	721	0.92 to 15.37	767	1.06	0.90 to 1.25	25.62 to 26.07
2008	768	0.73 to 12.19	647	12.62	0.90 to 1.25	-42.43 to -42.23
2007	778	1.26 to 21.10	1,137	5.75	0.90 to 1.25	10.72 to 11.12
2006	757	1.13 to 1.34	1,007	3.41	0.90 to 1.25	11.81 to 12.17
2005	821	1.01 to 1.20	968	1.41	0.90 to 1.25	6.38 to 6.67
2004	824	0.95 to 1.13	915	0.83	0.90 to 1.25	4.48 to 4.85

At December 31		For the year ended December 31,
Units	Unit FairValue	Net Assets	Investment1	Expense Ratio2	Total Return3
(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Fidelity Equity Income:
2009	2,216	1.31 to 28.18	4,200	2.20	0.90 to 1.25	28.59 to 29.04
2008	2,311	1.02 to 21.84	3,393	2.61	0.90 to 1.25	-43.37 to -43.17
2007	2,580	1.80 to 38.43	6,661	10.37	0.90 to 1.25	0.26 to 0.63
2006	2,573	1.79 to 38.19	6,551	15.11	0.90 to 1.25	18.71 to 19.12
2005	2,521	1.51 to 32.06	5,498	5.16	0.90 to 1.25	4.55 to 4.92
2004	2,629	1.44 to 30.56	5,501	1.45	0.90 to 1.25	10.14 to 10.53
Fidelity Growth:
009	7,624	1.08 to 34.36	10,441	0.52	0.90 to 1.25	26.69 to 27.14
2008	7,855	0.85 to 27.01	8,470	0.85	0.90 to 1.25	-47.83 to -47.64
2007	8,306	1.64 to 51.59	17,187	0.91	0.90 to 1.25	25.39 to 25.82
2006	8,742	1.31 to 41.00	14,413	0.38	0.90 to 1.25	5.52 to 5.90
2005	9,131	1.24 to 38.72	14,340	0.48	0.90 to 1.25	4.49 to 4.90
2004	9,386	1.19 to 36.93	14,118	0.25	0.90 to 1.25	2.09 to 2.45
Fidelity High Income:
2009	596	1.18 to 12.94	839	8.74	0.90 to 1.25	42.17 to 42.67
2008	527	0.83 to 9.06	530	9.36	0.90 to 1.25	-25.92 to -25.66
2007	548	1.12 to 12.19	748	8.28	0.90 to 1.25	1.50 to 1.86
2006	561	1.10 to 1.60	762	7.79	0.90 to 1.25	9.86 to 10.33
2005	567	1.01 to 1.45	704	14.32	0.90 to 1.25	1.43 to 1.78
2004	618	0.99 to 1.43	756	8.11	0.90 to 1.25	8.23 to 8.61

Fidelity Money Market:
2009	750	1.20 to 1.60	996	0.81	0.90 to 1.25	-0.53 to -0.18
2008	896	1.20 to 1.60	1,187	2.92	0.90 to 1.25	1.74 to 2.10
2007	490	1.18 to 1.58	659	5.03	0.90 to 1.25	3.90 to 4.26
2006	593	1.13 to 1.51	739	5.21	0.90 to 1.25	3.55 to 3.91
2005	507	1.09 to 1.46	613	3.02	0.90 to 1.25	1.77 to 2.12
2004	588	1.07 to 1.43	716	1.18	0.90 to 1.25	-0.05 to 0.30
Fidelity Overseas:
2009	1,440	1.35 to 24.34	2,232	2.32	0.90 to 1.25	24.96 to 25.40
2008	1,595	1.08 to 19.41	1,976	15.68	0.90 to 1.25	-44.51 to -44.31
2007	1,638	1.94 to 34.85	3,627	9.47	0.90 to 1.25	15.85 to 16.28
2006	1,448	1.68 to 29.98	2,820	1.39	0.90 to 1.25	16.64 to 17.03
2005	1,410	1.44 to 25.62	2,379	1.05	0.90 to 1.25	18.02 to 18.47
2004	1,367	1.22 to 21.71	1,985	1.10	0.90 to 1.25	12.22 to 12.62
Fidelity Investment Grade Bond:
2009	427	1.61 to 20.23	805	9.32	0.90 to 1.25	14.29 to 14.69
2008	358	1.41 to 17.65	735	3.70	0.90 to 1.25	-4.45 to -4.12
2007	281	1.48 to 18.41	560	3.98	0.90 to 1.25	3.04 to 3.41
2006	288	1.43 to 17.80	485	4.36	0.90 to 1.25	3.06 to 3.42
2005	338	1.39 to 17.21	537	6.06	0.90 to 1.25	0.92 to 1.28
2004	312	1.38 to 16.99	495	6.75	0.90 to 1.25	3.15 to 3.52
Fidelity Asset Manager:
2009	815	1.33 to 2.06	1,414	2.51	0.90 to 1.25	27.51 to 27.96
2008	865	1.04 to 1.61	1,178	13.37	0.90 to 1.25	-29.61 to -29.36
2007	889	1.48 to 2.28	1,745	8.80	0.90 to 1.25	14.06 to 14.46
2006	918	1.29 to 1.99	1,568	2.64	0.90 to 1.25	5.99 to 6.36
2005	1,021	1.22 to 1.87	1,636	2.63	0.90 to 1.25	2.75 to 3.11
2004	1,031	1.19 to 1.81	1,603	2.63	0.90 to 1.25	4.15 to 4.52
Fidelity Index 500:
2009	9,997	1.18 to 151.82	15,677	4.51	0.90 to 1.25	25.03 to 25.47
2008	10,514	0.94 to 121.01	13,073	3.35	0.90 to 1.25	-37.78 to -37.56
2007	11,175	1.51 to 193.82	22,322	3.66	0.90 to 1.25	4.12 to 4.49
2006	11,543	1.45 to 185.49	22,277	1.64	0.90 to 1.25	14.31 to 14.70
2005	11,806	1.27 to 161.72	19,960	1.71	0.90 to 1.25	3.52 to 3.88
2004	11,884	1.23 to 155.67	19,441	1.23	0.90 to 1.25	9.24 to 9.62

At December 31		For the year ended December 31,
Units	Unit FairValue	Net Assets	Investment1	Expense Ratio2	Total Return3
(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest

Fidelity Contrafund:
2009	4,880	1.88 to 35.16	10,858	1.38	0.90 to 1.25	34.02 to 34.49
2008	5,087	1.40 to 26.14	8,556	4.03	0.90 to 1.25	-43.23 to -43.03
2007	5,296	2.47 to 45.89	15,678	26.39	0.90 to 1.25	16.12 to 16.53
2006	5,473	2.12 to 39.38	13,866	9.66	0.90 to 1.25	10.34 to 10.72
2005	5,412	1.92 to 35.57	12,470	0.28	0.90 to 1.25	15.50 to 15.89
2004	4,967	1.67 to 30.69	9,860	0.31	0.90 to 1.25	14.04 to 14.44
Fidelity Asset Manager Growth:
2009	681	1.22 to 16.94	969	1.73	0.90 to 1.25	31.26 to 31.72
2008	706	0.94 to 12.87	768	2.00	0.90 to 1.25	-36.61 to -36.39
2007	808	1.48 to 20.23	1,377	4.21	0.90 to 1.25	17.48 to 17.90
2006	870	1.26 to 17.16	1,270	2.13	0.90 to 1.25	5.67 to 6.03
2005	1,057	1.19 to 16.18	1,429	2.28	0.90 to 1.25	2.60 to 2.96
2004	1,053	1.16 to 15.72	1,396	2.22	0.90 to 1.25	4.66 to 5.03
Fidelity Balanced:
2009	548	1.17 to 18.40	700	2.20	0.90 to 1.25	36.88 to 37.36
2008	541	0.84 to 13.39	505	5.71	0.90 to 1.25	-34.78 to -34.55
2007	597	1.28 to 20.46	841	6.99	0.90 to 1.25	7.68 to 8.06
2006	553	1.18 to 18.94	718	5.10	0.90 to 1.25	10.33 to 10.71
2005	535	1.07 to 17.11	624	2.46	0.90 to 1.25	4.45 to 4.82
2004	525	1.02 to 16.32	605	1.94	0.90 to 1.25	4.16 to 4.52

Fidelity Growth Opportunities:
2009	2,379	0.64 to 15.15	1,960	0.48	0.90 to 1.25	44.04 to 44.55
2008	2,396	0.45 to 10.48	1,362	0.46	0.90 to 1.25	-55.58 to -55.42
2007	2,270	1.01 to 23.51	2,887	—	0.90 to 1.25	21.64 to 22.07
2006	2,080	0.82 to 19.26	2,174	0.68	0.90 to 1.25	4.15 to 4.52
2005	2,204	0.79 to 18.43	2,213	0.86	0.90 to 1.25	7.54 to 7.92
2004	2,194	0.73 to 17.08	2,035	0.51	0.90 to 1.25	5.86 to 6.23
Fidelity Mid Cap:
2009	4,189	3.09 to 36.67	13,421	1.18	0.90 to 1.25	38.35 to 38.83
2008	4,454	2.24 to 26.41	10,310	18.18	0.90 to 1.25	-40.20 to -39.99
2007	4,723	3.74 to 44.02	18,212	10.09	0.90 to 1.25	14.18 to 14.59
2006	5,160	3.27 to 38.41	17,439	12.12	0.90 to 1.25	11.30 to 11.70
2005	5,305	2.94 to 34.39	16,144	1.52	0.90 to 1.25	16.84 to 17.25
2004	4,922	2.52 to 29.33	12,733	—	0.90 to 1.25	23.36 to 23.80
Fidelity Aggressive Growth II:
2009	1,045	0.99	1,039	—	0.70	38.36
2008	921	0.72	662	0.20	0.70	-49.26
2007	867	1.42	1,228	10.18	0.70	16.50
2006	764	1.22	929	5.05	0.70	7.54
2005	713	1.13	807	3.38	0.70	6.99
2004	547	1.06	578	—	0.70	9.19
Fidelity Equity Income II:
2009	420	0.96	405	2.32	0.70	28.98
2008	283	0.75	211	3.07	0.70	-43.21
2007	197	1.32	259	13.18	0.70	0.56
2006	98	1.31	128	15.59	0.70	19.10
20054	11	1.10	12	—	0.70	9.83

Fidelity Contrafund II:
2009	4,791	1.50	7,204	1.23	0.70	34.52
2008	4,253	1.12	4,754	3.80	0.70	-43.09
2007	3,520	1.96	6,915	28.59	0.70	16.48
2006	2,965	1.69	5,001	10.50	0.70	10.66
2005	2,118	1.52	3,227	0.10	0.70	15.83
2004	1,296	1.32	1,705	0.16	0.70	14.35

At December 31		For the year ended December 31,
Units	Unit FairValue	Net Assets	Investment1	Expense Ratio2	Total Return3

Fidelity Index 500 II:
2009	4,775	1.06	5,054	4.29	0.70	25.42
2008	4,351	0.84	3,672	3.26	0.70	-37.60
2007	4,054	1.35	5,482	3.29	0.70	4.44
2006	3,572	1.29	4,625	1.36	0.70	14.64
2005	3,028	1.13	3,420	1.37	0.70	3.82
2004	2,286	1.09	2,488	0.96	0.70	9.57
Fidelity Investment Grade Bond II:
2009	221	1.18	261	8.38	0.70	14.66
2008	140	1.03	145	2.76	0.70	-4.14
2007	66	1.08	71	3.38	0.70	3.35
2006	47	1.04	49	2.43	0.70	3.41
20054	23	1.01	23	—	0.70	0.90
Fidelity Growth & Income II:
2009	219	1.01	221	0.90	0.70	26.13
2008	184	0.80	147	12.86	0.70	-42.30
2007	134	1.39	187	4.40	0.70	11.07
2006	79	1.25	99	—	0.70	12.07
20054	6	1.12	7	—	0.70	11.59
Fidelity Growth Opportunities II:
2009	761	0.95	724	0.25	0.70	44.45
2008	674	0.66	444	0.15	0.70	-55.45
2007	600	1.48	887	—	0.70	22.04
2006	518	1.21	627	0.40	0.70	4.39
2005	429	1.16	498	0.53	0.70	7.92
2004	309	1.08	332	0.26	0.70	6.14

Fidelity Mid Cap II:
2009	6,503	1.97	12,830	1.02	0.70	38.78
2008	5,954	1.41	8,464	17.05	0.70	-40.03
2007	5,134	2.37	12,171	8.81	0.70	14.53
2006	4,305	2.07	8,911	10.45	0.70	11.62
2005	3,153	1.85	5,846	1.24	0.70	17.25
2004	1,927	1.58	3,048	—	0.70	23.78
Fidelity Value II:
2009	91	0.96	87	0.69	0.70	41.12
2008	82	0.67	55	4.18	0.70	-46.98
2007	65	1.27	82	10.20	0.70	1.15
2006	52	1.25	65	0.75	0.70	13.61
20054	52	1.10	58	0.61	0.70	10.12
Fidelity Value Strategies II:
2009	393	1.07	421	0.39	0.70	56.06
2008	310	0.69	213	23.62	0.70	-51.63
2007	343	1.42	487	2.03	0.70	4.70
2006	25	1.35	33	10.37	0.70	15.20
20054	12	1.18	14	—	0.70	17.56
Fidelity Value Leaders II:
2009	134	0.93	124	1.62	0.70	26.81
2008	110	0.73	81	1.84	0.70	-45.16
2007	75	1.33	99	11.79	0.70	3.49
2006	51	1.29	66	3.16	0.70	14.07
20054	20	1.13	23	0.84	0.70	12.90

At December 31		For the year ended December 31,
Units	Unit FairValue	Net Assets	Investment1	Expense Ratio2	Total Return3
(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest

AIM Dynamics:
2009	131	1.09	142	—	0.70	41.45
2008	118	0.77	91	—	0.70	-48.44
2007	103	1.50	155	—	0.70	11.40
2006	85	1.34	114	—	0.70	15.31
2005	71	1.16	83	—	0.70	9.95
2004	56	1.06	59	—	0.70	12.55
AIM Global Health Care:
2009	414	1.16	481	0.35	0.70	26.78
2008	420	0.92	385	25.65	0.70	-29.12
2007	303	1.29	391	—	0.70	11.07
2006	289	1.16	337	—	0.70	4.50
2005	249	1.11	277	—	0.70	7.39
2004	227	1.04	235	—	0.70	6.82
AIM Technology:
2009	701	0.83	580	—	0.70	56.30
2008	412	0.53	218	—	0.70	-45.03
2007	332	0.96	318	—	0.70	6.95
2006	292	0.90	262	—	0.70	9.71
2005	262	0.82	215	—	0.70	1.46
2004	212	0.81	171	—	0.70	3.90
AIM Global Real Estate:
2009	756	2.17	1,640	—	0.70	30.61
2008	701	1.66	1,164	17.23	0.70	-44.89
2007	618	3.02	1,865	20.82	0.70	-6.20
2006	590	3.22	1,901	5.73	0.70	41.61
2005	352	2.27	800	4.79	0.70	13.44
2004	202	2.00	404	2.90	0.70	35.63
AIM Utilities:
2009	1,422	1.37	1,952	5.90	0.70	14.13
2008	1,479	1.20	1,780	15.31	0.70	-32.83
2007	1,200	1.79	2,150	8.23	0.70	19.80
2006	808	1.49	1,208	6.35	0.70	24.59
2005	565	1.20	678	3.69	0.70	16.02
2004	123	1.03	127	2.06	0.70	22.69

AIM Financial Services:
2009	111	0.57	63	3.30	0.70	26.54
2008	98	0.45	44	12.30	0.70	-59.73
2007	83	1.12	93	9.60	0.70	-22.76
2006	71	1.45	103	1.84	0.70	15.63
2005	54	1.25	67	1.43	0.70	5.17
2004	46	1.19	55	0.85	0.70	7.92
AIM Small Cap Equity:
2009	215	1.10	237	0.18	0.70	20.44
2008	182	0.92	167	0.39	0.70	-31.79
20075	140	1.34	187	5.75	0.70	34.21
MFS Growth:
2009	498	1.17	581	0.30	0.70	36.72
2008	512	0.85	438	0.28	0.70	-37.86
2007	302	1.37	415	—	0.70	20.32
2006	280	1.14	320	—	0.70	7.14
2005	232	1.07	248	—	0.70	8.43
2004	185	0.98	182	—	0.70	12.17

At December 31		For the year ended December 31,
Units	Unit FairValue	Net Assets	Investment1	Expense Ratio2	Total Return3
(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest

MFS Core Equity:
2009	147	0.99	146	1.51	0.70	31.51
2008	132	0.76	100	0.76	0.70	-39.58
2007	141	1.25	177	0.34	0.70	10.37
2006	126	1.14	143	0.73	0.70	13.01
2005	121	1.01	122	0.76	0.70	0.98
2004	106	1.00	106	0.35	0.70	11.68
MFS Research:
2009	38	1.16	44	1.32	0.70	29.63
2008	36	0.91	33	0.54	0.70	-36.53
2007	36	1.43	51	0.63	0.70	12.41
2006	28	1.27	36	0.48	0.70	9.71
2005	22	1.16	26	0.44	0.70	7.05
2004	18	1.08	19	0.96	0.70	15.04
MFS Investors Trust:
2009	152	1.16	177	1.42	0.70	26.01
2008	135	0.92	124	8.33	0.70	-33.55
2007	145	1.39	201	1.42	0.70	9.53
2006	139	1.27	176	0.47	0.70	12.21
2005	126	1.13	142	0.75	0.70	6.56
2004	119	1.06	126	0.70	0.70	10.58
T. Rowe Price Equity Income:
2009	5,839	1.21 to 23.61	7,415	1.89	0.70 to 1.25	24.04 to 24.73
2008	5,571	0.97 to 18.97	5,727	5.66	0.70 to 1.25	-36.91 to -36.56
2007	5,171	1.53 to 29.96	8,400	8.28	0.70 to 1.25	1.97 to 2.54
2006	4,309	1.49 to 29.27	6,937	4.53	0.70 to 1.25	17.50 to 18.14
2005	3,619	1.27 to 24.83	4,926	6.80	0.70 to 1.25	2.63 to 3.20
2004	2,663	1.23 to 24.11	3,569	4.01	0.70 to 1.25	13.49 to 14.12
T. Rowe Price International Stock:
2009	2,965	1.09 to 15.86	3,866	2.85	0.70 to 1.25	50.50 to 51.33
2008	2,498	0.72 to 10.50	2,147	7.11	0.70 to 1.25	-49.34 to -49.06
2007	2,060	1.42 to 20.66	3,479	15.10	0.70 to 1.25	11.62 to 12.24
2006	1,465	1.27 to 18.44	2,230	1.94	0.70 to 1.25	17.62 to 18.27
2005	780	1.07 to 15.63	1,012	2.34	0.70 to 1.25	14.59 to 15.23
2004	503	0.93 to 13.59	538	1.18	0.70 to 1.25	12.36 to 12.98
T. Rowe Price Limited–Term Bond:
2009	415	1.31	543	3.53	0.70	7.59
2008	406	1.22	494	4.06	0.70	0.84
2007	389	1.21	469	4.30	0.70	4.74
2006	389	1.15	448	4.02	0.70	3.36
2005	352	1.11	392	3.68	0.70	0.95
2004	285	1.10	315	3.27	0.70	0.38

T. Rowe Price Mid-Cap Growth:
2009	2,104	1.64 to 27.14	4,900	0.12	0.70 to 1.25	43.84 to 44.63
2008	2,222	1.13 to 18.80	3,557	5.69	0.70 to 1.25	-40.51 to -40.18
2007	2,293	1.89 to 31.49	6,172	11.78	0.70 to 1.25	16.05 to 16.69
2006	2,216	1.62 to 27.04	5,151	12.70	0.70 to 1.25	5.29 to 5.90
2005	2,249	1.53 to 25.58	5,009	5.93	0.70 to 1.25	13.32 to 13.94
2004	2,143	1.34 to 22.50	4,249	—	0.70 to 1.25	16.87 to 17.51
AN Growth:
2009	8,018	0.92 to 2.06	9,664	0.94	0.70 to 1.25	21.94 to 22.62
2008	7,952	0.75 to 1.67	7,912	1.30	0.70 to 1.25	-37.93 to -37.59
2007	6,651	1.20 to 2.71	11,125	2.82	0.70 to 1.25	4.05 to 4.63
2006	6,935	1.15 to 2.59	11,154	5.05	0.70 to 1.25	11.69 to 12.31
2005	6,970	1.02 to 2.31	10,119	1.16	0.70 to 1.25	1.85 to 2.41
2004	6,873	1.00 to 2.26	9,873	1.22	0.70 to 1.25	6.12 to 6.49

At December 31		For the year ended December 31,
Units	Unit FairValue	Net Assets	Investment1	Expense Ratio2	Total Return3
(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest

AN Equity Income:
2009	3,548	1.06 to 2.95	5,670	2.74	0.70 to 1.25	14.82 to 15.46
2008	3,567	0.92 to 2.56	5,056	4.57	0.70 to 1.25	-30.71 to -30.32
2007	3,672	1.32 to 3.68	7,615	5.52	0.70 to 1.25	-0.61 to -0.06
2006	3,640	1.32 to 3.69	7,817	10.83	0.70 to 1.25	16.84 to 17.48
2005	3,444	1.12 to 3.14	6,569	3.97	0.70 to 1.25	1.01 to 1.57
2004	3,331	1.11 to 3.10	6,485	1.80	0.70 to 1.25	7.95 to 8.55
AN Balanced:
2009	2,018	1.19 to 2.66	3,083	2.27	0.70 to 1.25	16.81 to 17.45
2008	2,038	1.01 to 2.27	2,674	2.77	0.70 to 1.25	-23.97 to -23.55
2007	2,020	1.33 to 2.98	3,519	2.77	0.70 to 1.25	3.51 to 4.08
2006	1,955	1.27 to 2.87	3,323	3.98	0.70 to 1.25	9.99 to 10.60
2005	1,944	1.15 to 2.60	3,025	3.99	0.70 to 1.25	-0.79 to -0.24
2004	1,780	1.16 to 2.61	2,857	3.22	0.70 to 1.25	4.71 to 5.29
AN Money Market:
2009	2,969	1.10 to 1.50	3,382	—	0.70 to 1.25	-1.24 to -.69
2008	3,197	1.11 to 1.52	3,673	0.95	0.70 to 1.25	0.24 to 0.80
2007	1,352	1.10 to 1.51	1,561	4.79	0.70 to 1.25	3.24 to 3.86
2006	993	1.06 to 1.46	1,109	4.44	0.70 to 1.25	3.13 to 3.64
2005	807	1.02 to 1.41	882	2.91	0.70 to 1.25	1.34 to 2.17
2004	815	1.00 to 1.38	853	0.77	0.70 to 1.25	-0.48 to 0.07
AN Government Bond:
2007	678	1.24 to 1.38	862	4.38	0.70 to 1.25	5.98 to 6.56
2006	625	1.16 to 1.27	742	4.07	0.70 to 1.25	2.04 to 2.60
2005	664	1.13 to 1.27	775	3.12	0.70 to 1.25	1.01 to 1.57
2004	692	1.11 to 1.25	800	2.77	0.70 to 1.25	0.46 to 1.02
AN High Yield Bond:
2007	209	1.25 to 1.36	262	6.33	0.70 to 1.25	0.15 to 0.70
2006	195	1.24 to 1.35	243	6.22	0.70 to 1.25	6.19 to 6.77
2005	186	1.16 to 1.27	217	5.63	0.70 to 1.25	-3.56 to -3.03
2004	175	1.20 to 1.31	210	6.70	0.70 to 1.25	10.22 to 10.83
AN Small-Cap/Mid-Cap:
2007	5,193	0.37 to 1.28	2,326	—	0.70 to 1.25	27.42 to 28.13
2006	6,204	0.29 to 1.00	2,142	—	0.70 to 1.25	13.24 to 14.02
2005	4,036	0.26 to 0.87	1,254	—	0.70 to 1.25	2.71 to 3.12
2004	3,753	0.25 to 0.85	1,112	—	0.70 to 1.25	6.97 to 7.58
AN International Stock:
2007	129	1.05 to 1.61	170	1.79	0.70 to 1.25	8.08 to 8.68
2006	133	0.97 to 1.49	154	2.09	0.70 to 1.25	18.24 to 18.89
2005	115	0.82 to 1.25	112	1.35	0.70 to 1.25	5.32 to 5.89
2004	98	0.78 to 1.18	90	1.01	0.70 to 1.25	13.10 to 13.73

1 These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
2 These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.
3 These amounts represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.
4 Period from May 1, 2005 (fund commencement) to December 31, 2005.
5 Period from April 30, 2007 (fund commencement) to December 31, 2007.

(5)UNIT CHANGES

The changes in units outstanding for the period ended December 31, 2009 were as follows:

	Alger Small Cap Gr	Alger Large Cap Gr	Alger Gr & Inc
Number of units, December 31, 2007	842,204	1,100,091	548,437
Units purchased	194,821	187,219	101,361
Units redeemed	129,752	45,494	61,996
Number of units, December 31, 2008	907,273	1,241,816	587,802
Units purchased	130,081	176,421	83,049
Units redeemed	62,040	105,113	41,688
Number of units, December 31, 2009	975,314	1,313,124	629,163

	Alger Balanced	Alger Mid Cap Gr	Alger Cap App
Number of units, December 31, 2007	786,291	1,163,885	1,203,686
Units purchased	107,209	357,859	441,020
Units redeemed	66,382	89,151	200,333
Number of units, December 31, 2008	827,118	1,432,593	1,444,373
Units purchased	109,514	303,285	262,420
Units redeemed	65,361	83,490	159,271
Number of units, December 31, 2009	871,271	1,652,388	1,547,522

	Fed Cap Inc	Fed US Gov't Sec	Fed High Inc Bond-Prim Sh
Number of units, December 31, 2007	43,954	34,147	172,210
Units purchased	16,428	206,596	33,777
Units redeemed	13,510	5,159	29,173
Number of units, December 31, 2008	46,872	235,584	176,814
Units purchased	30,697	71,937	170,186
Units redeemed	16,243	141,899	56,051
Number of units, December 31, 2009	61,326	165,622	290,949

	Fed Mid Cap Gr Str	Fed Equity Inc	Fed Quality Bond-Prim Sh
Number of units, December 31, 2007	171,291	139,638	9,251
Units purchased	43,442	19,168	69,597
Units redeemed	26,277	12,130	45,411
Number of units, December 31, 2008	188,456	146,676	33,437
Units purchased	42,225	28,785	137,929
Units redeemed	16,526	32,632	60,790
Number of units, December 31, 2009	214,155	142,829	110,576

	Fed Kaufman-Prim Sh	Fid Gr & Inc	Fid Equity Inc
Number of units, December 31, 2007	46,696	778,309	2,579,989
Units purchased	35,435	79,392	127,514
Units redeemed	22,900	89,516	396,101
Number of units, December 31, 2008	59,231	768,185	2,311,402
Units purchased	22,344	61,997	126,639
Units redeemed	17,273	109,172	221,627
Number of units, December 31, 2009	64,302	721,010	2,216,414

	Fid Growth	Fid High Inc	Fid MM
Number of units, December 31, 2007	8,305,917	548,189	489,871
Units purchased	349,738	40,473	520,101
Units redeemed	801,122	61,411	113,654
Number of units, December 31, 2008	7,854,533	527,251	896,318
Units purchased	402,928	159,938	267,970
Units redeemed	633,547	91,438	414,207
Number of units, December 31, 2009	7,623,914	595,751	750,081

	Fid Overseas	Fid Inv Grade Bond	Fid Asset Mgr
Number of units, December 31, 2007	1,638,261	281,431	888,788
Units purchased	159,708	119,327	85,941
Units redeemed	202,638	43,042	109,915
Number of units, December 31, 2008	1,595,331	357,716	864,814
Units purchased	100,091	149,891	28,914
Units redeemed	254,958	80,610	78,767
Number of units, December 31, 2009	1,440,464	426,997	814,961

	Fid Index 500	Fid Contrafund	Fid Asset Mgr Gr
Number of units, December 31, 2007	11,175,041	5,295,712	808,219
Units purchased	409,328	270,080	68,601
Units redeemed	1,070,729	478,430	170,794
Number of units, December 31, 2008	10,513,640	5,087,362	706,026
Units purchased	422,307	288,959	53,547
Units redeemed	938,883	496,160	78,313
Number of units, December 31, 2009	9,997,064	4,880,161	681,260

	Fid Balanced	Fid Gr Opp	Fid Mid Cap
Number of units, December 31, 2007	596,633	2,269,999	4,722,837
Units purchased	50,354	407,642	191,255
Units redeemed	105,622	281,801	460,506
Number of units, December 31, 2008	541,365	2,395,840	4,453,586
Units purchased	52,515	258,117	235,590
Units redeemed	46,286	275,396	499,976
Number of units, December 31, 2009	547,594	2,378,561	4,189,200

	Fid Aggr Gr II	Fid Equity Inc II	Fid Contrafund II
Number of units, December 31, 2007	866,710	196,880	3,520,412
Units purchased	164,062	97,588	822,370
Units redeemed	109,582	11,555	89,572
Number of units, December 31, 2008	921,190	282,913	4,253,210
Units purchased	191,994	143,628	723,971
Units redeemed	68,565	6,066	186,158
Number of units, December 31, 2009	1,044,619	420,475	4,791,023

	Fid Index 500 II	Fid Inv Grade Bond II	Fid Gr & Inc II
Number of units, December 31, 2007	4,053,776	66,121	134,381
Units purchased	598,540	83,390	61,464
Units redeemed	300,884	9,401	12,155
Number of units, December 31, 2008	4,351,432	140,110	183,690
Units purchased	636,867	90,619	49,825
Units redeemed	212,997	10,182	14,790
Number of units, December 31, 2009	4,775,302	220,547	218,725

	Fid Gr Opp II	Fid Mid Cap II	Fid Val Ser II
Number of units, December 31, 2007	600,192	5,134,343	64,773
Units purchased	142,434	1,019,117	30,132
Units redeemed	68,357	199,517	12,893
Number of units, December 31, 2008	674,269	5,953,943	82,012
Units purchased	144,582	826,735	37,735
Units redeemed	57,712	277,670	28,376
Number of units, December 31, 2009	761,139	6,503,008	91,371

	Fid Val Strat II	Fid Val Lead II	AIM Dynamics
Number of units, December 31, 2007	343,168	74,598	103,482
Units purchased	103,621	38,391	20,161
Units redeemed	136,810	2,505	5,586
Number of units, December 31, 2008	309,979	110,484	118,057
Units purchased	122,581	37,314	18,099
Units redeemed	39,615	13,790	5,629
Number of units, December 31, 2009	392,945	134,008	130,527

	AIM Glob Health Care	AIM Technology	AIM Glob RE
Number of units, December 31, 2007	302,876	331,672	617,521
Units purchased	135,833	120,274	149,914
Units redeemed	18,313	39,468	66,511
Number of units, December 31, 2008	420,396	412,478	700,924
Units purchased	75,141	310,772	133,409
Units redeemed	81,172	22,246	78,087
Number of units, December 31, 2009	414,365	701,004	756,246

	AIM Utilities	AIM Fin Serv	AIM Small Cap Eq
Number of units, December 31, 2007	1,200,420	83,176	139,534
Units purchased	374,768	72,408	48,334
Units redeemed	95,792	57,450	5,657
Number of units, December 31, 2008	1,479,396	98,134	182,211
Units purchased	192,837	33,035	56,793
Units redeemed	250,112	20,638	23,788
Number of units, December 31, 2009	1,422,121	110,531	215,216

	MFS Growth	MFS Core Equity	MFS Research
Number of units, December 31, 2007	301,658	141,023	35,700
Units purchased	247,452	13,876	7,196
Units redeemed	36,736	23,383	6,606
Number of units, December 31, 2008	512,374	131,516	36,290
Units purchased	52,774	27,774	8,462
Units redeemed	67,435	12,511	6,983
Number of units, December 31, 2009	497,713	146,779	37,769

	MFS Invest Tr	T. Rowe Eq Inc	T. Rowe Int'l St
Number of units, December 31, 2007	144,599	5,171,038	2,060,271
Units purchased	16,955	808,212	710,964
Units redeemed	26,924	408,471	272,845
Number of units, December 31, 2008	134,630	5,570,779	2,498,390
Units purchased	32,336	833,655	682,492
Units redeemed	15,121	565,896	216,360
Number of units, December 31, 2009	151,845	5,838,538	2,964,522

	T. Rowe Ltd Tm Bond	T Rowe Mid-Cap Gr	AN Growth
Number of units, December 31, 2007	389,124	2,293,166	6,650,861
Units purchased	83,562	199,575	1,866,549
Units redeemed	66,686	270,345	565,298
Number of units, December 31, 2008	406,000	2,222,396	7,952,112
Units purchased	97,269	152,454	618,902
Units redeemed	88,305	270,375	552,731
Number of units, December 31, 2009	414,964	2,104,475	8,018,283

	AN Equity Inc	AN Balanced	AN Money Mkt
Number of units, December 31, 2007	3,672,492	2,019,956	1,351,868
Units purchased	278,116	201,306	2,382,549
Units redeemed	383,741	183,226	537,696
Number of units, December 31, 2008	3,566,867	2,038,036	3,196,721
Units purchased	341,845	194,699	812,433
Units redeemed	360,460	214,269	1,039,901
Number of units, December 31, 2009	3,548,252	2,018,466	2,969,253

	AN Gov't Bond	AN High Yield Bond	AN Sm/Mid Cap
Number of units, December 31, 2007	677,907	209,074	5,193,356
Units purchased	550,553	23,179	756,414
Units redeemed	1,228,460	232,253	5,949,770
Number of units, December 31, 2008	—	—	—

	AN Int'l Stock
Number of units, December 31, 2007	128,883
Units purchased	25,744
Units redeemed	154,627
Number of units, December 31, 2008	—

American National Insurance Company

Financial Statements

Overview

We are a diversified insurance and financial services company. Chartered in 1905, we are headquartered in Galveston, Texas. We offer a broad spectrum of life, annuity, health, and property and casualty insurance products. We also offer mutual fund investments through our broker dealer subsidiary. We operate in all 50 states, the District of Columbia, Guam, American Samoa and Puerto Rico.

Segments

We manage our business through five business segments, which are comprised of four insurance segments: Life, Annuity, Health and Property and Casualty, and our Corporate and Other segment. The life, annuity, and health insurance segments are primarily operated through five domestic insurance companies. The property and casualty insurance segment is operated through eight domestic property and casualty insurance companies.

Insurance Segments

The insurance segments have revenues, which consist primarily of the following:

•	net premiums earned on individual term and whole life insurance, property and casualty insurance, credit insurance, health insurance and single premium immediate annuity products;

•	net investment income; and

•
insurance and investment product fees and other income, including surrender charges, mortality and expense risk charges, primarily from variable life and annuity, deferred annuities, and universal life insurance policies, management fees and commissions from other investment products, and other administrative charges.

The insurance segment expenses primarily consist of the following:

•	benefits provided to policyholders and contract holders and changes in reserves held for future benefits;

•	interest credited on account balances;

•
acquisition and operating expenses, including commissions, marketing expenses, policy and contract servicing costs, overhead and other general expenses that are not capitalized (shown net of deferrals);

•	amortization of deferred policy acquisition costs and other intangible assets; and

•	income taxes.

The insurance segments have liabilities for all of the insurance products sold through the segment. Each insurance segment also has an amount of surplus allocated to it sufficient to support the segment’s business activities. The insurance segments do not directly own any assets, but assets are allocated to the segments to support the liabilities and surplus of each segment. The mix of assets allocated to each of the insurance segments is modified as necessary to provide the right match of cash flows and earnings to properly support the characteristics of the insurance liabilities. We have utilized this methodology consistently over all periods presented.

Corporate & Other

The Corporate and Other segment directly owns all of the invested assets of the Company. As noted above, assets and surplus from the Corporate and Other segment are allocated to the insurance segments as necessary to support the liabilities of those segments. The investment income from the invested assets is also allocated to the insurance segments from the Corporate and Other segment in accordance with the amount of assets allocated to each segment. Earnings of the Corporate and Other segment are derived from our non-insurance businesses as well as earnings from those invested assets that do not support the insurance segments. All realized investment gains and losses are recorded in this segment.

Outlook

“The Outlook” sections contain many forward-looking statements, particularly relating to our future financial performance. These forward-looking statements are estimates based on information currently available to us, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, and are subject to the precautionary statements set forth in the introduction to MD&A above. Actual results are likely to differ materially from those forecast by us, depending on the outcome of various factors.

In recent years, our business has been and likely will continue to be, influenced by a number of industry-wide and segment or product specific trends and conditions. In our discussion below, we first outline the broad macro-economic or industry trends (General Trends) that we expect will have an impact on our overall business. Second, we discuss certain segment specific trends that we believe may impact either individual segments of our business or specific products within these segments.

General Trends

Challenging Financial and Economic Environment: The current financial crisis that began in mid-2007 is having adverse economic and financial market consequences around the world. In spite of government efforts, economic indicators remain mixed. During 2009, these market conditions contributed to an other-than temporary impairment loss of $98.9 million in our $16.6 billion investment portfolio. While we expect to experience continued volatility in the valuation of our investments, we believe that the current credit environment also provides us with opportunities to invest in select asset classes and sectors that may enhance our investment performance over time because of our intent and ability to hold these securities to maturity. Our ability to do so is supported by our strong liquidity position, which cushions us from the need to liquidate securities with significant unrealized losses to meet cash obligations. Due to acquisitions and consolidations principally among financial institutions, we have experienced credit concentrations beyond our normal guidelines. However, we believe those concentrations are manageable as we work to rebalance our investment portfolio to manage risk and investment returns.

We believe that as expectations for global economic growth are lowered, factors such as consumer spending, business investment, the volatility and condition of the capital markets and inflation, will affect the business and economic environment and, in turn, impact the demand for the type of financial and insurance products we offer. Adverse changes in the economy could affect earnings negatively and have a material adverse effect on our business, results of operations and financial condition. However, we believe those risks are somewhat mitigated by our financial strength, active risk management and disciplined underwriting for all of our products. Our diverse product mix across multiple lines of business (life, annuity, health, property and casualty) is a key strength that will help us adapt to current economic times and give us the ability to serve the changing needs of our customer base. For example, recent fluctuations in the stock market have led investors to search for financial products that are insulated from the volatility of the markets. We are well positioned to serve the demand in this marketplace given our success with fixed annuity products. Also, through our conservative business approach, we believe we remain financially strong and we are committed to providing a steady and reliable source of financial protection for policyholders and investors alike.

Low Interest Rates: Low interest rate environments are typically challenging for life and annuity companies as the spreads on deposit-type funds and contracts narrow and policies approach their minimum crediting rates. Low market interest rates may reduce the spreads between the amounts we credit to fixed annuity and individual life policyholders and the yield we earn on the investments that support these obligations. We have an established Asset/Liability Management Committee that actively manages the profitability of our in force block of insurance policies. In response to the unusually low interest rates in recent years, we have reduced the guaranteed minimum crediting rates on newly issued fixed annuity contracts and reduced crediting rates on in-force contracts, where permitted to do so. These actions have helped mitigate the adverse impact of low interest rates on our spreads and on the profitability of these products, although sales volume and persistency could diminish as a result. Additionally, the committee maintains assets with various maturities to support product liabilities and ensure liquidity. A gradual increase in longer-term interest rates relative to short-term rates generally will have a favorable effect on the profitability of these products. Although rapidly rising interest rates could result in reduced persistency in our spread-based retail products, as contract holders shift assets into higher yielding investments, we believe that our ability to react quickly to the changing marketplace will allow us to manage this risk.

Focus on Operating Efficiencies: The challenging economic environment and the recent investment related losses across the industry have created a renewed focus on operating cost reductions and efficiencies. We continue to aggressively manage our cost base while maintaining our commitment to provide superior customer service to agents and policyholders. Investments in technology are aligned with activities and are coordinated through a disciplined project management process. In 2009, we consolidated our data centers and Information Technology (“IT”) operations to realize some of the synergies with our subsidiaries. We also anticipate using technology to enhance our web experience for policyholders and agents.

Changing Regulatory Environment: The insurance industry is regulated at the state level with some life and annuity products and services also subject to federal regulation. The debate over the federal regulatory role in the insurance industry continues to be a divisive issue within the industry. We proactively monitor this debate to determine its impact on our business. The SEC is attempting to enact new registration requirements for equity-indexed products. American National is prepared to support these products, even with additional registration requirements and regulation.

Life and Annuity

Due to the recent market and economic turmoil, life insurance companies experienced declining demand for certain products in 2008 and 2009. In response, we developed and began offering in September, 2009 a new Indexed Universal Life product, which we anticipate will be desirable in the current market. Life insurance continues to be a mainstay product for us today, as it has during our long history. We believe that the combination of predictable and decreasing mortality rates, positive cash flow generation for many years after policy issue and favorable persistency characteristics, suggest a viable and profitable future for this line of business. We continue to use a wide variety of marketing channels and plan to expand our traditional distribution models with additional independent agents.

While the annuity segment had insignificant sales volume historically, this segment now represents a major and growing contributor to our operations. Although we experienced a slowdown in variable annuity sales in 2009, our fixed annuity sales continued to increase as investors sought less volatile investment vehicles. In light of the current market, we are committed to maintaining our fixed annuity product lines. We have a conservation program to retain policyholders through proactive communication and education when a policyholder is considering surrendering his or her policy. This has resulted in our retaining approximately 10% of policyholders that have submitted surrender requests.

Effective management of billions of dollars of invested assets and associated liabilities involving credited rates and, where applicable, financial hedging instruments (which are utilized as hedges of equity-indexed annuity sales), is crucial to our success in the annuity segment. Asset “disintermediation”, the risk of large outflows of cash at times when it is disadvantageous to us to dispose of invested assets, is a major risk associated with this segment. This risk is monitored and managed in the Asset Liability Management (“ALM”) Committee. The ALM Committee monitors asset disintermediation risk through the use of statistical measures such as duration and projected future cash flows based on large numbers of possible future interest environments and the use of modeling to identify potential risk areas. These techniques are designed to manage asset/liability cash flow and minimize potential losses.

Demographics: We believe that a key driver shaping the actions of the life insurance industry is the rising income protection, wealth accumulation, and insurance needs of the retiring Baby Boomers (those born between 1946 and 1964). According to the U.S. Census published in 2008, about 19.6 percent of the total population will be over 65 by 2030, compared to about 12.4 percent now. Also, the most rapidly growing age group is expected to be the 85 and older population. As a result of increasing longevity and uncertainty regarding the Social Security system, retirees will need to accumulate sufficient savings to support retirement income requirements.

We are well positioned to address the Baby Boomers’ rapidly increasing need for savings tools and income protection. We believe that our overall financial strength and broad distribution channels will position us to respond with a variety of products needed by Baby Boomers for retirement planning and income requirements. We are ready to respond to individuals approaching retirement age who seek information to plan for and manage their retirement needs. Our products that offer guaranteed income flows for life, including single premium immediate annuities, are well positioned to serve this market.

Competitive Pressures: The life insurance industry remains highly competitive. Product development and product life cycles have shortened in many products, leading to more intense competition with respect to product features. In addition, several of the industry’s products can be quite homogeneous and subject to intense price competition. We believe that we possess sufficient scale, financial strength and flexibility to effectively compete in this market.

The annuity market is also highly competitive. In addition to aggressive annuity rates and new product features such as guaranteed living benefit riders, within the industry there is growing competition from other financial service firms. Insurers continue to evaluate their distribution channels and the way they deliver products to consumers. At this time, we have elected not to provide guaranteed living benefits as a part of our variable annuity products. While this may have impeded our ability to sell variable annuities in the short run, this strategy has given us an advantage in terms of profitability in the long run. We believe that these products were not adequately priced historically, and many of our competitors are facing the consequences of mispricing the product.

We believe that we will continue to be competitive in the life and annuity markets through our broad line of products, our distinct distribution channels, and our consistent high level of customer service. We continue to modify our products to meet customer needs and to expand our reach where we believe we can obtain profitable growth. Some of the steps we have taken to improve our competitive position in the market include:

•
Established in 2009, we have a project under way to establish a New York life insurance subsidiary. We anticipate that sales will begin through this new company in the first half of 2010. A variety of annuity products will be available for sale once the subsidiary is established, followed in subsequent years by our life products. Initial sales are anticipated through independent and multiple-line agents. Based on competitors’ market experience, we expect annuity deposits from this subsidiary to represent five to ten percent of total deposits received once the market is established.

•
Sales of traditional life insurance products through our Career Sales and Services Division increased in 2009. This coupled with our focus on policy persistency and expense management allowed us to continue to maintain a stable and profitable block of in force business.

•
We have repositioned the competitiveness of life products sold through our Independent Marketing Group, particularly at older ages. While this repositioning resulted in a slowing of sales in the last quarter of 2008 and 2009, it has and will help improve the future profitability of these products.

•
We believe there will be a continuing shift in sales emphasis to utilizing the Internet, endorsed direct mail and innovative product/distribution combinations. Although our direct sales of life insurance products were lower in 2009, we remain committed to traditional life insurance products (term life and whole life) through our Internet and third-party marketing distribution channels.

Health

We experienced a slight reduction in Medicare Supplement policies in-force in 2009 as the industry continued to move toward Medicare Advantage plans and Part D plans, which redirected much of our agents’ focus. We chose to remain committed to the traditional Medicare Supplement plans, which we consider to be viable for the long term. Sales of traditional products decreased during 2009; however, the trend of decreased sales reversed in 2007 and in 2008.

The number of hospital surgical health insurance policies in-force decreased in 2009. The decrease was mainly a result of rate increases. Profitability for our products is dependent on diligent management of policy premiums, relative to benefits paid, and rigid attention to underwriting the health risks of each policyholder. Maintaining adequate scale is a significant contributor to profitability as it allows us to negotiate better arrangements with healthcare providers, thus decreasing unit costs. We consider both new and existing health products on a case-by-case basis, in light of current market and regulatory environments, as well as management expectations.

We anticipate government involvement in healthcare to increase in the coming years, as it attempts to provide minimum coverage to all individuals. We believe that our focus on hospital surgical products may provide additional opportunities as individuals attempt to supplement that basic coverage.

We anticipate employers will continue to increase offerings of consumer-driven health plans as a way to temper healthcare costs. Our Health/Senior Age marketing division will continue to support independent producers and maintain products that meet their sales needs, while moving toward direct consumer products that will position us for the next generation.

Property and Casualty

Since 2007, the property and casualty insurance industry has been experiencing a soft market, characterized by declining premium growth for three consecutive years. “U.S. Property/Casualty – Review and Preview” published by A.M. Best on February 8, 2010 noted that the expected decrease in Net Premiums Written in 2009 has resulted in the first three consecutive year decline in A.M. Best’s recorded history. Following the industry’s historical decreases the last three years to Net Written Premiums, industry-wide operating results are expected to have improved in 2009. This improvement was due to the decline in catastrophe activity from an estimated $23 billion industry-wide in 2008 to an estimated $14 billion in 2009, offset by the prolonged period of competitive market conditions, excess capacity, leakage of premium to non-U.S. companies, alternative forms of risk transfer and the weak economy. A.M. Best expects this competitive pressure will continue in 2010, with an average forecast decline in industry net premiums written of 1.6%. We expect to experience continued pressure on pricing early in 2010, but easing from the levels experienced since 2007, and increasing by the end of 2010. To compete in this tough pricing environment, our long-term plans include developing tiered pricing for our agricultural and commercial lines. Tiered pricing will create a broader range of premiums and is designed to continue to improve our competitive position in the marketplace and our profitability.

With less consumer credit being offered in the market, we anticipate that fewer credit-related insurance products will be purchased. The tightening of credit is more heavily impacting the products written through the auto dealer market. However, the collateral protection production tends to increase in this type of economic environment. We continue to update credit insurance product offerings and pricing to meet these changing market needs, as well as adding new agents to expand our exposure to the credit-related insurance market. We are reviewing and implementing improved procedures to enhance customer service and, at the same time, looking for efficiencies to reduce administrative costs.

Competition: Property and casualty insurers are facing a continued competitive pricing environment. The condition of the economy in 2009 prevented the rate hardening most industry leaders were expecting following the declines in previous years. The competitive environment is expected to continue into 2010 as forecasts for an active hurricane season, the low interest rate environment, and an anticipated sluggish economic recovery all undermine any significant improvement in the market.

Despite the challenging pricing environment, we expect to identify profitable opportunities through our strong distribution channels, expanding geographic coverage, target marketing effects and new product development. Through our multiple-line exclusive agents, we will continue to focus on increasing the percentage of clients that buy their home, auto, business, and life insurance from us. Introduction of new products, such as one targeted toward the young family market in 2007, has been a main driver for increased policy counts in homeowners and auto insurance. The integration of the Farm Family companies over the last nine years has allowed us to expand our geographic coverage into the Northeast and our product portfolio to include agribusiness and commercial insurance. Similarly, Farm Family has expanded its product portfolio to include additional personal line property and casualty products. We expect that our agribusiness product will continue to be a leading seller in the Northeast United States. Agribusiness sales in other states are expected to show steady growth.

Critical Accounting Estimates

The consolidated financial statements have been prepared in conformity with GAAP. The preparation of financial statements requires us to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and their accompanying notes. Actual results could differ from results reported using those estimates.

We have identified the following estimates as critical in that they involve a high degree of judgment and are subject to a significant degree of variability:

•	Deferred acquisition costs;

•	Reserves;

•	Reinsurance recoverable;

•	Pension and postretirement benefit plans;

•	Other-than-temporary impairment;

•	Litigation contingencies; and

•	Federal income taxes.

Our accounting estimates inherently require the use of judgments relating to a variety of assumptions, in particular, expectations of current and future mortality, morbidity, persistency, losses and loss adjustment expenses, recoverability of receivables, investment returns and interest rates. In developing these estimates, we make subjective and complex judgments that are inherently uncertain and subject to material changes as facts and circumstances develop. Although variability is inherent in these estimates, we believe that the amounts provided are appropriate, based upon the facts available upon compilation of the consolidated financial statements.

Due to the inherent uncertainty when using assumptions and estimates, the effect of certain accounting policies under different conditions or assumptions could be different from those reported in the consolidated financial statements. We believe that the estimates used in our deferred acquisition cost calculations provide a representative example of how variations in assumptions and estimates would affect our business. Please see the sensitivity table in the Deferred Acquisition Costs section below for further information on how changes in assumptions and estimates would affect our business.

A discussion of these critical accounting estimates is presented below.

Deferred Acquisition Costs

We incur significant costs in connection with acquiring insurance business, including commissions and certain other expenses. Such costs are generally deferred and amortized. The deferred costs are recorded as an asset commonly referred to as deferred policy acquisition costs (“DAC”). The DAC asset balance is subsequently charged to income (i.e., amortized) over the lives of the underlying contracts in relation to the anticipated emergence of premiums, gross margins, or gross profits, depending on the type of product.

For traditional life insurance and payout annuities, deferred costs consist of certain underwriting fees, commissions (in excess of ultimate renewal commissions) and certain agent fringe benefit costs, other policy set-up costs, and the cost of insurance in-force gained through acquisitions. The DAC on traditional life and annuity products is amortized with interest over the anticipated premium-paying period of the related policies, in proportion to annual premium revenue to be received over the life of the policies. The present value of expected premium revenue is estimated by using the same mortality, morbidity, persistency and withdrawal assumptions (with provisions for adverse deviation) used in computing liabilities for future policy benefits. These assumptions are not revised after policy issuance or acquisition (i.e., they are “locked in”) unless the DAC balance is deemed to be unrecoverable. We periodically perform loss recognition analysis utilizing best estimate assumptions to determine whether or not the DAC balance is recoverable. See the discussion of Life and Annuity Reserves below for additional details.

Costs deferred on universal life, variable universal life, limited pay life and investment-type deferred annuity contracts are amortized as a level percentage of the present value of estimated gross profits. These gross profits are dependent principally upon revenues in excess of the amounts credited to policyholders, death benefits, surrender benefits and expenses to administer the business. Our estimates of future gross profits are influenced by our assumptions including mortality, investment return, expenses and persistency. These assumptions are developed based on our experience. We review and update our assumptions at least annually. Changes to these assumptions result in adjustments which increase or decrease DAC amortization (i.e., they are not “locked in”). Actual gross profits in a given reporting period can vary from our initial estimates resulting in an increase or decrease in the rate of amortization. We regularly evaluate the gross profits to determine if actual experience or other evidence suggests that earlier estimates should be revised. See the Life and Annuity Reserves discussion below for additional details.

DAC associated with acquisitions of certain blocks of in-force business is referred to as the present value of profits asset. Such DAC consists of the unamortized portion of the present value of profits asset as of the statement date. The initial present value of profits assets were determined based on the present value of projected earnings from the block(s) of business acquired as of the acquisition date. Subsequent to the acquisition date, the present value of profits asset is then amortized in proportion to premiums, gross profits, or gross margins from the acquired block of business.

DAC on health products is amortized with interest over the anticipated premium-paying period of the related policies. Expected premium revenue is estimated using the same actuarial assumptions used in computing reserves for future policy benefits. Health insurance products that require DAC consideration are those with contractual obligations, which includes all of our products.

DAC associated with property and casualty insurance business consist of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies in relation to premium revenue recognized.

We had a total DAC asset of approximately $1.33 billion and $1.48 billion at December 31, 2009 and 2008, respectively.

The following table displays the sensitivity of reasonably likely changes in assumptions included in the amortization of the DAC balance of our long-tail business as of December 31, 2009 (in thousands):

Increase/(Reduction) in DAC

Increase in future investment margins of 25 basis points	$26,666
Decrease in future investment margins of 25 basis points	$(31,810)

Decrease in future life mortality by 1%	$1,988
Increase in future life mortality by 1%	$(2,045)

Reserves

Life and Annuity Reserves:

Liability for Future Policy Benefits and Policy Account Balances – for traditional life products, liabilities for future policy benefits have been calculated based on a net level premium method using estimated investment yields, withdrawals, mortality and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on our experience, adjusted with a provision for adverse deviation. Investment yields used for traditional life products range from 3.0% to 8.0% and vary by issue year. We review experience assumptions at least annually and compare them with our actual experience. When we determine that future expected experience differs such that the DAC asset is not recoverable and/or reserves are not sufficient to provide for policy benefits (after any applicable DAC has been written off), a loss event is recognized, as discussed below.

Future policy benefits for universal life and investment-type deferred annuity contracts reflect the current account value before applicable surrender charges.

Future policy benefits for group life policies have been calculated using a level interest rate ranging from 3.0% to 5.5%. Mortality and withdrawal assumptions are based on our experience.

Fixed payout annuities included in future policy benefits are calculated using a level interest rate of 5.0%. Mortality assumptions are based on standard industry mortality tables. Liabilities for payout annuities classified as investment contracts (payout annuities without life contingencies) are determined as the present value of future benefits at the “breakeven” interest rate determined at inception.

Interest assumptions used for future policy benefits on health policies are calculated using graded interest rates ranging from 3.5% to 8.0%. Morbidity and termination assumptions are based on our experience.

At least annually, we test the net benefit reserves (policy benefit reserves less DAC) established for life insurance products, including consideration of future expected premium payments, to determine whether they are adequate to provide for future policyholder benefit obligations. The testing process is referred to as “Loss Recognition” for traditional products or “Unlocking” for non-traditional products. The assumptions used to perform the tests are our current best-estimate assumptions as to policyholder mortality, persistency, company maintenance expenses and invested asset returns.

For traditional business, a “lock-in” principle applies, whereby the assumptions used to calculate the benefit reserves and DAC are set when a policy is issued and do not change with changes in actual experience. These assumptions include margins for adverse deviation in the event that actual experience differs from the original assumptions.

For non-traditional business, best-estimate assumptions are updated to reflect the observed changes based on experience studies and current economic conditions. We reflect the effect of such assumption changes in DAC and reserve balances accordingly. Due to the long-term nature of many of the liabilities, small changes in certain assumptions may cause large changes in the degree of reserve adequacy or DAC recoverability. In particular, changes in estimates of the future invested asset return assumption have a large effect on the degree of reserve adequacy.

Life Reserving Methodology – We establish liabilities for amounts payable under life insurance policies, including participating and non-participating traditional life insurance and interest sensitive and variable universal life insurance. In general, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid, reduced by the present value of future expected premiums (for traditional life insurance), or as the account value established for the policyholder (for universal and variable universal life insurance). Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, policy lapse, investment return, inflation, expenses and other contingent events as appropriate to the respective product type.

For non-participating traditional life insurance policies, future policy benefits are calculated consistent with Accounting Standards Codification (“ASC”) 944-40 (formerly “FAS 60”), Accounting and Reporting by Insurance Enterprises, and are equal to the aggregate of the present value of expected future benefit payments and related expenses, less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon our experience, with provisions for adverse deviation, when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0% and vary by issue year.

Future policy benefit liabilities for participating traditional life insurance policies are calculated consistent with, ASC 944-40 (formerly “FAS 97”), Accounting and Reporting by Insurance Enterprise for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, and are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 6.0%, and mortality rates assumed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends.

Future policy benefits for interest sensitive and variable universal life insurance policies are calculated consistent with ASC 944-40 (formerly “FAS 97”), Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, for universal life type products and are equal to the current account value established for the policyholder. Some of our universal life policies contain secondary guarantees, for which an additional liability is established consistent with ASC 944-40 (formerly (“SOP 03-01”), Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and Separate Accounts. Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits over the accumulation period based on total expected assessments.

We regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC and are thus subject to the same variability and risk. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

Annuity Reserving Methodology – We establish liabilities for amounts payable under annuity contracts including fixed payout annuities and deferred annuities. An immediate or payout annuity is an annuity contract in the benefit or “payout” phase. In a fixed payout annuity contract, the insurance company agrees, for a cash consideration, to make specified benefit payments for a fixed period, or for the duration of a designated life or lives. The cash consideration can be funded with a single payment, as is the case with single premium immediate annuities, or with a schedule of payments, as is the case with “limited pay” products.

Payout annuities with more than an insignificant amount of mortality risk are calculated consistent with guidance under ASC 940-40 for limited pay insurance contracts. Benefit and maintenance expense reserves are established by using assumptions reflecting our expectations, including an appropriate margin for adverse deviation. Payout annuities are reserved using standard industry mortality tables specified for statutory reporting and an interest rate of 5% for life annuities and 3% for shorter duration contracts, such as term certain payouts. If the resulting reserve would otherwise cause profits to be recognized at the issue date, additional reserves are established. The resulting recognition of profits would be gradual over the expected life of the contract.

A deferred annuity is an annuity contract that has not reached the starting date of its periodic benefit payout. The Company establishes liabilities for deferred annuities based on methods and underlying assumptions in accordance with ASC 944-40 for investment contracts. Under ASC 944-40 for investment contracts, reserves for Policyholder Account Balances are established as the account value held on behalf of the policyholder. The possible need for additional reserves for guaranteed minimum death benefits are determined per guidance under SOP 03-01. Currently, no additional reserves are recorded for guaranteed minimum death benefits due to the immaterial amount of this reserve. Our exposure to this risk is minimal. The profit recognition on deferred annuity contracts is gradual over the expected life of the contract. No immediate profit is recognized on the sale of the contract.

Health Reserves:

Overview – We establish policy reserves and claims reserves for known policy-specific liabilities. Further, we establish liabilities for the payment of medical expenses, which have been incurred during the reporting period but have not yet been paid. Additionally, Incurred But Not Reported (“IBNR”) amounts are determined using actuarial standards of practice which look at the time elapsed between when a claim is first incurred and when the final payment has been made (a completion factor analysis).

As of year-end 2009 the Health total claim reserve and liability was $115.9 million, versus $112.8 million at year-end 2008.

Reserving Methodology – Several methods are employed to establish claim reserves and liabilities for Health lines of business.

Completion Factor Approach –The claim reserves for most health care coverage can be suitably calculated using a Completion Factor Method. This method assumes that the historical lag pattern will be an accurate representation for the payment of claims that have been incurred but not yet completely paid. An estimate of the unpaid claim reserves is calculated by subtracting period-to-date paid claims from an estimate of the ultimate aggregate payment for all incurred claims in the time period. The method is based on the pattern of claims incurred within a given month and paid out in future months until such a point that no more payments are expected. Completion factors are calculated which “complete” the current period-to-date payment totals for each incurred month to estimate the ultimate expected payout. The method is best used when the incurred date and subsequent paid date is known for each claim and if fairly consistent patterns can be determined from the progression date of incurral until the date paid in full. The completion factor approach is also best used when the time between date of incurral and final payment is short (i.e., less than 24 month) in duration.

For the individual and association medical block (including Medicare Supplement), we use a completion factor approach to generate claim liability and reserves. Group and managing general underwriter claim reserves are also calculated by these methods. Outstanding claim inventories are monitored by management monthly to determine if any adjustment to the completion factor approach is needed.

Some of the larger managing general underwriters that we use engage external actuarial firms to provide an estimate of the claim reserves for their respective blocks. We independently evaluate the external claim reserve estimates provided for reasonableness as well as for consistency with other completion-factor based reserves. These estimates are incorporated into our reserve analysis to determine the booked reserves for the segment.

Tabular Reserves –Disability Income and Long Term Care blocks of business utilize a tabular calculation to generate the Present Value of Expected Future Payments. These reserves are called tabular because they rely on the published valuation tables for disability termination as maintained by the Society of Actuaries and validated by the National Association of Insurance Commissions (“NAIC”). Tabular reserves are determined by applying termination assumptions related to mortality or recovery, or for Long Term Care, shifts in the mode of care, to the stream of contractual benefit payments. The present value of these expected benefit payments at the required rate of return establishes the tabular reserve.

Credit Health claim reserves and liabilities are also based on a tabular calculation, using actuarial tables published by the Society of Actuaries and accepted by the NAIC. The reserve for this business is calculated as a function of open claims using the same actuarial tables discussed above. Periodically we test the total claim reserve using a completion factor calculation.

Case Reserves –Case reserves are also required for certain lines of business. Case reserves reflect known claims where an estimate of the exposure is readily available and quantifiable based on historical experience or other similar basis. We establish Long Term Care and Nursing Home reserves, on a case-by-case basis, by reviewing the open claims and estimating the remaining liability and applying probabilities derived from continuance tables based on company and industry experience.

Liability for Future Policy Benefits – Liabilities for future policy benefits have been calculated based on a net level premium method. Future policy benefits are calculated consistent with ASC 944-40 (formerly “FAS 60”) and are equal to the aggregate of the present value of expected future benefit payments, less the present value of expected future premiums. Morbidity and termination assumptions are based on our experience or published valuation tables when available and appropriate. Interest rates for the aggregate future policy benefit liabilities range from 3.5% to 8.0% and vary by issue year.

Premium Deficiency Reserves – Deficiency reserves are established when the expected benefit payments for a classification of policies having homogenous characteristics are in excess of the expected premiums for these policies. The determination of a deficiency reserve takes into consideration the likelihood of premium rate increases, the timing of these increases, and the expected benefit utilization patterns. We have a premium deficiency reserve for the Major Medical block of business. This line of business is in run-off and continues to under-perform relative to the original pricing. The assumptions and methods used to determine the deficiency reserves are reviewed periodically for reasonableness and the reserve amount is monitored against emerging losses.

Property and Casualty Reserves:

Reserves for Loss and Loss Adjustment Expense (“LAE”) – Property and casualty reserves are established to provide for the estimated costs of paying claims under insurance policies written. These reserves include estimates for both:

•	Case reserves – cost of claims that were reported to us but not yet paid, and

•
Reserves for IBNR – anticipated cost of claims incurred but not reported. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future and claims, which have been incurred but not yet, reported.

These reserves include an estimate of the expense associated with settling claims, including legal and other fees, and the general expenses of administering the claims adjustment process. The two major categories of loss adjustment expense are defense and cost containment expense and adjusting and other expense. Net loss and LAE reserves for case reserves and IBNR as of December 31, 2009 and 2008 are shown in the following table (in thousands):

	December 31, 2009			December 31, 2008
	Gross	Ceded	Net	Gross	Ceded	Net

Case	$491,163	$11,639	$479,524	$475,738	$47,888	$427,850
IBNR	$425,827	$48,693	$377,134	$437,275	$17,265	$420,010

Total	$916,990	$60,332	$856,658	$913,013	$65,153	$847,860

Case Reserves –Reserves for reported losses are established on either a judgment or formula basis, depending on the type of the loss. Formula reserves are used for losses such as credit property, automobile, property damage liability and automobile physical damage. They are based on historical paid loss data for similar claims with provisions for trend changes, such as those caused by inflation. The formula reserve is a fixed amount for each claim of a given type.

Judgment reserve amounts are set on a per case basis based on facts and circumstances of each case, the type of claim and the expectation of damages. We regularly monitor the adequacy of judgment reserves and formula reserves on a case-by-case basis and change the amount of such reserves as necessary.

IBNR – IBNR reserves are estimated based on many variables, including historical statistical information, inflation, legal developments, economic conditions, and general trends in claim severity, frequency and other factors that could affect the adequacy of loss reserves.

Loss and premium data is aggregated by exposure class and by accident year (i.e., the year in which losses were incurred). IBNR reserves are calculated by projecting ultimate losses on each class of business and subtracting paid losses and case reserves. Unlike case reserves, IBNR is generally calculated at an aggregate level and cannot usually be directly identified as reserves for a particular loss or contract. Our overall reserve practice provides for ongoing claims evaluation and adjustment (if necessary) based on the development of related data and other relevant information pertaining to such claims. Adjustments in aggregate reserves, if any, are reflected in the operating results of the period during which such adjustments are made.

Our actuaries reflect the potential uncertainty generated by volatility in our loss development profiles when selecting loss development factor patterns for each line of insurance. Therefore, net and gross reserve calculations have shown redundancies for the last several year-ends as a result of losses emerging favorably compared to what is implied by the selected loss development patterns. See Results of Operations and Related Information by Segment – Property and Casualty, Prior Period Reserve Development discussion for additional information.

The evaluation process to determine recorded loss and loss adjustment expense reserves involves the collaboration of underwriting, claims and internal actuarial departments. The process also includes consultation with independent actuarial firms on an annual basis. Work performed by independent actuarial firms is an important part of our process of gaining reassurance that loss and loss adjustment expense reserves determined by our internal actuarial department sufficiently meet all present and future obligations arising out of all claims incurred as of year-end, both reported and unreported. Additionally, the independent actuarial firms complete the Statements of Actuarial Opinion at each year-end, required by state insurance regulators certifying that the recorded loss and loss adjustment expenses reserves appear reasonable.

Reserving Methodology – The following actuarial methods are utilized in our reserving process during both annual and interim reporting periods:

•
Initial Expected Loss Ratio method: This method calculates an estimate of ultimate losses by applying an estimated loss ratio to an estimate of ultimate earned premium for each accident year. This method is appropriate for classes of business where the actual paid or reported loss experience is not yet mature enough to override initial expectations of the ultimate loss ratios.

•
Bornhuetter Ferguson: This method uses as a starting point an assumed initial expected loss ratio method and blends in the loss ratio implied by the claims experience to date by using loss development patterns based on our own historical experience. This method is generally appropriate where there are few reported claims and a relatively less stable pattern of reported losses.

•
Loss or Expense Development (Chain Ladder): This method uses actual loss or defense and cost containment expense data and the historical development profiles on older accident periods to project more recent, less developed periods to their ultimate position. This method is appropriate when there is a relatively stable pattern of loss and expense emergence and a relatively large number of reported claims.

•
Ratio of Paid Defense and Cost Containment Expense to Paid Loss Development: This method uses the ratio of paid defense and cost containment expense to paid loss data historical development profiles on older accident periods to project more recent, less developed periods to their ultimate position. In this method, an ultimate ratio of paid defense and cost containment expense to paid loss is selected for each accident period. The selected paid defense and cost containment expense to paid loss ratio is then applied to the selected ultimate loss for each accident period to estimate the ultimate defense and cost containment expense. Paid defense and cost containment expense is then subtracted from the ultimate defense and cost containment expense to calculate the unpaid defense and cost containment expense for that accident period.

•
Calendar Year Paid Adjusting and Other Expense to Paid Loss: This method uses the ratio of prior calendar years’ paid expense to paid loss to project ultimate loss adjustment expenses for adjusting and other expense. The key to this method is the selection of the paid expense to paid loss ratio based on prior calendar years' activity. A percentage of the selected ratio is applied to the case reserves (depending on the line of insurance) and 100% to the indicated IBNR reserves. These ratios assume a percentage of the expense is incurred when a claim is opened and the remaining percentage is paid throughout the claim's life.

The basis of our selected single point best estimate on a particular line of business is often a blend of results from two or more methods (e.g. weighted averages). Our estimate is highly dependent on actuarial and management judgment as to which method(s) is most appropriate for a particular accident year and class of business. Our liability for unpaid claims and claim adjustment expense does not materially differ from the amount determined by our independent actuaries. Our methodology changes over time, as new information emerges regarding underlying loss activity and other factors.

Key Assumptions –

Implicit in the actuarial methodologies utilized above are the following critical reserving assumptions:

•	The selected loss ratio used in the initial expected loss ratio method and Bornhuetter Ferguson method for each accident year;

•	The expected loss development profiles;

•	A consistent claims handling process;

•	A consistent payout pattern;

•	No unusual growth patterns;

•	No major shift in liability limits distribution on liability policies; and

•	No significant prospective changes in workers’ compensation laws that would significantly affect future payouts.

The loss ratio selections and loss development profiles are primarily developed using our own historical claims and loss experience. These assumptions have not been modified from the preceding periods and are consistent with historical loss reserve development patterns.

Management believes that our loss reserves at December 31, 2009 are adequate. However, new information, legislation, events or circumstances, unknown at the original valuation date, may result in future development to our ultimate losses significantly greater or less than the reserves provided for at December 31, 2009. As noted in our “Key Assumptions” above, there are many factors that may impact our reserves, specifically those related to loss ratios for the credit insurance lines of business and those related to a consistent claims handling process for all other lines of business.

For non credit lines of business, our claims handling process is the most likely of those assumptions noted above to vary from the consistency we expect. This assumption was determined to most likely impact our reported results, financial position and liquidity, and we chose to measure the sensitivity to this assumption. The following table presents the range of likely scenarios related to a speed-up or slow-down of five days in the claims handling process and its subsequent impact on our estimate of gross loss reserves. Without certainty of future reporting patterns, we do not consider any change within the range displayed as more reasonably likely than any other.

The table below for the lines of business indicated quantifies the estimated impact on our gross loss reserves of possible scenarios of the speeding-up or slowing-down of claims being processed at December 31, 2009. The results of our analysis below show the cumulative increase (decrease) in gross loss reserves of the lines of business indicated across all accident years combined (in thousands):

	Change in Reporting Pattern
	5 Day Speed Up	5 Day Slow Down

Personal Auto	$(2,499)	$1,171
Homeowner	$(913)	$822
Agribusiness	$(616)	$2,749
Commercial auto	$(1,476)	$4,857
Other	$(2,219)	$5,990

The analysis of our Credit Insurance lines of business quantifies the estimated impact on gross loss reserves of a reasonably likely scenario of varying the ratio applied to the unearned premium to determine the IBNR reserves at December 31, 2009. IBNR reserving methodology for this line of business focuses primarily on the use of a ratio applied to the unearned premium for each Credit Insurance product. The selected ratios are based on historical loss and claim data. In our analysis, we varied this ratio by +/- 5% across all Credit Insurance products combined. The results of our analysis show an increase or decrease, respectively, in gross reserves across all accident years combined of approximately $6.7 million.

It is not appropriate to add together the total impact shown in the table above, as our lines of business are not directly correlated. It is important to note that the variations set forth in the table above are not meant to be a “best-case” or “worst-case” scenario, and therefore, it is possible that future variations may be more or less than the amounts set forth above. While we believe these are possible scenarios based on the information available to us at this time, we do not believe the reader should consider the above sensitivity analysis an actual reserve range.

Reserving by class of business –

The weight given to a particular actuarial method is dependent upon the characteristics specific to each class of business, including the types of coverage and the expected claim-tail.

Short-tail business – Lines of business for which loss data emerge more quickly are referred to as short-tail lines of business. For these lines, emergence of paid losses and case reserves is credible and likely indicative of ultimate losses; therefore, more reliance is placed on the Loss or Expense Development methods.

Large catastrophe and weather events are analyzed separately using information from our claims staff and loss development profiles from similar events and from our own historical experience.

Long-tail business – For long-tail lines of business, emergence of paid losses and case reserves is less credible in early periods and, accordingly, may not be indicative of ultimate losses. For these lines of business, more reliance is placed on the Bornhuetter Ferguson and Initial Expected Loss Ratio methods.

Credit business – For credit lines of business, the IBNR is estimated either by applying a selected ratio to the unearned premium reserve or by using the loss development methods described above.

Loss adjustment expenses – We estimate adjusting and other expense separately from loss reserves using the Calendar Year Paid-to-Paid method. Reserves for defense and cost containment expense are estimated separately from loss reserves, using either the Loss or Expense Development method or Ratio of Paid Defense and Cost Containment Expense to Paid Loss method.

Reinsurance Recoverable

Reinsurance recoverable balances include amounts owed to us in respect of paid and unpaid ceded losses and loss expenses and are presented net of a reserve for non-recoverability. At December 31, 2009 and 2008, reinsurance recoverable balances were $371.7 million and $482.8 million, respectively.

Recoveries on our gross ultimate losses are determined using distributions of gross ultimate loss by layer of loss retention to estimate ceded IBNR as well as through the review of individual large claims. The most significant assumption we use is the average size of the individual losses for those claims that have occurred but have not yet been recorded by us. The reinsurance recoverable is based on what we believe are reasonable estimates and is disclosed separately in the consolidated financial statements. However, the ultimate amount of the reinsurance recoverable is not known until all losses are settled.

We manage counterparty risk by entering into agreements with reinsurers we generally consider to be highly rated. However, we do not require a specified minimum rating. We monitor the concentrations of the reinsurers and reduce the participation percentage of lower-rated companies when appropriate. We believe we currently have no reinsurance amounts with any significant risk of becoming unrecoverable due to reinsurer insolvency.

Our reinsurance contracts contain clauses that allow us to terminate the participation with reinsurers who are downgraded. Our risk assessment is comprised of industry ratings, recent news and reports, and a limited review of financials, for any new reinsurer under consideration. We also may require letters of credit, trust agreements, or cash advances from unauthorized reinsurers (reinsurers not licensed in our state of domicile) to fund their share of outstanding losses and LAE. Final assessment is based on the judgment of senior management.

Pension and Postretirement Benefit Plans

We maintain one open qualified defined benefit pension plan and one qualified defined benefit pension plan that is closed to new participants. In addition, we also sponsor three non-qualified defined benefit pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits for certain key executives. We also provide certain health and life insurance benefits to qualified current and former employees.

The pension benefit and postretirement benefit obligations and related costs for all plans are calculated using actuarial concepts in accordance with the relevant GAAP pronouncements. Two key assumptions, the discount rate and the expected return on plan assets, are important elements of expense and/or liability measurement. We evaluate these key assumptions annually. Other assumptions involve demographic factors such as retirement age, mortality, turnover and rate of compensation increases.

As described in Note 2 to the Consolidated Financial Statements, effective December 31, 2006, the Company adopted ASC 715-30 (formerly “FAS 158”), Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plan. In accordance with ASC 715-30, we recognize the funded status of defined benefit pension and other postretirement plans, on our consolidated balance sheet.

We use a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. A higher discount rate decreases the present value of benefit obligations and decreases pension expense. To determine the expected long-term rate of return on plan assets, a building-block method is used. The expected rate of return on each asset is broken down into three components: (1) inflation, (2) the real risk-free rate of return (i.e. the long-term estimate of future returns on default-free U.S. government securities), and (3) the risk premium for each asset class (i.e. the expected return in excess of the risk-free rate). Using this approach, the precise expected return derived will fluctuate somewhat from year to year; however, it is our policy to hold this long-term assumption relatively constant.

The assumptions used in the measurement of our pension benefit obligations for 2009 and 2008 are as follows:

	Years Ended December 31,
	2009		2008
	Used for Net Benefit	Used for Benefit	Used for Net Benefit	Used for Benefit
	Cost in Fiscal Year	Obligations as of	Cost in Fiscal Year	Obligations as of
	1/1/2009 to 12/31/2009	12/31/2009	1/1/2008 to 12/31/2008	12/31/2008

Discount rate	6.17%	5.73%	6.10%	6.17%
Rate of compensation increase	4.20%	4.20%	4.20%	4.20%
Long-term rate return	7.65%	7.65%	7.65%	7.65%

For additional information regarding our pension plan obligations, see Note 15 to the Consolidated Financial Statements.

Other-Than-Temporary Impairment

Our accounting policy requires that a decline in the fair value of investment securities below their amortized cost basis be evaluated to determine if the decline is other-than-temporary. There are a number of assumptions and estimates inherent in evaluating impairments to determine if they are other-than-temporary including 1) our ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value; 2) the expected recoverability of principal and interest; 3) the length of time and extent to which the fair value has been less than amortized cost for fixed income securities or less than cost for equity securities; 4) the financial condition, near-term and long-term prospects of the issue or issuer, including relevant industry conditions and trends and implications of rating agency actions and offering prices; and 5) the specific reasons that a security is in a significant unrealized loss position, including market conditions, which could affect liquidity.

Realized gains are attributable to the sale of our invested assets, while realized losses are due to both the sale of investment assets and the write-down of investments from other-than-temporary impairments. In 2009, the consolidated pretax net realized loss on invested assets was $75.7 million, with pre-tax realized loss of $379.7 million and pre-tax realized gain of $41.0 million reported for 2008 and 2007, respectively. Included in these amounts are other-than-temporary impairment write-downs of $98.9 million, $367.0 million and $7.2 million for the years ended 2009, 2008 and 2007, respectively.

Litigation Contingencies

We review existing litigation matters and potential litigation items with counsel quarterly to determine if any adjustments to reserves for possible losses are necessary. Reserves for losses are established whenever they are probable and estimable. We establish reserves based on our best estimate of the probable loss. If no one number within the range of possible losses is more probable than any other, we record a reserve at the low end of the estimated range.

Based on information currently available, we believe that amounts ultimately paid, if any, arising from existing and currently potential litigation would not have a material effect on our results of operations and financial position. However, it should be noted that the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs continue to create the potential for an unpredictable judgment in any given lawsuit. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than we anticipate, the resulting liability could have a material impact on the consolidated financial results.

Federal Income Taxes

Our effective tax rate is based on income, non-taxable and non-deductible items, statutory tax rates and tax planning opportunities available. Inherent in determining our annual tax rate are judgments regarding business plans, planning opportunities and expectations about future outcomes.

Tax regulations require items to be included in the tax return at different times from the items reflected in the financial statements. As a result, the effective tax rate reflected in the financial statements is different than the actual rate applied on the tax return. Some of these differences are permanent such as expenses that are not deductible in our tax return, and some differences are temporary, reversing over time, such as valuation of insurance reserves. Temporary differences create deferred tax assets and liabilities. Deferred tax assets generally represent items that can be used as a tax deduction or credit in future years for which we have already recorded the tax benefit in our income statement. Deferred tax liabilities generally represent tax expense recognized in our consolidated financial statements for which tax payment has been deferred, or expenditures for which we have already taken a deduction in our tax return but have not yet recognized in our consolidated financial statements.

The application of U.S. GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary to reduce our deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance we consider many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) taxable income in prior carryback years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (4) the length of time that carryovers can be utilized; (5) any unique tax rules that would impact the utilization of the deferred tax assets; and (6) any tax planning strategies that we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that, the deferred tax assets, net of valuation allowances, will be realized.

Our accounting represents management’s best estimate of future events that can be appropriately reflected in the accounting estimates. Certain changes or future events, such as changes in tax legislation, geographic mix of earnings and completion of tax audits could have an impact on our estimates and effective tax rate. For example, the dividends received deduction or DRD, reduces the amount of dividend income subject to tax and is a significant component of the difference between our actual tax expense and the expected amount determined using the federal statutory tax rate of 35%. The U.S. Treasury Department and the Internal Revenue Service, or IRS, intend to address through regulations the methodology to be followed in determining the DRD related to variable life insurance and annuity contracts. A change in the DRD, including the possible retroactive or prospective elimination of this deduction through regulations or legislation, could increase our actual tax expense and reduce our consolidated net income.

Our liability for income taxes includes the liability for unrecognized tax benefits, interest and penalties, which relate to tax years, still subject to review by the IRS or other taxing authorities. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years, which produce net operating losses, capital losses or tax credit carryforwards, or tax attributes, the statute of limitations does not close, to the extent of these tax attributes, until the expiration of the statute of limitations for the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. The statute of limitations for the examination of federal income tax returns by the Internal Revenue Service for years 2005 to 2008 has either been extended or has not expired. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld.

Consolidated Results of Operations
Comparison of Years Ended December 31, 2009, 2008 and 2007

The following is a discussion of our consolidated results of operations for the years ended December 31, 2009, 2008 and 2007 and should be read in conjunction with the Outlook section. For a discussion of our segment results, see Results of Operations and Related Information by Segment. The following table sets forth the consolidated results of operations (in thousands):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Premiums and other revenues:
Premiums	$1,974,024	$1,888,495	$1,999,623	$85,529	4.5	$(111,128)	(5.6)
Other policy revenues	179,504	174,899	155,230	4,605	2.6	19,669	12.7
Net investment income	840,105	796,177	812,969	43,928	5.5	(16,792)	(2.1)
Realized investments gains
(losses), net	(75,697)	(379,709)	41,027	304,012	(80.1)	(420,736)	(1,025.5)
Other income	31,843	38,779	47,224	(6,936)	(17.9)	(8,445)	(17.9)
Total revenues	2,949,779	2,518,641	3,056,073	431,138	17.1	(537,432)	(17.6)

Benefits, losses and expenses:
Policy benefits	1,709,899	1,601,854	1,551,698	108,045	6.7	50,156	3.2

Interest credited to policy account balances	370,563	299,833	295,894	70,730	23.6	3,939	1.3
Commissions	459,943	475,345	456,537	(15,402)	(3.2)	18,808	4.1
Other operating costs and expenses	485,409	508,800	465,140	(23,391)	(4.6)	43,660	9.4
Change in deferred policy acquisition costs	(63,611)	(67,439)	(60,442)	3,828	(5.7)	(6,997)	11.6
Total benefits and expenses	2,962,203	2,818,393	2,708,827	143,810	5.1	109,566	4.0

Income (loss) before other items and federal income taxes	$(12,424)	$(299,752)	$347,246	$287,328	(95.9)	$(646,998)	(186.3)

Summary

Consolidated revenues increased during 2009 compared to those in 2008 primarily due to:

•	Decreased realized investment losses and increased investment income; and

•	Increase in immediate annuity premiums.

Consolidated revenues declined in 2008 compared to those in 2007 primarily due to:

•	Investment losses realized during 2008, including $367.0 million in other-than-temporary impairment write-downs;

•	Lower sales of our single premium immediate annuity products, caused by the drop in interest rates, which made the product less desirable; and

•
The declines were partially offset by other policy revenues arising primarily from mortality charges and fees on the in-force block of universal life policies 2008 witnessed a continuation of increased sales of universal life products experienced in 2007.

Consolidated benefits and expenses increased for the year ended December 31, 2009, compared to the same period in 2008 primarily due to:

•	Increased policy benefits in annuities due to strong single premium immediate annuity sales resulting in an increase of the related reserve balance;

•	Increased interest credited to policy account balances due to an 18.2% increase in average account balances; and

•
These increases were partially offset by the decrease in other operating costs due to non-recurring litigation costs and costs for preparing for compliance with SEC and Sarbanes-Oxley requirements in 2008.

Consolidated benefits and expenses increased for the year ended December 31, 2008, compared to the same period in 2007, primarily due to:

•	The impact of increased catastrophe losses in our Property and Casualty business; and

•	Additional operating expenses incurred due to non-recurring litigation costs and costs for preparing for compliance with SEC and Sarbanes-Oxley requirements.
•	An increase in benefits paid on the growing block of annuity business

Results of Operations and Related Information by Segment

Life

Comparison of Years Ended December 31, 2009, 2008 and 2007

The Life segment markets traditional life insurance products such as whole life and term life, and interest sensitive life insurance products such as universal life, variable universal life and as well as indexed universal life. These products are marketed on a nationwide basis through employee agents, multiple line agents, independent agents and brokers and direct marketing channels.

Life segment financial results for the periods indicated were as follows (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Revenues:
Premiums	$284,530	$299,338	$315,893	$(14,808)	(4.9)	$(16,555)	(5.2)
Other policy revenues	164,748	154,984	130,744	9,764	6.3	24,240	18.5
Net investment income	222,611	226,643	229,092	(4,032)	(1.8)	(2,449)	(1.1)
Other income	2,720	3,767	3,967	(1,047)	(27.8)	(200)	(5.0)
Total revenues	674,609	684,732	679,696	(10,123)	(1.5)	5,036	0.7

Benefits, losses and expenses:
Policy benefits	297,719	296,078	273,750	1,641	0.6	22,328	8.2
Interest credited to policy account balances	58,983	62,221	63,289	(3,238)	(5.2)	(1,068)	(1.7)
Commissions	91,968	126,813	141,517	(34,845)	(27.5)	(14,704)	(10.4)
Other operating costs and expenses	185,048	222,908	200,361	(37,860)	(17.0)	22,547	11.3
Change in deferred policy acquisition costs	1,536	(42,103)	(57,666)	43,639	(103.6)	15,563	(27.0)
Total benefits, losses and expenses	635,254	665,917	621,251	(30,663)	(4.6)	44,666	7.2

Income (loss) before other items and federal income taxes	$39,355	$18,815	$58,445	$20,540	109.2	$(39,630)	(67.8)

For the year ended December 31, 2009, earnings increased compared to 2008. The overall increase we experienced in 2009 can be primarily attributed to the cost of two lawsuit settlements in 2008 and the corresponding impact on other operating costs and expenses. In addition, costs related to our initial SEC registration and expenses related to the implementation of Sarbanes-Oxley compliance decreased compared to 2008. Our benefit to revenue ratio was 52.9% for 2009 compared to 52.3% in 2008. These results are discussed in further detail below.

During the second quarter of 2009, we paid premium refunds as the result of a class action settlement made by us in May 2007. The refunds on the credit life product resulted in issuing $12.9 million in settlement payments in 2009 comprised of credit life premium refunds and other related damages and fees, to certain previously insured persons. The Life segment was fully reserved for this settlement and did not incur any related impact to its gain from operations for the year ended December 31, 2009. However, during the second quarter of 2009, several categories of the statement of income were impacted by the recording of the settlement as follows: premiums were decreased by $4.5 million, other income was decreased by $0.8 million, commissions were decreased by $0.9 million, and other operating costs and expenses were decreased by $4.5 million. For additional information on this settlement, refer to the discussion of the Perkins litigation in Note 16 to the Consolidated Financial Statements in our amended Form 10 Registration Statement, filed with the SEC on July 1, 2009.
Overall, 2008 earnings decreased compared to 2007. The decrease in earnings primarily resulted from certain non-recurring expenses, an increase in the benefit to revenue ratio, a decrease in net investment income, and the declining credit market. The non-recurring expenses related to lawsuit settlements and initial SEC registration expenses and implementation costs related to Sarbanes-Oxley compliance. The life benefits to revenue ratio increased from 49.6% for 2007 to 52.3% for 2008. An unexpected sales increase of higher issue age policies in 2007 resulted from one plan that was very competitively price at those higher ages. During 2008, we implemented a re-pricing of lifetime guarantee universal life plans to include increases in premiums at the higher issue ages to be more conservatively priced. Also, the declining credit market indirectly caused the loss of funding for a sizable number of life policies that were using a low-interest bank loan program to reduce the net insurance cost of the policies. The source of funding for a portion of the bank loans was discontinued, resulting in the withdrawal of cash values and the subsequent loss of gross margins of the related policies. In addition to the above, net investment income decreased due to a continued decline in overall portfolio rates on investments of the Life segment.

Premiums

Revenues from traditional life insurance products include scheduled premium payments from policyholders on whole life and term life products. These premiums are in exchange for financial protection for the policyholder from a specific insurable event, such as death or disability. The change in these premiums is impacted by new sales during the period and the persistency of in-force policies.

Premiums decreased for the years ended December 31, 2009 compared to 2008 and during 2008 compared to 2007. Related to the previously noted settlement payments, we recorded a reversal of $4.5 million. Excluding the effect of the settlement payments, premiums decreased $10.3 million for the year ended December 31, 2009. The decrease in premiums can be attributable to an increase in ordinary life ceded reinsurance premiums, which is the result of increasing YRT (“Yearly Renewable Term”) renewal premiums on the higher face amounts issued in 2007 and 2008. We do not expect to see this trend towards higher utilization of reinsurance on large face amounts to continue for new business issued in 2010. Also adding to the decrease was a drop in credit insurance premiums, which was a result of lower credit sales in the declining auto industry.

Other Policy Revenues

Other policy revenues include mortality charges, earned policy service fees, and surrender charges on interest sensitive life insurance policies. These charges increased for the year ended December 31, 2009 compared to 2008. Other policy revenues had also increased in 2008 compared to 2007. The increases were primarily due to higher mortality charges and fees, which are a result of the large volume of sales of lifetime secondary guarantee universal life products in 2007 and 2008.

Net Investment Income

Net investment income decreased for the year ended December 31, 2009 compared to 2008. The decrease reflects the increased amount of cash we held during the year and the lower yields on the cash. We will continue to hold onto our cash position until appropriate long-term investment opportunities arise. The significant cash position we hold in excess of normal liquidity needs are generally of short duration.

Net investment income in the Life segment decreased slightly for the year ended December 31, 2008 compared to 2007. This decrease was due to a small decline in the investment yield earned on the block of invested assets supporting the Life segment. We continuously manage the crediting rates on interest sensitive products to reflect the lower yields and maintain a suitable interest spread.

Non-interest sensitive life products, such as whole life and term life policies cannot be adjusted to reflect a change in earned investment rates. In a low interest rate environment, the effect of this lower yield earned directly impacts earnings.

Policy Benefits

Policy benefits include death claims, surrenders and other benefits paid to traditional whole life and term life policyholders (net of reserves released on terminated policies), reserve increases on existing traditional life policies (reflecting the passage of time on persisting policies in anticipation of future claims), claim benefits in excess of account balances returned to interest sensitive life policyholders, and interest credited on account balances.

Benefits increased slightly for the year ended December 31, 2009 compared to 2008. The increase was primarily the result of higher claim dollar values. Benefits increased for the 2008 compared to 2007. This increase was due to the claims and reserve costs associated with the $24.2 million increase in other policy revenues that occurred from the sales of universal life lifetime secondary guarantee policies, including an $11.0 million increase in reserve accrual expense.

Commissions

Commissions decreased for the year ended December 31, 2009 compared to 2008.  Related to the previously noted settlement payments, we recorded a reversal of $0.9 million. Excluding the effect of the settlement payments, commissions decreased $33.9 million for the year ended December 31, 2009. The decrease was primarily attributable to lower first year universal life premiums. Partially offsetting the decrease in commissions was the increase in renewal commissions at a lower rate on a large volume of business sold in 2008. In addition, credit life business experienced a decrease in sales for 2009 as a result of the downturn in the economy and the constraints of the credit markets. Commissions also decreased in 2008 compared to 2007. During 2008, we implemented a re-pricing of lifetime guarantee universal life plans to include increases in premiums at higher issue. As a result, we experienced a decrease in sales of interest sensitive products from the level of sales established in 2007.

Other Operating Costs and Expenses

Other operating costs and expenses decreased for the year ended December 31, 2009 compared to 2008. Related to the previously noted settlement payments, we recorded a reversal of $4.5 million in previously accrued expenses. Excluding the effect of the settlement payments, other operating costs and expenses decreased $33.4 million for the year ended December 31, 2009. The decrease was primarily due to a decrease in production bonuses, which is directly a result of lower sales in 2009. Additionally, there was a reduction in marketing expenses for our Direct Marketing channel. Other operating costs and expenses increased for the year ended December 31, 2008, compared to 2007. Much of this increase resulted from the non-recurring legal costs related to the two lawsuits, the Farm Bureau litigation in our multiple line marketing division and the Perkins litigation in the credit life marketing line. See Note 16 to the Consolidated Financial Statements in our amended Form 10 Registration Statement, filed with the SEC on July 1, 2009 for a discussion on these cases.

Change in Deferred Policy Acquisition Costs

The following table presents the components of the change in DAC for the years ended December 31, 2009, 2008 and 2007 (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage

Acquisition cost capitalized	$77,162	$129,031	$144,936	$(51,869)	40.2	$(15,905)	11.0
Amortization of DAC	(78,698)	(86,928)	(87,270)	8,230	9.5	342	0.4
Change in deferred policy acquisition costs	$(1,536)	$42,103	$57,666	$(43,639)	103.6	$(15,563)	27.0

We regularly review the underlying DAC assumptions, including future mortality, expenses, lapses, premium persistency, investment yields and interest spreads. Relatively minor adjustments to these assumptions can significantly impact changes in DAC. We monitor the amortization of DAC as a percentage of gross profits before DAC amortization, as a deterioration of this ratio could indicate an emergence of adverse experience affecting the future profitability of a particular block of business and, in turn, affect the recoverability of DAC from such future profits.

Acquisition costs capitalized decreased for the year ended December 31, 2009 compared to 2008. We also experienced a decrease in 2008 compared to 2007. These decreases resulted from the decline in production related compensation in first year commissions in our Independent Marketing Group. The amortization of DAC as a percentage of gross profits for the years ended December 31, 2009, 2008 and 2007 was 43.3%, 44.5 % and 41.1%, respectively. The change in the ratio for 2009 was primarily attributable to the premium refund lawsuit as previously discussed. The deterioration of the ratio in 2008 was a result of reduced gross profits from overall reduced profitability of the life business. Profitability was down due to decreased investment yields, increased surrenders and higher expenses due to our initial SEC registration and implementation costs related to Sarbanes-Oxley compliance.

An increase in the lapse rate would cause acceleration in DAC amortization; therefore, the lapse rate is an important measure of company performance. The average lapse/surrender rates in the Life segment were 10.7%, 10.5% and 10.1% for the years ended December 31, 2009, 2008 and 2007, respectively. These combined rates reflected both first year and renewal business. First year lapse rates are typically much higher on traditional life business than in later years. In general, stable or lower lapse rates are important toward maintaining profitability of the Life segment, as higher lapse rates will reduce the average life expectancy of the in-force block of business and could result in acceleration in the amortization of DAC. Over the course of 2007 through 2009, we experienced normal fluctuations in lapse rates.

Reinsurance

The table below summarizes reinsurance reserve and premium amounts assumed and ceded for the years ended December 31, 2009, 2008 and 2007 (in thousands):

		Reserves			Premiums
	Years Ended December 31,			Years Ended December 31,
	2009	2008	2007	2009	2008	2007

Reinsurance assumed	$19,514	$25,553	$28,413	$4,512	$8,460	$10,355
Reinsurance ceded	(160,934)	(147,523)	(124,316)	(74,577)	(80,826)	(66,068)
Total	$(141,420)	$(121,970)	$(95,903)	$(70,065)	$(72,366)	$(55,713)

We use reinsurance to mitigate excessive risk to the Company. Our current retention limit is $700,000 for traditional and universal life. Accidental death benefits and premium waiver benefits are fully retained on new business issued beginning in 2008. Increases in reserves and premium amounts ceded primarily reflect increased use of reinsurance in conjunction with treaties related to universal life products.

We periodically adjust our reinsurance program and retention limits as market conditions warrant, consistent with our corporate risk management strategy. While we have, in the past, reinsured up to 90% of new business, we are currently reinsuring newly developed permanent products on a modified excess retention basis, in which we reinsure mortality risk on a yearly renewable term basis, ceding a 75% quota share of policies with a face value of at least $500,000 up to our retention and then a 100% quota share in excess of retention. Term products are coinsured between 90% and 100% on a first-dollar quota share basis. The current term portfolio is also coinsured with a 90% quota share up to our retention and then a 100% quota share in excess of retention.

In the case of credit life business, we use reinsurance primarily as a means to provide producers of credit-related insurance products the opportunity to participate in the underwriting risk through offshore producer-owned reinsurance companies. The reinsurance treaties entered into by the Credit Insurance Division are normally written on a 100% coinsurance basis with benefit limits of $100,000 on credit life.

Our individual life reinsurance is primarily placed with highly rated companies, and we monitor the financial condition of those companies on a routine basis. For 2009, the companies where we have placed material amounts of reinsurance for the Life segment are shown in the table below (in thousands, except percentages):

			Percentage of
Reinsurer	A.M. Best Rating	Ceded Premiums	Total Gross Premium

Swiss Re Life and Health of America	A	$ 22,476	6.3%
Transamerica Life Insurance Company	A	10,728	3.0%
Munich	A+	10,782	3.0%
General Re Life Corporation	A++	8,175	2.3%
Revios/SCOR	A-	6,560	1.9%
Canada Life Reinsurance	A+	5,000	1.4%
Other Reinsurers with no single company
greater than 1% of the total		7,323	2.1%
Total life reinsurance ceded		$ 71,044	20.0%

Policy in-force information

The following tables summarize changes in the Life segments in-force amounts and policy counts (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Life insurance in-force:
Traditional life	$45,229,407	$45,007,657	$44,538,506	$221,750	0.5	$469,151	1.1
Interest sensitive life	24,218,843	24,863,199	24,144,561	(644,356)	(2.6)	718,638	3.0
Total life insurance in-force	$69,448,250	$69,870,856	$68,683,067	$(422,606)	(0.6)	$1,187,789	1.7

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Number of policies:
Traditional life	2,347,423	2,451,748	2,606,012	(104,325)	(4.3)	(154,264)	(5.9)
Interest sensitive life	174,738	175,553	176,628	(815)	(0.5)	(1,075)	(0.6)
Total number of policies	2,522,161	2,627,301	2,782,640	(105,140)	(4.0)	(155,339)	(5.6)

The decreasing trend in our policy count is attributable to new business activity being comprised of fewer, but larger face-value policies. However, we experienced higher levels of traditional life in-force, due to the larger face values on those policies.  The changes in the Life segment are relatively normal to our business.

Annuity
Comparison of Years Ended December 31, 2009, 2008 and 2007

We develop, sell and support a variety of immediate and deferred annuities, including fixed, equity-indexed and variable products. We sell these products through independent agents, brokers, financial institutions, and multiple line and employee agents. Segment financial results for the periods indicated were as follows (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Revenues:
Premiums	$220,284	$116,248	$222,748	$104,036	89.5	$(106,500)	(47.8)
Other policy revenues	14,756	19,915	24,486	(5,159)	(25.9)	(4,571)	(18.7)
Net investment income	449,035	374,023	364,607	75,012	20.1	9,416	2.6
Other income	(3,870)	(5,718)	345	1,848	(32.3)	(6,063)	(1,757.4)
Total revenues	680,205	504,468	612,186	175,737	34.8	(107,718)	(17.6)

Benefits, losses and expenses:
Policy benefits	249,709	142,867	249,878	106,842	74.8	(107,011)	(42.8)
Interest credited to policy account balances	311,580	237,612	232,605	73,968	31.1	5,007	2.2
Commissions	107,053	79,213	58,635	27,840	35.1	20,578	35.1
Other operating costs and expenses	59,254	45,491	35,030	13,763	30.3	10,461	29.9
Change in deferred policy acquisition costs	(62,013)	(20,690)	(911)	(41,323)	199.7	(19,779)	2,171.1
Total benefits, losses and expenses	665,583	484,493	575,237	181,090	37.4	(90,744)	(15.8)

Income (loss) before other items and federal income taxes	$14,622	$19,975	$36,949	$(5,353)	(26.8)	$(16,974)	(45.9)

Income from continuing operations decreased for the year ended December 31, 2009 compared to 2008 and during 2008 compared to 2007. A number of factors contributed to pressure on earnings, including compressed earned investment spreads, decreased annuity surrender charge revenue and certain non-recurring expenses. The expense increases are primarily due to consultant fees related to our initial SEC registration and implementation costs associated with Sarbanes-Oxley compliance. In addition, 2008 expenses increased due to lawsuit settlements. Interest spreads in 2009 were decreased from 2008 levels as a result of yields decreasing on a relatively large cash position, which slightly increased from 2008. We experienced similar events with our interest spread during 2008 compared to 2007, as our cash position had built up, as a result of the very large inflow of funds into fixed deferred annuities just as rates on short-term invested assets were starting to fall. The decreases in cash yield continues a trend first observed in 2008, but the decrease in 2009 was much more substantial than in 2008.

Surrender charge revenue decreased in 2009 compared to 2008 as a result of lower surrender volume. Also, our products with defined market value adjustment formulas, applicable to surrenders in the first ten years, had larger reductions to 2009 surrender charges due to positive market value adjustments. Surrender charge revenue also decreased in 2008 compared to 2007, despite the fact that total withdrawals increased from 2007 to 2008. This was a result of a shift in the proportion of surrenders that incurred surrender charges versus surrenders that did not incur charges. There was a larger number of policyholders who took advantage of an option provided under certain contracts that permits a withdrawal without penalty during a thirty-day window following the end of a guaranteed interest period. We expect to continue to see policyholders reaching their guarantee period surrender window and electing to surrender without penalty. As a result of the higher level of surrender activity on fixed deferred annuities in 2008 compared to 2007, DAC amortization expense increased, further contributing to the decrease in earnings.

Premiums

Annuity premium and deposit amounts received during the last three years are shown in the table below (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage

Fixed deferred annuity	$1,715,871	$1,573,237	$789,012	$142,634	9.1	$784,225	99.4
Equity indexed deferred annuity	239,664	85,334	90,327	154,330	180.9	(4,993)	(5.5)
Single premium immediate annuity	227,937	121,952	227,617	105,985	86.9	(105,665)	(46.4)
Variable deferred annuity	99,429	103,233	119,507	(3,804)	(3.7)	(16,274)	(13.6)
Total	2,282,901	1,883,756	1,226,463	399,145	21.2	657,293	53.6
Less: policy deposits	(2,062,617)	(1,767,508)	(1,003,715)	(295,109)	16.7	(763,793)	76.1
Total earned premiums	$220,284	$116,248	$222,748	$104,036	89.5	$(106,500)	(47.8)

Amounts received on single premium immediate annuities are classified as premiums and are taken immediately into income. Amounts received from deferred annuity policyholders and equity-indexed annuity policyholders are classified as deposits and are not immediately taken into income. Interest earned on the policyholder’s deposits is classified as income. Fees assessed against variable annuity policyholder funds are reported as income.

Fixed deferred annuity receipts for the year ended December 31, 2009 increased compared to 2008. The increase in sales of our fixed annuity products is a result of lower rates on competing products such as CD’s and money market funds. We can also attribute a portion of the increase to the economic environment. Equity-indexed deferred annuity sales also increased for the year ended December 31, 2009 compared to 2008. The increase in those sales was a result of investors accepting some risk in the pursuit of potentially higher returns. Equity-indexed annuities allow policyholders with greater risk tolerance to participate in equity returns while also having downside protection resulting from the guaranteed minimum returns defined in the product.

Fixed deferred annuity receipts increased in 2008 compared to 2007. The increase in premiums was the result of the economic circumstances leading investors to seek safer, less volatile investment avenues. Equity-indexed annuity premiums for the year ended December 31, 2008 compared to 2007 were relatively flat.

Single premium immediate annuities increased in 2009 compared to 2008. The increase in sales is a direct result of consumers’ search for a more stable retirement income. We believe this upward trend will continue as more investors nearing retirement will change asset distribution strategies. Premiums from single premium immediate annuities decreased for the year ended December 31, 2008 compared to 2007. In 2007, premium income had increased by $49.8 million from a small group of very large policies sold.

The competitiveness of rates on all our annuity products can change very quickly and premium income will reflect changes in our position relative to the financial marketplace. Cash flows from these products, therefore, can be somewhat volatile from period to period.

Variable annuity products are a relatively small portion of our annuity portfolio. Variable deferred annuity premiums and deposits decreased for the year ended December 31, 2009 compared to 2008 and during 2008 compared to 2007. These decreases are primarily attributable to our decision to not offer income guarantees on our variable annuity business.

Other Policy Revenues

Other policy revenues include surrender charges, variable annuity management and expense fees, other expense charges, and charges for riders on deferred annuities. Other policy revenues decreased for the year ended December 31, 2009 compared to 2008. We also experienced a decrease during 2008 compared to 2007. The decreases in other policy revenues are primarily a result of the decline in total collected surrender charges. The decrease in surrender charges in 2009 compared to 2008 resulted from lower surrenders. Also, in 2009 we had larger surrender charge reductions resulting from positive market value adjustments on contracts with defined market value adjustment formulas. In 2008, we had lower surrender charges compared to 2007, despite the fact that surrender volumes increased from 2007 to 2008. This was due to a change in the mix of surrenders between policyholders who incurred surrender charges and those where policyholders utilized their optional penalty-free withdrawal provisions. The annualized surrender rates on deferred annuities, which represent all withdrawals both full and partial, were 11.5%, 14.6% and 12.3% of account balances for 2009, 2008 and 2007, respectively.

Net Investment Income

Net investment income, which is a key component of the profitability of the Annuity segment increased for the year ended December 31, 2009 compared to 2008 and during 2008 compared to 2007. The increases were largely due to an increase in the asset base, brought about by an increase in the volume of in-force fixed deferred annuity account balances. In 2009, our fixed deferred annuity account values rose by $1.2 billion to $8.2 billion compared to an increase of $707.9 million in 2008 and $89.0 million in 2007. Also contributing to the increases in net investment income was the positive change in realized and unrealized gains on call option derivative. Call option derivative gains increased $29.8 million to $5.4 million during 2009. The increase in investment income in 2008 was partially offset by the $24.3 million negative market value adjustment on these call option derivatives. Note that the call option gains and losses are largely offset by related reserve adjustments on the embedded derivative in the associated equity-indexed annuity contracts. These embedded derivatives are reported as liabilities on the consolidated statement of financial position and are recorded and measured at fair value.

Realized and unrealized gains or losses on the derivative hedge portfolio are recognized in earnings as investment income. Equity-indexed annuities include a fixed host annuity contract and an embedded equity derivative. The gain or loss on the embedded option is recognized in earnings as interest credited to policyholders.

The following table details the gain or loss on derivatives related to equity-indexed annuities (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009	2008

Derivative gain/(loss)
included in net investment income	$5,380	$(24,400)	$(141)	$29,780	$(24,259)

Embedded derivative gain/(loss)
included in interest credited	$(8,138)	$23,184	$434	$(31,322)	$22,750

For a number of years, earnings in the Annuity segment have been pressured by a long-term trend of lower average yield rates on the bonds and mortgage loans supporting the reserves. Offsetting the effect of lower yield rates, crediting rates on interest sensitive products have been decreased accordingly where permitted by policy terms. Since approximately 90% of the Annuity segment is interest sensitive, offsetting credited rate adjustments are usually possible subject to minimum interest rate guarantees that may apply. All contracts also have minimum floor interest rate guarantees, and we have reconfigured the product portfolio to lower those guarantees in response to the current low interest rate environment.

Interest Spread and Account Values

We evaluate the performance of our Annuity segment primarily based on interest spreads earned compared to the required spreads in our pricing. Interest spread is the difference between investment income on assets supporting the product lines less benefits credited to policyholders, including interest credited to deferred annuities and reserve change on immediate annuities. In determining interest spread, deferred sales inducements, such as first-year interest bonuses, are excluded from the interest-credited measurement. The variable annuity spread is equal to the mortality and expense charge assessed against policyholder funds. The table below shows the interest spreads for the annuity products (in thousands, except percentages):

	Years Ended December 31,
	2009	2008	2007
Fixed deferred annuity
Interest spread (excluding first year sales inducements):
Dollar amount	$113,461	$111,545	$108,668
Annualized rate	1.51%	1.70%	1.76%

Variable deferred annuity
Mortality and expense charge:
Dollar amount	$4,096	$4,581	$4,498
Annualized rate	1.15%	1.24%	1.18%

Single premium immediate annuity (SPIA)
Gross interest and mortality margins:
Dollar amount	$5,377	$2,981	$5,454
Annualized rate	0.71%	0.43%	0.87%

Total annuity:
Gross interest margins including SPIA mortality:
Dollar amount	$122,934	$119,107	$118,620
Annualized rate	1.46%	1.65%	1.70%

The profits on fixed deferred annuity contracts and single premium immediate annuities are driven by the difference of interest spreads earned versus the required spread in our pricing and, to a lesser extent, other policy fees. When determining crediting rates for fixed deferred annuities, we consider current investment yields in setting new money crediting rates and look at average portfolio yields when setting renewal rates. Similarly, in pricing immediate annuity premium rates, we also evaluate expected long-term investment yields. In setting rates, we take into account target spreads established by pricing models while also factoring in price levels needed to maintain a competitive position. Target interest spreads vary by product depending on attributes such as interest bonus, interest guarantee term, and length of surrender charge period.

Interest spread income can vary from period to period due to factors such as yields on short-term (cash) investments, the portion of the portfolio invested in cash, commercial mortgage loan prepayments, bond make-whole premiums, product mix, and competition in the annuity market. Also, SPIA spreads are affected by differences in mortality experience from one period to the next, where mortality experience is the net result of actual reserves released due to death less the reserves expected to be released according to the underlying valuation mortality table.

Interest spread on fixed deferred annuities decreased 2008 to 2009 primarily as a result of a decreasing yield on our cash position, a decreasing yield on our bond positions, and our cash position being above target in proportion to the total asset portfolio. We will continue to hold our cash position until long-term investment opportunities arise.

The gross margin on single premium immediate annuities, which includes the effect of mortality, were 0.71%, 0.43% and 0.87% for 2009, 2008 and 2007, respectively.

A portion of the variable deferred annuity policies in the table above include guaranteed minimum death benefits. The total account value related to variable deferred annuity policies with guaranteed minimum death benefit features was $66.8 million, $60.4 million, and $99.3 million as of December 31, 2009, December 31, 2008, and December 31, 2007 respectively.

We are subject to equity market volatility related to these guaranteed minimum death benefits. We use reinsurance to mitigate the mortality exposure associated with such benefits. Our maximum guaranteed minimum death benefit exposure, before reinsurance, which represents the total exposure in the event that all annuitants die, was $6.6 million, $17.9 million, and $1.4 million as of December 31, 2009, December 31, 2008, and December 31, 2007 respectively.

 The decrease in the guaranteed minimum death benefit amount at risk in 2009 compared to 2008 was due to the partial recovery in the equity market from the 2008 market downturn. The increase in the guaranteed minimum death benefit amount at risk in 2008 since December 31, 2007 reflects increased risk resulting from the poor equity market conditions experienced in 2008. See the Reinsurance discussion below for additional information on our risk management techniques utilizing reinsurance.

Account Values –In addition to interest margins, we monitor account values and changes in account values as a key indicator of the performance of our Annuity segment. The table below shows the account values and the changes in these values as a result of net inflows, fees, interest credited and market value changes for 2009, 2008 and 2007 (in thousands):

	Years Ended December 31,
	2009	2008	2007

Fixed deferred annuity:
Account value, beginning of period	$6,918,365	$6,210,456	$6,121,475
Net inflows/(outflows)	930,417	487,410	(123,195)
Fees	(10,592)	(15,363)	(19,899)
Interest credited	313,175	235,862	232,075
Account value, end of period	$8,151,365	$6,918,365	$6,210,456

Variable deferred annuity:
Account value, beginning of period	$309,011	$429,505	$331,971
Net inflows	20,452	24,364	66,571
Fees	(4,096)	(4,582)	(4,498)
Change in market value and other	75,257	(140,276)	35,461
Account value, end of period	$400,624	$309,011	$429,505

Single premium immediate annuity:
Reserve, beginning of period	$701,141	$693,137	$557,866
Net inflows/(outflows)	84,785	(26,330)	107,861
Interest and mortality	34,369	34,334	27,410
Reserve, end of period	$820,295	$701,141	$693,137

Fixed Deferred Annuity – Account values associated with fixed deferred annuities increased for the year ended December 31, 2009 compared to 2008. We experienced an increase in account values during 2008 compared to 2007. The changes in account values were a result of an increase in sales of fixed deferred annuity products.

Net inflows for the year ended December 31, 2009 were $930.4 million compared to net inflows of $487.4 million for the year ended December 31, 2008. The increase is a result of higher sales, as previously noted above, and a decrease in outflows as a result of lower surrenders. Net inflows for 2008 were $487.4 million compared to net outflows of $123.2 million for 2007. The net inflows in 2008 rose as investors elected the safety of fixed deferred annuities over the volatility of other investment vehicles.

Fees charged against account values decreased for the year ended December 31, 2009 compared to 2008 and during 2008 compared to 2007. These fees include withdrawal charges levied against policies being partially withdrawn or fully surrendered. The decrease in fees reflects our continuing decline in income from surrender charges. Refer to the Other Policy Revenues discussion noted above, for further analysis on the decrease in surrender charges.

Variable Deferred Annuity: Variable deferred annuity account values increased for the year ended December 31, 2009 compared to 2008. The increase in account value was primarily due to market appreciation. Variable deferred annuity account values decreased during 2008 compared to 2007. The decrease was attributable to market decline, offset by net inflows.

Net inflows for the year ended December 31, 2009 were $20.5 million compared to net inflows of $24.4 million for the year ended December 31, 2008. Net inflows for 2007 were $66.6 million. Account values in 2008 were significantly affected by decreased equity values due to the significant declines in the financial markets that occurred during the fourth quarter. The average aggregate account values in-force in 2008 were, however, comparable to the average aggregate account values in-force in 2007.

Single Premium Immediate Annuity: Single premium immediate annuity reserves increased for the years ended December 31, 2009 compared to 2008 and during 2008 compared to 2007. The increases were primarily due to reserves established on inflows from new sales and accretion of reserves on existing policies due to interest and survivorship. Premium inflows from new sales were greater than payment outflows on existing business.

Net inflows were $84.8 million compared to net outflows of $26.3 million, reflecting a higher amount of sales in 2009. Net outflows for the year ended December 31, 2008 were $26.3 million, compared to net inflows of $107.9 million for 2007. This decrease is consistent with the decrease in new premiums received during 2008 compared with 2007, resulting in a net outflow in which benefits paid exceed premiums received.

Policy Benefits

Benefits consist of annuity payments and reserve increases on single premium immediate annuity contracts. Benefits increased for the year ended December 31, 2009 compared to the year ended December 31, 2008. The increase was due to higher single premium immediate annuity in-force volume resulting from increased single premium immediate annuity sales. These benefits decreased for the year ended December 31, 2008 compared to 2007. This decrease was primarily due to lower sales resulting in less reserve increase.

Interest Credited to Policy Account Balances

The increase in interest credited for the year ended December 31, 2009 compared to 2008 was primarily a result of increases in in-force fixed deferred annuity account balances due to new premiums and the change in embedded derivative gain/ (loss).

Interested credited increased in 2008 compared to 2007. This increase was primarily the result of the increased volume of in-force fixed deferred annuity account values due to issued business. The increase in interest credited resulting from in-force growth was offset by decreases in embedded derivative gain/ (loss).

Commissions

Commissions increased for the year ended December 31, 2009 compared to the year ended December 31, 2008. The increase was primarily due to increased sales. Commissions increased in 2008 compared to 2007, which was in line with the increase in premiums.

Other Operating Costs and Expenses

Other operating costs and expenses increased during 2009 compared to 2008.  These expenses also increased for the year ended December 31, 2008 compared to 2007. These were primarily the result of increases to our defined benefit pension costs and fees due to our initial SEC registration and expenses associated with Sarbanes-Oxley compliance. Also, there were expense increases that were attributable to agent production bonus payments resulting from the increased level of new business written.

Change in Deferred Policy Acquisition Costs

DAC on deferred annuities is amortized in proportion to gross profits. The change in DAC represents acquisition costs capitalized, net of changes in the amortization of existing DAC. The following table presents the components of change in DAC for the years ended December 31, 2009, 2008 and 2007 (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage

Acquisition cost capitalized	$126,768	$96,544	$71,723	$30,224	31.3	$24,821	34.6
Amortization of DAC	(64,755)	(75,854)	(70,812)	11,099	(14.6)	(5,042)	7.1
Change in deferred policy acquisition costs	$62,013	$20,690	$911	$41,323	199.7	$19,779	2,171.1

A performance measure of the Annuity segment is amortization of DAC as a percentage of gross profits. The amortization of DAC as a percentage of gross profits for the years ended December 31, 2009, 2008 and 2007 were 63.7%, 68.9% and 61.6%, respectively. The change in the ratio was primarily due to a lower lapse rate. The increase in the ratio during 2008 compared to 2007 was primarily due to higher lapses. A more complete discussion of policyholder persistency is given in the Policy Benefits and Interest Credited to Policy Account Balances sections above.

Acquisition costs capitalized increased in 2009 compared to 2008 and during 2008 compared to 2007. The increases were primarily attributable to higher sales of fixed deferred annuities, which resulted in increases to commissions and other operating costs and expenses.

Reinsurance

We employ reinsurance for guaranteed minimum death benefit risks on certain variable annuity contracts. Our maximum guaranteed minimum death benefit exposure, before reinsurance, which represents the total exposure in the event that all annuity policyholders die, was $6.6 million, $17.9 million and $1.4 million as of December 31, 2009, 2008, and 2007, respectively. After reinsurance, the net amounts at risk were $3.3 million, $9.9 million and $0.4 million respectively. All such guaranteed minimum death benefit reinsurance is with reinsurers rated “A” or higher by A.M. Best.

Health
Comparison of Years Ended December 31, 2009, 2008 and 2007

The Health segment has been primarily focused on supplemental and limited benefit coverage products including Medicare Supplement insurance for the aged population as well as hospital surgical and cancer policies for the general population. In 2009, premium volume for health insurance-related products was concentrated in our Medicare Supplement (39.7%) and hospital surgical (16.5%) lines. Our other health products include major medical insurance, credit accident and health policies, employer-based stop loss, and dental coverage. We distribute our health insurance products through our network of independent agents and managing general underwriters (“MGU’s”). Segment results for the periods indicated were as follows (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Revenues:
Premiums	$309,701	$290,883	$283,765	$18,818	6.5	$7,118	2.5
Net investment income	15,992	16,566	16,710	(574)	(3.5)	(144)	(0.9)
Other income	10,382	13,252	13,048	(2,870)	(21.7)	204	1.6
Total premiums and other
revenues	336,075	320,701	313,523	15,374	4.8	7,178	2.3

Benefits and expenses:
Policy benefits	239,407	223,055	209,840	16,352	7.3	13,215	6.3
Commissions	51,717	43,219	39,342	8,498	19.7	3,877	9.9
Other operating costs and expenses	62,134	69,961	57,975	(7,827)	(11.2)	11,986	20.7
Change in deferred policy acquisition costs	5,017	5,023	5,774	(6)	(0.1)	(751)	(13.0)
Total benefits and expenses	358,275	341,258	312,931	17,017	5.0	28,327	9.1

Income (loss) before other items and federal income taxes	$(22,200)	$(20,557)	$592	$(1,643)	8.0	$(21,149)	(3,572.5)

Earnings for the Health lines of business experienced a slight decline in 2009 relative to 2008. During 2009, earnings were negatively impacted by one-time charges of $5.9 million which included a $2.8 million marketing expense (refer to the “other operating costs and expenses” section below) as well as several large claims incurred on our major medical product. Earnings for 2008 decreased from the relatively break-even earnings of 2007. The one-time charges during 2008 included legal settlements and reinsurance write offs that negatively impacted earnings by $19.8 million. Excluding one-time charges, earnings for 2008 would have approximated a break-even point.

During the second quarter of 2009, we paid premium refunds as a result of a class action settlement made by us in May, 2007. The refunds on the credit accident and health product resulted in issuing $12.4 million of settlement payments comprised of credit accident and health premium refunds and other related damages and fees, to certain previously insured persons. The Health segment was fully reserved for this settlement and did not incur any related impact to its loss from operations during the year ended December 31, 2009. However, during the second quarter of 2009, several categories of the consolidated statements of income were impacted by the recording of the settlement as follows: premiums decreased by $4.3 million, other income decreased by $0.8 million, commissions decreased by $0.9 million, and other operating costs and expenses decreased by $4.3 million. For additional information on this settlement, refer to the discussion of the Perkins litigation within Note 16 to the Consolidated Financial Statements in our amended Form 10 Registration Statement, filed with the SEC on July 1, 2009.

During 2009, as a matter of standard practice, our Health segment’s management requested an outside firm to review the records of one of our MGU’s. This review resulted in the following adjustments, which were recorded in the year ended December 31, 2009 (the “review adjustments”): $23.6 million increase in premiums, $12.9 million increase in policy benefits and $10.7 million increase in commissions. These review adjustments had no material net impact to the Consolidated Statements of operations for 2009.

Premiums

The Health segment’s earned premiums increased for the year ended December 31, 2009 when compared to the same period in 2008. Related to the previously noted settlement payments, we recorded premium reversals of $4.3 million. Excluding the effect of the settlement payments, premiums increased approximately 7.9% during 2009. The increase was primarily driven by premium rate increases on our Medicare Supplement and hospital surgical products as well as the review adjustments described above. The aforementioned increase was partially offset by a decline in premiums earned on our major medical product. Our in-force product mix has continued to change by shifting away from our comprehensive, higher-priced major medical product to our less comprehensive lower-priced hospital surgical product; we expect this trend to continue in 2010 and beyond.

The increase in earned premium for the year ended December 31, 2008 as compared to the same period in 2007 was driven in large part by new business generated from our Medicare Supplement and hospital surgical products, which was partially offset by the decline in new policies being written on our major medical product.

Premiums for the periods indicated are as follows (in thousands, except percentages):

	Year Ended December 31, 2009		Year Ended December 31, 2008		Year Ended December 31, 2007
	Premiums		Premiums		Premiums
	dollars	percentage	dollars	percentage	dollars	percentage

Medicare Supplement	$123,102	39.7%	$120,757	41.5%	$114,283	40.3%
Managing general underwriter	34,015	11.0%	13,160	4.5%	15,054	5.3%
Group	33,484	10.8%	33,758	11.7%	33,492	11.8%
Major medical	29,580	9.6%	38,951	13.4%	49,313	17.4%
Hospital surgical	51,136	16.5%	39,340	13.5%	24,228	8.5%
Long-term care	1,970	0.6%	2,719	0.9%	3,437	1.2%
Supplemental insurance	8,146	2.6%	8,213	2.8%	8,574	3.0%
Credit accident and health	19,627	6.3%	24,676	8.5%	25,471	9.0%
All other	8,641	2.9%	9,309	3.2%	9,913	3.5%
Total	$309,701	100.0%	$290,883	100.0%	$283,765	100.0%

Our in-force policies as of the dates indicated are as follows:

	As of December 31, 2009		As of December 31, 2008		As of December 31, 2007
	Certificates/Policies		Certificates/Policies		Certificates/Policies
	number	percentage	number	percentage	number	percentage

Medicare Supplement	58,627	8.9%	60,264	8.2%	57,162	7.5%
Managing general underwriter	81,571	12.4%	124,829	17.0%	139,683	18.4%
Group	23,890	3.6%	21,409	2.9%	20,882	2.8%
Major medical	3,453	0.5%	4,884	0.7%	7,509	1.0%
Hospital surgical	14,915	2.3%	15,468	2.1%	10,526	1.4%
Long-term care	1,919	0.3%	2,055	0.3%	2,229	0.3%
Supplemental insurance	44,138	6.7%	47,133	6.4%	51,409	6.8%
Credit accident and health	309,695	47.2%	323,158	44.0%	319,285	42.2%
All other	118,061	18.1%	135,921	18.4%	148,780	19.6%
Total	656,269	100.0%	735,121	100.0%	757,465	100.0%

Net Investment Income

Net investment income remained relatively consistent for 2009, 2008 and 2007. Refer to the Investments discussion below for further analysis.

Policy Benefits

The benefit ratio, measured as the ratio of claims and other benefits to premiums, increased slightly to 77.3% for 2009 from 76.7% for 2008. The hospital surgical and major medical lines were the largest drivers of the increase in benefit ratio. The MGU line had a decrease in benefit ratio, which helped offset the increase from the hospital surgical and major medical lines. The increase in benefit ratio on the hospital surgical line is primarily attributable to aggressive rates and underwriting practices in prior periods. Rate increases to this line were made over the last two years, and we anticipate that these rate increases will positively impact the benefit ratio on this line in 2010. The increase in benefit ratio on the major medical product line is primarily the result of several large claims incurred in early 2009. Corrective rate actions to this line continue to be made and we anticipate that these rate increases will positively impact the benefit ratio on this line in 2010 as well.

 In 2009, the benefit ratio was positively impacted by the review adjustments described above. The 2008 benefit ratio was negatively impacted by expenses associated with litigation involving one MGU that resulted in $8.9 million of reinsurance write offs in the first quarter of 2008. We have terminated our relationship with this particular MGU.

The benefit ratio, increased to 76.7% for the year ended December 31, 2008 from 73.9% for the same period in 2007. Much of the $13.2 million increase from 2007 to 2008 was attributable to the $8.9 million of reinsurance write offs in 2008 (discussed in the above paragraph). Excluding the impact of these reinsurance write offs, the benefit ratio was flat year over year.

As of December 31, 2009, the Health claim reserve had increased $3.1 million to $115.9 million from $112.8 million as of December 31, 2008. The increase was primarily due to an increase in the benefit ratio in 2009.

The Health claim reserve decreased $0.6 million to $112.8 million for 2008 as compared to $113.3 million for 2007. This decrease in Health claim reserves was due to the decline of the major medical business.

Commissions

Commissions increased for the year ended December 31, 2009 as compared to the same period in 2008. The majority of the increase was attributed to the review adjustments described above. The increase was partially offset by lower commissions incurred on our credit accident and health product, which resulted from a decline in related earned premiums.

Commissions increased approximately 9.9% in 2008 when compared to 2007. This increase was primarily generated by an increase in earned premiums and the resulting higher first year commissions. Initial year policies pay at higher commission rates than renewal policies.

Other Operating Costs and Expenses

For the year ended December 31, 2009, other operating costs and expenses decreased 11.2% when compared to the same period in 2008. We recorded a reversal of $4.3 million related to the settlement payments noted above. Excluding the effect of the settlement payments, other operating costs and expenses decreased 5.0% in 2009 when compared to 2008. The decrease was primarily attributed to the absence of a $10.9 million legal reserve for the previously noted settlement payments, which was established in September 2008. The foregoing decrease was partially offset by increases in an excise tax on reinsured foreign premiums, employee benefits, information technology consulting fees and a one-time marketing expense of $2.8 million for the write-off for agents’ balances as part of reconciliations performed during 2009.

Other operating costs and expenses increased 20.7% for the year ended December 31, 2008 as compared to the same period in 2007. The biggest driver for this increase was the establishment of a $10.9 million legal reserve for the previously noted settlement payments during 2008. Expenses unrelated to this litigation increased by $1.0 million over the prior year or 1.7%, consistent with increases in premiums.

Change in Deferred Policy Acquisition Costs

Health premiums are recognized as revenue when due, but certain expenses associated with the acquisition of new business, such as commissions, are incurred before premiums can be earned. In order to recognize profits over the life of the policy, the expenses are deferred as DAC and amortized over the life of the policy. Generally, we expect the change in DAC expense to continue to follow changes in the in-force block by policy duration.

The following table presents the components of change in DAC for the years ended December 31, 2009, 2008 and 2007 (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage

Acquisition cost capitalized	$16,729	$22,762	$18,735	$(6,033)	(26.5)	$4,027	21.5
Amortization of DAC	(21,746)	(27,785)	(24,509)	6,039	(21.7)	(3,276)	13.4
Total change in DAC	$(5,017)	$(5,023)	$(5,774)	$6	(0.1)	$751	(13.0)

The change in DAC expense remained flat in 2009 and had minimally decreased in 2008 from 2007.

From 2008 to 2009, the change in DAC was primarily driven by a reversal of acquisition costs previously capitalized and related amortization expense associated with the previously noted settlement payments.

The decrease in DAC from 2007 to 2008 was primarily attributed to an increase in acquisition costs capitalized which resulted from increased sales of our Medicare Supplement product. This was offset by an increase in amortization of DAC, which was mainly attributed to the aforementioned increase in acquisition costs capitalized.

As of December 31, 2009, the Health related DAC balances were $69.9 million compared to $74.9 million as of December 31, 2008. The $5.0 million decrease in DAC reflects a reversal of acquisition costs previously capitalized and related amortization expense associated with the previously noted settlement payments as well as a reduction in the acquisition costs capitalized due to the decline in new production of our Medicare Supplement and credit accident and health products.

Reinsurance

For the major medical business, we use reinsurance on an excess of loss basis. Our retention limit is $500,000 per claim on these types of policies. Certain amounts of stop-loss and other types of catastrophe health reinsurance programs are also reinsured. We manage these risks by reinsuring over 90% of the risk to highly rated reinsurance companies. We also maintain some reinsurance on a quota share basis for our long-term care and disability income business.

Reinsurance is also used in the credit accident and health business. In certain cases, and especially in the auto retail market, we may also reinsure the policy written with a dealer-owned (producer-owned) captive reinsurer. This arrangement allows the dealerships to also participate in the performance of these credit accident and health contracts.

At December 31, 2009, the companies where we have placed material amounts of reinsurance for the Health segment are shown in the table below (in thousands, except percentages):

	A.M. Best	Ceded	Percentage of
Reinsurer	Rating	Premiums	Total Gross Premium
Motors Insurance Corp.	A-	$ 45,574	10.4%
Munich American Reinsurance Company	A+	15,437	3.5%
Transatlantic Re	A	14,458	3.3%
United States Fire Insurance Company	A	10,336	2.4%
Maiden Re	A-	6,764	1.6%
Other reinsurers with no single company
greater than 1% of the total		34,416	7.9%
Total health reinsurance ceded		$ 126,985	29.1%

Property and Casualty
Comparison of Years Ended December 31, 2009, 2008 and 2007

Property and Casualty business is written through our multiple line agents and Credit Insurance Division agents. Evaluation of our property and casualty insurance operations is based on the total underwriting results (net premiums earned less incurred losses and loss expenses, policy acquisition costs and other underwriting expenses) and the following ratios:

•	Loss and loss adjustment expense ratio (“loss ratio”), which is calculated by dividing policy benefits by net premiums earned;

•	Underwriting expense ratio (“expense ratio”), which is calculated by dividing all expenses related to the issuance of new and renewal policies by net premiums earned; and

•	Combined ratio, which is the sum of the loss ratio and the expense ratio.

A combined ratio under 100% generally indicates an underwriting profit, while a ratio greater than 100% indicates an underwriting loss. The combined ratio does not include net investment income, other income or federal income taxes.

Our Property and Casualty segment results for the periods indicated were as follows (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Revenues:
Net premiums written	$1,307,762	$1,184,686	$1,191,113	$123,076	10.4	$(6,427)	(0.5)
Net premiums earned	$1,159,509	$1,182,026	$1,177,217	$(22,517)	(1.9)	$4,809	0.4
Net investment income	66,175	69,348	75,041	(3,173)	(4.6)	(5,693)	(7.6)
Other income	7,064	8,973	8,623	(1,909)	(21.3)	350	4.1
Total premiums and other revenues	1,232,748	1,260,347	1,260,881	(27,599)	(2.2)	(534)	(0.0)

Benefits and expenses:
Policy benefits	923,064	939,854	818,230	(16,790)	(1.8)	121,624	14.9
Commissions	209,203	226,100	217,043	(16,897)	(7.5)	9,057	4.2
Other operating costs and expenses	124,266	132,601	110,705	(8,335)	(6.3)	21,896	19.8
Change in deferred policy acquisition costs	(8,151)	(9,669)	(7,639)	1,518	(15.7)	(2,030)	26.6
Total benefits and expenses	1,248,382	1,288,886	1,138,339	(40,504)	(3.1)	150,547	13.2

Income before other items and federal income taxes	$(15,634)	$(28,539)	$122,542	$12,905	(45.2)	$(151,081)	(123.3)

Loss ratio	79.6%	79.5%	69.5%	0.1		10.0
Underwriting expense ratio	28.1%	29.5%	27.2%	(1.4)		2.3
Combined ratio	107.7%	109.0%	96.7%	(1.3)		12.3

Effect of net catastrophe losses on combined ratio	7.8%	11.1%	2.7%	(3.3)		8.4

The Property and Casualty net loss improved in 2009 compared to 2008 due to a $40.5 million decrease in net catastrophe losses from those we experienced in 2008, partially offset by a $17.1 million increase in non-catastrophe related policy benefits and by a decrease in net premiums earned.

The near record level of catastrophe losses experienced in 2008 negatively impacted earnings compared to those in 2007. Hurricanes Gustav and Ike, along with the increased frequency of tornadoes and hailstorms in the Midwestern and Southeastern states, resulted in a $99.1 million increase in catastrophe losses, net of reinsurance, during 2008. Net loss for 2008 was also negatively impacted by a $21.9 million increase in other operating costs and expenses, largely due to litigation related costs.

Net Premiums Written and Earned

Net premiums written is a measure of the premiums charged for policies issued during a fiscal period. Property and casualty premiums are recognized as earned premiums proportionately over the contract period. The majority of our automobile policies have terms of six months to one year while our credit related property policies have terms of six months to five years, depending on the related loan period. All other policies, such as homeowners’ policies and the agribusiness product policies, have terms of twelve months. The portion of the premiums written applicable to the unexpired terms of the policies are recorded as unearned premiums on our consolidated balance sheet.

Net premiums written increased in 2009 compared to 2008 due to increases in our homeowner and credit related property insurance products. These increases were offset by decreases in our personal auto and workers’ compensation insurance products. These are discussed in further detail in the “Products” discussions below.

Net premiums written decreased in 2008 compared to 2007, reflecting a $27.0 million decrease in personal and commercial auto net premiums written. The decrease was due to high levels of competition in these lines, combined with a $5.6 million reinsurance reinstatement premium and higher overall reinsurance costs. The decreases in net premiums written were partially offset by a $17.4 million increase in credit insurance for 2008 compared to 2007.

We continue to take a disciplined approach to evaluating and pricing risks. Disciplined underwriting, which seeks to accept suitable risks only at a fair price, will result in underwriting profitability in the long-term. We expect total property and casualty net premiums written to remain stable or slightly decrease in 2010, as a result of targeted rate activity in personal and commercial auto and homeowners, offset by a resulting slight decrease in policy counts. We expect increased or flat growth of our credit-related insurance products as the recession-driven decline in new car sales and other consumer goods, and the continued tight credit environment to begin to ease and some stabilization to return during 2010.

Reinsurance costs increased slightly, 0.9%, for 2009 renewals as the cost of additional catastrophe reinsurance coverage purchased was offset by lower costs due to an increase in catastrophe reinsurance market capacity and the Company’s management of its catastrophe exposure. Refer to the discussion of our reinsurance program and the effect on the consolidated financial statements, under Part I, Item 1, Business.

Net premiums earned decreased in 2009 compared to 2008 as a result of a $16.7 million and a $5.3 million decrease in our personal auto and workers’ compensation insurance products, respectively. These are discussed in further detail in the “Products” discussions below.

Net premiums earned increased in 2008 compared to 2007 as a result of a 2007 reduction of $11.2 million relating to the increase in our estimate of retrospective premium adjustments payable on auto and homeowner policies with no reported losses for three years. Excluding the effect of this adjustment, earned premium decreased $6.4 million, primarily due to decreases in personal and commercial auto net premiums written for the year ended December 31, 2008 and a $5.6 million reinsurance reinstatement premium due to catastrophe activity in 2008.

Net Investment Income

Net investment income continued to decrease in 2009 as compared to 2008, as it did in 2008 as compared to 2007. This decrease is due to the increasing amount of cash in our portfolio each year due to a lack of appropriate long-term investment opportunities.

Policy Benefits

Policy benefits include loss and loss adjustment expenses incurred on property and casualty policies.

The loss ratio for 2009 remained relatively unchanged from 2008, due to increases in claims in personal auto, workers’ compensation and credit insurance products, offset by the decrease in net catastrophe experience. These are discussed in further detail in the “Products” discussion below. The increase in loss ratio for 2008 as compared to 2007 was due to the significant level of net catastrophe losses during 2008, particularly compared to the low level of losses in 2007. 2008 was a busy year for natural catastrophes in the United States compared to 2007, which was relatively mild.

For the year ended December 31, 2009, gross catastrophe losses decreased to $80.9 million, compared to $191.6 million and $32.4 million for the years ended December 31, 2008 and 2007, respectively. Estimated reinsurance recoveries on all catastrophe losses were ($9.4) million for the year-end December 31, 2009 and $60.8 million for the year ended December 31, 2008. There were no material reinsurance recoveries on catastrophe losses for the year ended December 31, 2007.

The negative amount of estimated reinsurance recoverables for 2009 arise mainly from a decrease in the ultimate gross loss estimates for Hurricanes Ike and Gustav at December 31, 2009 compared to December 31, 2008. These 2008 hurricanes produced losses, which are recoverable under our reinsurance program, and a decrease in the ultimate gross loss estimates resulted in a decrease in estimated reinsurance recoverables as well.

Net catastrophe losses contributed to a 7.8% increase and an 11.1% increase in the combined ratio during 2009 and 2008, respectively, compared to only a 2.7% increase in 2007. The property losses as a result of catastrophes are a part of the normal variability in this segment and are the result of differences in both the frequency and severity of catastrophic events. We continue to evaluate and manage our aggregate catastrophe risk exposures, and manage our risk with targeted rate activity and purchasing additional reinsurance coverage where we believe it is cost efficient to do so.

        Over the last five years, we have suffered our worst three catastrophe years in our history. These years include hurricanes Katrina and Rita in 2005, Ike and Gustav in 2008 along with record Midwest storms in 2008 and an abnormally high number of Midwest storms in 2009 particularly impacting Colorado and Oklahoma, which are some of our larger states. A number of actions have been taken to reduce our exposure to catastrophic losses such as reducing coastal exposure, increased spread of risk and lower reinsurance retentions for our 2010 program. Implementation of these actions are expected to result in substantially improved results even if the high catastrophe losses of 2005, 2008, or 2009 were to repeat.

Commissions and Change in Deferred Policy Acquisition Costs

Commissions decreased in 2009 compared to 2008 as the result of a $9.6 million decrease in credit related insurance commissions due to a shift in our credit insurance products towards those with lower commission structures. Commissions on personal and commercial auto policies also decreased compared to the same period in 2008 due to reductions in net premiums earned in these lines as well as an overall decrease in bonuses.

Commissions increased in 2008 compared to 2007 as the result of a $9.5 million increase in credit related insurance commissions due to an increase in net premiums earned, attributable to the growth of our credit-related property products, which generally have a higher commission rate than our other products. This increase was partially offset by lower commissions on personal and commercial auto policies, which reported lower net premiums earned in 2008 compared to 2007.

The decrease in deferred policy acquisition costs was less in 2009 compared to 2008 due to the decrease in commissions noted above during the period, and was larger in 2008 compared to 2007 due to the increase in commissions during 2008. A positive change in DAC represents a reduction to DAC and a decrease in expenses being deferred for the period, while a negative change represents an increase to DAC as a result of an increase in expenses for the period.

Other Operating Costs and Expenses

Other operating costs and expenses decreased for the year ended December 31, 2009 compared to the same period in 2008. The decrease was due to the Farm Bureau lawsuit resulting in a one-time accrual of $7.4 million in expenses during the third quarter of 2008. For additional information on this lawsuit, refer to our Commitments and Contingencies footnote within the Notes to the Consolidated Financial Statements in Item 8 “Financial Statements and Supplementary Data.”

The increase at year end December 31, 2008 compared to the same period in 2007 was also a result of litigation related costs primarily in connection to the lawsuit noted above, as well as increased salary costs of $4.3 million, allocated pension costs of $2.5 million, and increased professional services fees of $2.2 million related to preparing for compliance with SEC and Sarbanes-Oxley requirements.

Products

Our Property and Casualty segment consists of three product lines: (i) Personal Lines products, which we market primarily to individuals representing 54.6% of net premiums written, (ii) Commercial Lines products, which focus primarily on businesses engaged in agricultural and other targeted markets representing 24.2% of net premiums written, and (iii) Credit related property insurance products which are marketed to financial institutions and retailers and representing 21.2% of net premiums written. Segment results by product for the periods indicated (in thousands, except percentages) were as follows:

Product Discussion – Personal Products

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Net premiums written
Auto	$456,960	$462,545	$484,310	$(5,585)	(1.2)	$(21,765)	(4.5)
Homeowner	217,963	203,516	207,093	14,447	7.1	(3,577)	(1.7)
Other Personal	38,815	34,610	30,452	4,205	12.1	4,158	13.7
Total net premiums written	713,738	700,671	721,855	13,067	1.9	(21,184)	(2.9)

Net premiums earned
Auto	452,754	469,425	479,722	(16,671)	(3.6)	(10,297)	(2.1)
Homeowner	208,558	205,764	199,126	2,794	1.4	6,638	3.3
Other Personal	37,283	31,990	30,241	5,293	16.5	1,749	5.8
Total net premiums earned	$698,595	$707,179	$709,089	$(8,584)	(1.2)	$(1,910)	(0.3)

Loss ratio
Auto	83.9%	78.0%	76.0%	5.9		2.0
Homeowner	100.6%	111.0%	68.4%	(10.4)		42.6
Other Personal	44.9%	87.7%	84.4%	(42.8)		3.3
Personal line loss ratio	86.8%	88.1%	74..2%	(1.3)		13.9

Combined Ratio
Auto	104.9%	101.6%	97.3%	3.3		4.3
Homeowner	122.8%	138.0%	94.2%	(15.2)		43.8
Other Personal	51.3%	110.1%	90.5%	(58.8)		19.6
Personal line combined ratio	107.4%	112.6%	96.1%	(5.2)		16.5

Personal Automobile: We continued to see reductions in our personal automobile premium rates due to a highly competitive marketplace during the first half of 2009. Net premiums earned decreased in 2009 compared to 2008, and during 2008 compared to 2007 despite flat policy counts during these periods. We implemented premium rate increases during the second half of 2009, and expect to see downward pricing pressures continue to ease as 2010 progresses. We will continue to concentrate on our strategy of improving profitability through disciplined underwriting and targeted rate activity.

A portion of the decrease in net premiums earned during 2009 was due to an internal review of our methodology for establishing reserves for our “Cashback” program, which refunds a portion of premiums paid on homeowners and auto policies within certain product lines and certain states. This resulted in a $4.6 million decrease during the second quarter of 2009.

The loss ratio has steadily increased since 2007 primarily due to an increase in the severity of claims each year coupled with the continued decline of net premiums earned. In recent years, we have experienced a decrease in loss frequency offset by a significant increase in loss severity. The increase in loss severity is due to increased bodily injury claims, increased litigation costs and increased property damage liabilities.

The combined ratios for 2009 (projected), 2008 and 2007 are comparable to the industry average for the same periods of 99.3%, 100.3%, and 98.3%, respectively, per A.M. Best’s is “U.S. Property/Casualty-Review and Preview”. Our 2009-combined ratio was slightly above average due to our decline in net premiums earned outpacing the industry average.

Homeowners: Net premiums earned have continued to increase slightly since 2007 due to rate increases across the entirety of this product line, as well as increases in policyholder-insured values as replacement and repair costs continue to increase even amidst declining home values. During the same period, this increase in premiums was offset by policy count decreasing by approximately 2.0% each year.

Policy benefits and the loss ratio decreased in 2009 compared to 2008 due to the $40.5 million decrease in catastrophe experience from the prior year and a decline in loss reserves of $17.8 million, offset by a decrease in reinsurance ceded losses from $35.8 million in 2008 to $0.2 million in 2009.

The significant increase in policy benefits and the loss ratio for 2008 compared to 2007 was due to the record level of catastrophe losses. Gross catastrophe losses for 2008 were $191.6 million, of which $132.9 million was attributable to homeowners’ claims from 2008 catastrophe occurrences, compared to $63.4 million for 2009 and $22.5 million for 2007. Estimated reinsurance recoveries on all catastrophe losses were $60.8 million for 2008, with no material recoveries for 2009 or 2007.

Prudent actions to generate profitable premium growth and reduce earnings volatility will continue. Evaluation and managing our risk with targeted rate activity will continue along with purchasing additional reinsurance coverage where we believe it is cost efficient to do so. We will continue to replace lost in-force policies with new business and increase insured values for our in-force book as necessary. However, we also expect the continued low level of new home sales and the economic recession to negatively impact premium growth, as consumers increase deductibles and reduce coverages to lower insurance costs.

The expense ratio decreased in 2009 due to the litigation expense noted in the “Other Operating Costs and Expenses” discussion above, combined with a greater amount of expenses being deferred through our updated deferral estimates. The increase in 2008 from 2007 was primarily a result of the litigation expense and modest increases in staffing levels.

The combined ratios for 2009 (projected), 2008 and 2007 are comparable to the industry-combined ratios per A.M. Best of 105.5% (projected), 117.0%, and 95.7%, respectively. Our combined ratio was negatively impacted in 2009 and 2008 due to our concentration of business in the Midwest, which experienced increased catastrophe losses, resulting in a combined ratio 17.3% and 21.0% above the industry average, respectively. Conversely, our combined ratio benefited from our geographic concentration and the unusually low level of catastrophe losses in 2007, resulting in a combined ratio below the industry average.

Other Personal: The other personal product line is comprised primarily of watercraft, rental-owner and umbrella coverages for individuals seeking to protect their personal property. While historically this was not a significant piece of our personal insurance business, we continue to see promising growth in premium counts and operating results as our agents continue to increase our business with our current customers.

Net premiums earned increased significantly in 2009 after a slight increase in 2008 due to increasing numbers of policy counts each year in addition to increases in policy premiums. The loss ratio decreased significantly during 2009 as a result of the increasing net premiums as well as a decrease in claim frequency.

The combined ratio fell in 2009 due to the increase in premiums and decrease in catastrophe experience from 2008. The increase in 2008 compared to 2007 was also due to the significant catastrophe experience in 2008. Segment results by product for the periods indicated (in thousands, except percentages) were as follows:

Product Discussion – Commercial Products

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Net premiums written
Agribusiness	$101,074	$101,243	$93,664	$(169)	(0.2)	$7,579	8.1
Auto	88,642	95,155	100,397	(6,513)	(6.8)	(5,242)	(5.2)
Other Commercial	127,291	139,266	144,281	(11,975)	(8.6)	(5,015)	(3.5)
Total net premiums written	317,007	335,664	338,342	(18,657)	(5.6)	(2,678)	(0.8)

Net premiums earned
Agribusiness	105,921	105,230	95,402	691	0.7	9,828	10.3
Auto	91,074	96,574	96,232	(5,500)	(5.7)	342	0.4
Other Commercial	125,855	137,971	139,051	(12,116)	(8.8)	(1,080)	(0.8)
Total net premiums earned	$322,850	$339,775	$330,685	$(16,925)	(5.0)	$9,090	2.7

Loss ratio
Agribusiness	90.1%	87.5%	71.9%	2.6		15.6
Auto	74.3%	76.3%	75.6%	(2.0)		0.7
Other Commercial	76.9%	71.2%	61.0%	5.7		10.2
Commercial line loss ratio	80.5%	77.7%	68.4%	2.8		9.3

Combined ratio
Agribusiness	126.8%	117.7%	105.1%	9.1		12.6
Auto	96.9%	99.3%	99.8%	(2.4)		(0.5)
Other Commercial	106.4%	95.8%	86.3%	10.6		9.5
Commercial line combined ratio	110.4%	103.6%	95.6%	6.8		8.0
Agribusiness Product: Our agribusiness product allows policyholders to customize and combine their coverage for residential and household contents, buildings and building contents, farm personal property and liability. Net premiums earned remained flat in 2009 compared to 2008, while 2008 increased over 2007. The increase in 2008 was primarily the result of rate increases initiated during 2007 that were fully earned in 2008 and remained in effect in 2009.

The loss ratio has been steadily increasing since 2007, as a result of storm and weather related losses. We expect variability in this line, which is sensitive to the frequency and severity of storm and weather related losses, and expect the loss ratio to normalize in 2010.

The combined ratio has been steadily increasing as premiums in this product have not decreased as it has in some of the other products and it is becoming a larger portion of our business, which results in more costs being allocated to it.

Commercial Automobile: While we continue to focus on strengthening underwriting and improving pricing, renewal prices continued to decrease in 2009 compared to 2008 and 2007, resulting in downward pressure on net premiums written and earned. Net premium earned decreased slightly in 2009 as rate decreases initiated in 2008 continue to be realized. We expect this downward trend to level off during 2010, and begin to reverse in the second half of 2010 as newly implemented rate increases begin to take effect.

The decrease in the loss ratio during 2009 reflects our disciplined underwriting and focus on appropriate risks at a fair price, offset by the decrease in net premiums earned. The minimal increase in 2008 was the result of a slight increase in storm and weather related claims in 2008, compared to the relatively low number in 2007.

The combined ratios for 2009 (projected), 2008 and 2007 are comparable to the industry average for the same periods of 97.0%, 96.8% and 94.2%, respectively, per A.M. Best.

Other Commercial: Net earned premiums have been decreasing since 2007, as a result of our workers’ compensation product and small business coverages continuing to decline in the current economic environment. Premiums for our workers’ compensation product are tied to company payrolls, which have been steadily decreasing since the middle of 2007 as unemployment continued to rise. Our small business coverages continue to lose policies as customers go out of business, as well as a lowering premium per policy as businesses reduce coverages and increase deductibles in an effort to cut costs.

The loss ratio has been steadily increasing during this period due to the change in premiums noted above in addition to the resultant higher claims as payrolls continued to contract. We expect some stabilization to return to the economy in 2010. The combined ratio has continued to increase due to the decline in premiums.

Product Discussion – Credit Products

Credit related property insurance products are offered on automobiles, furniture, and appliances in connection with the financing of those items. The policies pay an amount if the insured property is lost or damaged and is not directly related to an event affecting the consumer’s ability to pay the debt. The primary distribution channel for credit related property insurance is general agents who market to auto dealers, furniture stores and financial institutions.

Net premiums earned increased to $138.1 million in 2009 after falling slightly in 2008 to $135.1 million due to increasing furniture and appliance business, while automobile products sales continue to remain low due to lower auto sales, a trend which began at the end of 2007 when net premiums earned was $137.4 million. However, as credit standards remain tight, we expect to write higher quality business and to add new business partners as the economy shows signs of recovery. In the current economic environment, we expect our collateral protection product to continue to grow until the economy begins to recover, at which time we expect the sales of our Guaranteed Auto Protection (“GAP”) products to increase as credit begins to normalize and new vehicle sales rebound.

The increase in the loss ratio in 2009 is attributable to an increase in frequency and severity of GAP claims during 2009 as compared to the same period in 2008 from 39.3% to 41.1%, due to policy benefits in this line increasing 61.7% to $14.0 million. Slowing auto sales have driven down the replacement values of most vehicles, thus creating a larger difference between a vehicle’s value and its indebtedness.

The decrease in the loss ratio from 47.9% in 2007 to 2008 was the result of a large amount of claims in a discontinued product during 2007, resulting in a 63.4% decrease in premiums during the same year driving up the loss ratio.

The decrease in the combined ratio of 102.7% in 2009 mainly reflects a legal accrual in 2008 when the combined ratio was 104.2% and a decrease in commission expense relative to earned premium. This is attributable to a shift in product mix during 2009 out of the higher commission structured products. The increase in the combined ratio in 2008 from 102.2% during 2007 was primarily the result of the aforementioned legal accrual.

Property and Casualty Reinsurance

We reinsure a portion of the risks that we underwrite to manage our loss exposure and protect capital resources. In return for a premium, reinsurers assume a portion of the losses and loss adjustment expense incurred. Amounts not reinsured are known as retention. We primarily use three types of reinsurance to manage our loss exposures:

•	Treaty reinsurance, in which certain types of policies are automatically reinsured without the need for approval by the reinsurer of the individual risks;

•
Facultative reinsurance, in which individual insurance policy or a specific risk is reinsured with the prior approval of the reinsurer. Facultative reinsurance is purchased for risks which fall outside the treaty reinsurance; and

•
Excess of loss treaty reinsurance, where the reinsurer indemnifies us against all, or a specified portion, of losses and loss adjustment expense incurred in excess of a specified retention or attachment point, and up to the contract limit.

In addition to treaty and facultative reinsurance, we are partially protected by the Terrorism Risk Insurance Act of 2002, which was modified and extended through December 31, 2014 via the Terrorism Risk Insurance Program Reauthorization Act of 2007.

Our surplus has allowed us to increase retentions in recent years. Our retention for each loss increased to $1.0 million in 2006 where it remained to 2009. Our catastrophe reinsurance retention has also increased, from $25.0 million in 2006 and 2007 to $40.0 million in 2008 and 2009. However, in order to manage our risk exposure, we purchased additional catastrophe reinsurance coverage for Louisiana, Texas, and the Northeast, effectively lowering our retention in these states.

The property catastrophe reinsurance limit has increased substantially, to $500.0 million in 2008 where it remained for 2009. The most significant increases in catastrophe reinsurance limit occurred after Hurricane Katrina.

A “top and drop” cover was purchased in 2008 and 2009 to provide an additional $20.0 million of coverage above the corporate catastrophe program for a total of $520.0 million per event, or it can be used to address frequency of events by providing protection for $20.0 million of losses above a $20.0 million retention after a $20.0 million annual aggregate deductible has been met. The top and drop cover in combination with the corporate catastrophe reinsurance program results in a $40.0 million retention for the first event and a $20.0 million retention for the second event in 2008 and 2009.

The Company also purchased an additional $125.0 million of protection for earthquake losses in the territorial limits of the United States, excluding California, thereby increasing our earthquake coverage to $645.0 million in 2008 and 2009.

Our reinsurance programs use multiple reinsurers in a pool arrangement with each reinsurer absorbing part of the overall risk ceded. The primary reinsurers in the pools and the amount of coverage each provides is shown in the following table:

		Percent of Risk Covered
Reinsurer	AM Best Rating	Non-catastrophe	Catastrophe Coverage

Lloyd's Syndicates	A	20.6%	50.1%
Hannover Re	A	38.5%	1.6%
Munich Re America	A+	17.7%	2.2%
Platinum Re	A	12.1%	0.2%
Catlin Insurance Co	A	4.5%	4.7%
Transatlantic QBE Reinsurance	A	2.4%	0.4%
Swiss Re America	A	2.2%	0.0%
Amlin Bermuda Ltd	A	2.0%	3.7%
Tokio Millenium Re Ltd	A+	0.0%	6.2%
Sompco Japan Insurance, Inc	A+	0.0%	3.7%
Scor Re	A-	0.0%	3.4%
Flagstone Reassurance Suisse SA	A-	0.0%	2.6%
Munchener Ruckversicherungs-Gesellschaft	A+	0.0%	2.9%
Partner Re, Bermuda	A+	0.0%	2.0%
Other reinsurers with no single company
greater than 2% of the total		0.0%	16.3%
Total reinsurance coverage		100.0%	100.0%

Our credit related property insurance products do not employ reinsurance to manage catastrophe loss exposure, and we do not consider their reinsurers for risks other than catastrophes significant to our business.

Prior Period Reserve Development

The table below shows the development of our loss and loss adjustment expense reserves. The table does not present individual accident or policy year development data.

The top line shows our original reserves, net of reinsurance recoverable, for each of the indicated years. The table then shows the cumulative net paid loss and loss adjustment expense as of successive years. The table also shows the re-estimated amount of previously recorded reserves based on experience as of the end of each succeeding year. The cumulative deficiency or redundancy represents the aggregate change in the estimates over all prior years. Conditions and trends that affected development of liabilities in the past may not necessarily occur in the future. Accordingly, it may be inappropriate to anticipate future redundancies or deficiencies based on historical experience.

While we believe that our loss reserves at December 31, 2009 are adequate, new information, events or circumstances, unknown at the original valuation date, may lead to future developments in our ultimate losses significantly greater or less than the reserves currently provided. The actual final cost of settling both claims outstanding at December 31, 2009 and claims expected to arise from unexpired period of risk is uncertain. There are many other factors that would cause our reserves to increase or decrease, which include but are not limited to: changes in claim severity; changes in the expected level of reported claims; judicial action changing the scope and/or liability of coverage; changes in the regulatory, social and economic environment; and unexpected changes in loss inflation. The deficiency/(redundancy) for different balance sheet dates is cumulative and should not be added together.

	Loss Development Table
	Property and Casualty Loss and Loss Adjustment Expense Liability Development-Net of Reinsurance
	For the Years Ended December 31,

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Liability for unpaid losses and
loss adjustment expenses, net
of reinsurance
(includes loss reserves, IBNR,
allocated and unalloc expense)	331,431	384,191	425,129	490,215	590,365	678,379	796,267	801,953	809,500	847,860	856,658	Bottom row-Table 2

Cumulative paid losses and
loss expenses
One year later	161,942	192,167	228,699	233,074	256,386	274,810	366,007	296,620	318,944	345,346
Two years later	236,136	280,667	322,112	338,459	377,139	405,748	506,463	453,042	477,958
Three years later	280,004	323,685	370,179	399,651	445,702	479,410	590,643	544,100
Four years later	297,942	345,507	396,758	429,408	479,524	518,972	640,003
Five years later	306,853	356,119	407,212	443,161	498,349	541,627
Six years later	311,746	362,307	412,004	452,256	509,521
Seven years later	314,097	365,331	416,207	457,972
Eight years later	315,750	367,326	420,045
Nine years later	317,270	369,963
Ten years later	318,474

Liabilites re-estimated
One year later	330,858	368,951	432,028	488,595	564,287	638,910	770,238	711,880	766,882	798,583
Two years later	323,422	372,991	435,574	488,455	564,485	617,374	737,341	713,339	733,361
Three years later	324,838	376,776	441,564	490,717	553,163	596,242	739,825	680,900
Four years later	323,853	379,498	441,309	482,799	538,459	596,754	714,995
Five years later	324,878	379,318	435,796	476,615	542,429	585,370
Six years later	326,786	380,050	432,953	478,201	534,287
Seven years later	326,798	379,270	433,990	472,502
Eight years later	326,345	380,082	430,722
Nine years later	327,685	378,611
Ten years later	326,128

Deficiency(redundancy), net
of reinsurance	(5,303)	(5,580)	5,593	(17,713)	(56,078)	(93,009)	(81,272)	(121,053)	(76,139)	(49,277)

	Property and Casualty Loss and Loss Adjustment Expense Liability Development-Gross
	For the Years Ended December 31,

	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Net reserve, as initially estimated	331,431	384,191	425,129	490,215	590,365	678,379	796,267	801,953	809,500	847,860	856,658

Reinsurance and other recoverables
as initially estimated	35,677	47,162	65,327	61,077	61,600	80,526	86,186	86,898	79,071	109,518	70,837
Gross reserve as initially estimated	366,943	431,075	490,103	550,022	646,397	750,454	869,781	875,436	875,963	945,810	916,990

Net re-estimated reserve	326,128	378,611	430,722	472,502	534,287	585,370	714,995	680,900	733,361	798,583
Re-estimated and other reinsurance
recoverables	67,765	82,797	80,232	83,520	86,245	84,763	494,020	93,619	71,972	102,963
Gross re-estimated reserve	393,893	461,408	510,954	556,022	620,532	670,133	1,209,015	774,519	805,333	901,546

Deficiency(redundancy), gross
of reinsurance	26,950	30,333	20,851	6,000	(25,865)	(80,321)	339,234	(100,917)	(70,630)	(44,264)

For 2009, the net favorable prior year loss and loss adjustment expense development was $49.2 million, compared to approximately $42.6 million of net favorable prior year loss and loss adjustment expense development for 2008, as a result of better than expected paid and incurred loss emergence across several lines of business.

The current year loss ratio is a blend of the current accident year loss ratio and the impact of favorable or adverse development on prior accident years during the current calendar year. Excluding the 4.2% impact of favorable prior year loss development for accident years 2008 and prior, the 2009 loss ratio would have been 83.8%. Excluding the 3.6% impact of favorable prior year loss development for accident years 2007 and prior, the 2008 loss ratio would have been 83.1%.

Net favorable reserve development in each of the last two years was primarily generated from the personal auto, commercial auto and commercial multi-peril lines. The favorable development reflects the recognition of better than expected loss emergence rather than explicit changes to our actuarial assumptions. The homeowners’ line experienced moderate reserve deterioration related to the continuing settlement of Hurricane Katrina claims.

For additional information regarding losses and loss expenses, refer to Item 8, Note 8 to the Annual Consolidated Financial Statements and Financial Condition and Results of Operations section.

For year-end 2005, the $339.2 million deficiency gross of reinsurance was primarily the result of our participation in the National Flood Insurance Program as administered by the Federal Emergency Management Agency. As these losses are 100% reimbursed by the federal government, they do not impact our net reserve calculations or our net loss development patterns. The National Flood Insurance Program had paid losses of $390.0 million for the year ended December 31, 2005 because of the 2005 hurricanes, specifically Hurricane Katrina. Since reserves are not set up for the National Flood Insurance Program, any payments made subsequent to year-end will appear as adverse development on a gross basis. If the flood losses were removed from the gross data, the $339.2 million deficiency would have been a $50.8 million redundancy, gross of reinsurance.

Corporate and Other
Comparison of Years Ended December 31, 2009, 2008 and 2007

Corporate and Other primarily includes the capital not allocated to support our insurance business segments. Our excess capital and surplus is invested and managed by internal investment staff. Investments include publicly traded equities, real estate, mortgage loans, high-yield bonds, venture capital partnerships, mineral interests and tax-advantaged instruments. See the Investments section of the MD&A for a more detailed discussion of our investments.

Segment financial results for the periods indicated were as follows (in thousands, except percentages):

	Years Ended December 31,			Change Over Prior Years
	2009	2008	2007	2009		2008
				amount	percentage	amount	percentage
Revenues:
Net investment income	$86,292	$109,597	$127,519	$(23,305)	(21.3)	$(17,922)	(14.1)
Gain/(loss) from investments, net	(75,697)	(379,709)	41,027	304,012	(80.1)	(420,736)	(1,025.5)
Other Income	15,547	18,505	21,241	(2,958)	(16.0)	(2,736)	(12.9)
Total revenues	26,142	(251,607)	189,787	277,749	(110.4)	(441,394)	(232.6)

Benefits and expenses:
Other operating costs and expenses	54,709	37,839	61,069	16,870	44.6	(23,230)	(38.0)
Total benefits and expenses	54,709	37,839	61,069	16,870	44.6	(23,230)	(38.0)

Income (loss) before other items and federal income taxes	$(28,567)	$(289,446)	$128,718	$260,879	(90.1)	$(418,164)	(324.9)

Income (loss) before other items and federal income taxes increased $260.9 million, from a loss of $289.4 million for 2008 to a loss of $28.6 million for 2009. We recorded $98.9 million of other-than-temporary impairments in 2009, $367.0 million and $7.2 million in 2008 and 2007, respectively. The other-than-temporary impairments are recorded in the “Gain (Loss) from investments, net” line.

In accordance with our segment allocation process, all realized gains and losses, except those on derivatives, are allocated to the Corporate and Other segment. The Corporate and Other segment is compensated for the risk it assumes for realized losses through a monthly charge to the insurance segments that reduces the amount of investment income allocated to those segments. Since other-than-temporary impairments are recorded as realized losses, they are accordingly, allocated to the Corporate and Other segment.

Discontinued Operations

On December 4, 2008, we sold our life insurance business in Mexico, American National de Mexico, Compania de Seguros de Vida, S.A. de C.V., along with non-insurance affiliates Servicios de Administracion American National S.A. de C.V. and American National Promotora de Ventas S.A. de C.V. to a third party for approximately $2.4 million. These operations were established in 1999 and reported losses in all years since inception. Management chose to sell these operations to prevent a continued negative impact on consolidated results of operations. See further detail regarding the discontinued operations disclosed in Note 17 to the Consolidated Financial Statements.

Liquidity

Liquidity is a measure of our ability to generate sufficient cash flows to meet the short-term and long-term cash requirements of our business operations. We meet our liquidity requirements primarily through positive cash flows from our insurance operations and investments. Premium deposits and annuity considerations, other policy revenue, investment income and investment maturities and prepayments are the primary sources of funds. Primary uses of funds are investment purchases, dividends, claims and payments to policyholders and contract holders in connection with surrenders, withdrawals and loans, as well as operating expenses (in thousands).

	Years Ended December 31,
	2009	2008	2007
Net cash provided by (used in):
Operating activities	$491,390	$171,681	$462,913
Investing activities	(1,352,613)	(690,441)	(436,670)
Financing activities	956,610	450,787	(107,051)
Net increase (decrease) in cash	$95,387	$(67,973)	$(80,808)

Comparison of Years Ended December 31, 2009, 2008 and 2007

Our cash and short-term investment position at December 31, 2009 was $798.3 million, an increase from $361.3 million for 2008. The $437.0 million increase in cash and short-term investments relates primarily to increases in commercial paper and other short-term investments in the current interest rate environment to ensure liquidity. This was partially offset by the increase in claim payments in 2009 compared to 2008.

Cash flows from operating activities increased $319.7 million from 2008 to 2009. This was primarily due to the increase in net income from the net loss we recorded in 2008, in addition to the decrease in receivables during the year. This increase was partially offset by the related change in our tax position. The increased deposits from annuity sales are recorded as part of the cash flows from financing activities in accordance with U.S. GAAP rules. As such, they are not reflected in the cash flows from operating activities. Cash flows from operating activities decreased $291.2 million from 2007 to 2008 due to lower cash flows from premiums, coupled with increased claim experience due to catastrophe activity.

Cash flows used in investing activities increased $662.2 million from 2008 to 2009 and increased $253.8 million from 2007 to 2008. The change in net cash used in 2009 and 2008 was primarily due to increased investments in fixed income securities, real estate, and mortgage loans than each previous year. Total sales of all asset classes rebounded in 2009 from their significantly lower levels in 2008 due to markets improving from the depressed market prices from 2008. In 2007, more available-for-sale bond maturities occurred than in 2008, resulting in decreased cash received from maturities year over year.

Cash flows from financing activities increased $505.8 million from 2008 to 2009, and $557.8 million from 2007 to 2008 resulting from net increases in annuity sales and a decrease in policyholders’ withdrawals during both years compared to the previous one. Refer to the Results of Operations – Annuity for further discussion.

We were committed at December 31, 2009 to purchase, expand or improve real estate, to fund mortgage loans and to purchase other invested assets in the amount of $240.4 million, compared to $203.7 million for 2008. The expansion of real estate investments and mortgage loans in 2009 has been robust compared to 2008 due to improvement in available yields and growing opportunities.

In the normal course of business, we guarantee bank loans for customers of a third-party marketing operation. The customers, through the use of a trust, use the bank loans to fund premium payments of life insurance policies. These bank loans enable individuals with substantial illiquid wealth to finance their life insurance premiums using the cash value of the policies as security for the loans. In the case of a default on the bank loan, we would be obligated to pay off the loan. The total amounts of guarantees outstanding for 2009 and 2008 was approximately $206.5 million, while the total cash values of the related life insurance policies were $211.8 million for 2009 and $212.0 million for 2008.
We expect that our future liquidity needs will be adequately met from all of the above sources. Given our historical cash flows and current financial results, we believe that the cash flow from our operating activities over the next year will provide sufficient liquidity for our operations and will provide sufficient funds to enable us to make dividend and other payments as needed to support our operations.

Capital Resources

Our capital resources at December 31, 2009, 2008 and 2007 consisted of American National stockholders’ equity summarized as follows (in thousands):

	Years Ended December 31,
	2009	2008	2007

American National stockholders' equity, excluding accumulated	$ 3,342,805	$ 3,355,004	$ 3,590,812
other comprehensive income (loss), net of tax ("AOCI")
AOCI	117,649	(221,148)	145,972
Total American National stockholders' equity	$ 3,460,454	$ 3,133,856	$ 3,736,784

Comparison of Years Ended December 31, 2009, 2008 and 2007

We have notes payable on our consolidated statements of financial position that are not part of our capital resources. These notes payable represent amounts borrowed by real estate joint ventures that we are required to consolidate into our results in accordance with accounting rules. The lenders for the notes payable have no recourse to us in the event of default by the joint ventures. Therefore, the only amount of liability we have for these notes payable is limited to our investment in the respective affiliate, which totaled $33.3 million at December 31, 2009.

Total stockholders’ equity in 2009 increased $326.6 million primarily due to the $383.1 million change in net unrealized gains on marketable securities as a result of improving financial markets, combined with $15.6 million in net income, offset by $82.5 million in dividends paid to stockholders. The decrease in stockholders’ equity from 2007 to 2008 is comprised of the total net loss of $154.0 million, $331.8 million in net unrealized losses related to marketable securities and $82.7 million in dividends paid to stockholders.

Statutory Surplus and Risk-based Capital

Statutory surplus represents the capital of our insurance companies reported in accordance with accounting practices prescribed or permitted by the applicable state insurance departments. State laws specify regulatory actions if an insurer’s risk-based capital (“RBC”), a measure of an insurer’s solvency, falls below certain levels. The NAIC has a standard formula for annually assessing RBC. The formulas identify companies that are undercapitalized.

The RBC formula for life companies establishes capital requirements relating to insurance, business, asset and interest rate risks, and effective for 2005 it addresses the equity, interest rate and expense recovery risks associated with variable annuities and group annuities that contain death benefits or certain living benefits.

RBC is calculated for property and casualty companies after adjusting capital for certain underwriting, asset, credit and off-balance sheet risks. The achievement of long-term growth will require growth in the statutory capital of our insurance subsidiaries to roll up into the consolidated entity. Our subsidiaries may secure additional statutory capital through various sources, such as retained statutory earnings or equity contributions from us. As of December 31, 2009, the levels of our and our insurance subsidiaries’ surplus and risk-based capital exceeded the NAIC’s minimum RBC requirements.

Contractual Obligations

The following table summarizes our contractual obligations as of December 31, 2009 (in thousands):

	Payments Due by Period
		Less than			More than
	Total	1 year	1-3 years	3-5 years	5 years

Life insurance obligations(1)	$5,527,844	$45,495	$139,286	$298,513	$5,044,550
Annuity obligations(1)	10,969,319	1,341,183	3,945,324	2,528,519	3,154,293
Property and casualty insurance obligations(2)	1,003,143	454,763	379,362	111,537	57,481
Accident and health insurance obligations(3)	159,789	92,449	25,360	10,274	31,706
Purchase obligations:
Commitments to purchase and fund investments(4)	50,520	28,281	16,491	2,767	2,981
Mortgage loan commitments(5)	192,294	192,294	-	-	-
Operating leases(6)	4,124	562	1,824	1,360	378
Defined benefit pension plans(7)	147,050	10,183	17,965	18,482	100,420
Total	$18,054,083	$2,165,210	$4,525,612	$2,971,452	$8,391,809

(1)
Life and annuity obligations include estimated claim, benefit, surrender and commission obligations offset by expected future premiums and deposits on in-force insurance policies and contracts. All amounts are gross of reinsurance. Estimated claim, benefit and surrender obligations are based on mortality and lapse assumptions that are comparable with historical experience. Estimated payments on interest-sensitive life and annuity obligations include interest credited to those products. The interest crediting rates are derived by deducting current product spreads from a constant investment yield. The obligations shown in the table have not been discounted at present value. As a result, the estimated obligations for insurance liabilities included in the table exceed the liabilities recorded in reserves for future policy benefits and the liability for policy and contract claims. Due to the significance of the assumptions used, the amounts presented could materially differ from actual results. Separate account obligations have not been included since those obligations are not part of the general account obligations and will be funded by cash flows from separate account assets. The general account obligations for insurance liabilities will be funded by cash flows from general account assets and future premiums and deposits. Participating policyholder dividends payable consists of liabilities related to dividends payable in the following calendar year on participating policies. As such, the contractual obligation related to participating policyholder dividends payable is presented in the table above in the less than one-year category at the amount of the liability presented in the consolidated balance sheet. All estimated cash payments represented in the table above are undiscounted as to interest, net of estimated future premiums on policies currently in-force and gross of any reinsurance recoverable. Estimated future premiums on participating policies currently in-force are net of future policyholder dividends payable. Future policyholder dividends, the participating policyholder share obligation on the consolidated balance sheet, represents the accumulated net income from participating policies and a pro-rata portion of unrealized investment gains (losses), net of tax, reserved for payment to such policyholders as policyholder dividends. Because of the nature of the participating policyholder obligation, the exact timing and amount of the ultimate participating policyholder obligation is subject to significant uncertainty and the amount of the participating policyholder obligation is based upon a long-term projection of the performance of the participating policy block.

(2)
Expected future gross loss and loss adjustment expense payments from property and casualty policies. This includes case reserves for reported claims and reserves for claims IBNR. Timing of future payments is estimated based on the Company's historical payment patterns. The timing of these payments may vary significantly from the amounts shown above. The ultimate losses may vary materially from the recorded amounts, which are our best estimates.

(3)
Accident and health insurance obligations reflect estimated future claim payment amounts net of reinsurance for claims incurred prior to January 1, 2009. The estimate does not include claim payments for claims incurred after December 31, 2008. Estimated claim payment amounts are based on mortality and morbidity assumptions that are consistent with historical experience and are not discounted with interest so will exceed the liabilities recorded in reserves for future claim payments. Due to the significance of the assumptions used, actual results could vary greatly from the estimates shown here.

(4)	Expected payments to fund investments based on capital commitments and other related contractual obligations.
(5)	Expected future payments to fund investments based on mortgage loan commitments and other related contractual obligations.
(6)
Represents estimated obligations due to contracts and agreements entered into within the ordinary course of business for items classified by ASC 840-20 (formerly “FAS 13”), Accounting for Operating Leases. The Company rents office space, which qualifies as operating leases under ASC 840-20 (formerly “FAS 13”).

(7)
Represents estimated payments for pension benefit obligations for the non-qualified defined benefit pension plan. As such, these payments are funded through continuing operations. A liability has been established for the full amount of benefits accrued as per ASC 715-40 (formerly “FAS 158”), Compensation-Retirement Benefits, including a provision for the effects of future salary inflation on the accrued benefits.

Off-Balance Sheet Arrangements

Our only off-balance sheet transactions relate to third-party marketing operation bank loans, which were discussed previously under the Liquidity section of the MD&A. In 2010, the third-party marketing operation plans to renegotiate the bank loans. If these renegotiations are unsuccessful, we would have to pay the bank loans using the cash value of the underlying insurance contracts. As of December 31, 2009, the cash value of the policies totaled $211.8 million. With regard to the impact on our results of operations, the payment of the cash value of the policies would require a write-off of deferred acquisition costs through the income statement, which totaled $9.4 million at December 31, 2009.

Related Party Transactions

We have various agency, consulting and investment arrangements with individuals and corporations that are considered to be related parties. Each of these arrangements has been reviewed and approved by our Audit Committee. The total amount involved in these arrangements, both individually and in the aggregate, is not considered to be material to any segment or to our overall operations.

Investments

General

We manage our investment portfolio to optimize the rate of return that is commensurate with sound and prudent underwriting practices and maintain a well-diversified portfolio. Our investment operations are governed by various regulatory authorities, including but not limited to, the Texas Department of Insurance. Investment activity, including the setting of investment policies and defining acceptable risk levels, is subject to review and approval of our Finance Committee, a committee made up of two members of the Board of Directors and senior investment professionals.

Pursuant to our Corporate Bylaws, the Finance Committee is also charged with the duty of supervising all of the Company's investments and loans. The Finance Committee meets weekly to review and approve investment activity. The committee operates pursuant to an established, formal Investment Plan and Guidelines adopted by our Board of Directors. Collectively, these documents provide issuer and geographic concentration limits, investment size limits and other applicable parameters such as loan to value guidelines. No material changes were made to these documents during 2009.

Our insurance and annuity products are primarily supported by investment grade bonds, collateralized mortgage obligations, and commercial mortgage loans. We purchase fixed income security investments and designate them as either held-to-maturity or available-for-sale as necessary to match our estimated future cash flow needs. We make use of statistical measures such as duration and the modeling of future cash flows using stochastic interest rate scenarios to balance our investment portfolio to match the pricing objectives of our underlying insurance products. As part of our asset/liability management program, we monitor the composition of our fixed income securities between held-to-maturity and available-for-sale securities and adjust the concentrations of various investments within the portfolio as investments mature or with the purchase of new investments.

We invest directly in quality commercial mortgage loans when the yield and quality compare favorably with other fixed income securities. Investments in residential mortgage loans have not historically been part of our investment portfolio, and we do not anticipate investing in them in the future.

Our historically strong capitalization has enabled us to invest in equity securities and investment real estate where there are opportunities for enhanced returns. We invest in real estate and equity securities based on a risk/reward analysis.

Composition of Invested Assets

The following summarizes the carrying values of our invested assets by asset class as of December 31, 2009 and December 31, 2008 (other than investments in unconsolidated affiliates), (in thousands, except percentages):

	As of:
	December 31, 2009		December 31, 2008
	amount	percent	amount	percent

Bonds held-to-maturity, at amortized cost	$7,461,711	44.9%	$6,681,837	45.9%
Bonds available-for-sale, at fair value	4,213,550	25.4%	3,820,837	26.3%
Preferred stock, at fair value	35,717	0.2%	48,822	0.3%
Common stock, at fair value	934,754	5.6%	853,530	5.9%
Mortgage loans at amortized cost	2,229,659	13.4%	1,877,053	13.0%
Policy loans, at outstanding balance	364,354	2.2%	354,398	2.4%
Investment real estate, net of depreciation	635,110	3.8%	528,905	3.6%
Short-term investments	636,823	3.9%	295,170	2.0%
Other invested assets	94,442	0.6%	85,151	0.6%
Total Invested Assets	$16,606,120	100%	$14,545,703	100%

The increase in our total invested assets was a combined result of net sales and value recovery attributable to stock market gains and spread narrowing in fixed income securities.

The increase in our short-term investments was the result of an increase in fixed deferred annuity account values and mortgage loan commitments pending at year-end. We also held in cash the proceeds of sales of common stock during the fourth quarter.

Fair Value Disclosures

The fair value of individual invested assets is determined by the use of third party pricing services, independent broker quotes and internal valuation methodologies. See Note 5 to the Consolidated Financial Statements for further discussion of the calculation of fair value for our investments. Below is a summary of the valuation techniques we utilize to measure fair value of the major investment types. There have been no material changes to our fair value methodologies during the year ending December 31, 2009.

As of December 31, 2009, 100% of our common stock investments are considered Level 1 securities with fair values determinable from observable market prices.

We obtained publicly available prices from third party pricing services for our bonds investments. The typical inputs from pricing services include, but are not limited to, reported trades, bids, offers, issuer spreads, cash flow and performance data. These inputs are usually market observable; however, when trading volumes are low or non-existent, the pricing services may adjust these values. The adjustments made to the quoted prices are based on recently reported trades for comparable securities. We perform a periodic analysis of the prices received from the third parties to verify that the price represents a reasonable estimate of fair value. When prices are obtained from third party services, they are classified as Level 2.

Certain private placement debt securities are priced via independent broker quotes and internal valuation methodologies. The quotations received from the broker may use inputs that are difficult to corroborate with observable market data. Additionally, we only obtain non-binding quotations from the independent brokers. Internal pricing methodologies include inputs such as externally provided credit spreads and internally determined credit ratings. Due to the significant non-observable inputs, these prices determined by the use of independent broker pricing and internal valuation methodologies are classified as Level 3.

The discount rate for the fair value of mortgage loans is determined by the weighted average adjustment of the “spread factor” against U.S. treasury rates. The spread factor includes an adjustment for quality rating, property type, geographic distribution and payment status (current, delinquent, in process of foreclosure) of each loan. Management performs periodic reviews and weighs each adjustment to calculate the spread factor based on the current economic environment and lending practices.

All mortgage loan investments are classified as Level 2. Mortgage loan pricing is evaluated for consistency with our knowledge of the current market environment to ensure amounts are reflective of fair value.

Other-Than-Temporary Impairments

Debt securities accounted for under ASC 320-10 (formerly, “EITF” No. 99-20), “Investments Debt and Equity” may experience other-than-temporary impairment in future periods in the event an adverse change in cash flows is anticipated or probable. Other debt securities may experience other-than-temporary impairment in the future based on the probability that the issuer may not be able to make all contractual payments when due. Equity securities may experience other-than-temporary impairment in the future based on the prospects for recovery in value in a reasonable period.

In order to identify and evaluate investments, which may be other-than-temporarily impaired, we have various quarterly processes in place. For our securities investments, we review the entire portfolio of investments which have unrealized losses. We use various techniques to determine which securities need further review to determine if the impairment is other-than-temporary. The criteria include the amount by which our amortized cost exceeds the market value, the length of time the market value has been below our cost, any public information about the issuer that would indicate the security could be impaired and our intent and ability to hold the security until its value recovers. Furthermore, we review current ratings, rating downgrades and exposure to continued deterioration in the financial and credit markets.

In the first quarter of 2009, we recorded $68.1 million in other-than-temporary impairments. With the change in the rules from new accounting guidance, we recorded $6.0 million in the second quarter, $4.2 million in the third quarter and $20.6 million for the three months ended December 31, 2009, making a total of $98.9 million for year ended December 31, 2009. No other-than-temporary impairment was recorded in 2009 as a result of the change in our intent and ability to hold to recovery. The following summarizes our other-than-temporary impairments by investment type (in thousands):

	Years Ended December 31,
	2009	2008	2007

Corporate bonds	$(10,046)	$(165,802)	$(1,089)
Equities:
Financial services	(22,295)	(125,518)	-
Other	(46,762)	(74,231)	(6,077)
Mortgage loans	(1,647)	(740)	-
Real estate	(10,550)	(745)	-
Other invested assets	(7,643)	-	-
Total other-than-temporary impairment charges	$(98,943)	$(367,036)	$(7,166)

Of the bond and equity impairments, a total of $30.0 million relates to the financial services industry. For the year ended December 31, 2009, we have received the principal and interest in accordance with the contractual terms with the exception of one bond, which represents 6.5% of our total bond impairments and less than 0.77% of our total other-than-temporary impairments.

The real estate impairment for 2009 was primarily taken against five foreclosed properties. The impairments recognized both changes in the real estate market in general and issues specific to those properties impaired.

New accounting regulations should result in significantly fewer bond impairments, however, stock impairments will continue to be impacted by the volatility in the stock markets. We will continue to analyze our investments and record any necessary impairment. A material (±10%) change in the fair value of securities might require additional impairments. These further impairments would have little or no effect on our liquidity. We do not rely on the sale of securities to meet our cash flow needs.

Bonds

During the second quarter of 2009, we adopted new accounting guidance, which significantly modified the rules regarding other-than-temporary impairments on bonds (see Note 2 to the Consolidated Financial Statements for further information on our adoption of new accounting guidance).

All bonds below cost were subjected to impairment review, additionally bonds were subjected to further review if any of the following situations were observed: a) fair value was more than 50% below our cost, b) fair value was 35% or more below our cost at the reporting date and had been below cost by some amount continuously for nine months, c) the issue had been downgraded by a national rating agency, or d) the issuer had widely publicized financial problems. Once a bond was determined as needing further review, it was subjected to a three-part test:

1.	We determined if we intend to hold the bond until maturity.

2.	We determined if it is more likely than not that, we will have to sell the bond before maturity.

3.	If it was determined, that we would hold the bond and we would not have to sell it, then we would determine the present value of the future cash flows of the bond.

If the cash flows were determined as equal to or greater than our amortized cost, then it was determined that we did not have an other-than-temporary impairment. If it was determined that we would sell the bond or be required to sell the bond, or if the present value of the cash flows was less than our amortized cost, then we determined that the bond was other-than-temporarily impaired. Once a bond was determined to be other-than-temporarily impaired, we used the present value of expected cash flows versus the market value to determine the amount of the credit loss versus the non-credit loss.  The amount of credit loss was recorded as a realized loss in earnings, and the amount of non-credit loss was recorded as an unrealized loss as part of other comprehensive income.

Equity

All equity investments below costs were subjected to impairment review, additionally, equity investments were subjected to further review if any of the following situations were observed: a) fair value was more than 50% below our cost, b) fair value was 25% or more below our cost at the reporting date and had been below cost by some amount continuously for six months, or c) the issuer had widely publicized financial problems. Equity investments were evaluated individually to determine the reason for the decline in fair value and whether such decline was other-than-temporary. The individual determination included multiple factors including our ability and intent to hold the security, performance of the security against other securities in its sector historical price/earnings ratios together with forecast earnings, stock re-purchase programs, and other information specific to each issue.

Real Estate, Mortgage Loans, and other Long-Lived Investment Assets

Mortgage Loans

We provide valuation allowances for mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that we will be unable to collect all amounts due according to the contractual terms of the loan agreement. We closely monitor our commercial mortgage loan portfolio on a loan-by-loan basis. Loans with an estimated collateral value less than the loan balance, as well as loans with other characteristics indicative of higher than normal credit risks are reviewed at least quarterly for purposes of establishing valuation allowances and placing loans on non-accrual status as necessary. The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

Real Estate

We periodically review our properties held-for-investment for impairment and test properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their discounted cash flows are written down to their estimated fair value, with the impairment loss included in net realized investment gains (losses). Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate acquired upon foreclosure of commercial mortgage loans is recorded at the lower of estimated fair value or the carrying value of the mortgage loan at the date of foreclosure.

Investments to Support Our Insurance Business

Bonds

 The following table identifies the bonds by type as of December 31, 2009 and December 31, 2008 (in thousands, except percentages):

	As of December 31, 2009
	Amortized	Unrealized	Unrealized	Estimated Fair	% of Fair
	Cost	Gains	Losses	Value	Value

Corporate bonds	$8,613,275	$403,487	$(139,823)	$8,876,939	74.5%
Mortgage-backed securities	1,094,943	32,991	(54,491)	1,073,443	9.0%
States and political subdivisions	779,425	27,472	(2,188)	804,709	6.8%
Public utilities	978,337	56,393	(3,945)	1,030,785	8.6%
U.S. Treasury and government agencies	98,326	2,591	(593)	100,324	0.8%
Foreign governments	5,498	559	-	6,057	0.1%
Other	27,951	156	(338)	27,769	0.2%
Total Bonds	$11,597,755	$523,649	$(201,378)	$11,920,026	100.0%

	As of December 31, 2008
	Amortized	Unrealized	Unrealized	Estimated Fair	% of Fair
	Cost	Gains	Losses	Value	Value

Corporate bonds	$8,197,057	$71,968	$(943,424)	$7,325,601	73.5%
Mortgage-backed securities	1,205,379	17,974	(82,118)	1,141,235	11.5%
States and political subdivisions	742,175	10,940	(19,922)	733,193	7.4%
Public utilities	587,265	8,440	(35,668)	560,037	5.5%
U.S. Treasury and government agencies	174,037	3,355	(3)	177,389	1.8%
Foreign governments	5,254	1,618	(87)	6,785	0.1%
Other	30,230	2	(4,932)	25,300	0.2%
Total Bonds	$10,941,397	$114,297	$(1,086,154)	$9,969,540	100.0%

The increase in bonds for the year ended December 31, 2009, was the result of purchases, net of maturities, made to support net annuity sales plus the increase in fair value of available-for-sale bonds.

The following tables summarize the portfolio’s contractual maturities, for the periods indicated (in thousands, except percentages):

	As of December 31, 2009
	Amortized		Estimated
	Cost	Percentage	Fair Value	Percentage

Bonds held-to-maturity
Due in one year or less	$147,317	1.9%	$147,303	1.9%
Due after one year through five years	3,445,659	46.2%	3,609,070	46.8%
Due after five years through ten years	3,130,532	42.0%	3,208,615	41.6%
Due after ten years	732,353	9.8%	736,915	9.6%
Without single maturity date	5,850	0.1%	4,573	0.1%
Total bonds held-to-maturity	$7,461,711	100.0%	$7,706,476	100.0%

Bonds available-for-sale
Due in one year or less	$207,074	5.0%	$211,138	5.0%
Due after one year through five years	1,948,476	47.1%	1,990,220	47.2%
Due after five years through ten years	1,426,738	34.5%	1,453,903	34.5%
Due after ten years	543,479	13.2%	549,006	13.1%
Without single maturity date	10,277	0.2%	9,283	0.2%
Total bonds available-for-sale	$4,136,044	100.0%	$4,213,550	100.0%
Total bonds	$11,597,755		$11,920,026

	As of December 31, 2008
	Amortized		Estimated
	Cost	Percentage	Fair Value	Percentage

Bonds held-to-maturity
Due in one year or less	$335,885	5.0%	$334,044	5.4%
Due after one year through five years	2,880,344	43.1%	2,674,238	43.5%
Due after five years through ten years	2,722,138	40.8%	2,436,099	39.6%
Due after ten years	737,619	11.0%	700,052	11.4%
Without single maturity date	5,851	0.1%	4,270	0.1%
Total bonds held-to-maturity	$6,681,837	100.0%	$6,148,703	100.0%

Bonds available-for-sale
Due in one year or less	$154,877	3.6%	$153,727	4.0%
Due after one year through five years	1,359,792	31.9%	1,237,037	32.4%
Due after five years through ten years	2,012,462	47.2%	1,733,270	45.3%
Due after ten years	722,153	17.0%	689,786	18.1%
Without single maturity date	10,276	0.3%	7,017	0.2%
Total bonds available-for-sale	$4,259,560	100.0%	$3,820,837	100.0%
Total bonds	$10,941,397		$9,969,540

The following table identifies the total bonds by credit quality as of December 31, 2009 and 2008 (in thousands, except percentages):

	As of December 31, 2009			As of December 31, 2008
	Amortized	Estimated	% of Fair	Amortized	Estimated	% of Fair
	Cost	Fair Value	Value	Cost	Fair Value	Value

AAA	$1,357,021	$1,387,783	11.6%	$1,671,644	$1,644,482	16.5%
AA	927,081	967,274	8.1%	1,044,896	984,250	9.9%
A	4,080,455	4,251,937	35.7%	4,278,795	3,983,117	40.0%
BBB	4,287,623	4,428,359	37.2%	3,266,507	2,801,027	28.1%
BB	356,272	336,393	2.8%	282,298	222,591	2.2%
Below BB	589,303	548,280	4.6%	397,257	334,073	3.3%
Total	$11,597,755	$11,920,026	100.0%	$10,941,397	$9,969,540	100.0%

Our exposure to below investment grade securities increased during the year ended December 31, 2009 as a result of downgrades including some multiple step downgrades. At 7.4% of our portfolio, the exposure is acceptable to management, particularly since it contains securities purchased below investment grade as part of a high yield portfolio. We have reached our portfolio target allocation for securities rated BBB and plan on maintaining that target allocation. Corporate bonds represent $8.9 billion or 74.5 % of our total bonds at fair value, as of December 31, 2009.

Mortgage Loans

We invest primarily in commercial mortgage loans that are diversified by property type and geography. We do not make residential mortgage loans; therefore, we have no direct exposure to sub-prime or Alt A mortgage loans. Generally, mortgage loans are secured by first liens on income-producing real estate with a loan-to-value ratio of up to 75%. Mortgage loans are used as a component of fixed income investments that support our insurance liabilities. Mortgage loans held-for-investment are carried at outstanding principal balances, adjusted for any unamortized premium or discount, deferred fees or expenses, net of valuation allowances. Our mortgage loan portfolio was $2.2 billion and $1.9 billion at December 31, 2009 and 2008, respectively. Mortgage loans comprised 13.4% of total invested assets at December 31, 2009. At December 31, 2009, 19.8%, 8.9% and 6.0% of the value of our mortgage loans were located in Texas, California, and New York, respectively.

As shown in the table below, mortgage loans at December 31, 2009 and 2008 had diversity across geographic regions and property types:

	December 31,
	2009	2008

West South Central	22%	22%
South Atlantic	20%	17%
East North Central	20%	22%
Pacific	10%	13%
Middle Atlantic	8%	10%
Mountain	6%	5%
East South Central	6%	4%
New England	4%	5%
West North Central	4%	2%
Total	100%	100%

	December 31,
	2009	2008

Office buildings	31%	30%
Industrial	28%	25%
Shopping centers	19%	21%
Hotels and motels	15%	17%
Other	4%	4%
Commercial	3%	3%
Total	100%	100%

    We increased our investment in mortgage loans on real estate by $352.6 million in 2009 as the combination of yield and collateral made them relatively attractive compared to other fixed income alternatives. The combination of new loans, normal amortization of existing loans, payoffs, and prepayments resulted in minor shifts in distribution of our portfolio by both geography and property type. There was no change in our investment guidelines.

As of December 31, 2009 and 2008, our valuation allowance for mortgage loan credit losses was $23.5 million and $19.4 million, respectively. The valuation allowance has two components. The first component, largely responsible for the year-over-year increase, is a portfolio default risk related to current loans. The second component of the allowance is calculated through analysis of specific loans that are believed to be at a higher risk of becoming impaired in the near future.

As of December 31, 2009 and 2008, our mortgage loans classified as delinquent, in foreclosure and restructured were immaterial as a percentage of the total mortgage loan portfolio. A total of $24.6 million and $2.8 million mortgage loans were foreclosed upon and transferred to real estate investments during 2009 and 2008, respectively. Also, there were two delinquent mortgage loans at December 31, 2009 and there were five delinquent mortgage loans at December 31, 2008.

The average coupon yield on the principal funded for mortgage loans was 7.5% in 2009 and 6.6% in 2008.

Investments Other Than Those Used to Support Our Insurance Business

Equity Securities

As of December 31, 2009, we invested $970.5 million, or 5.8% of our invested assets, in a well-diversified equity investment portfolio. Of these equity securities, 96.3% are invested in publicly traded (on a national U.S. stock exchange) common stock. The remaining 3.7% of the equity portfolio is invested in publicly traded preferred stock. As of December 31, 2008, we had $902.4 million, or 6.2% of our invested assets, in our equity investment portfolio. Of these equity securities, 94.6% were invested in publicly traded common stock, and the remaining 5.4% were invested in publicly traded preferred stock. The increase in the fair value of our equity securities during the year ended December 31, 2009 is primarily the result of improved market conditions.

We carry our equity portfolio at market value based on quoted market prices obtained from independent pricing services. The cost and estimated market value of the equity portfolio as of December 31, 2009, and December 31, 2008 are (in thousands):

	December 31, 2009
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value

Common stock	$683,794	$259,256	$(8,296)	$934,754
Preferred stock	35,359	5,269	(4,911)	35,717
Total	$719,153	$264,525	$(13,207)	$970,471

	December 31, 2008
		Unrealized	Unrealized
	Cost	Gains	Losses	Fair Value

Common stock	$820,908	$115,692	$(83,070)	$853,530
Preferred stock	60,718	3,609	(15,505)	48,822
Total	$881,626	$119,301	$(98,575)	$902,352

We maintain a well-diversified equity portfolio. Our equity portfolio is summarized below by market sector distribution:

	December 31,
	2009	2008

Consumer goods	19%	20%
Financials	17%	16%
Information technology	16%	13%
Energy and utilities	13%	13%
Health care	12%	13%
Industrials	9%	8%
Mutual funds	7%	10%
Communication	4%	5%
Materials	3%	2%
Total	100%	100%

The relative changes in sector weighting between the years ended December 31, 2009 and December 31. 2008 are the result of normal purchase and sale activity in concert with market movement. There has been no change in investment philosophy or diversification goals. Refer to the Other-Than-Temporary Impairments discussion above.

Investment in Real Estate

We invest in commercial real estate with positive cash flows or where appreciation in value is expected. Real estate is owned directly by our insurance companies, through non-insurance affiliates, or through joint ventures. The carrying value of real estate is stated at cost, less allowance for depreciation and valuation impairments. Depreciation is provided over the estimated useful lives of the properties. We have recorded valuation impairments on investments in real estate in the year ended December 31, 2009 (see the Other-Than-Temporary Impairments section above). Several real estate investment properties were completed and placed into service in 2009. The partial-year operations of those properties negatively affected the portfolio yield. We expect some of those properties to be affected by the national real estate market, primarily by the length of time necessary to achieve pro-forma objectives.

The following tables present the distribution across geographic regions and property types for real estate as of the periods indicated:

	December 31,
	2009	2008

Industrial	37%	45%
Shopping centers	19%	23%
Other	16%	11%
Office buildings	15%	18%
Commercial	11%	1%
Hotels and motels	2%	2%
Total	100%	100%

	December 31,
	2009	2008

West South Central	58%	64%
South Atlantic	13%	16%
Middle Atlantic	10%	0%
East North Central	8%	6%
East South Central	7%	10%
Pacific	2%	2%
West North Central	1%	1%
Mountain	1%	1%
Total	100%	100%

Policy Loans

Certain life insurance products we offer permit policyholders to borrow funds from us using their policy as collateral. The maximum amount of the policy loan depends upon the policy’s surrender value and the number of years since policy origination. As of December 31, 2009, we had $364.4 million in policy loans with a loan to surrender value of 58.1%. Interest rates on policy loans primarily range from 4.5 % to 8.0% per annum. As of December 31, 2009 the average policy loan interest rate was 7.11%

Policy loans may be repaid at any time by the policyholder and have priority to any claims on the policy. If the policyholder fails to repay the policy loan, funds are withdrawn from the policy’s death benefits.

Short-Term Investments

Short-term investments are composed primarily of Commercial Paper rated A2/P2 or better by Standard & Poor’s and Moody’s, respectively. The amount fluctuates depending on our liquidity needs, including investment-funding commitments.

In the ordinary course of operations, we had commitments outstanding at December 31, 2009, to purchase, expand or improve real estate, to fund mortgage loans, and to purchase other invested assets aggregating $240.4 million, of which $218.6 million is expected to be funded during 2010. The remaining balance of $21.8 million will be funded in 2011 and beyond. As of December 31, 2009, all of the mortgage loan commitments have interest rates that are fixed.

Net Investment Income and Realized Gains/(Losses):

Net investment income and realized investments gains/(losses), before federal income taxes, for the years ended December 31, 2009, 2008 and 2007 are summarized as follows (in thousands):

	Net Investment Income			Gains (Losses) on Investments
	Years Ended December 31,			Years Ended December 31,
	2009	2008	2007	2009	2008	2007

Bonds	$627,236	$623,356	$620,035	$(20,000)	$(157,272)	$366
Preferred stocks	3,419	5,687	4,561	(1,590)	(49,172)	-
Common stocks	23,324	28,977	27,002	(32,265)	(164,407)	23,913
Mortgage loans	141,124	118,067	103,627	(1,647)	-	-
Real estate	122,603	114,198	126,926	(9,027)	1,005	18,563
Other invested assets	46,545	12,123	40,994	(7,374)	(5,977)	(40)
	964,251	902,408	923,145	(71,903)	(375,823)	42,802

Investment expense	(124,146)	(106,231)	(110,176)	-	-	-
Increase in valuation
allowances	-	-	-	(3,794)	(3,886)	(1,775)
Total	$840,105	$796,177	$812,969	$(75,697)	$(379,709)	$41,027

Net investment income from those assets used to support our insurance products (bonds and mortgage loans) increased consistently over the period as assets increased as a result of net annuity sales each year. Net investment income in other asset classes (equities and real estate) fluctuated in response to investment decisions based on market movement. Real estate property sales due to favorable market conditions in 2007 led to decreased real estate investment income in 2008. In 2008 and 2009, the proceeds of those sales were reinvested, coming into service during 2009.

The dramatic swing in income from other invested assets over the period is normal during times of high stock market volatility. The derivative contracts (indexed options) used to back our equity-linked products are carried in this category, representing the majority of the assets in the category. These options are designed to mirror corresponding changes in our liability to policyholders. Refer to the Results of Operations – Annuity section for further discussion.

Mortgage loan interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Amortization of premiums and discounts is recorded using the effective yield method. Interest income, amortization of premiums and discounts, and prepayment fees are reported in net investment income. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate. However, interest ceases to be accrued for loans on which interest is generally more than 90 days past due and/or when the collection of interest is not considered probable. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received. We had $1.4 million and had $740,000 of realized losses related to valuation allowances on mortgage loans for the year ended December 31, 2009 and 2008, respectively.

Realized gains and losses and real estate investment income from sales in subsidiaries may fluctuate because they are the result of decisions to sell invested assets that depend on considerations of investment values, market opportunities and tax consequences.

All of the realized gains and losses are allocated to the Corporate and Other segment. The risk of realized losses from fixed income securities used to support our products is charged to the insurance segments through a monthly default charge with the income from the charge allocated to the Corporate and Other segment to compensate it for any potential realized losses that would be recorded. The default charge rate is set as a percentage of the asset base that supports each of the insurance segments, with the rate set depending on the risk level of the asset involved.

Unrealized Gains and Losses:

The net change in unrealized gains/(losses) on marketable securities, as presented in the stockholders’ equity section of the consolidated statements of financial position, equaled a gain of $383.1 million in 2009, and a loss of $331.8 million and a gain of $0.3 million in 2008 and 2007, respectively.

See Part II – Item 8- Financial Statements and Supplementary Data – Note 3 – Investments of this report for further discussion of the changes in unrealized gains and losses.

ITEM 7A.	QUANTIVATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

We hold a diversified portfolio of investments that includes cash, bonds, preferred stocks, common stocks, mortgage loans, policy loans, and real estate. Our investments are subject to various market risks including interest rate risk, credit risk and risk of changes in equity prices. Adverse changes to these rates and prices may occur due to changes in the liquidity of a market or market segment, or to changes in market perceptions of credit worthiness and/or risk tolerance.

Our management and culture is generally risk averse and emphasizes risk management throughout all our operations. The active management of market risk is integral to our results of operations. A key component of our risk management program is our ALM (asset/liability management) Committee. The ALM committee, under the direction of the Chief Corporate Risk Management Officer, monitors the level of risk to which we are exposed in managing our assets and liabilities in order to attain the desired risk-return profile. A significant aspect of this risk management involves our managing the link between the characteristics of our investments and the anticipated policy obligations and liabilities; a process commonly referred to as asset/liability management. Among other things, this includes maintaining adequate reserves, monitoring claims experience, managing interest rate spreads and protecting against disintermediation risk for life insurance and annuity products. As part of our risk management procedures, we also manage exposure concentrations, deductibles and reinsurance for property and casualty products.

As a part of the ALM process, we establish target asset portfolios for each major insurance product, which represent the investment strategies used to profitably fund our liabilities within acceptable levels of risk. We monitor these strategies through regular review of portfolio metrics, such as effective duration, yield curve sensitivity, convexity, liquidity, asset sector concentration and credit quality. In executing these asset/liability management strategies, we regularly reevaluate the estimates used in determining the approximate amounts and timing of payments to or on behalf of policyholders for insurance liabilities. Many of these estimates are inherently subjective and could impact our ability to achieve our asset/liability management goals and objectives.

In addition to our ALM Committee, in recent years, we have expanded enterprise risk management to help identify, prioritize and manage various risks including market risk. Under the leadership of our Chief Corporate Risk Management Officer and with the support of our Board of Directors, we have developed an approach and focused our efforts on the principles of enterprise risk management, including:

•	Designing an approach to identify potential risks and events that may affect the entity;

•	Managing risks within our risk profile; and

•	Providing reasonable assurance regarding the achievement of our strategic objectives.

We expect these ongoing enterprise risk management efforts will expand the management tools used to ensure the efficient allocation of capital and will enhance the measurement of possible diversification benefits across business segments and risk classes.

Interest Rate Risk

The primary market risk to the investment portfolio is the interest rate risk associated with investments in fixed income securities. Interest rate risk is the risk that the value of our interest-sensitive assets or liabilities will change with changes in market interest rates. Fixed income securities represent a significant portion (70.1% as of December 31, 2009) of our investment portfolio. Our exposure to interest rate risk relates to the market price and/or cash flow variability associated with the changes in market interest rates. Our exposure to cash flow changes are discussed fully in the Liquidity and Capital Resources section of the MD&A. The fair market value of these fixed income securities are inversely related to changes in market interest rates. As interest rates, fall, the coupon and dividend streams of existing fixed rate investments become more valuable as market values rise and vice versa. We utilize our ALM Committee as the primary tool to monitor interest rate risk. The carrying value of our investment portfolio as of December 31, 2009 and 2008 was $16.6 billion and $14.5 billion, respectively; of which 44.9% at year-end 2009 was invested in held-to-maturity bonds, 25.4% was invested in available for-sale bonds, and the remaining amounts primarily were invested in equity securities, mortgage loans, policy loans, real estate and short term investments. Detailed information regarding the carrying values of our investment portfolio can be found in the Investments section of the MD&A.

The interest rate exposure for our investments in mortgage loans is relatively insignificant compared to other risk exposures. These loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. As of December 31, 2009 these mortgage loans have fixed rates from 5.0% to 12.0%. Most of the mortgage loan contracts require periodic payments of both principal, interest, and have amortization periods of three years to thirty years.

Market interest rate fluctuation has a direct impact on the value of our fixed income securities. At December 31, 2009, we had a recorded net unrealized investment gain of $77.5 million on our available-for-sale bond portfolio, compared to a net unrealized loss of $438.8 million at December 31, 2008. These changes were primarily the result of significant improvement in the credit markets during 2009. Information regarding our unrealized gains or losses can be found in the Part II – Item 8 – Financial Statements and Supplementary Data – Note 3 – Investments of this report.

Interest Rate sensitivity analysis: The table below shows the sensitivity of our fixed maturity investments to increases and decreases in interest rates and the pre-tax change in market value resulting from such changes.

	Increase/(Decrease) in Market Value Given an Interest rate
	Increase/(Decrease) of X Basis Points
	(100)	(50)	50	100

As of December 31, 2009
Investment portfolio	$489,843	$245,091	$(245,773)	$(489,148)

As of December 31, 2008
Investment portfolio	$391,701	$198,650	$(203,759)	$(406,628)

Actual results could differ materially from the amounts noted above due to the assumptions and estimates used in calculating the analysis above. Our interest rate sensitivity analysis was calculated assuming instantaneous, one time parallel shifts in the corresponding year-end Treasury yield curves of +/-100bps, and +/-50bps. All other variables were assumed to remain constant. Therefore, these calculations may not fully reflect any prepayment to the portfolio, changes in corporate spreads or non-parallel changes in interest rates.

In addition to our fixed income securities being subject to interest-rate risk, we also have liabilities that are sensitive to interest-rate risk. These liabilities include annuities and interest sensitive insurance contracts, which have the same type of interest rate exposure as our fixed income securities.

We employ a combination of product design, pricing and ALM strategies to reduce the adverse effects of interest rate movements on these liabilities. Product design and pricing strategies include the use of surrender charges or restrictions on withdrawals in some products. ALM strategies include the use of derivatives to hedge equity-indexed annuity values, the purchase of securities structured to protect against prepayments, prepayment restrictions related fees on mortgage loans, and consistent monitoring of the pricing of our products in order to better match the duration of the assets and liabilities they support.

In addition to interest rate fluctuations impacting our assets and liabilities, we are also exposed to disintermediation risk. Disintermediation risk refers to the risk that interest rates will rise and policy loans and surrenders will increase; or that maturing policies will not renew at anticipated rates of renewal. This risk manifests itself when due to rapid changes in interest rates; policyholders move their assets into new products offering higher rates. We then may have to sell assets earlier than anticipated to pay for these withdrawals. Our life insurance and annuity product designs, underwriting standards and risk management techniques are utilized to protect against disintermediation risk and greater than expected mortality and morbidity risks. We strive to mitigate disintermediation risk through the use of surrender charges, certain provisions prohibiting the surrender of a policy, and market value adjustment features. Investment guidelines, including duration targets, asset allocation tolerances and return objectives, help to ensure that disintermediation risk is managed within the constraints of profitability criteria. Prudent underwriting is applied to select and price insurance risks, and we regularly monitor claims experience relative to our product pricing assumptions. Implementation of disciplined claims management serves to further protect against fraudulent and unjustified claims activity.

Credit Risk

For the year ended December 31, 2009, we are exposed to credit risk. Credit risk is the level of certainty that an issuer will honor its obligation under the terms of a security. Our insurance and annuity products are primarily supported by investments in fixed income securities, which primarily include investment grade bonds and collateralized mortgage obligations. Information regarding the credit quality of our fixed income portfolio can be found in the Bonds discussion in the Investments section of the MD&A.

To manage credit risk, we have an established, formal Investment Plan and Guidelines approved by our Board of Directors. Collectively, these documents provide issuer and geographic concentration limits, investment size limits and other applicable parameters such as loan to value guidelines. Investment activity, including the setting of investment policies and defining acceptable risk levels, is subject to review and approval of our Finance Committee, a committee of two members of the Board of Directors and senior investment professionals.

We are also exposed to credit risk because of our reinsurance program. We manage our underwriting risk exposures by following the industry practice of reinsuring portions of our insurance risks. We purchase reinsurance from several providers and are not dependent on any single reinsurer. While we believe these reinsurance providers are reputable and financially secure carriers, our reinsurance program does result in us being subject to credit risk of default of the reinsurer. Reinsurance does not eliminate our liability to pay our policyholders, and we remain primarily liable to our policyholders for the risks we insure.

Equity Risk

Equity risk is the risk that we will incur losses due to adverse changes in the general levels of the equity markets or in the levels of specific investments within the investment portfolio. At December 31, 2009, we held approximately $970.5 million of common and preferred stock securities, which had equity risk. Our exposure to the equity markets is managed by sector and mimics the Standard & Poor’s 500 Index (“S&P 500”) with minor variations. We continue to mitigate our equity risk by diversification of the overall investment portfolio and through prudent investing activities in the equity markets.

Changes in Accounting Principles

Refer to Item 8, Note 2 to the Consolidated Financial Statements for a discussion on recently issued accounting pronouncements not yet adopted.

Item 8.                 FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Stockholders
American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in equity, comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2009. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in note 2 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of debt securities as of April 1, 2009 due to the adoption of new FASB guidance.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), American National Insurance Company’s internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 11, 2010, expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

KPMG LLP
Houston, Texas
March 11, 2010

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Stockholders
American National Insurance Company:

We have audited American National Insurance Company’s (“the Company”) internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control – Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, American National Insurance Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2009, based on criteria established in Internal Control – Integrated Framework issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial position of American National Insurance Company and subsidiaries as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in equity, comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2009, and our report dated March 11, 2010 expressed an unqualified opinion on those consolidated financial statements.

KPMG LLP

Houston, Texas

March 11, 2010

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except for per share data)	Twelve Months Ended December 31,
	2009	2008	2007
PREMIUMS AND OTHER REVENUE
Premiums
Life	$284,530	$299,338	$315,893
Annuity	220,284	116,248	222,748
Accident and health	309,701	290,883	283,765
Property and casualty	1,159,509	1,182,026	1,177,217
Other policy revenues	179,504	174,899	155,230
Net investment income	840,105	796,177	812,969
Realized investments gains (losses)	23,246	(12,673)	48,193
Other-than-temporary impairments	(98,943)	(367,036)	(7,166)
Other income	31,843	38,779	47,224
Total revenues	2,949,779	2,518,641	3,056,073

BENEFITS, LOSSES AND EXPENSES
Policy Benefits
Life	297,719	296,078	273,750
Annuity	249,709	142,867	249,878
Accident and health	239,407	223,055	209,840
Property and casualty	923,064	939,854	818,230
Interest credited to policy account balances	370,563	299,833	295,894
Commissions for acquiring and servicing policies	459,943	475,345	456,537
Other operating costs and expenses	485,409	508,800	465,140
Increase in deferred policy acquisition costs	(63,611)	(67,439)	(60,442)
Total benefits, losses and expenses	2,962,203	2,818,393	2,708,827

Income (loss) from continuing operations before federal income tax,
and equity in earnings of unconsolidated affiliates	(12,424)	(299,752)	347,246
Provision (benefit) for federal income taxes
Current	(14,224)	(34,642)	80,324
Deferred	(17,583)	(87,388)	25,539
Total provision (benefit) for federal income taxes	(31,807)	(122,030)	105,863

Equity in earnings (losses) of unconsolidated affiliates, net of tax	(4,216)	4,965	3,866

Income (loss) from continuing operations	15,167	(172,757)	245,249
Income (loss) from discontinued operations	-	18,728	(4,958)
Net income (loss)	15,167	(154,029)	240,291
Less: Net income (loss) attributable to noncontrolling interest	(458)	(31)	(482)
Net income (loss) attributable to American National Insurance Company
and Subsidiaries	$15,625	$(153,998)	$240,773

Amounts attributable to American National Insurance Company
common stockholders
Earnings (loss) per share:
Basic	$0.59	$(5.82)	$9.09
Diluted	$0.59	$(5.82)	$9.04

Unrestricted common shares outstanding	26,528,832	26,479,832	26,479,832
Unrestricted common shares outstanding and
dilutive potential common shares	26,597,476	26,479,832	26,638,219

See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
(In thousands, except for share and per share data)
	December 31,
	2009	2008
ASSETS
Investments, other than investments in unconsolidated affiliates
Fixed Securities:
Bonds held-to-maturity	$7,461,711	$6,681,837
Bonds available-for-sale	4,213,550	3,820,837
Equity securities:
Preferred stocks	35,717	48,822
Common stocks	934,754	853,530
Mortgage loans on real estate, net of allowance	2,229,659	1,877,053
Policy loans	364,354	354,398
Investment real estate, net of
accumulated depreciation of $209,115 and $191,435	635,110	528,905
Short-term investments	636,823	295,170
Other invested assets	94,442	85,151
Total investments	16,606,120	14,545,703
Cash	161,483	66,096
Investments in unconsolidated affiliates	156,809	154,309
Accrued investment income	191,737	184,801
Reinsurance ceded receivables	371,654	482,846
Prepaid reinsurance premiums	53,545	61,433
Premiums due and other receivables	282,865	325,019
Deferred policy acquisition costs	1,330,981	1,482,664
Property and equipment, net	88,705	92,458
Current federal income taxes	29,474	68,327
Deferred federal income taxes	5,034	195,508
Other assets	152,722	159,254
Separate account assets	718,378	561,021
Total assets	$20,149,507	$18,379,439
LIABILITIES
Policyholder funds
Future policy benefits:
Life	$2,485,886	$2,436,001
Annuity	783,065	664,136
Accident and health	97,407	96,548
Policy account balances	9,567,860	8,295,527
Policy and contract claims	1,293,791	1,401,960
Participating policyholder share	162,794	149,970
Other policyholder funds	919,864	959,134
Total policyholder liabilities	15,310,667	14,003,276
Liability for retirement benefits	180,909	184,124
Notes payable	73,842	111,922
Other liabilities	393,302	376,863
Separate account liabilities	718,378	561,021
Total liabilities	16,677,098	15,237,206
STOCKHOLDERS' EQUITY
Common stock, $1.00 par value, - Authorized 50,000,000
Issued 30,832,449, Outstanding 26,820,166 shares	30,832	30,832
Additional paid-in capital	11,986	7,552
Accumulated other comprehensive income (loss)	117,649	(221,148)
Retained earnings	3,398,492	3,414,946
Treasury stock, at cost	(98,505)	(98,326)
Total American National stockholders' equity	3,460,454	3,133,856
Noncontrolling interest	11,955	8,377
Total stockholders' equity	3,472,409	3,142,233
Total liabilities and stockholders' equity	$20,149,507	$18,379,439

See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY
(In thousands, except for per share data)
		Twelve Months Ended December 31,
		2009	2008	2007

Common
Stock	Balance at beginning and end of the year	$30,832	$30,832	$30,832

Additional	Balance at beginning of the year	7,552	6,080	4,160
Paid-In Capital	Issuance of treasury shares as restricted stock	179	(1,139)	(79)
	Tax benefit on excess restricted stock	439	–	–
	Amortization of restricted stock	3,816	2,611	1,999
	Balance as of December 31,	$11,986	$7,552	$6,080

Accumulated	Balance at beginning of the year	(221,148)	145,972	141,869
Other	Change in unrealized gains on marketable securities, net	383,098	(331,828)	268
Comprehensive	Cumulative adjustment for accounting change on
Income	Other-than-temporary impairments on debt securities	(50,411)	–	–
	Foreign exchange adjustments	664	(247)	(17)
	Minimum pension liability adjustment	5,446	(35,045)	3,852
	Balance as of December 31,	$117,649	$(221,148)	$145,972

Retained	Balance at beginning of the year	3,414,946	3,653,365	3,498,306
Earnings	Net income (loss) attributed to American National Insurance Company and Subsidiaries	15,625	(153,998)	240,773

	Cash dividends to common stockholders ($3.08, $3.08 and $3.05 per share)	(82,490)	(82,651)	(81,531)
	ASC 740 implementation	–	–	(4,183)
	Effect of ASC 715 change in measurement date	–	(1,770)	–
	Cumulative adjustment for accounting change on
	Other-than-temporary impairments on debt securities	50,411	–	–
	Balance as of December 31,	$3,398,492	$3,414,946	$3,653,365

Treasury	Balance at beginning of the year	(98,326)	(99,465)	(99,544)
	Net issuance of restricted stock	(179)	1,139	79
	Balance as of December 31,	$(98,505)	$(98,326)	$(99,465)

Noncontrolling	Balance at beginning of the year	8,377	4,539	1,273
Interest	Contributions	4,392	4,279	4,284
	Distributions	(109)	(427)	(5,575)
	Gain (loss) attributable to noncontrolling interest	(705)	(14)	4,557
	Balance as of December 31,	$11,955	$8,377	$4,539

Total
Equity	Balance as of December 31,	$3,472,409	$3,142,233	$3,741,323

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(In thousands)
		2009	2008	2007

Net income (loss) attributable to American National Insurance Company common stockholders		$15,625	$(153,998)	$240,773

Other comprehensive income (loss), net of tax Change in unrealized gains on marketable securities, net		383,098	(331,828)	268
Foreign exchange adjustments		664	(247)	(17)
Defined benefit plans adjustment		5,446	(35,045)	3,852
Total other comprehensive income (loss)		$389,208	$(367,120)	$4,103

Total comprehensive income (loss) attributable to American National Insurance
Company and Subsidiaries		$404,833	$(521,118)	$244,876
See accompanying notes to consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)	Years Ended December 31,
	2009	2008	2007
OPERATING ACTIVITIES
Net income (loss) attributable to American National Insurance Company and Subsidiaries	$15,625	$(153,998)	$240,773
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Realized (gains) losses on investments	(23,246)	12,673	(46,499)
Other-than-temporary impairments	98,943	367,036	-
Amortization of discounts and premiums on bonds	16,215	16,654	15,619
Net capitalized interest on policy loans and mortgage loans	(27,881)	3,511	-
Depreciation	44,744	26,496	35,327
Interest credited to policy account balances	370,563	299,833	295,894
Charges to policy account balances	(173,360)	(191,238)	(146,555)
Deferred federal income tax (benefit) expense	(17,583)	(87,388)	25,539
Deferral of policy acquisition costs	(477,419)	(491,342)	(465,362)
Amortization of deferred policy acquisition costs	413,808	424,005	405,024
Equity in (earnings) losses of unconsolidated affiliates	6,488	(7,639)	(5,947)
Changes in:
Policyholder funds liabilities	32,629	88,908	72,663
Reinsurance ceded receivables	111,192	(44,780)	30,549
Premiums due and other receivables	42,154	(38,419)	9,552
Accrued investment income	(6,936)	(1,952)	(8,562)
Current federal income tax liability (recoverable)	38,853	(65,182)	-
Liability for retirement benefits	(3,215)	6,018	5,963
Prepaid reinsurance premiums	7,888	5,339	9,298
Other, net	21,928	3,146	(10,363)
Net cash provided by operating activities	491,390	171,681	462,913
INVESTING ACTIVITIES
Proceeds from sales of:
Bonds available-for-sale	82,861	6,353	68,004
Common stocks	182,871	129,270	277,429
Real estate	4,837	4,500	84,744
Mortgage loans	-	2,294	-
Other invested assets	1,806	9,896	104,743
Disposals of property and equipment	1,608	1,380	23,021
Distributions from unconsolidated affiliates	11,310	12,332	17,414
Proceeds from maturities of:
Bonds available-for-sale	273,819	269,566	287,559
Bonds held-to-maturity	561,903	580,515	547,416
Principal payments received on:
Mortgage loans	116,365	144,497	223,956
Policy loans	45,591	9,459	5,472
Purchases of investments:
Bonds available-for-sale	(166,194)	(626,623)	(658,731)
Bonds held-to-maturity	(1,372,246)	(644,151)	(483,722)
Common stocks	(53,758)	(290,979)	(364,352)
Real estate	(127,281)	(78,119)	(46,295)
Mortgage loans	(477,275)	(520,426)	(386,137)
Policy loans	(32,129)	(20,447)	(10,237)
Other invested assets	(31,572)	(21,795)	(50,115)
Additions to property and equipment	(13,178)	(25,024)	(18,076)
Contributions to unconsolidated affiliates	(20,042)	(38,514)	(64,592)
Net decrease (increase) in short-term investments	(341,653)	403,092	19,881
Other, net	(256)	2,483	(14,052)
Net cash used in investing activities	(1,352,613)	(690,441)	(436,670)
FINANCING ACTIVITIES
Policyholders' deposits to policy account balances	2,268,201	1,996,836	1,220,022
Policyholders' withdrawals from policy account balances	(1,191,021)	(1,446,521)	(1,250,266)
Increase (decrease) in notes payable	(38,080)	(16,877)	4,724
Dividends to stockholders	(82,490)	(82,651)	(81,531)
Net cash provided by (used in) financing activities	956,610	450,787	(107,051)
NET INCREASE (DECREASE) IN CASH	95,387	(67,973)	(80,808)
Cash:
Beginning of the year	66,096	134,069	214,877
End of year	$161,483	$66,096	$134,069

See accompanying notes to consolidated financial statements.

Notes To Consolidated Financial Statements

1.	NATURE OF OPERATIONS

American National Insurance Company and its consolidated subsidiaries (collectively “American National”) operate primarily in the insurance industry. Operating on a multiple product line basis, American National offers a broad line of insurance coverage, including individual and group life, health, and annuities; personal lines property and casualty; and credit insurance. In addition, through non-insurance subsidiaries, American National offers mutual funds and invests in real estate. The majority of revenues are generated by the insurance business. Business is conducted in all states and the District of Columbia, as well as Puerto Rico, Guam and American Samoa. Various distribution systems are utilized, including multiple line, independent third-party marketing organizations, home service, credit, and direct sales to the public.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

These consolidated financial statements (“financial statements”) have been prepared in conformity with (i) U.S. generally accepted accounting principles (“GAAP”); and (ii) the rules and regulations of the U. S. Securities and Exchange Commission (“SEC”) regarding financial reporting. In addition to GAAP accounting literature, specific SEC regulation is also applied to the financial statements issued by insurance companies.

BASIS FOR CONSOLIDATION

The accompanying consolidated financial statements are presented in our reporting currency, the U.S. dollar. All material intercompany transactions with consolidated entities have been eliminated.

We consolidate all entities that are wholly owned and those in which we own less than 100% but control, as well as any variable interest entities in which we are the primary beneficiary. We evaluate our ability to control an entity and whether the entity is a variable interest entity and we are the primary beneficiary through the consideration of the following factors:

(i)	the form of our ownership interest and legal structure;
(ii)	our representation on the entity’s governing body;
(iii)	the size of our investment (including loans);
(iv)	estimates of future cash flows;
(v)	our ability to participate in policy making decisions, including but not limited to, the acquisition or disposition of investment properties and the incurrence or refinancing of debt;
(vi)	the rights of other investors to participate in the decision making process; and
(vii)	the ability for other partners or owners to replace us as manager and/or liquidate the venture, if applicable.

Investments in unconsolidated affiliates are shown at cost plus equity in undistributed earnings since the dates of acquisition.

The preparation of financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported financial statement balances. Actual results could differ from those estimates. The following estimates have been identified as critical in that they involve a high degree of judgment and are subject to a significant degree of variability:

•	Other-than-temporary impairment (“OTTI”);
•	Deferred acquisition costs;
•	Reserves;
•	Reinsurance recoverable;
•	Pension and postretirement benefit plans;
•	Litigation contingencies; and
•	Federal income taxes.

Accounting estimates inherently require the use of judgments relating to a variety of assumptions; in particular, expectations of current and future mortality, morbidity, persistency, losses and loss adjustment expenses, recoverability of receivables, investment returns and interest rates. In developing these estimates, we make subjective and complex judgments that are inherently uncertain and subject to material changes as facts and circumstances develop. Although variability is inherent in these estimates, management believes that the amounts provided are appropriate, based upon the facts available upon compilation of the financial statements. Due to the inherent uncertainty when using assumptions and estimates, the effect of certain accounting policies under different conditions or assumptions could be different from those reported in the financial statements.

INVESTMENTS

Debt securities

Bonds that are classified as held-to-maturity are carried at amortized cost. The carrying value of these debt securities is expected to be realized, due to American National’s ability and intent to hold these securities until maturity or market recovery. Bonds classified as available-for-sale are carried at fair value.

Preferred stocks

All preferred stocks are classified as available-for-sale and are carried at fair value.

Common stocks

All common stocks are classified as available-for-sale and are carried at fair value.

Unrealized gains and losses

For all investments carried at fair value (excluding derivative instruments), the unrealized gains or losses (differences between amortized cost and fair value), net of applicable federal income taxes, are reflected in stockholders’ equity as a component of accumulated other comprehensive income (loss).

Mortgage loans

Mortgage loans on real estate are recorded at carrying value, which is comprised of the original cost, net of repayments, amortization of premiums, accretion of discounts, unamortized deferred revenue and valuation allowances. The mortgage loan portfolio is closely monitored through the review of payment history, loan and property information, such as debt service coverage, annual operating statements and property inspection reports. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, impaired loans are identified and valuation allowances are established. The change in valuation allowances is reported in current period income as a realized loss. Impaired loans are those which, based on current information and events, it is probable that American National will be unable to collect all amounts due, according to the contractual terms of the loan agreement.

Real estate acquired through foreclosure proceedings is recorded at the lesser of loan basis or fair value at the foreclosure date.

Policy loans

Policy loans are carried at cost, which approximates fair value.

Investment real estate

Investment real estate is carried at cost, less allowance for depreciation. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale.

Depreciation is provided over the estimated useful lives of the properties (15 to 50 years) using straight-line and accelerated methods allowable under GAAP. American National’s real estate portfolio is closely monitored through the review of operating information and periodic inspections. This information is evaluated in light of current economic conditions and other factors, such as geographic location and property type. As a result of this review, if there is any indication of an adverse change in the economic condition of a property, a complete cash flow analysis is performed to determine whether or not the property is impaired. If a possible impairment is indicated, the fair value of the property is estimated using a variety of techniques, including cash flow analysis, appraisals and comparison to the values of similar properties. If the book value is greater than the estimated fair value, an impairment is recorded.

Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

Short-term investments

Short-term investments, comprised of commercial paper, are carried at amortized cost, which approximates fair value.

Other invested assets

Other invested assets, comprised primarily of derivative contracts (equity-indexed options), construction loans, CAPCO investments and mineral rights, are carried at cost, less allowance for valuation, where applicable. Impairments for other invested assets are considered on an individual basis.

Impairments

An OTTI has occurred for a debt security in an unrealized loss position when American National either (a) has the intent to sell the debt security or (b) it is more likely than not that it will be required to sell the debt security before its anticipated recovery of its amortized costs basis. If either criterion is met, an OTTI is recognized in earnings in the amount of the amortized cost basis of the debt security in excess of its fair value, as of the impairment measurement date.

For all debt securities in unrealized loss positions which American National does not intend to sell and for which it is not more likely than not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of the debt security will be recovered by comparing the net present value of cash flows expected to be collected from the debt security with its amortized cost basis. Management estimates cash flows expected to be collected from the debt security using information based on its historical experience as well as using market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectability of a security. The net present value of cash flows expected to be collected from the debt security is calculated by discounting management’s best estimate of cash flows expected to be collected on the debt security at the effective interest rate implicit in the debt security when acquired. If the net present value of the cash flows expected to be collected from the debt security is less than the amortized cost basis of the debt security, an OTTI has occurred in the form of a credit loss. The credit loss is recognized in earnings in the amount of excess amortized cost over the net present value of the cash flows expected to be collected from the debt security. If the fair value of the debt security is in excess of its net present value of the cash flows expected to be collected from the debt security at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) in the amount of the fair value of the debt security in excess of the net present value of the cash flows expected to be collected from the debt security.

After the recognition of an OTTI, the debt security is accounted for as if it had been purchased on the measurement date of the OTTI, with an amortized cost basis equal to its previous amortized cost basis less the related OTTI recognized in earnings. The new amortized cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. Should there be a significant increase in the estimate of cash flows expected to be collected from a previously impaired debt security, the increase would be accounted for prospectively by accreting it as interest income over the remaining life of the debt security.

All equity securities, real estate and other invested assets are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds fair value, the duration of the market decline, and the financial health of and specific prospects for the issuer, borrower, or tenants. Losses that are determined to be other than temporary are recognized in current period income as a realized loss.

Derivative instruments and hedging activities

American National purchases derivative instruments as hedges of a recognized asset or liability, which are recorded on the consolidated statements of financial position at fair value. The change in fair value of derivative assets is reported as net investment income. The change in fair value of embedded derivative liabilities is reported through policy benefits-annuity. Derivative instruments held at December 31, 2009 and 2008 had an immaterial impact on the consolidated statements of operations and consolidated statements of cash flows.

American National does not apply hedge accounting treatment to its hedging activities.

Investments in unconsolidated affiliates

These assets are primarily investments in real estate and equity fund joint ventures, and are accounted for under the equity method of accounting.

CASH

American National considers cash on-hand and in banks plus amounts invested in money market funds as cash for purposes of the consolidated statements of financial position and consolidated statements of cash flows.

PROPERTY AND EQUIPMENT

These assets consist of buildings occupied by the Company, electronic data processing equipment, and furniture and equipment. These assets are carried at cost, less accumulated depreciation. Depreciation is provided using straight-line and accelerated methods that are allowed under GAAP over the estimated useful lives of the assets (3 to 50 years).

FOREIGN CURRENCIES

Assets and liabilities recorded in foreign currencies are translated at the exchange rate on the statement of financial position date. Revenues and expenses are translated at average rates of exchange prevailing during the year. Translation adjustments resulting from this process are charged or credited to other accumulated comprehensive income (loss).

INSURANCE SPECIFIC ASSETS AND LIABILITIES

Deferred policy acquisition costs

Certain costs of acquiring new insurance business have been deferred. For life, annuity and accident and health business, such costs consist of inspection report and medical examination fees, commissions, related fringe benefit costs and the present value of future profits resulting from the acquisition of life insurance portfolios. The amount of commissions deferred includes first-year commissions and certain subsequent year commissions that are in excess of ultimate level commission rates.

The deferred policy acquisition costs on traditional life and health products are amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality and withdrawal assumptions used in computing liabilities for future policy benefits. The amount of deferred policy acquisition costs is reduced by a provision for possible inflation of maintenance and settlement expenses in the determination of such amounts by means of grading interest rates.

Costs deferred on universal life, limited pay and investment type contracts are amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect on the deferred policy acquisition costs that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income (loss) in the consolidated statement of changes in stockholders’ equity as of the statement of financial position date. It is possible that a change in interest rates could have a significant impact on the deferred policy acquisition costs calculated for these contracts.

Deferred policy acquisition costs associated with property and casualty insurance business consist principally of commissions, underwriting and issue costs. These costs are amortized over the coverage period of the related policies, in relation to premium revenue recognized.

Future policy benefits

For traditional products, liabilities for future policy benefits have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time that the policies were issued. Estimates used are based on the Company’s experience, as adjusted to provide for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined, that future expected experience differs significantly from existing assumptions; the estimates are revised for current and future issues.

Future policy benefits for universal life and investment-type contracts reflect the current account value before applicable surrender charges.

Reserves for losses and loss expenses

American National establishes property and casualty reserves to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and reserves for incurred but not reported (“IBNR”) claims. Case reserves include the liability for claims that were reported to American National, but not yet paid. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future as well as claims which have been incurred but not yet reported to American National. These reserves also include an estimate of the expense associated with settling claims, including legal and other fees and the general expenses of administering the claims adjustment process.

PREMIUM REVENUE AND POLICY BENEFITS

Traditional ordinary life and health

Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the life of the policy contracts. This association is accomplished by means of the provision for liabilities for future policy benefits and the amortization of deferred policy acquisition costs.

Annuities

Revenues from annuity contracts represent amounts assessed against contract holders. Such assessments are principally surrender charges and, in the case of variable annuities, administrative fees. Policy account balances for annuities represent the deposits received plus accumulated interest less applicable accumulated administrative fees.

Universal life and single premium whole life

Revenues from universal life policies and single premium whole life policies represent amounts assessed against policyholders. Included in such assessments are mortality charges, surrender charges actually paid and earned policy service fees. Policyholder account balances consist of the premiums received and credited interest, less accumulated policyholder assessments. Amounts included in expense represent benefits in excess of account balances returned to policyholders.

Property and casualty

Property and casualty premiums are recognized as revenue proportionately over the contract period. Policy benefits consist of actual claims and the change in reserves for losses and loss adjustment expenses.

PARTICIPATING INSURANCE POLICIES

A portion of the life insurance portfolio is written on a participating basis. Participating business comprised approximately 9.0% of the life insurance in force at December 31, 2009 and 13.2% of life premiums in 2009. Of the total participating business, 74.6% was written by Farm Family Life Insurance Company (Farm Family Life). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.

FEDERAL INCOME TAXES

American National and its eligible subsidiaries will file a consolidated life/non-life federal income tax return for 2009. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return. Separate provisions for income taxes have been determined for these entities.
Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions only if it is “more likely than not” that the tax position will be sustained by taxing authorities, based on the technical merits of the position. Tax benefits recognized in the financial statements are measured based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate settlement. Tax benefits not meeting the “more likely than not” threshold, if applicable, are included with “Other liabilities” in the consolidated statements of financial position.

Interest expense and penalties, if applicable, are classified as “Other operating costs and expenses” in the consolidated statements of operations.

STOCK-BASED COMPENSATION

American National uses the fair value method in accordance with Accounting Standards Codification (“ASC”) 718, Compensation – Stock Compensation, to account for stock-based compensation.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities represent funds maintained to meet the investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses from these separate funds accrue directly to the contract holders of the policies supported by the separate accounts. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National. American National reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated financial statements.

ADOPTION OF NEW ACCOUNTING STANDARDS

On January 1, 2009, American National adopted accounting guidance contained within ASC 810, “Consolidation-Noncontrolling Interests” (formerly Statement of Financial Accounting Standards (“SFAS”) No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51”), (“ASC 810”). This guidance within ASC 810 was issued by the Financial Accounting Standards Board (“FASB”) in December 2007. This guidance required changes to the reporting of noncontrolling interests in financial statements. It was effective for fiscal years beginning on or after December 15, 2008. The adoption of this guidance did not have a material effect on American National’s financial statements.

On January 1, 2009, American National adopted accounting guidance contained within ASC 805, “Business Combinations” (formerly FAS No. 141(R), “Business Combinations”), and (“ASC 805”). This guidance within ASC 805 was issued by the FASB in December 2007. This guidance addressed the accounting for business acquisitions, was effective for fiscal years beginning on or after December 15, 2008, and generally applies to business acquisitions completed after December 31, 2008. Among other things, the new guidance required that all acquisition-related costs be expensed as incurred, and that all restructuring costs related to acquire operations be expensed as incurred. This new guidance also addressed the current and subsequent accounting for assets and liabilities arising from contingencies acquired or assumed and, for acquisitions both prior and subsequent to December 31, 2008, required the acquirer to recognize changes in the amount of its deferred tax benefits that are recognizable because of a business combination either in income from continuing operations in the period of the combination or directly in contributed capital, depending on the circumstances. The adoption of ASC 805 did not have a material effect on American National’s consolidated financial statements.

On January 1, 2009, American National adopted accounting guidance contained within ASC 815, “Derivatives and Hedging” (formerly FAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities, an amendment of FAS No. 133”), (“ASC 815”). This guidance within ASC 815 was issued by the FASB in March 2008. This guidance which amended and expanded disclosures about an entity’s derivative and hedging activities with the intent of providing users of financial statements with an enhanced understanding of (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are to be accounted for, and (c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance, and cash flows. ASC 815 was effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. ASC 815 encourages, but does not require, comparative disclosures. The adoption of ASC 815 resulted in expanded disclosures related to derivative instruments and hedging activities. See related disclosures in Note 4 of the Notes to the Consolidated Financial Statements.

On January 1, 2009, American National adopted accounting guidance contained within ASC 350, “Intangibles” (formerly FASB Staff Position (“FSP”) Financial Accounting Standard (“FAS”) No. 142-3, “Determination of the Useful Life of Intangible Assets”), (“ASC 350”). This guidance within ASC 350 was issued by the FASB in April 2008. This guidance amended the factors that should be considered in developing renewal or extension assumptions used to determine the useful life of a recognized intangible asset. This change was intended to improve the consistency between the useful life of a recognized intangible asset under ASC 350, the period of expected cash flows used to measure the fair value of the asset under ASC 805 and other GAAP. ASC 350 was effective for fiscal years beginning after December 15, 2008, and interim periods within those fiscal years. American National has applied ASC 350 prospectively to intangible assets acquired as of, and subsequent to, January 1, 2009. The adoption of ASC 350 did not have a material effect on American National’s consolidated financial statements.

On January 1, 2009, American National adopted accounting guidance contained within ASC 323, “Investments – Equity Method and Joint Ventures” (formerly Emerging Issues Task Force (“EITF”) No. 08-6, “Equity Method Investment Accounting Considerations”), (“ASC 323”). This guidance within ASC 323 was issued by the FASB in November 2008. This guidance addressed the effects of the issuances of guidance contained within ASC 805 and ASC 810 on the application of the equity method of accounting for investments in common stock. ASC 323 required that: (a) an entity determine the initial carrying value of an equity method investment by applying the cost accumulation model; (b) an entity shall use the OTTI model within ASC 323; however, investors should adjust any impairments’ recorded by an investee for existing differences between the investor’s basis and the underlying investees’ basis in such impaired assets; (c) share issuances by an investee should be accounted for as if the equity method investor had sold a proportionate share of its investment; and (d) when an investment is no longer within the scope of equity method accounting and instead is within the scope of cost method accounting or ASC 320, “Investments – Debt and Equity Securities”, the investor should prospectively apply the provisions of ASC 320 or ASC 323 and use the current carrying amount of the investment as its initial cost. This guidance was effective on a prospective basis in fiscal years beginning on or after December 15, 2008 and interim periods within those fiscal years. The adoption of ASC 323 did not have a material effect on American National’s consolidated financial statements.

On January 1, 2009, American National adopted accounting guidance contained within ASC 715, “Compensation – Retirement Benefits” (formerly FSP FAS No.132(R)-1, “Employers’ Disclosures about Postretirement Benefit Plan Assets”), (“ASC 715”). This guidance within ASC 715 was issued by the FASB in December 2008. This guidance enhanced the transparency surrounding the types of assets and associated risks in an employer’s defined benefit pension or other postretirement plan. It required an employer to disclose information about the valuation of plan assets similar to that required under ASC 820, “Fair Value Measurements and Disclosures”. ASC 715 was effective for fiscal years ending after December 15, 2009. American National has provided the required disclosure in accordance with the effective date. See related disclosures in Note 5 of the Notes to the Consolidated Financial Statements.

On April 1, 2009, American National adopted accounting guidance contained within ASC 825, “Financial Instruments” (formerly FSP FAS No.107-1 and Accounting Principles Board Opinion No. 28-1, “Interim Disclosures about Fair Value of Financial Instruments”), and (“ASC 825”). ASC 825 was issued by the FASB in April 2009. This guidance required disclosures about fair value of financial instruments. ASC 825 was effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The adoption of this guidance did not have a material effect on American National’s consolidated financial statements.

On April 1, 2009, American National adopted accounting guidance contained within ASC 855, “Subsequent Events” (formerly FAS No. 165, “Subsequent Events”), (“ASC 855”). This guidance within ASC 855 was issued by the FASB in May 2009. This guidance established general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued. It required that an entity evaluate its subsequent events up through the date of issuance of its financial statements. ASC 855 was effective for interim and annual periods ending after June 15, 2009. Accordingly, American National adopted ASC 855 prospectively. The adoption of this guidance did not have a material effect on American National’s consolidated financial statements. (Refer below to ASU No. 2010-09 for related amendment of ASC 855).

On April 1, 2009, American National adopted accounting guidance contained within ASC 320, “Investments – Debt and Equity Securities” (formerly FSP FAS No.115-2/124-2, “Recognition and Presentation of Other-Than-Temporary Impairments”), (“ASC 320”). This guidance required entities to separate an OTTI of a debt security into two components when there are credit related losses associated with the impaired debt security for which management asserts that it does not have the intent to sell the security, and it is more likely than not that it will not be required to sell the security before recovery of its cost basis. The amount of the OTTI related to a credit loss is recognized in earnings, and the amount of the OTTI related to other factors (the “non-credit loss”) is recorded in other comprehensive income (loss). ASC 320 was effective for interim and annual periods ending after June 15, 2009. As of the beginning of the interim period of adoption, ASC 320 required a cumulative-effect adjustment to reclassify the non-credit component of previously recognized OTTI losses from retained earnings to other comprehensive loss. Upon adoption of ASC 320, a cumulative-effect adjustment of $50,411,000, net of taxes, was recorded as an adjustment to retained earnings with a corresponding adjustment to accumulated other comprehensive income.

On April 1, 2009, American National adopted accounting guidance contained within ASC 820, “Fair Value Measurements and Disclosures” (formerly FSP FAS No.157-4, “Determining Fair Value When Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly”), (“ASC 820”). Under this guidance, if an entity determines that there has been a significant decrease in the volume and level of activity for an asset or liability in relation to the normal market activity for the asset or liability (or similar assets or liabilities), and then transactions or quoted prices may not accurately reflect fair value. In addition, if there is evidence that, the transaction for the asset or liability is not orderly; the entity shall place little, if any weight on that transaction price as an indicator of fair value. ASC 820 was effective for interim and annual periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The adoption of this guidance did not have a material effect on American National’s consolidated financial statements.

On September 30, 2009, American National adopted accounting guidance contained within ASC 105, “GAAP” (formerly FAS No.168, “The FASB ASC and the Hierarchy of GAAP — a replacement of FASB Statement No. 162”), (“ASC 105”). This guidance within ASC 105 established the FASB ASC as the source of authoritative accounting principles recognized by the FASB to be applied by non-governmental entities in the preparation of financial statements in conformity with GAAP in the United States, superseding existing FASB, American Institute of Certified Public Accountants, EITF, and related accounting literature. This guidance was effective for financial statements issued for interim and annual periods ending after September 15, 2009. Adoption of this guidance did not have an impact on American National’s consolidated financial statements, other than changes in references from former accounting standards to ASC references.

In September 2009, the FASB issued Accounting Standards Update (“ASU”) No. 2009-12, “Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, (“ASU 2009-12”) which amended ASC 820. ASU 2009-12 provided additional guidance on using the net asset value per share, as provided by an investee, when estimating the fair value of an alternate investment that does not have a readily determinable fair value as well as enhanced the disclosures concerning these investments. Examples of alternate investments, within the scope of ASU 2009-12, included investments in hedge funds and private equity, real estate, and venture capital partnerships. ASU 2009-12 was effective for interim and annual periods ending after December 15, 2009. Accordingly, American National adopted ASU 2009-12 on December 31, 2009. The adoption of ASU 2009-12 did not have a material effect on American National’s consolidated financial statements.

In August 2009, the FASB issued ASU No. 2009-05, “Measuring Liabilities at Fair Value”, (“ASU 2009-05”) which amends ASC 820. ASU 2009-05 provided clarification that in circumstances in which a quoted price in an active market for the identical liability is not available, a reporting entity is required to measure fair value using one or more of the following methods: 1) a valuation technique that uses a) the quoted price of the identical liability when traded as an asset or b) quoted prices for similar liabilities or similar liabilities when traded as assets and/or 2) a valuation technique that is consistent with the principles of ASC 820 (e.g. an income approach or market approach). ASU 2009-05 also clarified that when estimating the fair value of a liability, a reporting entity is not required to adjust for the inclusion of inputs relating to the existence of transfer restrictions on that liability. ASU 2009-05 was effective for interim and annual periods beginning after September 30, 2009. Accordingly, American National adopted ASU 2009- 05 on October 1, 2009. The adoption of ASU 2009-05 did not have a material effect on American National’s consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-02, “Accounting and Reporting for Decreases in Ownership of a Subsidiary – A Scope Clarification”, (“ASU 2010-02”) which amends ASC 810 – Consolidations (“ASC 810”). ASU 2010-02 changed ASC 810 by excluding some dispositions of not-for-profit activities and assets sales such as in-substance real estate from its scope. This guidance also required expanded disclosures about changes in ownership of subsidiaries. ASU 2010-02 was effective for annual and interim periods that commenced at the beginning of the first reporting period ending after December 15, 2009. Accordingly, this guidance was adopted on January 1, 2010 and did not have a material effect on American National’s consolidated financial statements.

In February 2010, the FASB issued ASU No. 2010-09, “Subsequent Events”, (“ASU 2010-09”) which amends ASC 855 – Subsequent Events (“ASC 855”). ASU 2010-09 amended ASC 855 by removing the requirement for an entity that files or furnishes financial statements with the SEC to disclose a date through which subsequent events have been evaluated in both originally issued and restated financial statements. This ASU removed potential conflicts with the SEC’s guidance. ASU 2010-09 was effective upon its issuance. Accordingly, this guidance was adopted on February 28, 2010 and did not have a material effect on American National’s consolidated financial statements.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

In June 2009, the FASB issued ASU No. 2009-17, “Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities” (formerly FAS No. 167, “Amendments to FASB Interpretation No. 46R”), (“ASU 2009-17”) which amended ASC 810. ASU 2009-17 pertains to the consolidation of variable interest entities and requires an analysis to be performed to determine whether a variable interest gives the entity a controlling financial interest in a variable interest entity. This standard requires an ongoing reassessment and eliminates the quantitative approach previously required for determining whether an entity is the primary beneficiary. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. Accordingly, American National will adopt this guidance effective January 1, 2010 and is currently evaluating the impact of its adoption on its consolidated financial statements.

In June 2009, the FASB issued ASU No. 2009-16, “Accounting for Transfers of Financial Assets” (formerly FAS No. 166, “Accounting for Transfers of Financial Assets”), and (“ASU 2009-16”) which amends ASC 860. ASU 2009-16 requires enhanced disclosure about transfers of financial assets when companies have continuing exposure to the risk related to transferred financial assets. It eliminates the concept of a qualifying special purpose entity and changes the requirements for derecognizing financial assets. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009. Accordingly, American National will adopt this guidance effective January 1, 2010 and is currently evaluating the impact of its adoption on its consolidated financial statements.

In January 2010, the FASB issued ASU No. 2010-06, “Improving Disclosures about Fair Value Measurements”, (“ASU 2010-06”) which amends ASC 820. ASU 2010-06 was issued to improve and expand fair value disclosures. Newly required disclosures are as follows: 1) provide information about movements of assets among Levels 1 and 2 of the three-tier fair value hierarchy established by ASC 820; 2) provide a reconciliation of purchases, sales, issuance, and settlements of anything valued with a Level 3 method; and 3) provide fair value disclosures for each class of assets and liabilities. This guidance is effective for interim and annual reporting periods that begin after December 15, 2010. Accordingly, American National will adopt this guidance on January 1, 2010 and is currently evaluating the impact of its adoption on its consolidated financial statements.

3.	INVESTMENTS

The amortized cost and estimated fair values of investments in held-to-maturity and available-for-sale securities are shown below (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2009
Debt securities
Bonds held-to-maturity:
U.S. treasury and other U.S. government
corporations and agencies	$21,222	$183	$(58)	$21,347
States of the U.S. and political subdivisions
of the states	240,403	8,619	(1,144)	247,878
Foreign governments	28,997	3,606	-	32,603
Corporate debt securities	6,390,377	327,535	(73,856)	6,644,056
Residential mortgage backed securities	693,178	24,650	(21,856)	695,972
Commercial mortgage backed securities	33,128	-	(23,941)	9,187
Collateralized debt securities	9,627	85	(1,036)	8,676
Other debt securities	44,779	2,009	(31)	46,757
Total bonds held-to-maturity	$7,461,711	$366,687	$(121,922)	$7,706,476

Bonds available-for-sale:
U.S. treasury and other U.S. government
corporations and agencies	3,438	448	-	3,886
States of the U.S. and political subdivisions
of the states	540,210	18,869	(1,044)	558,035
Foreign governments	5,000	1,188	-	6,188
Corporate debt securities	3,196,202	126,742	(69,932)	3,253,012
Residential mortgage backed securities	353,729	8,507	(6,671)	355,565
Collateralized debt securities	23,064	983	(1,553)	22,494
Other debt securities	14,401	225	(256)	14,370
Total bonds available-for-sale	$4,136,044	$156,962	$(79,456)	$4,213,550

Total debt securities	$11,597,755	$523,649	$(201,378)	$11,920,026

Marketable equity securities
Common stock:
Consumer goods	129,363	47,093	(2,336)	174,120
Energy and utilities	83,284	42,939	(1,453)	124,770
Finance	118,622	40,296	(2,174)	156,744
Healthcare	81,454	29,767	(1,100)	110,121
Industrials	58,900	28,887	(357)	87,430
Information technology	102,171	48,413	(422)	150,162
Materials	17,875	7,317	(22)	25,170
Telecommunication services	32,272	8,118	(355)	40,035
Mutual funds	59,853	6,426	(77)	66,202
Total common stock	$683,794	$259,256	$(8,296)	$934,754
Preferred stock	35,359	5,269	(4,911)	35,717
Total marketable equity securities	$719,153	$264,525	$(13,207)	$970,471

Total investments in securities	$12,316,908	$788,174	$(214,585)	$12,890,497

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
December 31, 2008
Debt securities
Bonds held-to-maturity:
U.S. treasury and other U.S. government
corporations and agencies	$11,484	$346	$-	$11,830
States of the U.S. and political subdivisions
of the states	155,420	4,485	(1,611)	158,294
Foreign governments	28,975	3,481	-	32,456
Corporate debt securities	5,602,250	48,963	(532,544)	5,118,669
Residential mortgage backed securities	735,025	13,557	(39,288)	709,294
Commercial mortgage backed securities	32,110	-	(24,368)	7,742
Collateralized debt securities	39,768	330	(5,274)	34,824
Other debt securities	76,805	81	(1,292)	75,594
Total bonds held-to-maturity	$6,681,837	$71,243	$(604,377)	$6,148,703

Bonds available-for-sale:
U.S. treasury and other U.S. government
corporations and agencies	3,462	900	-	4,362
States of the U.S. and political subdivisions
of the states	591,405	6,281	(19,477)	578,209
Foreign governments	5,000	2,332	-	7,332
Corporate debt securities	3,195,355	29,053	(441,400)	2,783,008
Residential mortgage backed securities	427,460	4,355	(14,618)	417,197
Collateralized debt securities	25,649	133	(4,710)	21,072
Other debt securities	11,229	-	(1,572)	9,657
Total bonds available-for-sale	$4,259,560	$43,054	$(481,777)	$3,820,837

Total debt securities	$10,941,397	$114,297	$(1,086,154)	$9,969,540

Marketable equity securities
Common stock:
Consumer goods	159,068	23,558	(15,093)	167,533
Energy and utilities	97,103	25,105	(8,889)	113,319
Finance	128,866	17,824	(13,048)	133,642
Healthcare	94,807	21,076	(6,380)	109,503
Industrials	72,360	10,786	(9,618)	73,528
Information technology	111,976	7,910	(15,207)	104,679
Materials	30,725	1,685	(6,886)	25,524
Telecommunication services	39,171	5,359	(3,840)	40,690
Mutual funds	86,832	2,389	(4,109)	85,112
Total common stock	$820,908	$115,692	$(83,070)	$853,530
Preferred stock	60,718	3,609	(15,505)	48,822
Total marketable equity securities	$881,626	$119,301	$(98,575)	$902,352

Total investments in securities	$11,823,023	$233,598	$(1,184,729)	$10,871,892

Debt securities

The amortized costs and estimated fair value, by contractual maturity, of debt securities at December 31, 2009, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value

Due in one year or less	$147,317	$147,303	$207,074	$211,138
Due after one year through five years	3,445,659	3,609,070	1,948,476	1,990,220
Due after five years through ten years	3,130,532	3,208,615	1,426,738	1,453,903
Due after ten years	732,353	736,915	543,479	549,006
	$7,455,861	$7,701,903	$4,125,767	$4,204,267

Without single maturity date	5,850	4,573	10,277	9,283

Total	$7,461,711	$7,706,476	$4,136,044	$4,213,550

Available-for-sale securities are sold throughout the year for various reasons. Proceeds from the disposals of these securities, with the realized gains and losses, are shown below (in thousands).

	2009	2008	2007

Proceeds from sales of available-for-sale securities	$265,732	$135,623	$166,493
Gross realized gains	42,101	22,496	34,033
Gross realized losses	(11,351)	(31,304)	(2,069)

In 2009, securities with amortized costs of $4,222,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuers’ creditworthiness. An unrealized loss of $407,330 was established at the time of the transfer.

In 2008, securities with amortized costs of $91,418,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuers’ creditworthiness. An unrealized loss of $67,383,000 was established at the time of the transfer.

In 2007, securities with amortized costs of $27,239,000 were transferred from held-to-maturity to available-for-sale due to evidence of a significant deterioration in the issuers’ creditworthiness. An unrealized loss of $98,000 was established at the time of the transfer.

All gains and losses were determined using specific identification of the securities sold.

In accordance with various government and state regulations, American National and its wholly-owned insurance subsidiaries had bonds with amortized costs of $35,822,000 at December 31, 2009, on deposit with appropriate regulatory authorities.

Derivative Instruments

American National purchases derivative contracts (equity indexed options) that serve as economic hedges against fluctuations in the equity markets to which equity indexed annuity products are exposed. Equity indexed annuities include a fixed host annuity contract and an embedded equity derivative. These derivative instruments are not accounted for as hedging under accounting rules. The following tables detail the estimated fair value amounts and the gain or loss on derivatives related to equity indexed annuities (in thousands):

Derivatives Not Designated as Hedging Instruments	Location of Asset (Liability) Reported in the Statements of Financial Position	Estimated Fair Value
		For the Years Ended December 31,
		2009	2008
Equity indexed options	Other invested assets	$32,801	$6,157
Equity indexed annuity embedded derivative	Future policy benefits - Annuity	$(22,487)	$(6,208)

Derivatives Not Designated as Hedging Instruments	Location of Gain (Loss) Recognized in the Statements of Operations	Amount of Gain (Loss) Recognized in Income on Derivatives
		For the Years Ended December 31,
		2009	2008	2007

Equity indexed options	Investment income	$5,380	$(24,400)	$(141)
Equity indexed annuity embedded derivative	Policy benefits - Annuity	$(8,138)	$23,184	$434

Unrealized gains and (losses) on securities

Unrealized gains (losses) on marketable equity securities and bonds available-for-sale, presented in the stockholders’ equity section of the consolidated statements of financial position, are net of deferred tax (benefit) expense of $101,408,000, $(84,029,000), and $101,244,000 for 2009, 2008, and 2007, respectively.

The change in the net unrealized gains (losses) on investments for the years ended December 31, are summarized as follows (in thousands):

	2009	2008	2007

Bonds available-for-sale	$516,229	$(393,429)	$(4,443)
Preferred stocks	12,254	(3,359)	(9,544)
Common stocks	218,338	(295,988)	11,161
Amortization of deferred policy acquisition costs	(215,294)	164,937	3,080
	531,527	(527,839)	254
Provision (benefit) for federal income taxes	185,700	(185,273)	130
	$345,827	$(342,566)	$124
Change in unrealized gains (losses) of investments
attributable to participating policyholders' interest	(13,140)	10,738	144

Impact of adoption of "Recognition and Presentation of Other-
Than-Temporary Impairments," FASB ASC Topic 320	50,411
Total	$383,098	$(331,828)	$268

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, as of December 31, 2008, are summarized as follows (in thousands):

	Less than 12 months		12 Months or more		Total
December 31, 2009	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
Debt securities
Bonds held-to-maturity:
U.S. Treasury and other U.S. government
corporations and agencies	$58	$6,387	$-	$-	$58	$6,387
States of the U.S. and political subdivisions
of the states	666	24,819	478	5,849	1,144	30,668
Corporate debt securities	12,602	543,459	61,254	700,718	73,856	1,244,177
Residential mortgage backed securities	445	23,750	21,411	182,315	21,856	206,065
Commercial mortgage backed securities	-	-	23,941	9,187	23,941	9,187
Collateralized debt securities	53	2,844	983	2,310	1,036	5,154
Other debt securities	31	3,428	-	-	31	3,428
Total bonds held-to-maturity	$13,855	$604,687	$108,067	$900,379	$121,922	$1,505,066

Bonds available-for-sale:
States of the U.S. and political subdivisions
of the states	520	58,622	524	18,941	1,044	77,563
Corporate debt securities	13,340	318,569	56,592	506,881	69,932	825,450
Residential mortgage backed securities	2,273	49,066	4,398	36,649	6,671	85,715
Collateralized debt securities	269	1,313	1,284	9,077	1,553	10,390
Other debt securities	256	9,947	-	-	256	9,947
Total bonds available-for-sale	$16,658	$437,517	$62,798	$571,548	$79,456	$1,009,065

Total debt securities	$30,513	$1,042,204	$170,865	$1,471,927	$201,378	$2,514,131

Marketable equity securities
Common stock:
Consumer goods	837	5,838	1,499	14,900	2,336	20,738
Energy and utilities	296	7,949	1,157	7,006	1,453	14,955
Finance	1,712	29,515	462	3,881	2,174	33,396
Healthcare	464	6,124	636	5,316	1,100	11,440
Industrials	163	2,567	194	1,678	357	4,245
Information technology	358	2,583	64	533	422	3,116
Materials	19	453	3	45	22	498
Telecommunications services	232	3,188	123	2,542	355	5,730
Mutual funds	77	4,372	-	-	77	4,372
Total common stock	$4,158	$62,589	$4,138	$35,901	$8,296	$98,490
Preferred stock	21	4,169	4,890	15,210	4,911	19,379
Total marketable equity securities	$4,179	$66,758	$9,028	$51,111	$13,207	$117,869

Total investments in securities	$34,692	$1,108,962	$179,893	$1,523,038	$214,585	$2,632,000

	Less than 12 months		12 Months or more		Total
December 31, 2008	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value
Debt securities
Bonds held-to-maturity:
States of the U.S. and political subdivisions
of the states	$1,571	$21,104	$40	$383	$1,611	$21,487
Corporate debt securities	280,110	2,685,787	252,434	928,186	532,544	3,613,973
Residential mortgage backed securities	31,471	186,404	7,817	50,425	39,288	236,829
Commercial mortgage backed securities	24,368	7,742	-	-	24,368	7,742
Collateralized debt securities	613	4,785	4,661	23,844	5,274	28,629
Other debt securities	1,292	9,566	-	-	1,292	9,566
Total bonds held-to-maturity	$339,425	$2,915,388	$264,952	$1,002,838	$604,377	$3,918,226

Bonds available-for-sale:
States of the U.S. and political subdivisions
of the states	15,383	274,191	4,094	35,295	19,477	309,486
Corporate debt securities	247,590	1,683,287	193,810	643,327	441,400	2,326,614
Residential mortgage backed securities	8,067	102,382	6,551	51,327	14,618	153,709
Collateralized debt securities	1,822	10,295	2,888	8,529	4,710	18,824
Other debt securities	1,572	9,657	-	-	1,572	9,657
Total bonds available-for-sale	$274,434	$2,079,812	$207,343	$738,478	$481,777	$2,818,290

Total debt securities	$613,859	$4,995,200	$472,295	$1,741,316	$1,086,154	$6,736,516

Marketable equity securities
Common stock:
Consumer goods	13,717	66,398	1,376	5,014	15,093	71,412
Energy and utilities	8,203	24,909	686	2,818	8,889	27,727
Finance	12,729	49,150	319	1,190	13,048	50,340
Healthcare	5,177	29,429	1,203	5,826	6,380	35,255
Industrials	9,496	23,880	122	593	9,618	24,473
Information technology	13,859	57,237	1,348	2,583	15,207	59,820
Materials	6,665	15,164	221	456	6,886	15,620
Telecommunications services	3,838	16,570	2	7	3,840	16,577
Mutual funds	4,107	16,775	2	6	4,109	16,781
Total common stock	$77,791	$299,512	$5,279	$18,493	$83,070	$318,005
Preferred stock	1,238	7,853	14,267	31,835	15,505	39,688
Total marketable equity securities	$79,029	$307,365	$19,546	$50,328	$98,575	$357,693

Total investments in securities	$692,888	$5,302,565	$491,841	$1,791,644	$1,184,729	$7,094,209

For all investment securities, including those securities in an unrealized loss position for 12 months or more, American National performs a quarterly analysis to determine if an other-than-temporary impairment loss should be recorded for any securities. As of December 31, 2009, the securities above did not meet the criteria for other-than-temporary impairment. Even though the duration of the unrealized losses on the securities exceeds one year, American National maintains the intent and ability to hold the security until its value recovers.

Bonds

American National evaluates all bonds that have unrealized losses on a quarterly basis to determine if the creditworthiness of any of the bonds have deteriorated to a point that would prevent American National from realizing the full amount at maturity. For those bonds where management believes that the full amount will not be realized, an other-than-temporary impairment is recorded. At December 31, the unrealized losses on securities that were not impaired were the result of credit spread widening and significant liquidity discounts in an illiquid market. There were no delinquent coupon payments attributed to the bond portfolio at December 31, 2009. American National has the ability and intent to hold these bonds until a market price recovery or maturity and, therefore, these bonds are not considered to be other-than-temporarily impaired. However, it is possible that the investee’s ability to meet future contractual obligations may be different from what American National determined during its analysis, which may lead to a different impairment conclusion in future periods.

Marketable equity securities

American National evaluates all marketable equity securities on a quarterly basis and recognizes an other-than-temporary impairment on all of those where a market price recovery is not expected in the near term. All securities, which have an unrealized loss, are also evaluated for credit quality, and impairments are recognized for any securities, regardless of the length of time that they have had an unrealized loss, where management believes the carrying value will not be realized. For the remaining securities with unrealized losses, management believes the losses are temporary, and American National has the ability and intent to hold these securities until a market price recovery. However, it is possible that the investee’s ability to perform in the future may be different from what American National determined during its analysis, which may lead to a different impairment conclusion in future periods.

Mortgage loans

In general, mortgage loans are secured by first liens on income-producing real estate. The loans are expected to be repaid from the cash flows or proceeds from the sale of real estate. American National generally allows a maximum loan-to-collateral-value ratio of up to 75% on newly funded mortgage loans. As of December 31, 2009, mortgage loans have fixed rates from 5.15% to 12.00%. The majority of the mortgage loan contracts require periodic payments of both principal and interest, and have amortization periods of 6 months to 30 years.

American National has investments in first lien mortgage loans on real estate with carrying values of $2,229,659,000 and $1,877,053,000 at December 31, 2009 and 2008, respectively. Non-performing loans, on which valuation allowances were established, totaled $13,691,000 and $13,824,000 at December 31, 2009 and 2008, respectively. The valuation allowances on those loans totaled $1,793,000 at December 31, 2009 and 2008.

Policy loans

All of American National’s policy loans carried interest rates ranging from 4.5% to 8.0% at December 31, 2009.

Net investment income and realized investments gains (losses)

Net investment income and realized investments gains (losses), before federal income taxes, for the years ended December 31 are summarized as follows (in thousands):

	Net Investment Income			Realized Investments Gains/(Losses)
	2009	2008	2007	2009	2008	2007

Bonds	$627,236	$623,356	$620,035	$(9,954)	$8,531	$1,455
Preferred stocks	3,419	5,687	4,561	(1,590)	(5,307)	-
Common stocks	23,324	28,977	27,002	36,792	(8,524)	29,990
Mortgage loans	141,124	118,067	103,627	-	-	-
Real estate	122,603	114,198	126,926	1,523	1,750	18,563
Options	5,380
Other invested assets	41,165	12,123	40,994	269	(5,977)	(40)
	964,251	902,408	923,145	27,040	(9,527)	49,968
Investment expenses	(124,146)	(106,231)	(110,176)	-	-	-
Increase in valuation
allowances	-	-	-	(3,794)	(3,146)	(1,775)
Total	$840,105	$796,177	$812,969	$23,246	$(12,673)	$48,193

Other-than-temporary impairments

The following tables summarize other-than-temporary impairments for the periods indicated (in thousands):

	Year Ended December 31,
	2009	2008	2007

Bonds	$(10,046)	$(165,803)	$(1,089)
Stocks	(69,057)	(199,748)	(6,077)
Mortgage loans	(1,647)	(740)	-
Real estate	(10,550)	(745)	-
Other invested assets	(7,643)	-	-
Total	$(98,943)	$(367,036)	$(7,166)

As discussed in Note 2, certain OTTI losses on bonds are bifurcated into two components: credit losses and non-credit losses. The net amount recognized in earnings (“credit loss impairments”) represents the difference between the amortized cost of the bond and the net present value of its projected future cash flows discounted at the effective interest rate implicit in the bond prior to impairment. Any remaining difference between the bond’s fair value and amortized cost (“non-credit loss impairments”) is recognized in other comprehensive income.

All other-than-temporary impairments recognized on bonds were entirely comprised of credit losses; therefore, during the twelve months ended December 31, 2009, no non-credit loss was recognized in other comprehensive income.

4.	CREDIT RISK MANAGEMENT

American National employs a strategy to invest funds at the highest return possible commensurate with sound and prudent underwriting practices to ensure a well-diversified investment portfolio.

Bonds

Management believes American National’s bond portfolio is diversified and of investment grade. The bond portfolio distributed by quality rating at December 31, 2009 and 2008 is summarized as follows:

	2009	2008

AAA	12%	17%
AA+	2%	1%
AA	2%	6%
AA-	5%	4%
A+	8%	11%
A	14%	16%
A-	14%	13%
BBB+	13%	11%
BBB	16%	12%
BBB-	8%	4%
BB+ and below	6%	5%
Total	100%	100%

Common stock

American National’s common stock portfolio by market sector distribution at December 31 is summarized as follows:

	2009	2008

Consumer goods	19%	20%
Financials	17%	16%
Information technology	16%	13%
Energy and utilities	13%	13%
Healthcare	12%	13%
Industrials	9%	8%
Mutual funds	7%	10%
Communications	4%	5%
Materials	3%	2%
Total	100%	100%

Mortgage loans and investment real estate

American National invests primarily in the commercial sector in areas that offer the potential for property value appreciation. Generally, mortgage loans are secured by first liens on income-producing real estate.

Mortgage loans and investment real estate by property type distribution at December 31 are summarized as follows:

	Mortgage Loans		Investment Real Estate
	2009	2008	2009	2008

Office buildings	31%	30%	15%	18%
Industrial	28%	25%	37%	45%
Shopping centers	19%	21%	19%	23%
Hotels and motels	15%	17%	2%	2%
Other	4%	4%	16%	11%
Commercial	3%	3%	11%	1%
Total	100%	100%	100%	100%

American National has a diversified portfolio of mortgage loans and real estate properties. Mortgage loans and investment real estate investments by geographic distribution at December 31 are as follows:

	Mortgage Loans		Investment Real Estate
	2009	2008	2009	2008

West South Central	22%	22%	58%	64%
East North Central	20%	22%	8%	6%
South Atlantic	20%	17%	13%	16%
Pacific	10%	13%	2%	2%
Middle Atlantic	8%	10%	10%	0%
Mountain	6%	5%	1%	1%
East South Central	6%	4%	7%	10%
New England	4%	5%	0%	0%
West North Central	4%	2%	1%	1%
Total	100%	100%	100%	100%

5.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amounts and estimated fair values of financial instruments at December 31 are as follows (in thousands):

	December 31, 2009		December 31, 2008
	Carrying	Estimated	Carrying	Estimated
	Amount	Fair Value	Amount	Fair Value
Financial assets:
Fixed maturities
Held-to-maturity:
U.S. treasury and other U.S. government
corporations and agencies	$21,222	$21,347	$11,484	$11,830
States of the U.S. and political subdivisions
of the states	240,403	247,878	155,420	158,294
Foreign governments	28,997	32,603	28,975	32,456
Corporate debt securities	6,390,377	6,644,056	5,602,250	5,118,669
Residential mortgage backed securities	693,178	695,972	735,025	709,294
Commercial mortgage backed securities	33,128	9,187	32,110	7,742
Collateralized debt securities	9,627	8,676	39,768	34,824
Other debt securities	44,779	46,757	76,805	75,594
Total fixed maturities, held-to-maturity	$7,461,711	$7,706,476	$6,681,837	$6,148,703
Available-for-sale:
U.S. treasury and other U.S. government
corporations and agencies	3,886	3,886	4,362	4,362
States of the U.S. and political subdivisions
of the states	558,035	558,035	578,209	578,209
Foreign governments	6,188	6,188	7,332	7,332
Corporate debt securities	3,253,012	3,253,012	2,783,008	2,783,008
Residential mortgage backed securities	355,565	355,565	417,197	417,197
Collateralized debt securities	22,494	22,494	21,072	21,072
Other debt securities	14,370	14,370	9,657	9,657
Total fixed maturities, available-for-sale	$4,213,550	$4,213,550	$3,820,837	$3,820,837
Total fixed maturities	$11,675,261	$11,920,026	$10,502,674	$9,969,540
Marketable equity securities
Common stock:
Consumer goods	174,120	174,120	167,533	167,533
Energy and utilities	124,770	124,770	113,319	113,319
Finance	156,744	156,744	133,642	133,642
Healthcare	110,121	110,121	109,503	109,503
Industrials	87,430	87,430	73,528	73,528
Information technology	150,162	150,162	104,679	104,679
Materials	25,170	25,170	25,524	25,524
Mutual funds	66,202	66,202	85,112	85,112
Telecommunication services	40,035	40,035	40,690	40,690
Preferred stock	35,717	35,717	48,822	48,822
Total marketable equity securities	$970,471	$970,471	$902,352	$902,352
Options	32,801	32,801	6,157	6,157
Mortgage loans on real estate, net of allowance	2,229,659	2,267,157	1,877,053	1,891,895
Policy loans	364,354	364,354	354,398	354,398
Short-term investments	636,823	636,823	295,170	295,170
Total financial assets	$15,909,369	$16,191,632	$13,937,804	$13,419,512
Financial liabilities:
Investment contracts	7,828,243	7,828,243	6,626,561	6,626,561
Liability for embedded derivatives of
equity indexed annuities	22,487	22,487	6,208	6,208
Notes payable	73,842	73,842	111,922	111,922
Total financial liabilities	$7,924,572	$7,924,572	$6,744,691	$6,744,691

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1
Unadjusted quoted prices in active markets for identical assets or liabilities. American National defines active markets based on average trading volume for equity securities. The size of the bid/ask spread is used as an indicator of market activity for fixed maturity securities.

Level 2
Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3
Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

American National has analyzed the third-party pricing services valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Based on the results of this evaluation and investment class analysis, each price was classified into Level 1, 2, or 3.

American National utilizes a pricing service to estimate fair value measurements for approximately 99.0% of fixed maturity securities. The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, the pricing service uses an Option Adjusted Spread model to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, relevant credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used by the pricing service and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review of the pricing services methodology confirms the service is utilizing information from organized transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received by the pricing service.

The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available. If the pricing service discontinues pricing an investment, American National would be required to produce an estimate of fair value using some of the same methodologies as the pricing service, but would have to make assumptions for market-based inputs that are unavailable due to market conditions.

The fair value estimates of most fixed maturity investments including municipal bonds are based on observable market information rather than market quotes. Accordingly, the estimates of fair value for such fixed maturities provided by the pricing service are included in the amount disclosed in Level 2 of the hierarchy.

Additionally, American National holds a small amount of fixed maturities that have characteristics that make them unsuitable for matrix pricing. For these fixed securities, a quote from a broker (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate that the price is indicative only, American National includes these fair value estimates in Level 3. The pricing of certain private placement debt also includes significant non-observable inputs, the internally determined credit rating of the security and an externally provided credit spread, and are classified in Level 3.

For public common and preferred stocks, American National receives prices from a nationally recognized pricing service that are based on observable market transactions and these securities are disclosed in Level 1. For certain, preferred stock held, current market quotes in active markets are unavailable. In these instances, American National receives an estimate of fair value from the pricing service that provides fair value estimates for the fixed maturity securities. The service utilizes some of the same methodologies to price the preferred stocks as it does for the fixed maturities. These estimates for equity securities are disclosed in Level 2.

Some assets and liabilities do not fit the hierarchical model for determining fair value. For policy loans, the carrying amount approximates their fair value, because the policy loans cannot be separated from the policy contract. The fair value of investment contract liabilities is determined in accordance with GAAP rules on insurance products and is estimated using a discounted cash flow model, assuming the companies’ current interest rates on new products. The carrying value for these contracts approximates their fair value. The carrying amount for notes payable approximates their fair value.

The following tables provide quantitative disclosures regarding fair value hierarchy measurements of our financial assets and liabilities at December 31, 2009 and 2008 (in thousands):

		Fair Value Measurement at December 31, 2009 Using:

	Fair Value at December 31, 2009	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Fixed maturities
Held-to-maturity:
U.S. treasury and other U.S. government
corporations and agencies	$21,347	$-	$21,347	$-
States of the U.S. and political subdivisions
of the states	247,878	-	247,878	-
Foreign governments	32,603	-	32,603	-
Corporate debt securities	6,644,056	-	6,635,387	8,669
Residential mortgage backed securities	695,972	-	692,702	3,270
Commercial mortgage backed securities	9,187	-	9,187	-
Collateralized debt securities	8,676	-	624	8,052
Other debt securities	46,757	-	46,757	-
Total fixed maturities, held-to-maturity	$7,706,476	$-	$7,686,485	$19,991
Available-for-sale:
U.S. treasury and other U.S. government
corporations and agencies	3,886	-	3,886	-
States of the U.S. and political subdivisions
of the states	558,035	-	558,035	-
Foreign governments	6,188	-	6,188	-
Corporate debt securities	3,253,012	-	3,238,004	15,008
Residential mortgage backed securities	355,565	-	355,548	17
Collateralized debt securities	22,494	-	21,138	1,356
Other debt securities	14,370	-	14,370	-
Total fixed maturities, available-for-sale	$4,213,550	$-	$4,197,169	$16,381
Total fixed maturities	$11,920,026	$-	$11,883,654	$36,372
Marketable equity securities
Common stock:
Consumer goods	174,120	174,120	-	-
Energy and utilities	124,770	124,770	-	-
Finance	156,744	156,744	-	-
Healthcare	110,121	110,121	-	-
Industrials	87,430	87,430	-	-
Information technology	150,162	150,162	-	-
Materials	25,170	25,170	-	-
Mutual funds	66,202	66,202	-	-
Telecommunication services	40,035	40,035	-	-
Preferred stock	35,717	35,123	-	594
Total marketable equity securities	$970,471	$969,877	$-	$594
Options	32,801	-	-	32,801
Mortgage loans on real estate, net of allowance	2,267,157	-	2,267,157	-
Short-term investments	636,823	-	636,823	-
Total financial assets	$15,827,278	$969,877	$14,787,634	$69,767
Financial liabilities:
Liability for embedded derivatives of
equity indexed annuities	22,487	-	-	22,487
Total financial liabilities	$22,487	$-	$-	$22,487

		Fair Value Measurement at December 31, 2008 Using:

	Fair Value at December 31, 2008	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Financial assets:
Fixed maturities
Held-to-maturity:
U.S. treasury and other U.S. government
corporations and agencies	$11,830	$-	$11,830	$-
States of the U.S. and political subdivisions
of the states	158,294	-	158,294	-
Foreign governments	32,456	-	32,456	-
Corporate debt securities	5,118,669	-	5,111,068	7,601
Residential mortgage backed securities	709,294	-	705,491	3,803
Commercial mortgage backed securities	7,742	-	7,742	-
Collateralized debt securities	34,824	-	26,117	8,707
Other debt securities	75,594	-	75,584	10
Total fixed maturities, held-to-maturity	$6,148,703	$-	$6,128,582	$20,121
Available-for-sale:
U.S. treasury and other U.S. government
corporations and agencies	4,362	-	4,362	-
States of the U.S. and political subdivisions
of the states	578,209	-	578,209	-
Foreign governments	7,332	-	7,332	-
Corporate debt securities	2,783,008	-	2,752,640	30,368
Residential mortgage backed securities	417,197	-	407,753	9,444
Commercial mortgage backed securities	-	-	-	-
Collateralized debt securities	21,072	-	18,062	3,010
Other debt securities	9,657	-	9,657	-
Total fixed maturities, available-for-sale	$3,820,837	$-	$3,778,015	$42,822
Total fixed maturities	$9,969,540	$-	$9,906,597	$62,943
Marketable equity securities
Common stock:
Consumer goods	167,533	167,533	-	-
Energy and utilities	113,319	113,319	-	-
Finance	133,642	133,642	-	-
Healthcare	109,503	109,503	-	-
Industrials	73,528	73,528	-	-
Information technology	104,679	104,679	-	-
Materials	25,524	25,524	-	-
Mutual funds	85,112	85,112	-	-
Telecommunication services	40,690	40,690	-	-
Preferred stock	48,822	27,566	-	21,256
Total marketable equity securities	$902,352	$881,096	$-	$21,256
Options	6,157	-	-	6,157
Mortgage loans on real estate, net of allowance	1,891,895	-	1,891,895	-
Short-term investments	295,170	-	295,170	-
Total financial assets	$13,065,114	$881,096	$12,093,662	$90,356
Financial liabilities:
Liability for embedded derivatives of
equity indexed annuities	6,208	-	-	6,208
Total financial liabilities	$6,208	$-	$-	$6,208

For assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the period, a reconciliation of the beginning and ending balances, is as follows (in thousands):

Fair Value Measurements Using
Significant Unobservable Inputs
Level 3 Totals

Beginning balance - January 1, 2009	$84,148
Net gains included in other comprehensive income	9,022
Net gain (loss) for derivatives included in net investment income	(18,267)
Purchases, sales, and settlements of derivatives (net)	21,413
Transfers into Level 3	175
Transfers out of Level 3	(49,211)
Ending balance - December 31, 2009	$47,280

There were no unrealized losses for the twelve months ended December 31, 2009 of Level 3 assets. The unrealized gains in Level 3 assets at December 31, 2009 were $9,022,000.

The transfers into Level 3 were the result of securities no longer being priced by the third-party pricing service. As the securities were priced by a third-party service, inputs were used that are observable or derived from market data, which resulted in classification of these assets as Level 2. In accordance with American National’s pricing methodology, these securities are being valued with similar techniques as the pricing service; however, the Company developed data is used in the process, which results in unobservable inputs, and a corresponding transfer into Level 3. The transfers out of level 3 were comprised of $24.4 million of sales, $13.6 million of maturities, and $11.2 million of transfers into Level 2.

6. DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs and premiums for the years ended December 31, 2009, 2008, and 2007 are summarized as follows (in thousands):

	Life	Accident	Property
	& Annuity	& Health	& Casualty	Total

Balance at December 31, 2006	$981,035	$85,666	$121,178	$1,187,879
Additions	216,660	18,735	232,138	467,533
Amortization	(156,017)	(24,508)	(224,499)	(405,024)
Effect of change in unrealized gains
on available-for-sale securities	3,080	-	-	3,080
Net changes	63,723	(5,773)	7,639	65,589
Acquisitions	(2,170)	-		(2,170)
Foreign exchange effect	(13)	-		(13)
Balance at December 31, 2007	$1,042,575	$79,893	$128,817	$1,251,285
Additions	225,575	22,762	243,005	491,342
Amortization	(162,884)	(27,785)	(233,336)	(424,005)
Effect of change in unrealized gains
on available-for-sale securities	164,937	-	-	164,937
Net changes	227,628	(5,023)	9,669	232,274
Acquisitions	(729)	-	-	(729)
Foreign exchange effect	(166)	-	-	(166)
Balance at December 31, 2008	$1,269,308	$74,870	$138,486	$1,482,664
Additions	203,930	16,729	256,758	477,417
Amortization	(143,453)	(21,746)	(248,607)	(413,806)
Effect of change in unrealized losses
on available-for-sale securities	(215,294)	-	-	(215,294)
Net changes	(154,817)	(5,017)	8,151	(151,683)
Balance at December 31, 2009	$1,114,491	$69,853	$146,637	$1,330,981

2009 Premiums	$504,814	$309,701	$1,159,509	$1,974,024
2008 Premiums	$415,586	$290,883	$1,182,026	$1,888,495
2007 Premiums	$538,641	$283,765	$1,177,217	$1,999,623

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

Acquisitions relate to the purchase of various insurance portfolios under assumption reinsurance agreements.

The amounts for the present value of future profits resulting from the acquisition of life insurance portfolios have been accounted for in accordance with ASC 944-20-99-2 and are immaterial in all periods presented.

Prior to its sale (see Note 17), acquisition costs for American National’s Mexican subsidiary were maintained in their functional currency of Mexican pesos, and translated into U.S. dollars for reporting purposes. Part of the change in deferred acquisition cost balance was due to differences in the exchange rate applied to the balance from period to period. The entire amount of this difference was reported in the shareholders’ equity section of the consolidated statements of financial position.

7.      LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

American National establishes liabilities for amounts payable under insurance policies, including traditional life insurance, traditional annuities and non-medical health insurance. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. Utilizing these assumptions, liabilities are established on a block of business basis.

Future policy benefits for non-participating traditional life insurance policies are equal to the aggregate of the present value of expected future benefit payments and related expenses less the present value of expected future net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3% to 8%.

Future policy benefit liabilities for acquired participating traditional life insurance policies are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts); and (ii) the liability for terminal dividends. Participating business represented approximately 9% of American National’s life insurance in-force at December 31, 2009.

Future policy benefit liabilities for individual fixed annuities after annuitization are equal to the present value of expected future payments. The interest rate used in establishing such liabilities is 5% for all policies in-force.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3.5% to 8%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3% to 7.5%.

Liabilities for unpaid claims and claim expenses for property and casualty insurance are included in the liability for policy and contract claims and represent the amount estimated for claims that have been reported but not settled and claims incurred but not reported. Liabilities for unpaid claims are estimated based upon American National’s historical experience and other actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 2.5% to 5.5% (some annuities also offer a first year bonus ranging from 1% to 8%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments relating to business combinations.

8.	LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

Activity in the liability for accident and health and property and casualty unpaid claims and claim adjustment expenses is summarized as shown below (in thousands):

	2009	2008	2007

Balance at January 1	$1,310,272	$1,256,698	$1,308,603
Less reinsurance recoverables	377,692	363,140	421,737
Net beginning balance	932,580	893,558	886,866
Incurred related to:
Current	1,139,481	1,158,452	1,073,249
Prior years	(30,623)	(43,045)	(93,524)
Total incurred	1,108,858	1,115,407	979,725
Paid related to:
Current	690,085	709,705	636,234
Prior years	407,129	366,680	336,799
Total paid	1,097,214	1,076,385	973,033
Net balance at December 31	944,224	932,580	893,558
Plus reinsurance recoverables	279,987	377,692	363,140
Balance at December 31	$1,224,211	$1,310,272	$1,256,698

The balances at December 31 are included in policy and contract claims in the consolidated statements of financial position.

The potential uncertainty generated by volatility in loss development profiles is adjusted for through the selection of loss development factor patterns for each line of insurance. The net and gross reserve calculations have shown redundancies for the last several year-ends as a result of losses emerging favorably compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years decreased by approximately $31,000,000 in 2009 and $43,000,000 in 2008.

9.	REINSURANCE

As is customary in the insurance industry, American National reinsures portions of certain insurance policies written, thereby providing a greater diversification of risk and managing exposure on larger risks. The maximum amount that would be retained by one life insurance company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life and $125,000 credit life (total $1,175,000). If individual, group and credit were in force in all companies at the same time, the maximum risk on any one life could be $2,325,000.

For Property and Casualty, American National retains the first $1 million of loss per risk, reinsurance then covers the next $5 million of property and liability losses per risk. Additional excess property per risk coverage is purchased to cover risks up to $15 million, and excess casualty cash coverage is maintained to cover losses up to $50 million. Corporate catastrophe coverage is also in place for up to a $500 million event.

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the assuming companies were to be unable to meet their obligations under any reinsurance treaties.

To minimize its exposure to significant losses from reinsurer insolvencies, American National evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers. At December 31, 2009, amounts recoverable from reinsurers with a carrying value of $25,119,000 were associated with various auto dealer credit insurance program reinsurers domiciled in the Caribbean islands of Nevis or the Turks and Caicos Islands. American National holds collateral related to these reinsurers totaling $23,319,000. This collateral is in the form of custodial accounts controlled by the Company, which can be drawn on for amounts that remain unpaid for more than 90 days. American National believes that the failure of any single reinsurer to meet its obligations would not have a significant effect on its financial position or results of operations.

American National had amounts receivable from reinsurers totaling $371,654,000 at December 31, 2009. Of this amount, $3,527,000 represents amounts that are the subject of litigation or are in dispute with the reinsurers involved. Management believes that any dispute that may arise would not have a material impact on American National’s consolidated financial position.

Premiums, premium-related reinsurance amounts and reinsurance recoveries for the years ended December 31 are summarized as follows (in thousands):

	2009	2008	2007

Direct premiums	$2,113,109	$2,117,400	$2,134,669
Reinsurance premiums assumed from other companies	182,848	215,189	176,357
Reinsurance premiums ceded to other companies	(321,933)	(444,094)	(302,650)
Net premiums	$1,974,024	$1,888,495	$2,008,376
Reinsurance recoveries	$193,529	$301,397	$198,553

Life insurance in force and related reinsurance amounts at December 31 are summarized as follows (in thousands):

	2009	2008	2007

Direct life insurance in-force	$68,584,383	$68,820,212	$67,604,695
Reinsurance risks assumed from other companies	863,867	1,050,645	1,078,371
Total life insurance in-force	69,448,250	69,870,857	68,683,066
Reinsurance risks ceded to other companies	(31,347,876)	(31,241,255)	(29,635,648)
Net life insurance in-force	$38,100,374	$38,629,602	$39,047,418

10.	NOTES PAYABLE

At December 31, 2009, American National’s real estate holding companies were partners in affiliates that had notes payable to third-party lenders totaling $73,842,000, $34,297,000 of this amount is due in 2010. These notes have interest rates ranging from 5.95% to 8.07% and maturities from 2010 to 2020. Each of these notes are secured by the real estate owned through the respective affiliated entity, and American National’s liability for these notes are limited to the amount of its investment in the respective affiliate, which totaled $33,265,000 at December 31, 2009.

11.	FEDERAL INCOME TAXES

The federal income tax provisions vary from the amounts computed when applying the statutory federal income tax rate. A reconciliation of the effective tax rate for American National to the statutory federal income tax rate is as follows (in thousands, except percentages):

	For the Years Ended December 31,
	2009		2008		2007
	Amount	Rate	Amount	Rate	Amount	Rate

Income tax (benefit) on pre-tax income	$(4,348)	35.0%	$(105,021)	35.0%	$121,536	35.0%
Tax-exempt investment income	(9,351)	75.3	(8,791)	2.9	(6,360)	(1.8)
Dividend exclusion	(8,432)	67.9	(12,028)	4.0	(6,589)	(1.9)
Miscellaneous tax credits, net	(6,963)	56.0	(5,835)	1.9	(3,862)	(1.1)
Foreign operations	-	-	-	-	1,735	0.5
Other items, net	(2,713)	21.8	9,645	(3.1)	(597)	(0.2)
Total	$(31,807)	256.0%	$(122,030)	40.7%	$105,863	30.5%

The tax effects of temporary differences that gave rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2009 and December 31, 2008 are as follows (in thousands):

	For the Years Ended December 31,
	2009	2008
DEFERRED TAX ASSETS:
Marketable securities, principally due to impairment losses	$109,650	$138,487
Marketable securities, principally due to net unrealized losses	-	146,191
Investment in real estate and other invested assets
principally due to investment valuation allowances	18,315	1,279
Policyholder funds, principally due to policy reserve discount	211,547	187,277
Policyholder funds, principally due to unearned premium reserve	31,312	30,716
Non-qualified pension	29,109	27,630
Participating policyholders' surplus	28,505	28,615
Pension	35,228	36,968
Commissions and other expenses	16,209	24,395
Tax carryforwards	8,666	623
Other assets	5,952	8,895
Gross deferred tax assets	494,493	631,076
Valuation allowance	(400)	(1,000)
Net deferred tax assets	$494,093	$630,076

DEFERRED TAX LIABILITIES:
Marketable securities, principally due to net unrealized gains	(114,861)	-
Investment in bonds, principally due to accrual of discount on bonds	(13,426)	(18,221)
Deferred policy acquisition costs, due to difference between GAAP
and tax amortization methods	(356,014)	(410,970)
Property, plant and equipment, principally due to difference between
GAAP and tax depreciation methods	(4,758)	(5,377)
Gross deferred tax liabilities	(489,059)	(434,568)
Total net deferred tax - asset	$5,034	$195,508

Management believes that a sufficient level of taxable income will be achieved to utilize the net deferred tax assets of the companies in the consolidated federal tax return. However, a valuation allowance has been established for one company that files a stand-alone federal tax return. The valuation allowance is not material to the Consolidated Statements of Financial Position. Also, if not utilized beforehand, American National has approximately $1,548,000 in capital loss tax carryforwards that will expire at the end of tax year 2014 and approximately $7,118,000 in ordinary loss tax carryforwards that will expire at the end of tax year 2029.

In accordance with ASC 740-10, “Accounting for Uncertainty in Income Taxes”, American National maintained a reserve for unrecognized tax benefits in 2008 and 2007. The reserve was removed during 2009 because the tax was fully settled. The reserve was included in the “Other Liabilities” line in the Consolidated Statements of Financial Position as of December 31, 2008. The change in the reserve is as follows (in thousands):

	2009	2008	2007
Unrecognized tax positions
Balance at beginning of year	$1,054	$4,618	$5,832
Tax positions related to prior years	-	-	-
Current year tax positions	-	-	-
Settlements during the year	(1,054)	(3,564)	(1,214)
Lapse in statute of limitations	-	-	-
Balance at end of year	$-	$1,054	$4,618

American National recognizes interest expense and penalties related to uncertain tax positions. Interest expense and penalties are included in the “Other operating costs and expenses” line in the Consolidated Statements of Operations. However, no interest expense was incurred as of December 31, 2009 while approximately $268,000 was recognized as of December 31, 2008. Also, no provision for penalties was established for uncertain tax positions.

Management does not believe that there are any tax benefits that could be recognized within the next twelve months that would decrease American National’s effective tax rate.

The statute of limitations for the examination of federal income tax returns by the Internal Revenue Service for years 2005 to 2008 has either been extended or has not expired. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld.

Federal income taxes netting to approximately $46,818,000 were refunded by the IRS in 2009. Federal income taxes totaling approximately $14,572,000, and $101,333,000 were paid to the Internal Revenue Service in 2008 and 2007, respectively.

12.	COMPONENTS OF COMPREHENSIVE INCOME (LOSS)

The items included in comprehensive income (loss), other than net income (loss), are unrealized gains and losses on available-for-sale securities (net of deferred acquisition costs), foreign exchange adjustments and pension liability adjustments. The details on the unrealized gains and losses included in comprehensive income (loss), and the related tax effects thereon, are as follows (in thousands):

	Before	Federal
	Federal	Income Tax	Net of Federal
	Income Tax	Expense	Income Tax
December 31, 2009
Unrealized gains	$746,821	$332,846	$413,975
Less: reclassification adjustment for net losses realized in net loss	(47,503)	(16,626)	(30,877)
Net unrealized gain component of comprehensive income	$699,318	$316,220	$383,098

December 31, 2008
Unrealized losses	$(138,311)	$(48,409)	$(89,902)
Less: reclassification adjustment for net losses realized in net loss	(372,194)	(130,268)	(241,926)
Net unrealized loss component of comprehensive loss	$(510,505)	$(178,677)	$(331,828)

December 31, 2007
Unrealized losses	$(20,082)	$(7,029)	$(13,053)
Less: reclassification adjustment for net gains realized in net income	20,494	7,173	13,321
Net unrealized gain component of comprehensive income	$412	$144	$268

13.	STOCKHOLDERS’ EQUITY AND NONCONTROLLING INTERESTS

Common stock

American National has only one class of common stock with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at December 31, 2009, 2008 and 2007 were as follows:

	2009	2008	2007
Common stock
Shares issued	30,832,449	30,832,449	30,832,449
Treasury shares	4,012,283	4,013,616	4,099,617
Restricted shares	261,334	339,001	253,000
Unrestricted outstanding shares	26,558,832	26,479,832	26,479,832

Stock-based compensation

American National has one stock-based compensation plan. Under this plan, American National can grant Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Restricted Stock Units, Performance Rewards, Incentive Awards and any combination of these. The number of shares available for grants under the plan cannot exceed 2,900,000 shares, and no more than 200,000 shares may be granted to any one individual in any calendar year.

The plan provides for the award of Restricted Stock. Restricted Stock Awards entitle the participant to full dividend and voting rights. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years, and feature a graded vesting schedule in the case of the retirement of an award holder. Eight awards of restricted stock have been granted, with a total of 340,334 shares granted at an exercise price of zero. These awards result in compensation expense to American National over the vesting period. The amount of compensation expense recorded was $3,733,000 in 2009, $2,694,000 in 2008, and $2,000,000 in 2007.

The plan provides for the award of Stock Appreciation Rights (SAR). The SAR’s give the holder the right to compensation based on the difference between the price of a share of stock on the grant date and the price on the exercise date. The SARs vest at a rate of 20% per year for 5 years and expire 5 years after the vesting period. American National uses the average of the high and low price on the last trading day of the period to calculate the fair value and compensation expense for SARs. The fair value of the SARs was $1,613,000 and $16,000 at December 31, 2009 and 2008, respectively. Compensation expense or (income) was recorded totaling $1,997,000, $(1,777,000), and $1,376,000 for the years ended December 31, 2009, 2008, and 2007, respectively.

SAR and Restricted Stock (RS) information for 2009, 2008 and 2007 follows:

	SAR Shares	SAR Weighted-Average Price per Share	RS Shares	RS Weighted-Average Price per Share

Outstanding at December 31, 2006	132,699	$95.05	247,000	$4.51
Granted	4,500	130.52	6,000	-
Exercised	(34,795)	91.36	-	-
Forfeited	(5,680)	98.20	-
Outstanding at December 31, 2007	96,724	$97.84	253,000	$4.40
Granted	96,917	115.92	86,001	-
Exercised	(4,109)	81.30	-	-
Forfeited	-	-	-
Outstanding at December 31, 2008	189,532	$107.44	339,001	$3.28
Granted	2,999	66.76	1,333	-
Exercised	(18,184)	92.50	(79,000)	-
Forfeited	(12,898)	105.46	-
Outstanding at December 31, 2009	161,449	$108.53	261,334	$-

The weighted-average contractual remaining life for the 161,449 SAR shares outstanding as of December 31, 2009, is 7.0 years. The weighted-average exercise price for these shares is $108.53 per share. Of the shares outstanding, 66,650 are exercisable at a weighted-average exercise price of $103.30 per share.

The weighted-average contractual remaining life for the 261,334 Restricted Stock shares outstanding as of December 31, 2009, is 5.6 years. The weighted-average exercise price for these shares is $0 per share. None of the shares outstanding was exercisable.

Earnings (loss) per share

Basic earnings (loss) per share was calculated using a weighted average number of shares outstanding of 26,528,832 at December 31, 2009 and 26,479,832 at December 31, 2008 and 2007. The Restricted Stock resulted in diluted earnings per share as follows for years 2009 and 2007. Due to the net losses incurred in 2008, diluted earnings per share equaled basic earnings per share.

	2009	2008	2007

Weighted average shares outstanding	26,528,832	26,479,832	26,479,832
Incremental shares from restricted stock	68,644	-	158,387
Total shares for diluted calculations	26,597,476	26,479,832	26,638,219
Net income (loss) attributed to American National Insurance Company and Subsidiaries	15,625,000	(153,998,000)	240,773,000
Diluted earnings (losses) per share	$0.59	$(5.82)	$9.04

Due to a loss during 2008, zero incremental shares were included because the effect would be antidilutive.

Dividends

American National’s payment of dividends to stockholders is restricted by statutory regulations. Generally, the restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and in the absence of special approval, limit the payment of dividends to the greater of statutory net gain from operations on an annual, non-cumulative basis, or 10% of statutory surplus. Additionally, insurance companies are not permitted to distribute the excess of stockholders’ equity, as determined on a GAAP basis over that determined on a statutory basis. At December 31, 2009 and 2008 American National’s statutory capital and surplus was $1,892,467,000 and 1,804,712,000, respectively.

Generally, the same restrictions on amounts that can transfer in the form of dividends, loans, or advances to the parent company apply to American National’s insurance subsidiaries. Dividends received by American National from its non-insurance subsidiaries amounted to $5,000,000 in 2009, while no dividends were received during 2008 and 2007.

At December 31, 2009, approximately $1,406,599,000 of American National’s consolidated stockholders’ equity represents net assets of its insurance subsidiaries, compared to 1,297,226,000 at December 31, 2008. Any transfer of these net assets to American National would be subject to statutory restrictions and approval.

Noncontrolling interests

American National County Mutual Insurance Company (County Mutual) is a mutual insurance company that is owned by its policyholders. However, County Mutual has a management agreement, which effectively gives complete control of County Mutual to American National. As a result, County Mutual is included in the consolidated financial statements of American National. The interest that the policyholders of County Mutual have in the financial position of County Mutual is reflected as noncontrolling interest totaling $6,750,000 at December 31, 2009 and 2008.

American National’s wholly-owned subsidiary, ANTAC, Inc., is a partner in various joint ventures. ANTAC exercises significant control or ownership of these joint ventures, resulting in their consolidation into the American National consolidated financial statements. As a result of the consolidation, the interest of the other partners of the joint ventures is shown as noncontrolling interests. Noncontrolling interests were a net liability of $5,205,000 and $1,627,000 in 2009 and 2008, respectively.

The accompanying consolidated financial statement are presented in our reporting currency, the U.S. dollar. All material intercompany transactions with consolidated entities have been eliminated.

14.	SEGMENT INFORMATION

American National and its subsidiaries are engaged principally in the insurance business. Management organizes the business into five operating segments:

•
The Life segment markets whole, term, universal and variable life insurance on a national basis primarily through employee and multiple line agents, direct marketing channels and independent third-party marketing organizations.

•
The Annuity segment develops sells and supports fixed, equity-indexed, and variable annuity products. These products are primarily sold through independent agents and brokers, but are also sold through financial institutions, multiple line agents and employee agents.

•
The Health segment’s primary lines of business are Medicare Supplement, medical expense, employer medical stop loss, true group, other supplemental health products and credit disability insurance. Health products are typically distributed through independent agents and Managing General Underwriters.

•	The Property and Casualty segment writes auto, homeowners, agribusiness and credit related property insurance. These products are primarily sold through multiple line agents and independent agents.

•	The Corporate and Other business segment consists of net investment income on the capital not allocated to the insurance lines and the operations of non-insurance lines of business.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Many of the principal factors that drive the profitability of each operating segment are separate and distinct. All income and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate operating segment. Income and expenses not specifically attributable to policy transactions are allocated to each segment as follows:

•
Net investment income from fixed income assets (bonds and mortgage loans) is allocated based on the funds generated by each line of business at the average yield available from these fixed income assets at the time such funds become available.

•	Net investment income from all other assets is allocated to the operating segments in accordance with the amount of equity invested in each segment, with the remainder going to Corporate and Other.

•	Expenses are allocated to the lines based upon various factors, including premium and commission ratios within the respective operating segments.

•	Realized gains or losses on investments are allocated to Corporate and Other.

•	Equity in earnings of unconsolidated affiliates are allocated to Corporate and Other.

•
Federal income taxes have been applied to the net earnings of each segment based on a fixed tax rate. Any difference between the amount allocated to the segments and the total federal income tax amount is allocated to Corporate and Other.

Segment operating income provides pertinent and advantageous information to investors, as it represents the basis on which American National’s business performance is internally assessed by its chief operating decision makers. During the third quarter of 2008, the chief operating decision makers redefined the segment reporting structure to better align it with their current processes for assessing business performance and allocating resources. In previous financial reporting periods, operating segments were aggregated based on marketing distribution channels. In accordance with the performance measurements used by the chief operating decision makers, the segment reporting has been reorganized into five operating segments according to the type of insurance products sold or services rendered. The segment reporting for prior periods has been restated to reflect the change in business segments.

The following tables summarizes American National’s key financial measures used by the chief operating decision makers, including operating results and allocation of assets as of and for the years ended December 31, 2009, 2008 and 2007 (in thousands):

December 31, 2009
	Life	Annuity	Health	Property & Casualty	Corporate & Other	TOTAL
Premiums and Other Revenues:
Premiums	$284,530	$220,284	$309,701	$1,159,509	$-	$1,974,024
Other policy revenues	164,748	14,756	-	-	-	179,504
Net investment income	222,611	449,035	15,992	66,175	86,292	840,105
Other income	2,720	(3,870)	10,382	7,064	15,547	31,843
Total operating revenues	674,609	680,205	336,075	1,232,748	101,839	3,025,476
Realized gains/(losses) on investments	-	-	-	-	(75,697)	(75,697)
Total revenues	674,609	680,205	336,075	1,232,748	26,142	2,949,779

Benefits, Losses and Expenses:
Policy benefits	297,719	249,709	239,407	923,064	-	1,709,899
Interest credited to policy account balances	58,983	311,580	-	-	-	370,563
Commissions for acquiring and servicing policies	91,968	107,053	51,717	209,203	2	459,943
Other operating costs and expenses	185,048	59,254	62,134	124,266	54,707	485,409
Decrease (increase) in deferred policy acquisition costs	1,536	(62,013)	5,017	(8,151)	-	(63,611)
Total benefits, losses and expenses	635,254	665,583	358,275	1,248,382	54,709	2,962,203

Income (loss) from continuing operations before federal income
taxes, and equity in losses of unconsolidated affiliates	39,355	14,622	(22,200)	(15,634)	(28,567)	(12,424)
Provision (benefit) for federal income taxes	(12,987)	(4,825)	7,326	5,159	37,134	31,807
Net loss attributable to noncontrolling interests					(458)	(458)
Equity in losses of unconsolidated affiliates	-	-	-	-	(4,216)	(4,216)
Net Income (loss) attributable to American National
Insurance Company and Subsidiaries	$26,368	$9,797	$(14,874)	$(10,475)	$4,809	$15,625

Selected Data:
Total Assets	$4,875,165	$9,683,972	$613,539	$2,066,477	$2,910,354	$20,149,507
Return on Equity	3.59%	1.68%	(10.35)%	(2.15)%	29.37%	11.31%

December 31, 2008
	Life		Annuity		Health		Property & Casualty		Corporate & Other		TOTAL
Premiums and Other Revenues:
Premiums	$299,338		$116,248		$290,883		$1,182,026		$-		$1,888,495
Other policy revenues	154,984		19,915		-		-		-		174,899
Net investment income	226,643		374,023		16,566		69,348		109,597		796,177
Other income	3,767		(5,718)		13,252		8,973		18,505		38,779
Total operating revenues	684,732		504,468		320,701		1,260,347		128,102		2,898,350
Realized gains/(losses) on investments	-		-		-		-		(379,709)		(379,709)
Total revenues	684,732		504,468		320,701		1,260,347		(251,607)		2,518,641

Benefits, Losses and Expenses:
Policy benefits	296,078		142,867		223,055		939,854		-		1,601,854
Interest credited to policy account balances	62,221		237,612		-		-		-		299,833
Commissions for acquiring and servicing policies	126,813		79,213		43,219		226,100		-		475,345
Other operating costs and expenses	222,908		45,491		69,961		132,601		37,839		508,800
Decrease (increase) in deferred policy acquisition costs	(42,103)		(20,690)		5,023		(9,669)		-		(67,439)
Total benefits, losses and expenses	665,917		484,493		341,258		1,288,886		37,839		2,818,393

Income (loss) from continuing operations before federal income
taxes, and equity in losses of unconsolidated affiliates	18,815		19,975		(20,557)		(28,539)		(289,446)		(299,752)
Provision (benefit) for federal income taxes	(6,209)		(6,592)		6,784		9,418		118,629		122,030
Net loss attributable to noncontrolling interests									(31)		(31)
Equity in losses of unconsolidated affiliates	-		-		-		-		4,965		4,965
Income (loss) from continuing operations	12,606	-	13,383	-	(13,773)	-	(19,121)	-	(165,821)	-	(172,726)
Income (loss) from discontinued operations	18,728		-		-		-		-		18,728
Net Income (loss) attributable to American National
Insurance Company and Subsidiaries	$31,334		$13,383		$(13,773)		$(19,121)		$(165,821)		$(153,998)

Selected Data:
Total Assets	$4,823,465		$8,265,270		$759,089		$2,248,514		$2,283,101		$18,379,439
Return on Equity	4.36%		2.67%		(9.67%)		(3.95%)		(28.17%)		(13.99%)

1 The Income Tax provision is determined at the consolidated level, and allocated to each segment based on each segments' stand-alone income.

December 31, 2007
	Life		Annuity		Health		Property & Casualty		Corporate & Other		TOTAL
Premiums and Other Revenues:
Premiums	$315,893		$222,748		$283,765		$1,177,217		$-		$1,999,623
Other policy revenues	130,744		24,486		-		-		-		155,230
Net investment income	229,092		364,607		16,710		75,041		127,519		812,969
Other income	3,967		345		13,048		8,623		21,241		47,224
Total operating revenues	679,696		612,186		313,523		1,260,881		148,760		3,015,046
Realized gains/(losses) on investments	-		-		-		-		41,027		41,027
Total revenues	679,696		612,186		313,523		1,260,881		189,787		3,056,073

Benefits, Losses and Expenses:
Policy benefits	273,750		249,878		209,840		818,230		-		1,551,698
Interest credited to policy account balances	63,289		232,605		-		-		-		295,894
Commissions for acquiring and servicing policies	141,517		58,635		39,342		217,043		-		456,537
Other operating costs and expenses	200,361		35,030		57,975		110,705		61,069		465,140
Decrease (increase) in deferred policy acquisition costs	(57,666)		(911)		5,774		(7,639)		-		(60,442)
Total benefits, losses and expenses	621,251		575,237		312,931		1,138,339		61,069		2,708,827

Income (loss) from continuing operations before federal income
taxes, and equity in losses of unconsolidated affiliates	58,445		36,949		592		122,542		128,718		347,246
Provision (benefit) for federal income taxes	(19,287)	-	(12,193)	-	(195)	-	(40,439)		(33,749)		(105,863)
Net loss attributable to noncontrolling interests			-		-		-		(482)		(482)
Equity in losses of unconsolidated affiliates	-		-		-		-		3,866		3,866
Income (loss) from continuing operations	39,158	-	24,756	-	397	-	82,103	-	99,317	-	245,731
Income (loss) from discontinued operations	(4,958)		-		-		-		-		(4,958)
Net Income (loss) attributable to American National
Insurance Company and Subsidiaries	$34,200		$24,756		$397		$82,103		$99,317		$240,773

Selected Data:
Total Assets	$4,836,221		$7,464,512		$752,863		$2,036,372		$3,370,920		$18,460,888
Return on Equity	6.44%		5.29%		0.28%		16.40%		5.81%		6.85%

15.	RETIREMENT BENEFITS

Pension benefits

American National and its subsidiaries have one active, tax-qualified, defined-benefit pension plan and one inactive plan. The active plan has three separate noncontributory programs. One of the programs covers Career Sales & Service Division agents and managers. The other two programs cover salaried and management employees and home office clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee’s compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee’s career average earnings and years of service.

The inactive tax-qualified defined-benefit pension plan covers employees of the Farm Family companies hired prior to January 1, 1997. Effective January 1, 1997, benefits through this plan were frozen, and no new participants have been added.

American National also sponsors for key executives three non-tax-qualified pension plans that restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits.

Effective December 31, 2006, American National adopted the recognition and disclosure provisions of ASC 715 (formerly FAS 158). ASC 715 requires companies to recognize the funded status of defined benefit pension and other postretirement plans as a net asset or liability on its consolidated statement of financial position. Effective with the consolidated financial statements for 2008, ASC 715 also requires companies to use a measurement date for their defined benefit plans that is the same as their fiscal year end. As a result of this requirement, American National changed its measurement date from September 30 to December 31, using the alternative method specified in ASC 715, for the one qualified plan that was not already using a December 31 date. The effect of this change was an additional periodic benefit cost of $1,770,000 (net of tax) which was charged directly to retained earnings in 2008.

Combined activity in the defined benefit pension plans as of December 31 was as follows (in thousands):

Amounts recognized in the consolidated statements of financial position as of December 31 consist of (in thousands):

	2009	2008	2007
Reconciliation of benefit obligation:
Obligation at beginning of year	$328,783	$302,657	$283,344
Service cost benefits earned during period	11,163	12,319	9,326
Interest cost on projected benefit obligation	20,319	22,077	16,483
Participant contributions	-	746	730
Actuarial gain	19,141	6,015	8,461
Benefits paid	(19,032)	(15,031)	(15,687)
Obligation at end of year	360,374	328,783	302,657
Reconciliation of fair value of plan assets:
Fair value of plan assets at beginning of year	149,874	183,018	167,478
Actual return on plan assets	28,729	(38,552)	15,979
Employer contributions	24,929	19,689	14,580
Participant contributions	-	746	731
Benefits paid	(19,032)	(15,027)	(15,750)
Fair value of plan assets at end of year	184,500	149,874	183,018
Funded status at end of year	$(175,874)	$(178,909)	$(119,639)

The components of the combined net periodic benefit cost for the defined benefit pension plans for the years ended December 31 were as follows (in thousands):

	2009	2008	2007

Service cost	$11,163	$9,974	$9,366
Interest cost	20,319	19,003	16,483
Expected return on plan assets	(13,736)	(13,571)	(12,375)
Amortization of prior service cost	3,469	3,469	3,666
Amortization of transition obligation	-	-	117
Amortization of net gain	9,134	4,412	6,197
Net periodic benefit cost	$30,349	$23,287	$23,454

Amounts related to the defined benefit pension plans recognized as a component of other comprehensive income (loss) for the years ended December 31 were as follows (in thousands):

	2009	2008	2007

Prior service cost	$3,469	$3,469	$3,711
Net actuarial gain (loss)	4,909	(57,385)	2,215
Deferred tax benefit (expense)	(2,932)	18,871	(2,074)
Other comprehensive income (loss), net of tax	$5,446	$(35,045)	$3,852

Amounts recognized as a component of accumulated other comprehensive income (loss) for the years ended December 31 that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are presented in the following table (in thousands). The estimated net loss and prior service cost for the plan that will be amortized out of accumulated other comprehensive income into the net periodic benefit cost over the next fiscal year are $7,530,000 and $2,324,000 respectively.

	2009	2008

Prior service cost	$ (2,324)	$ (5,793)
Net actuarial loss	(95,851)	(100,759)
Deferred tax benefit	34,361	37,293
Amounts included in accumulated other comprehensive income (loss)	$(63,814)	$(69,259)

The weighted average assumptions used in the measurement of the Company's benefit obligation are shown in the following table:

	Used for Net	Used for Benefit
	Benefit Cost in Fiscal Year	Obligations
	1/1/2009 to 12/31/2009	as of 12/31/2009

Discount rate	6.17%	5.73%
Rate of compensation increase	4.20%	4.20%
Long-term rate of return	7.65%	7.65%

American National’s funding policy for the pension plans is to make annual contributions in accordance with the minimum funding standards of the Employee Retirement Income Security Act of 1974. The unfunded plans will be funded out of general corporate assets when necessary. American National contributed $24,930,000 and $19,700,000 to the qualified pension plan in 2009 and 2008, respectively. American National and its affiliates expect to contribute $16,000,000 to its qualified pension plan in fiscal year 2010.

The following table shows pension benefit payments, which reflect expected future service as appropriate, that are expected to be paid (in thousands) for the years ended December 31:

Pension Benefit Payments

2010	$21,611
2011	18,828
2012	20,890
2013	21,001
2014	25,191
2015-2019	145,070

The fair values of the Company’s pension plan assets at December 31, 2009 by asset category are as follows (in thousands):

		Quoted Prices in	Significant
		Active Markets for	Observable
		Identical Assets	Inputs
	Total	(Level 1)	(Level 2)
Asset Category
Corporate Debt Securities	$64,998	$-	$64,998
Residential Mortgage Backed Securities	473	-	473
Marketable Equity Securities by Sector:
Consumer Directory	9,759	9,759	-
Consumer Staples	10,377	10,377	-
Energy	8,202	8,202	-
Finance	14,583	14,583	-
Healthcare	11,042	11,042	-
Industrials	8,272	8,272	-
Information Technology	14,432	14,432	-
Materials	1,894	1,894	-
Telecom services	4,075	4,075	-
Utilities	2,839	2,839	-
Other types of investments:
Commercial Paper	26,418	-	26,418
Money Market	16	16	-
Unallocated Group Annuity Contract	6,643	-	6,643
Contribution receivable	134	134	-
Other	343	343	-
Total	$184,500	$85,968	$98,532

American National utilizes third-party pricing services to estimate fair value measurements of their pension plan assets. Please refer to Note 5 for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The pension plans have no level 3 assets.

The Corporate Debt Securities category, in the above table, represents investment grade bonds of U.S and foreign issuers from diverse industries, with a maturity of 1 to 30 years. Foreign bonds acquired by the Company must be Investment Grade, denominated and payable in U.S. Dollars, and in the aggregate shall not exceed 20% of the bond portfolio without approval of the Company’s Finance Committee.

Residential Mortgage Backed Securities represents Asset-Backed Securities with a maturity date 1 to 30 years with a rating of NAIC 1 or 2.

Equity portfolio managers are allowed to choose the degree of concentration in various issues and industry sectors for the Marketable Equity Securities investments. However, the initial purchase of a single company should not exceed 5% of the equity portfolio market value. Permitted securities are those listed on the New York Stock Exchange, the American Stock Exchange, principal regional exchanges and in over-the-counter securities for which there is an active market providing ready marketability of the specific security.

The Commercial Paper category represents investments with a credit rating of A-2 Moody’s or P-2 by Standard and Poor’s with at least BBB rating on company’s outstanding debt, or selected companies with no outstanding debt.

The investment policy for the qualified retirement plan assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash from zero to 15%, debt securities from 40% to 80% and equity securities from 20% to 60% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment is allowed to be more than 5% of the total invested assets.

The overall expected long-term rate of return on assets assumption is based upon a building-block method, whereby the expected rate of return on each asset class is broken down into three components: (1) inflation, (2) the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and (3) the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). All three components are based primarily on historical data.

While the precise expected return derived using the above approach will fluctuate somewhat from year to year, American National’s policy is to hold this long-term assumption constant as long as it remains within a reasonable tolerance from the derived rate.

Postretirement life and health benefits

American National and its subsidiaries provide certain health and/or dental benefits to retirees.  Participation in these plans is limited to current retirees and their dependents who met certain age and length of service requirements. No new participants will be added to these plans in the future.

The primary retiree health benefit plan provides major medical benefits for participants under the age of 65 and Medicare Supplemental benefits for those over 65. Prescription drug benefits are provided to both age groups. The plan is contributory, with the Company’s contribution limited to $80 per month for retirees and spouses under the age of 65 and $40 per month for retirees and spouses over the age of 65. All additional contributions necessary, over the amount to be contributed by American National, are to be contributed by the retirees.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $5,100,000 and $5,200,000 at December 31, 2009 and 2008, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation. Since American National’s contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated postretirement benefit obligation.

Under American National and its subsidiaries’ various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements.

Savings plans

In addition to the defined benefit pension plans, American National sponsors one defined contribution plan for all employees excluding those of the Farm Family companies, and an incentive savings plan for employees of the Farm Family companies. The defined contribution plan (401(k) plan) allows employees to contribute up to the maximum allowable amount as determined by the Internal Revenue Service. American National does not contribute to the defined contribution plan. Company contributions are made under the incentive savings plan for the Farm Family companies, with a discretionary portion based on the profits earned by the Farm Family companies. The expense associated with this plan was $1,400,000 for 2009, $2,800,000 for 2008 and $2,700,000 for 2007.

16.	COMMITMENTS AND CONTINGENCIES

Commitments

American National and its subsidiaries lease insurance sales office space in various cities. The remaining long-term lease commitments at December 31, 2009, were approximately $4,124,000.

In the ordinary course of their operations, the companies also had commitments outstanding at December 31, 2009, to purchase, expand or improve real estate, to fund mortgage loans, and to purchase other invested assets aggregating $240,434,000, of which $218,555,000 is expected to be funded in 2010. The remaining balance of $21,879,000 will be funded in 2011 and beyond. As of December 31, 2009, all of the mortgage loan commitments have interest rates that are fixed.

Guarantees

In the normal course of business, American National has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by American National. The loans are secured by the cash values of the life insurance policies. If the customer were to default on the bank loan, American National would be obligated to pay off the loan. However, since the cash value of the life insurance policies always equals or exceeds the balance of the loans, management does not foresee any loss on the guarantees. The total amount of the guarantees outstanding as of December 31, 2009, was approximately $206,513,000, while the total cash values of the related life insurance policies was approximately $211,826,000.

Litigation

American National was a defendant in a lawsuit related to the alleged inducement of another company’s insurance agents to become agents of American National (Farm Bureau Life Insurance Company and Farm Bureau Mutual Insurance Company v. American National Insurance Company et al., United States District Court for the District of Utah, filed July 23, 2003). Plaintiffs initially alleged that American National improperly induced agents to leave Plaintiffs and join American National, asserting claims against American National for inducing one of Plaintiffs’ managers to breach duties allegedly owed to Plaintiffs as well as claims against American National for misappropriation of trade secrets, tortious interference with contractual relationships, business disparagement, libel, defamation, civil conspiracy, unjust enrichment and unfair competition. By the time of trial, some claims had been dismissed; however, Plaintiffs' surviving claims continued to allege that their damages from the wrongful conduct exceeded $3.9 million, and Plaintiffs also sought punitive damages. The jury reached a verdict adverse to American National, and the court reduced the amount of such verdict as to American National to approximately $7.1 million. An appeal has been taken to the Tenth Circuit. American National has accrued an appropriate amount for resolution of this case, including attorneys’ fees, and believes that any additional amounts necessary will not be material to the consolidated financial statements.

American National is a defendant in a putative class action lawsuit wherein the Plaintiff proposes to certify a class of persons who purchased certain American National proprietary deferred annuity products (Rand v. American National Insurance Company, United States District Court for the Northern District of California, filed February 12, 2009). Plaintiff alleges that American National violated the California Insurance, Business & Professions, Welfare & Institutions, and Civil Codes through its marketing practices. Plaintiff seeks statutory penalties, restitution, interest, penalties, attorneys’ fees, punitive damages and injunctive relief in an unspecified amount. American National believes that it has meritorious defenses; however, no prediction can be made as to the probability or remoteness of any recovery against American National.

American National and certain subsidiaries are also defendants in various other lawsuits concerning alleged failure to honor certain loan commitments, alleged breach of certain agency and real estate contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and other litigation arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. After reviewing these matters with legal counsel, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position or results of operations. However, these lawsuits are in various stages of development, and future facts and circumstances could result in management’s changing its conclusions.

In addition, it should be noted that the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continue to create the potential for an unpredictable judgment in any given lawsuit. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on the consolidated financial results.

17.	DISCONTINUED OPERATIONS

On December 4, 2008, our life insurance business in Mexico, American National de Mexico, Compania de Seguros de Vida, S.A. de C.V., along with non-insurance affiliates Servicios de Administracion American National S.A. de C.V. and American National Promotora de Ventas S.A. de C.V. were sold to a third party for approximately $2,400,000. Accordingly, the business is accounted for as a discontinued operation within the life-operating segment.

Assets sold at the closing date included $8,400,000 of invested assets, $700,000 of deferred policy acquisition costs, and $500,000 of other assets. The liabilities sold at the closing date included $5,900,000 of reserves, $400,000 of policy account balances, and $500,000 of other liabilities.

The Mexico operation reported a $3,330,000 in pretax losses for 2008. The sale resulted in a loss on sale of discontinued operations of $1,890,000 before taxes. As part of the sale, a $22,059,000 income tax benefit was reported in 2008 because the tax basis of the investment in American National de Mexico exceeded the financial statement carrying value.

18.	RELATED PARTY TRANSACTIONS

American National has entered into recurring transactions and agreements with certain related parties as a part of its ongoing operations. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, health insurance contracts, legal services, and insurance contracts. The impact on the consolidated financial statements of the significant related party transactions as of December 31, 2009, is shown below (in thousands):

Related Party	Financial Statement Line Impacted	December 31, 2009

Gal-Tex Hotel Corporation	Mortgage loans on real estate	$11,875
Gal-Tex Hotel Corporation	Investment income	895
Gal-Tex Hotel Corporation	Other operating costs and expenses	314
Gal-Tex Hotel Corporation	Accident and health premiums	56
Moody Insurance Group, Inc.	Commissions	2,813
Moody Insurance Group, Inc.	Other operating costs and expenses	216
National Western Life Ins. Co.	Accident and health premiums	226
National Western Life Ins. Co.	Other operating costs and expenses	1,300
Moody Foundation	Accident and health premiums	124
Greer, Herz and Adams, LLP	Other operating costs and expenses	10,967

19.	SELECTED QUARTERLY FINANCIAL DATA

Supplementary Financial Information

The Unaudited selected quarterly financial data for 2009 and 2008 are summarized in the tables below (in thousands, except per share data):

	Quarters Ended
	2009
	March 31,	June 30,	September 30,	December 31,	Total

Total revenues	$651,997	$727,790	$780,347	$789,645	$2,949,779
Total benefits, losses and expenses	728,777	740,309	745,280	747,837	2,962,203
Income (loss) from continuing operations before federal income
tax and equity in earnings of unconsolidated affiliates	(76,780)	(12,519)	35,067	41,808	(12,424)
Provision (benefit) for federal income taxes	(31,023)	(10,776)	3,229	6,763	(31,807)
Equity in earnings (losses) of unconsolidated affiliates, net of tax	(1,937)	(3,180)	2,110	(1,209)	(4,216)
Income (loss) from continuing operations	(47,694)	(4,923)	33,948	33,836	15,167
Net income (loss)	(47,694)	(4,923)	33,948	33,836	15,167
Net income (loss) attributable to noncontrolling interest	(1)	(568)	1,248	(1,137)	(458)
Net income (loss) attributable to American National Insurance
Company and subsidiaries	(47,693)	(4,355)	32,700	34,973	15,625

Net income/(loss) per share attributable to American National
Insurance Company and subsidiaries:
Basic	(1.80)	(0.16)	1.23	1.32	0.59
Diluted	(1.80)	(0.16)	1.23	1.32	0.59
	Quarters Ended
	2008
	March 31,	June 30,	September 30,	December 31,	Total

Total revenues	$724,080	$731,188	$522,493	$540,880	$2,518,641
Total benefits, losses and expenses	681,137	744,873	707,635	684,748	2,818,393
Income (loss) from continuing operations before federal income
tax and equity in earnings of unconsolidated affiliates	42,943	(13,685)	(185,142)	(143,868)	(299,752)
Provision (benefit) for federal income taxes	10,220	(11,237)	(62,526)	(58,487)	(122,030)
Equity in earnings (losses) of unconsolidated affiliates, net of tax	7,648	613	(1,795)	(1,501)	4,965
Income (loss) from continuing operations(a)	40,371	(1,709)	(123,092)	(88,327)	(172,757)
Income (loss) from discontinued operations	(1,346)	(1,100)	(622)	21,796	18,728
Net income (loss)	39,025	(2,809)	(123,714)	(66,531)	(154,029)
Net income (loss) attributable to noncontrolling interest	-	126	1,319	(1,476)	(31)
Net income (loss) attributable to American National Insurance
Company and subsidiaries	39,025	(2,935)	(125,033)	(65,055)	(153,998)

Net income/(loss) per share attributable to American National
Insurance Company and subsidiaries:
Basic	1.47	(0.11)	(4.72)	(2.46)	(5.82)
Diluted	1.47	(0.11)	(4.72)	(2.46)	(5.82)

(a) Effect of accounting change ASC 810 Consolidation-Noncontrolling Interest. Refer to Note 2.

Unaudited - see accompanying accountants' report.

20.	RECLASSIFICATIONS

Certain reclassifications have been made to the 2008 and 2007 consolidated financial statements to conform them to the 2009 presentation. Cash flow information has been revised to reclassify the “activities” within the investing sections disclosed in the Form 10 registration statement filed July 2, 2009. The “activities” affected are: Proceeds from the sales of, Proceeds from the maturity of, Principal payments received, and Purchases of investments all within the net cash used in investing activities. Management believes that the changes in the presentation of the consolidated statements of cash flows is immaterial relative to the consolidated financial statements taken as a whole. The result of this reclassification on net cash used in investing activities in the 2008 and 2007 consolidated statements of cash flows is as follows (in thousands):

	12/31/2008	12/31/2008		12/31/2007	12/31/2007
INVESTING ACTIVITIES	(As filed)	(Reclassified)	Change	(As filed)	(Reclassified)	Change

Proceeds from sales of:
Bonds - available for sale	104,093	6,353	97,740	68,004	68,004	-
Stocks	129,270	129,270	-	277,429	277,429	-
Real estate	-	4,500	(4,500)	84,744	84,744	-
Mortgage loans	6,794	2,294	4,500	-	-	-
Other invested assets	9,896	9,896	-	104,743	104,743	-
Disposals of property and equipment	-	1,380	(1,380)	-	23,021	(23,021)
Distributions from unconsolidated affiliates	-	12,332	(12,332)	-	17,414	(17,414)
Proceeds from maturity of:
Bonds - available for sale	249,769	269,566	(19,797)	287,559	287,559	-
Bonds - held to maturity	528,781	580,515	(51,734)	547,416	547,416	-
Principal payments received on:
Mortgage loans	138,035	144,497	(6,462)	223,956	223,956	-
Policy loans	9,459	9,459	-	5,472	5,472	-
Purchases of investments:
Bonds - available for sale	(640,403)	(626,623)	(13,780)	(658,731)	(658,731)	-
Bonds - held to maturity	(656,580)	(644,151)	(12,429)	(483,722)	(483,722)	-
Stocks	(290,979)	(290,979)	-	(364,352)	(364,352)	-
Real estate	(78,119)	(78,119)	-	(46,295)	(46,295)	-
Mortgage loans	(513,964)	(520,426)	6,462	(386,137)	(386,137)	-
Policy loans	(20,447)	(20,447)	-	(10,237)	(10,237)	-
Other invested assets	(21,795)	(21,795)	-	(50,115)	(50,115)	-
Decrease (increase) in short-term investments, net	403,092	403,092	-	19,881	19,881	-
Decrease (increase) in investment in unconsolidated affiliates, net	(34,453)	-	(34,453)	(44,826)	-	(44,826)
Contributions to unconsolidated affiliates	-	(38,514)	38,514	-	(64,592)	64,592
Increase in property and equipment, net	(12,890)	-	(12,890)	(11,459)	-	(11,459)
Additions to property and equipment	-	(25,024)	25,024	-	(18,076)	18,076
Other, net	-	2,483	(2,483)	-	(14,052)	14,052
Net cash used in investing activities	(690,441)	(690,441)	-	(436,670)	(436,670)	-	-

Report of Independent Registered Public Accounting Firm

To The Board of Directors and Stockholders
American National Insurance Company:

Under date of March 11, 2010, we reported on the consolidated statements of financial position of American National Insurance Company and subsidiaries (“the Company”) as of December 31, 2009 and 2008, and the related consolidated statements of operations, changes in equity, comprehensive income (loss), and cash flows for each of the years in the three-year period ended December 31, 2009, which are included herein.  These financial statement schedules are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statement schedules based on our audits.

In our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in note 2 to the consolidated financial statement, the Company changed its method of accounting for other-than-temporary impairments of debt securities as of April 1, 2009 due to the adoption of new FASB guidance.

KPMG LLP
Houston, Texas
March 11, 2010

American National Insurance Company and Subsidiaries

SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES
(IN THOUSANDS)

As of December 31, 2009

Column A	Column B	Column C	Column D

			Amount at Which
		Market	Shown in the
Type of Investment	Cost (a)	Value	Balance Sheet

Fixed Maturities:
Bonds Held-to-Maturity:
U.S.treasury and other U.S. government
corporations and agencies	$21,222	21,347	$21,222
States of the U.S. and political subdivisions of the states	240,403	247,878	240,403
Foreign governments	28,997	32,603	28,997
Corporate debt securities	6,390,377	6,644,056	6,390,377
Residential mortgage backed securities	693,178	695,972	693,178
Commercial mortgage backed securities	33,128	9,187	33,128
Collateralized debt securities	9,627	8,676	9,627
Other debt securities	44,779	46,757	44,779
Bonds Available-for-Sale:
U.S.treasury and other U.S. government
corporations and agencies	3,438	3,886	3,886
States of the U.S. and political subdivisions of the states	540,210	558,035	558,035
Foreign governments	5,000	6,188	6,188
Corporate debt securities	3,196,202	3,253,012	3,253,012
Residential mortgage backed securities	353,729	355,565	355,565
Commercial mortgage backed securities	0	0	0
Collateralized debt securities	23,064	22,494	22,494
Other debt securities	14,401	14,370	14,370
Redeemable preferred stock	35,359	35,717	35,717
Total fixed maturities	$11,633,114	$11,955,743	$11,710,978
Equity Securities:
Common stocks:
Consumer goods	129,363	174,120	174,120
Energy and utilities	83,284	124,770	124,770
Finance	118,622	156,744	156,744
Healthcare	81,454	110,121	110,121
Industrials	58,900	87,430	87,430
Information technology	$102,171	150,162	$150,162
Materials	17,875	25,170	25,170
Telecommunication services	32,272	40,035	40,035
Mutual Funds	59,853	66,202	66,202
Total equity securities	$683,794	$934,754	$934,754
Other Investments:
Mortgage loans, net of allowance	$2,229,659		$2,229,659
Investment real estate, net of accumulated depreciation	600,857		600,857
Real estate acquired in satisfaction of debt	34,253		34,253
Policy loans	364,354		364,354
Other long-term investments	61,641	32,801	94,442
Short-term investments	636,823		636,823
Total investments	$16,244,495	$12,923,298	$16,606,120

(a) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and valuation write-downs and adjusted for amortization of premiums or accrual of discounts.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)
SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT
(In thousands)

	Years Ended December 31,
Condensed Statements of Operations	2009	2008	2007

Revenues:
Premium and policy revenue	$ 812,007	$ 691,885	$ 790,666
Net investment income	692,993	643,855	641,951
Realized gain (loss) on investments	(9,047)	9,601	4,656
Other-than-temporary impairments	(21,113)	(152,840)	(3,180)
Other revenues	5,346	6,576	11,840
Total revenues	$ 1,480,186	$ 1,199,077	$ 1,445,933

Expenses:
Benefits	$ 596,729	$ 471,590	$ 556,543
Other operating costs and expenses	804,583	771,899	704,339
Total expenses	$ 1,401,312	$1,243,489	$ 1,260,882

Income (loss) from continuing operations before federal income
tax, and equity in earnings of unconsolidated affiliates & subsidiaries	$ 78,874	$ (44,412)	$ 185,051

Income taxes expense (benefit)	$ 26,698	$ (15,844)	$ 68,612
Equity in net income (loss) of unconsolidated affiliates & subsidiaries	(36,551)	(144,158)	129,292

Income (loss) from continuing operations	$ 15,625	$ (172,726)	$ 245,731

Income (loss) from discontinued operations	$ -	$ 18,728	$ (4,958)

Net income (loss)	$ 15,625	$ (153,998)	$ 240,773

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)
SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT
(In thousands)

	As of December 31,
Condensed Statements of Financial Position	2009	2008

Assets:
Fixed maturities	$ 8,584,578	$ 7,449,385
Equity securities	68,295	71,925
Mortgage loans on real estate	2,342,630	1,915,801
Other invested assets	1,872,011	1,681,122
Investment in subsidiaries	1,669,054	1,470,589
Deferred policy acquisition costs	1,034,550	1,175,427
Separate account assets	718,378	561,021
Other assets	651,047	705,705
Total assets	$ 16,940,543	$ 15,030,975

Liabilities:
Policyowner funds	$ 2,737,141	$ 2,577,472
Policy account balances	8,937,965	7,690,775
Separate account liabilities	718,378	561,021
Other liabilities	1,086,605	1,067,851
Total liabilities	$ 13,480,089	$ 11,897,119

Shareholders' equity:
Capital stock	$ 30,832	$ 30,832
Additional paid-in capital	11,986	7,552
Other accumulated comprehensive income	117,649	(253,409)
Retained earnings	3,398,492	3,447,207
Less: Treasury stock at cost	(98,505)	(98,326)
Total stockholders' equity	$ 3,460,454	$ 3,133,856

Total liabilities and stockholders' equity	$ 16,940,543	$ 15,030,975

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)
SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT
(In thousands)
		Years Ended December 31,
Condensed Statements of Cash Flows	2009	2008	2007
Operating Activities:
Net income (loss)	$ 15,625	$ (153,998)	$ 240,773
Adjustments to reconcile net income to net cash provided operating activities:
Realized (gain) loss on investments	9,047	(9,601)	(4,656)
Other-than-temporary impairment	21,113	152,840	3,180
Amortization of discounts and premiums on bonds	8,256	10,345	11,153
Net capitalized interest on policy loans and mortgage loans	(24,331)	5,896	190
Depreciation	23,679	9,121	(12,563)
Interest credited to policy account balances	341,184	272,700	267,228
Charges to policy account balances	(170,071)	(165,354)	(145,386)
Deferred federal income tax (benefit) expense	(17,579)	(87,389)	25,539
Deferral of policy acquisition costs	(259,565)	(437,287)	(270,904)
Amortization of deferred policy acquisition costs	202,354	221,432	209,934
Equity in earnings of unconsolidated affiliates	(3,175)	(378)	(6,084)
Net (income) loss of subsidiaries	34,726	125,808	(118,250)
Dividends from subsidiaries	5,000	-	-
Changes in:
Policyholder fund liabilities	38,149	49,821	121,284
Reinsurance ceded receivable	92,058	(26,654)	6,270
Premiums due and other receivables	15,443	20,454	(21,522)
Accrued investment income	(11,365)	(878)	(6,969)
Current federal income tax (asset) liability	42,013	(94,955)	1,340
Liability for retirement benefits	1,933	52,263	900
Prepaid reinsurance premiums	9,572	6,682	6,203
Other, net	7,833	(12,299)	76,483
Net cash provided by (used in) operating activities	381,899	(61,431)	384,143
Investing Activities:
Proceeds from sales of:
Bonds	31,761	5,103	283,085
Stocks	28,883	55,084	4,934
Real estate	4,837	-	31,810
Mortgage loans	-	-	-
Other invested assets	140,667	188,493	80,213
Disposals of property and equipment	1,553	1,202	22,915
Distributions of unconsolidated affiliates	10,698	6,191	9,289
Proceeds from maturity of:
Bonds	564,997	624,288	453,765
Principal payments received on:
Mortgage loans	114,207	138,925	234,165
Policy loans	43,386	9,203	9,217
Purchases of:
Bonds	(1,279,627)	(1,087,593)	(908,103)
Stocks	(1,042)	(47,002)	(13,736)
Real estate	(12,971)	(15,657)	(22,686)
Mortgage loans	(548,748)	(493,412)	(368,223)
Policy loans	(30,881)	(18,165)	(16,363)
Other invested assets	(30,746)	(216,468)	(118,365)
Additions to property and equipment	(7,356)	(11,475)	(3,391)
Contributions to unconsolidated affiliates	(4,905)	(7,162)	(8,338)
Decrease (increase) in short term investments, net	(299,941)	294,048	(17,032)
Decrease (increase) in investment in subsidiaries	(53,039)	157,089	14,315
Other, net	(268)	(581)	(117)
Net cash provided by (used in) investing activities	(1,328,535)	(417,889)	(332,646)
Financing activities:
Policyholders' deposits to policy account balances	2,201,309	1,931,709	1,164,863
Policyholders' withdrawals from policy account balances	(1,125,610)	(1,385,625)	(1,163,120)
Dividends to stockholders	(82,490)	(82,651)	(81,531)
Net cash provided by (used in) financing activities	993,209	463,433	(79,788)

Net increase (decrease) in cash and cash equivalents	46,573	(15,887)	(28,291)
Cash:
Beginning of the year	(7,979)	7,908	36,199
End of the year	$ 38,594	$ (7,979)	$ 7,908

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein

See accompanying Report of Independent Registered Public Accounting Firm.

American National Insurance Company and Subsidiaries

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION
(IN THOUSANDS)

		Future Policy					Benefits,	Amortization
	Deferred	Benefits,		Other Policy			Claims, Losses	of Deferred
	Policy	Losses, Claims		Claims and		Net	and	Policy	Other
	Acquisition	and Loss	Unearned	Benefits	Premium	Investment	Settlement	Acquisition	Operating	Premiums
Segment	Cost	Expenses	Premiums	Payable	Revenue	Income (a)	Expenses	Costs	Expenses (b)	Written

As of December 31, 2009
Corporate & Other	$--	$--	$--	$--	$--	$86,292	$--	$--	$54,709	$--
Life	672,016	3,845,264	100,204	225,733	284,530	222,611	257,422	78,668	199,884	--
Annuities	442,430	8,991,547	4	49,092	220,284	449,035	143,362	64,785	39,509	--
Health	69,871	97,407	78,525	341,085	309,701	15,992	239,045	21,749	97,119	--
Property & Casualty	146,664	--	798,232	783,574	1,159,509	66,175	923,064	248,607	76,711	1,307,762
Total	$1,330,981	$12,934,218	$976,965	$1,399,484	$1,974,024	$840,105	$1,562,893	$413,809	$467,932	$1,307,762

As of December 31, 2008
Corporate & Other	$--	$--	$--	$--	$--	$109,597	$--	$--	$37,839	$--
Life	712,234	3,763,207	111,846	220,691	299,338	226,643	251,992	86,956	220,662	--
Annuities	557,061	7,631,985	13	52,126	116,248	374,023	157,102	75,826	28,188	--
Health	74,887	97,020	93,956	439,621	290,883	16,566	220,848	27,785	90,418	--
Property & Casualty	138,482	--	816,249	776,562	1,182,026	69,348	939,854	233,336	115,696	1,184,686
Total	1,482,664	$11,492,212	$1,022,064	$1,489,000	$1,888,495	$796,177	$1,569,796	$423,903	$492,803	$1,184,686

As of December 31, 2007
Corporate & Other	--	$--	$--	$--	$--	$127,519	$--	$198	$60,871	$--
Life	$641,780	3,762,745	122,052	233,691	315,893	229,092	239,598	1,040,208	(755,996)	--
Annuities	400,678	6,913,285	13	51,332	222,748	364,607	150,318	70,740	22,014	--
Health	80,012	94,072	104,005	422,948	283,765	16,710	212,692	24,508	78,583	--
Property & Casualty	$128,815	--	698,860	852,455	1,177,217	75,041	818,230	224,499	95,610	1,191,113
Total	1,251,285	$10,770,102	$924,930	$1,560,426	$1,999,623	$812,969	$1,420,838	$1,360,153	$(498,918)	$1,191,113

(a) Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.
(b) Identifiable commissions and expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium and commission ratios within the respective lines.

See accompanying Report of Independent Registered Public Accounting Firm.

American National Insurance Company and Subsidiaries

SCHEDULE IV - REINSURANCE
(IN THOUSANDS)

Column A	Column B	Column C	Column D	Column E	Column F

		Ceded to	Assumed		Percentage of
	Gross	Other	from Other	Net	Amount Assumed
	Amount	Companies	Companies	Amount	to Net

For the Year Ended December 31, 2009
Life insurance in force	$68,584,383	$31,347,876	$863,867	$38,100,374	2.3%
Premiums:
Life insurance	581,422	81,120	4,512	504,814	0.9%
Accident and health insurance	287,977	151,138	172,862	309,701	55.8%
Property and liability insurance	1,243,710	89,675	5,474	1,159,509	0.5%
Total premiums	$2,113,109	$321,933	$182,848	$1,974,024	9.3%

For the Year Ended December 31, 2008
Life insurance in force	$68,820,212	$31,241,255	$1,050,645	$38,629,602	2.7%
Premiums:
Life insurance	492,068	84,942	8,460	415,586	2.0%
Accident and health insurance	278,907	134,904	146,880	290,883	50.5%
Property and liability insurance	1,346,425	224,248	59,849	1,182,026	5.1%
Total premiums	$2,117,400	$444,094	$215,189	$1,888,495	11.4%

For the Year Ended December 31, 2007
Life insurance in force	$67,604,695	$29,635,648	$1,078,371	$39,047,418	2.8%
Premiums:
Life insurance	609,643	72,604	10,355	547,394	1.9%
Accident and health insurance	255,948	126,417	154,234	283,765	54.4%
Property and liability insurance	1,269,078	103,629	11,768	1,177,217	1.0%
Total premiums	$2,134,669	$302,650	$176,357	$2,008,376	8.8%

See accompanying Report of Independent Registered Public Accounting Firm.

American National Insurance Company and Subsidiaries

SCHEDULE V - VALUATION AND QUALIFYING ACCOUNTS
(IN THOUSANDS)

Column A	Column B	Column C		Column D			Column E

				Deductions - Describe
	Balance at	Additions		Amounts			Balance at
	Beginning of	Charged to		Written off Due		Amounts	End of
	Period	Expense		to Disposal (a)		Commuted (b)	Period

2009
Investment valuation allowances:
Mortgage loans on real estate	$19,496	$3,794	$	----	$	----	$23,290
Total	$19,496	$3,794		$-		$-	$23,290

2008
Investment valuation allowances:
Mortgage loans on real estate	$15,610	$3,886	$	----	$	----	$19,496
Total	$15,610	$3,886		$-		$-	$19,496

2007
Investment valuation allowances:
Mortgage loans on real estate	$13,835	$1,775	$	----	$	----	$15,610
Total	$13,835	$1,775		$-		$-	$15,610

(a) Amounts written off due to disposal represent reductions or (additions) in the balance due to sales, transfers or other disposals of the asset with which the allowance is associated.

WQVUL Part C

Items 26.  Exhibits

Exhibit (a) Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (incorporated by reference from Registrant’s registration statement number 333-79153 filed on May 24, 1999)

Exhibit (b) Not Applicable

Exhibit (c) Distribution and Administrative Services Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (d)(1) Flexible Premium Variable Life Insurance Policy (Form WQVUL)(previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17,
2001)

Exhibit (d)(2) Automatic Increase Benefit Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(3) Level Term Rider (Form WQLT) (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(4) Disability Wavier of Premium Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(5) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 Form WQVUL08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(6) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(7) Form of Interstate Compact Level Term Rider (ICC08 Form WQLT08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 post-effective amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(8) Form of Generic Level Term Rider (Form WQLT08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(9) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 From WQVUL08) as of December 1, 2008, expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(10) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) as of December 1, 2008, expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(11) Form of Interstate Compact Automatic Increase Benefit Rider (Form ICC08 Form WQAIB) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(12) Form of Generic Automatic Increase Benefit Rider (Form WQAIB) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(13) Form of Interstate Compact Disability Waiver of Premium Rider (Form ICC08 Form WQVULDW) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(14) Form of Generic Disability Waiver of Premium Rider (Form WQVULDW) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (e) Application Form (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (f)(1) Articles of Incorporation of American National Insurance Company (incorporated by reference from
Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (f)(2) By-laws of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (g) Reinsurance Treaty No. UL2000 previously filed with registrant’s post-effective amendment number 2 filed on April
29, 2003.

Exhibit (g)(1) Treaty No. U24 with Gerling Global Life Reinsurance Company (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(2) Treaty No. U24 with Swiss Re Life and Health Inc. (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(3) Treaty No. U24 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(4) Treaty No. 3036 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(5) Treaty No. U24 with General& Cologne Life Re of America (previously filed with Registrant's post effective amendment number 4, filed on April 29, 2005).

Exhibit (g)(6) Agreement No. 08-010-TL with Ace Life Insurance Co. (filed herewith)

Exhibit (g)(7) Treaty No. Executive UL with Swiss Re Life & Health American Inc. (filed herewith)

Exhibit (g)(8) Treaty No. U26 with Munich American Reassurance Company (filed herewith)

Exhibit (g)(9) Treaty No. Executive UL Amendment. No. 1 with ACE Tempest Life Re (filed herewith)

Exhibit (g)(10) Treaty No. Executive UL Amendment No. 1 with Swiss Re Life & Health American, Inc. (filed herewith)

Exhibit (g)(11) Treaty No. 3438 (UL26) Amendment No. 2 with Munich American Reassurance Company (filed herewith)

Exhibit (h)(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(2) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from
Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(3) Form of Variable Insurance Products Participation Agreement (incorporated by reference from
Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(4) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from
Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(5) Form of T. Rowe Price Fund Participation Agreement incorporated by reference from Registrant’s
(registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(6) Form of MFS Variable Insurance Trust Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(7) Form of Federated Insurance Series Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(8) Form of Fred Alger American Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-53122) filed on December 22, 2000)

Exhibit (h)(9) Form of AIM Variable Investment Funds Participation Agreement (previously filed with Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 27, 2006.)

Exhibit (i) Not Applicable

Exhibit (j) Not Applicable

Exhibit (k) Legal Opinion (filed herewith)

Exhibit (l) Opinion of Illustration Actuary (filed herewith)

Exhibit (m) Calculation (filed herewith)

Exhibit (n) Other Opinions - Independent Auditor's Consent (filed herewith)

Exhibit (o) Not Applicable

Exhibit (p) Not Applicable

Exhibit (q) Restated Issuance, Transfer And Redemption Procedures
(previously filed with Registrant's post effective amendment number 4, filed on April 29, 2005).

Exhibit (r) Power of Attorney (previously filed with Registrant's post effective amendment number 4, filed on April 29, 2005.)

ITEM 27 DIRECTORS AND OFFICERS OF DEPOSITOR.

The principal business address of the directors and officers, unless indicated otherwise, or unless indicated by an asterisk (*), is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.  Those persons with an asterisk by their names have a principal business address of 2450 South Shore Boulevard, League City, Texas 77573.

Directors

Name                                                                Business Address
________________________________________________________________________

Arthur Oleen Dummer                                                         955 East Pioneer Road
Draper, UT 84020-9334

Dr. Shelby Miller Elliott                                                       3603 Broadmoor
Pasadena, TX 77505

George Richard Ferdinandtsen                                          President, Chief Operating Officer
American National Insurance Company

One Moody Plaza
Galveston, TX 77550

Frances Anne Moody-Dahlberg                                       The Moody Foundation
Highland Park Place
4515 Cole Avenue LB 34, Suite 500
Dallas, TX 75205

Robert Lee Moody                                                              Chairman of the Board and
Chief Executive Officer
2302 Postoffice, Suite 702
Galveston, TX 77550

Russell Shearn Moody                                                       American National Insurance Company
One Moody Plaza
Galveston, TX 77550

William Lewis Moody, IV                                                   2302 Postoffice, Suite 502
Galveston, TX 77550

James Daniel Yarbrough                                                    Galveston County Judge
722 Moody
Galveston, TX 77550

Frank Pieri Williamson                                                         301 Barracuda
Galveston, TX 77550

Officers

Name                                                                Office
________________________________________________________________________

James Edward Pozzi	Senior Executive Vice President, Chief Administrative Officer

Ronald Jay Welch	Senior Executive Vice President, Corporate Risk Officer & Chief Actuary

David Alan Behrens	Executive Vice President, Independent Marketing

Billy Joe Garrison	Executive Vice President, Director of Career Sales & Service Division

Michael Wade McCroskey *	Executive Vice President and Treasurer

Gregory Victor Ostergren	Executive Vice President, Director of Multiple Line
1949 East Sunshine
Springfield, MO 65899

Dwain Allen Akins	Senior Vice President, Corporate Affairs, Chief Compliance Officer Variable Insurance Products

Johnny D. Johnson	Senior Vice President and Corporate Chief Information Officer

Stephen Edward Pavlicek	Senior Vice President and Chief Financial Officer

Albert Louis Amato, Jr.	Senior Vice President, Life Insurance Administration

Scott Frankie Brast	Senior Vice President, Real Estate/Mortgage Loan Investments
2525 South Shore Boulevard
League City, TX 77573

Frank Vincent Broll, Jr.	Senior Vice President and Actuary

Gordon Dennis Dixon *	Senior Vice President, Securities Investments

Bernard Stephen Gerwel	Senior Vice President, Chief Multiple Line Exclusive Agency Administrative Officer
1949 East Sunshine
Springfield, MO 65899

Rex David Hemme	Senior Vice President and Actuary

Bruce Murray LePard	Senior Vice President, Human Resources

James Walter Pangburn	Senior Vice President, Credit Insurance Division

Ronald Clark Price	Senior Vice President, Multiple Line Chief Marketing Officer – Career Life Agencies

Steven Harvey Schouweiler	Senior Vice President, Health Insurance Operations

Shannon Lynn Smith	Senior Vice President, Chief Multiple Line Marketing Officer

Hoyt James Strickland	Senior Vice President, Career Sales & Service Division

John Mark Flippin	Secretary

Brian Neil Bright	Vice President, Computing Services

William Frankliln Carlton	Vice President and Controller

James Arthur Collura	Vice President, Chief Life Marketing Officer Multiple Line Exclusive Agency

Richard Thomas Crawford                                                  Vice President and Assistant Controller

George Clayton Crume	Vice President, Brokerage Sales

Douglas Alton Culp	Vice President, Financial Institution

Steven Lee Dobbe	Vice President, Broker Dealer Marketing

Donald Robert French, Jr.	Vice President, Information Security & Enterprise Architecture

Franklin James Gerren	Vice President, Payroll Deduction

Joseph Fant Grant, Jr.	Vice President, Group Actuary

Charles Jordan Jones	Vice President, Health Underwriting/New Business

Dwight Diver Judy	Vice President, Financial Marketing
2911 South Shore Blvd., Suite 130
League City, TX 77573

Richard Steven Katz	Vice President, Direct Marketing & Sales

Dr. Harry Bertrand Kelso, Jr.	Vice President and Medical Director

Robert Jay Kirchner	Vice President, Real Estate Investments
2525 South Shore Boulevard
League City, TX 77573

Brenda Thomas Koelemay	Vice President and Associate Corporate Treasurer

Doris Lanette Leining	Vice President, Life New Business

Anne Marie LeMire	Vice President, Fixed Income

George Arthur Macke	Vice President, General Auditor

Bradley Wayne Manning	Vice President, Life & Annuity Claims

Edwin Vince Matthews, III	Vice President, Mortgage Loan Production

James Brian McEniry	Vice President, Director of Telecommunications

Meredith Myron Mitchell	Vice President, Application Development & Support

John Oliver Norton	Vice President and Actuary

Michael Christopher Paetz	Vice President, Group and MGU Operations

Edward Bruce Pavelka	Vice President, Life Policy Administration

William Corley Ray	Vice President, Market Training and Development Multiple Line Exclusive Agency

Robert Walter Schefft	Vice President, Advanced Sales and Marketing

Gerald Anthony Schillaci	Vice President and Actuary

James Truitt Smith	Vice President, Pension Sales

Wayne Allen Smith	Vice President, Career Sales and Service Division

Clarence Ellsworth Tipton	Vice President and Assistant Actuary

James Patrick Stelling	Vice President, Group/Health Compliance

William Henry Watson, III	Vice President, Chief Health Actuary

Brian Keith Weyer	Vice President, Director of Corporate Treasury

Douglas Raymond Brown	Asst. Vice President, Life Product Actuary

John Thomas Burchett	Asst. Vice President, Accounting Control

Joseph James Cantu	Asst. Vice President and Illustration Actuary

Joseph Wayne Cucco	Asst. Vice President, Director of Advanced Life Sales

Donna Lynn Daulong	Asst. Vice President, Accounting

Nancy Maureen Day	Asst. Vice President, Pension Administration

John Darrell Ferguson	Asst. Vice President, Creative Services

James Joseph Fish	Asst. Vice President, Criminal Investigations & Corporate Security

Denny Walton Fisher, Jr.	Asst. Vice President, Mortgage Loan Production
2525 South Shore Boulevard
League City, TX 77573

William Joseph Hogan	Asst. Vice President, Health & HIPAA Compliance

Barbara J. Huerta	Asst. Vice President, Enterprise Financial Systems

Deborah Kay Janson	Asst. Vice President, Corporate Research

Kenneth Joseph Juneau	Asst. Vice President, Advisory Systems Engineer

Carol Ann Kratz	Asst. Vice President, Human Resources

Sara Liane Latham	Asst. Vice President & Assistant Actuary

Thomas Robert LeGrand	Asst. Vice President, Life & Annuity Claims

Larry Edward Linares	Asst. Vice President, Tax

Michael Scott Marquis	Asst. Vice President, Life New Business

Katherine Sue Meisetschlaeger	Asst. Vice President, Life & Annuity Systems

Tracy Leigh Milina	Asst. Vice President, Health Business Vision Coordinator

Michael Scott Nimmons	Asst. Vice President, Associate General Auditor, Corporate Audit Services

Ronald Joseph Ostermayer	Asst. Vice President, Director Health Systems Administration, HIPPA Security Officer

Raymond Edward Pittman, Jr.	Asst. Vice President, Director of Marketing/Career Development

Judith Lynne Regini	Asst. Vice President, Corporate Compliance, Chief Compliance Officer Anti-Money Laundering

James Alexander Tyra	Asst. Vice President, Life Insurance Systems

Emerson Voth Unger	Asst. Vice President, National Business Development Executive

Deanna Lynn Walton	Asst. Vice President, Field Systems

Dr. John Frank White III	Asst. Vice President, Associate Medical Director

Jeanette Elizabeth Cernosek	Assistant Secretary

Victor John Krc	Assistant Treasurer

Item 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE
 DEPOSITOR OR THE REGISTRANT

The Registrant, American National Variable Life Separate Account, is a separate account of American National Insurance Company, a Texas insurance company. In addition, American National Insurance Company has three other separate accounts, American National Variable Annuity Separate Account, American National Insurance Company Group Unregistered Annuity Separate Account, and American National Insurance Company Separate Account for Retirement Plans. The Libbie Shearn Moody Trust owns approximately 37.10% of the outstanding stock of American National Insurance Company.  The Moody Foundation, which has a 75% contingent remainder interest in the Libbie Shearn Moody Trust, owns approximately 22.96% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Mrs. Frances Anne Moody-Dahlberg, Robert L. Moody, Sr. and Ross Rankin Moody.  Robert L. Moody, Sr. is a life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director and Chief Executive Officer of American National Insurance Company.  Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, Chief Executive Officer, a Director and controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 46.57% of the outstanding stock of American National Insurance Company.  Moody Bank Holding Company, Inc. owns approximately 97.8% of the outstanding shares of Moody National Bank.  Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc.  The Three R Trusts, trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 50.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation.  Gal-Tex Hotel Corporation directly or indirectly wholly owns the following subsidiaries, listed in alphabetical order:

1859 Beverage Company
1859 Historic Hotels, Ltd.                                                                           Kentucky Landmark Hotels, L.L.C.
Colorado Landmark Hotels, L.L.C.                                                            LHH Hospitality, Inc.
Gal-Tenn Hotel Corporation                                                                      Virginia Landmark Hotels, L.L.C.

American National owns a direct or indirect interest in the following entities, listed in alphabetical order:

Entity:  121 Village, Ltd.

Entity Form:  A Texas limited partnership

Ownership or Other Basis of Control:  AN, Stonebriar, Ltd. owns a 33% limited partnership interest

Entity:                      Alternative Benefit Management, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all of the outstanding common stock.

Entity:  American National County Mutual Insurance Company

Entity Form:  A Texas insurance company

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity:  American National of Delaware Corporation

Entity Form:  A Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:                      American National Financial Corporation

Entity Form: A Texas corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:                      American National Financial Corporation (Delaware)

Entity Form: A Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:                      American National Financial Corporation (Nevada)

Entity Form: A Nevada corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity:                      American National General Insurance Company

Entity Form: A Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:                      American National Insurance Service Company

Entity Form: A Missouri corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  American National Investment Accounts, Inc.*

Entity Form:  A Maryland corporation.

Ownership or Other Basis of Control:  Investment Advisory Agreement with Securities Management and Research, Inc.  Also, Securities Management and Research, Inc. and American National Insurance Company own the outstanding stock of the Company.

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios will be liquidated and dissolved and the Fund terminated.

Entity:  American National Life Holdings, Inc.

Entity Form:  A Nevada corporation

Ownership or Other Basis of Control:  American National Insurance Company owns all outstanding common stock. Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity:                      American National Life Insurance Company of Texas

Entity Form: A Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Life Insurance Company of New York

Entity Form: A New York insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:  American National Lloyds Insurance Company

Entity Form:  A Texas insurance company

Ownership or Other Basis for Control: Managed by ANPAC Lloyds Insurance Management, Inc.

Entity:                      American National Property & Casualty Company

Entity Form: A Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property & Casualty Holding Company, Inc.

Entity:                      American National Property & Casualty Holdings, Inc.

Entity Form: A Delaware corporation.

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock. Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity:  AN/CAN Investments, Inc.

Entity Form: A British Columbia corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity:                      ANDV 97, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity:  Anford Pinnacle, L.P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns a 50% interest.

Entity:                      ANH20, Inc.

Entity Form:  A Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANREM Corporation.

Entity:                      ANIND TX, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis of Control:  Wholly owned subsidiary of ANDV 97, Inc.

Entity:                      ANPAC General Agency of Texas

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  ANPAC Lloyds Insurance Management, Inc.

Entity Form:  A Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:                      ANPAC Louisiana Insurance Company

Entity Form: A Louisiana corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity: ANPIN, L.P.

Entity Form:  A Texas limited partnership

Ownership or Other Basis of Control:  Eagle 99, Inc. owns a 99% limited partnership interest; ANIND TX, Inc. owns a 1% general partnership interest.

Entity:                      ANREINV, Inc.

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, Inc.

Entity:                      ANREM Corporation

Entity Form: A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity: AN Stonebriar, Ltd.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: ANREINV, Inc. is a 2% general partner; Eagle AN, L.P. is 98% limited partner.

Entity:                      ANTAC, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: AN/WRI DEVCO #1, Ltd.

Entity Form:  A Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns an 80% limited partnership interest.

Entity: AN/WRI GS, L.L.C.

Entity Form: A Texas limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% membership interest.

Entity: AN/WRI Partnership, Ltd.

Entity Form:  A Texas limited partnership

Ownership or Other Basis of Control:  Eagle AN, L.P. owns an 80% limited partnership interest.

Entity:                      Bayport II Mountain West Houston, L.L.C.

Entity Form: A Colorado limited liability company.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% membership interest.

Entity:                      Beltway/Antoine Business Center, Phase I.

Entity Form: A Texas limited partnership.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity:                      Beltway II, L.L.C.

Entity Form: A Texas limited liability company.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% membership interest.

Entity:                      Cedar Crossing Mountain West Houston, L.L.C.

Entity Form: A Colorado limited liability company.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% membership interest.

Entity:                      Comprehensive Investment Services, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company.

Entity: Cumberland/146, L.L.C.

Entity Form: An Indiana limited liability corporation.

Ownership or other Basis of Control: Eagle AN, L.P. owns a 60% membership interest.

Entity:                      Eagle 99, Inc.

Entity Form: A Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, Inc.

Entity:                      Eagle AN, L. P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: Eagle 99, Inc. owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

Entity:                      Eagle Ind., L. P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest, and ANIND TX, Inc. owns a 1% general partnership interest.

Entity:                      Farm Family Casualty Insurance Company

Entity Form: A New York insurance company

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

Entity:                      Farm Family Financial Services, Inc.

Entity Form: A New York corporation (inactive)

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

Entity:                      Farm Family Life Insurance Company

Entity Form: A New York insurance company

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

Entity:  Forest View Limited Partnership

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control:  American National Insurance Company owns a 99% limited partnership interest.

Entity:                      Galveston Island Water Park, L.P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control:  ANH2O owns a 1% general partnership interest; and Preston 121 Partners, Ltd. owns a 59% limited partnership interest.

Entity:                      Garden State Life Insurance Company

Entity Form: A Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Germann Road Land Development, L.L.C.

Entity Form: A Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity:                      Kearns Building Joint Venture

Entity Form: A Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns an 85% interest.

Entity:                      Lawyers Title of Galveston

Entity Form: A Texas corporation

Ownership or Other Basis of Control: South Shore Harbour Development, Ltd. owns 50% of the outstanding stock.

Entity:                      MRPL Retail Partners, Ltd. (Shops at Bella Terra).

Entity Form: A Texas limited partnership.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity:                      MWBP, L.L.C.

Entity Form: A Colorado limited liability company.

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% membership interest.

Entity: Newington-Berlin Retail L.L.C.

Entity Form: A Connecticut limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% membership interest.

Entity:                      Pacific Property and Casualty Company

Entity Form: A California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company.

Entity:  PCO Battery Brooke Parkway, L.P.

Entity Form:  A Virginia limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest, and  ANIND, TX, Inc. owns a 1% interest.

Entity:  PCO Carolina Pines, L.P.

Entity Form: A South Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity:                      PCO Corporate Drive Limited Partnership

Entity Form: A North Carolina limited partnership.

Ownership or Other Basis of Control: ANPIN, L.P. owns a 98% interest and ANIND TX, Inc. owns a 1% interest.

Entity:  PCO Jenkins Brothers Road, L.P.

Entity Form: A South Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity:  PCO Kent Drive, L.P.

Entity Form: A Georgia limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity:  PCO Nashville, L.P.

Entity Form: A Tennessee limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity: PCO Northfork, L.P.

Entity Form: A Tennessee limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity:  PCO Omnicron Court, L.P.

Entity Form:  A Kentucky limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity:  PCO Watkins Road, L.P.

Entity Form: A North Carolina limited partnership

Ownership or Other Basis of Control:  ANPIN, L.P. owns a 98% interest and ANIND, TX, Inc. owns a 1% interest.

Entity:                      Preston 121 Partners, Ltd.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: ANIND TX, Inc. owns a 2% general partnership interest and Eagle AN, L.P. owns a 98% limited partnership interest.

Entity: Pro Terra Realty Fund, Ltd.

Entity Form: A limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 6.462% limited partnership interest.

Entity:                      R.A.A.B. of W. Va., Inc.

Entity Form: A West Virginia corporation

Ownership or Other Basis of Control: Wholly owned by Rural Agency and Brokerage, Inc.

Entity:                      Rural Agency and Brokerage, Inc.

Entity Form: A New York corporation

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

Entity:                      Rural Insurance Agency and Brokerage of Massachusetts, Inc.

Entity Form: A Massachusetts corporation

Ownership or Other Basis of Control: Wholly owned by Rural Agency and Brokerage, Inc.

Entity:                      Rural Agency and Brokerage of New Hampshire, Inc.

Entity Form: A New Hampshire corporation

Ownership or Other Basis of Control: Rural Agency and Brokerage, Inc. owns a 25% interest of the outstanding common stock.

Entity:                      Rutledge Partners, L.P.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 26% limited partnership interest.

Entity: Securities Management and Research, Inc.

Entity Form:  A Florida corporation - a registered broker-dealer and investment adviser

Ownership or Other Basis of Control: Wholly-owned subsidiary of American National Insurance Company.

Entity:  SM&R Investments, Inc.

Entity Form:  A Maryland corporation - registered investment company

Ownership or Other Basis of Control: Investment Advisory Agreement with Securities Management and Research, Inc.  Also, the Company consists of eleven (11) different series.  Securities Management and Research, Inc. and American National Insurance Company own shares in certain series.  Various subsidiaries of American National Insurance Company own stock in the Primary Fund and the Money Market Fund.

Entity:                      South Shore Harbour Development, Limited.

Entity Form: A Texas limited partnership

Ownership or Other Basis of Control: ANTAC, Inc. owns a 95% limited partnership interest, and ANREM Corp. owns a 5% general partnership interest.

Entity:                      Standard Life and Accident Insurance Company

Entity Form: A Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity:                      Standard Plus, Inc.

Entity Form:  A Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Standard Life and Accident Insurance Company.

Entity: Timbermill, Ltd.

Entity Form: A Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest.

Entity:                      Town and Country Joint Venture

Entity Form: A Texas joint venture

Ownership or Other Basis of Control: ANDV 97, Inc. owns a 68.65% limited partnership interest.

Entity:                      United Farm Family Insurance Company

Entity Form: A New York insurance company

Ownership or Other Basis of Control: Wholly owned by American National Property & Casualty Holdings, Inc.

ITEM 29. INDEMNIFICATION

The following provision is in the Distribution and Administrative Services
Agreement:

         "American National agrees to indemnify SM&R for any liability that SM&R may incur to a Contract owner or party-in-interest under a Policy (i)
         arising out of any act or omission in the course of, or in connection with, rendering services under this Agreement, or (ii) arising out of the purchase, retention or surrender of a Policy; provided, however, that American National will not indemnify SM&R for any such liability that results from the willful misfeasance, bad faith or gross negligence of SM&R, or from the reckless disregard, by SM&R, of its duties and obligations arising under this Agreement."

The officers and directors of American National are indemnified by American
National in the American National By-Laws for liability incurred by reason of the officer and directors serving in such capacity. This indemnification would cover liability arising out of the variable annuity sales of American National

Insofar as indemnification for liability arising under the Securities Act of
1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a)     Securities Management and Research, Inc. serves as investment adviser to

(i) SM&R Investments, Inc. consisting of SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Money Market Fund, and SM&R Primary Fund; and

(ii) American National Investment Accounts, Inc., American National Growth Portfolio, American National Equity Income Portfolio, American National Balanced Portfolio, and American National Money Market Portfolio.*

(iii) Securities Management and Research, Inc. also serves as principal underwriter to the American National Variable Annuity Separate Account.

(b)     The Registrant’s principal underwriter is Securities Management and Research, Inc. The following are the officers and directors of Securities Management and Research, Inc.

*On April 13, 2010, the Shareholders of the American National Growth Portfolio, the American National Equity Income Portfolio, the American National Balanced Portfolio, and the American National Money Market Portfolio (together the “Portfolios”) approved a Plan of Liquidation and Dissolution of the Portfolios that are a separate series of American National Investment Accounts, Inc. (the “Fund”.) On April 30, 2010, the Portfolios will be liquidated and dissolved and the Fund terminated.

Name	Position	Principal Business Address
David A. Behrens	Director	American National Insurance Company One Moody Plaza Galveston, Texas 77550

Gordon D. Dixon	Director Senior Vice President, Chief Investment Officer	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

G. Richard Ferdinandtsen	Director	American National Insurance Company One Moody Plaza Galveston, Texas 77550

R. Eugene Lucas	Director	Gal-Tex Hotel Corporation 2302 Postoffice Street, Suite 504 Galveston, Texas 77550

Michael W. McCroskey	Director, President, Chief Executive Officer	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Teresa E. Axelson	Vice President, Secretary, Chief Compliance Officer	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Brenda T. Koelemay	Vice President, Treasurer, Chief Financial and Administrative Officer	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

T.Brett Harrington	Vice President, Fund Marketing	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Ronald C. Price	Vice President	American National Insurance Company One Moody Plaza Galveston, Texas 77550

James A. Collura	Vice President	American National Insurance Company One Moody Plaza Galveston, Texas 77550
Andrew R. Duncan	Vice President, Derivatives Strategies & Alternative Investments	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Anne M. LeMire	Vice President, Head of Fixed Income	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

John S. Maidlow	Vice President, Head Portfolio Management	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Vicki R. Douglas	Assistant Vice President	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Steven Douglas Geib	Assistant Vice President	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Sally F. Praker	Assistant Vice President	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

Michele S. Lord	Assistant Secretary	Securities Management and Research, Inc. 2450 South Shore Boulevard League City, Texas 77573

(c) Compensation from the Registrant:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation
Securities Management & Research, Inc.	$2,907,757	N/A	N/A	N/A

ITEM 31 LOCATIONS OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of American National Insurance
Company, One Moody Plaza, Galveston, Texas 77550.

ITEM 31. MANAGEMENT SERVICES - Not Applicable

ITEM 33. FEE REPRESENTATION

Representation pursuant to Section 26(e)(2)(A). American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and  the risks assumed by American National Insurance Company.

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby files this registration statement under Rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized in the City of Galveston and the State of Texas on the 30th day of April, 2010.

AMERICAN NATIONAL INSURANCE COMPANY

BY: American National Insurance Company

By /s/ Robert L. Moody
Robert L. Moody
Chairman of the Board
And
Chief Executive Office

By: /s/ G. Richard Ferdinandsten
G. Richard Ferdinandsten
President
Chief Operating Officer

AMERICAN NATIONAL INSURANCE COMPANY
(Depositor)
By /s/ Robert L. Moody
Robert L. Moody
Chairman of the Board
And
Chief Executive Office

By: /s/ G. Richard Ferdinandsten
G. Richard Ferdinandsten
President
Chief Operating Officer

Attest By:  /s/ J. Mark Flippin
J. Mark Flippin

As required by the Securities Act of 1933, this amended registration statement has been signed by the following persons in their capacities on the 30th day of April, 2010.

Name                                                                                              Title
Stephen E. Pavlicek	Senior Vice President and Chief Financial Officer
(Principal Financial Officer)
William F. Carlton	Vice President and Controller (Principal Accounting Officer)
Robert L Moody	Director, Chairman of the Board and Chief Executive Officer
G. Richard Ferdinandsten	Director, President and Chief Operating Officer
Arthur O. Dummer	Director
Dr. Shelby M. Elliott	Director
Frances Anny Moody-Dahlberg	Director
Russell S. Moody	Director
W.L. Moody, IV	Director
Frank P. Williamson	Director
James D. Yarbrough	Director